UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: December 31

Date of reporting period: July 1, 2003 – December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO ADMINISTRATIVE CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Emerging Markets Bond Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Emerging Markets Bond Portfolio Administrative Class	31.64%	40.86%
J.P. Morgan Emerging Markets Bond Index Global	25.65%	—

*	Annualized

All Portfolio returns are net of fees and expenses

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/1/2002, the first full month following the Portfolio’s Administrative Class inception on 9/30/02, compared to the J.P. Morgan Emerging Markets Index Global, an unmanaged market index. It is not possible to invest directly in the index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Investing in emerging market securities imposes even greater risks including smaller capitalization of securities markets, which can experience illiquidity, price volatility, foreign restrictions, and repatriation of investment income and capital.

PORTFOLIO INSIGHTS

•	The Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Securities of issuers that economically are tied to countries with emerging securities markets.

•	The Portfolio’s Administrative Class returned 31.64% for the 12-month period ended December 31, 2003, outperforming the J.P. Morgan Emerging Markets Bond Index Global return of 25.65%.

•	The Portfolio benefited significantly from an overweight position in Brazil where bonds returned nearly 70% for the year in response to sound policy management and improved economic and financial fundamentals.

•	Similarly, an overweight position in Ecuador was positive as progress on reform continued and prudent fiscal policy remained in place. For the year, Ecuador was the highest-returning credit in the asset class.

•	Duration and yield curve positioning within the higher quality segment of the market added to relative performance.

•	Outperformance was driven equally by country and instrument selection strategies.

•	The Portfolio’s use of short-dated credit default swaps as a structural source of added value benefited performance.

•	Avoidance of countries with weak fundamentals, such as Venezuela and Turkey, detracted from performance as investors favored higher yielding issues, which boosted these weakened credit qualities.

2	Annual Report | 12.31.03

Financial Highlights

Emerging Markets Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		09/30/2002-12/31/2002

Net asset value beginning of period	$11.48		$10.00
Net investment income (a)	0.64		0.18
Net realized/unrealized gain on investments (a)	2.88		1.48
Total income from investment operations	3.52		1.66
Dividends from net investment income	(0.65)		(0.18)
Distributions from net realized capital gains	(1.38)		0.00
Total distributions	(2.03)		(0.18)
Net asset value end of period	$12.97		$11.48
Total return	31.64%		16.65%
Net assets end of period (000s)	$50,954		$32,767
Ratio of net expenses to average net assets	1.04	%(b)	1.02	%(b)(c)*
Ratio of net investment income to average net assets	4.91%		6.58	%*
Portfolio turnover rate	451%		91%

*	Annualized

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.11%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Emerging Markets Bond Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$67,801
Cash	1
Unrealized appreciation on forward foreign currency contracts	44
Receivable for Portfolio shares sold	49
Interest and dividends receivable	1,163
Unrealized appreciation on swap agreements	147

69,205

Liabilities:
Payable for investments purchased	$18,158
Unrealized depreciation on forward foreign currency contracts	34
Dividends payable	5
Accrued investment advisory fee	19
Accrued administration fee	17
Accrued servicing fee	6
Unrealized depreciation on swap agreements	1
Other liabilities	11
18,251

Net Assets	$50,954

Net Assets Consist of:
Paid in capital	$43,502
Undistributed net investment income	4,336
Accumulated undistributed net realized (loss)	(224)
Net unrealized appreciation	3,340

$50,954

Net Assets:
Administrative Class	$50,954

Shares Issued and Outstanding:
Administrative Class	3,930

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Administrative Class	$12.97

Cost of Investments Owned	$64,607

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Emerging Markets Bond Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$2,461
Miscellaneous income	55

Total Income	2,516

Expenses:
Investment advisory fees	190
Administration fees	169
Distribution and/or servicing fees—Administrative Class	63
Trustees’ fees	1
Interest expense	14
Miscellaneous expense	2

Total Expenses	439

Net Investment Income	2,077

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,952
Net realized gain on foreign currency transactions	10
Net change in unrealized appreciation on investments	906
Net change in unrealized appreciation on futures contracts, options, and swaps	146
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	11
Net Gain	9,025

Net Increase in Assets Resulting from Operations	$11,102

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Emerging Markets Bond Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Period from September 30, 2002 to December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,077	$474
Net realized gain	7,962	904
Net change in unrealized appreciation	1,063	2,277

Net increase resulting from operations	11,102	3,655

Distributions to Shareholders:
From net investment income
Administrative Class	(2,081)	(474)
From net realized capital gains
Administrative Class	(4,750)	0

Total Distributions	(6,831)	(474)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	24,324	30,695
Issued as reinvestment of distributions
Administrative Class	6,826	473
Cost of shares redeemed
Administrative Class	(17,234)	(1,582)
Net increase resulting from Portfolio share transactions	13,916	29,586

Total Increase in Net Assets	18,187	32,767

Net Assets:
Beginning of period	32,767	0
End of period*	$50,954	$32,767

*Including undistributed net investment income of:	$4,336	$920

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Emerging Markets Bond Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

BRAZIL 29.7%
Republic of Brazil
2.000% due 04/15/2006 (a)(c)		$1,672	$1,649
11.500% due 03/12/2008		400	466
2.062% due 04/15/2009 (a)		686	648
14.500% due 10/15/2009		540	709
10.000% due 08/07/2011		750	832
11.000% due 01/11/2012 (c)		1,160	1,351
2.062% due 04/15/2012 (a)		1,045	946
2.062% due 04/15/2012 (a)		200	181
8.000% due 04/15/2014		419	412
2.000% due 04/15/2024 (a)		100	86
6.000% due 04/15/2024		120	105
8.875% due 04/15/2024 (c)		1,150	1,127
12.250% due 03/06/2030		220	275
11.000% due 08/17/2040 (c)		5,770	6,333

Total Brazil (Cost $13,420)			15,120

BULGARIA 0.8%
Republic of Bulgaria
1.937% due 07/28/2011 (a)		342	335
1.937% due 07/28/2012 (a)		86	85

Total Bulgaria (Cost $405)			420

CHILE 2.8%
Republic of Chile
5.625% due 07/23/2007		1,200	1,290
6.875% due 04/28/2009		120	136

Total Chile (Cost $1,405)			1,426

COLOMBIA 0.9%
Republic of Colombia
7.625% due 02/15/2007		200	216
10.750% due 01/15/2013		210	240

Total Colombia (Cost $428)			456

DOMINICAN REPUBLIC 0.9%
Dominican Republic
9.500% due 09/27/2006		475	405
9.040% due 01/23/2013		100	76

Total Dominican Republic (Cost $546)			481

ECUADOR 3.6%
Republic of Ecuador
7.000% due 08/15/2030 (a)		400	312
7.000% due 08/15/2030		1,976	1,522

Total Ecuador (Cost $1,142)			1,834

GUATEMALA 1.2%
Republic of Guatemala
9.250% due 08/01/2013		570	633

Total Guatemala (Cost $570)			633

MALAYSIA 1.8%
Petronas Capital Ltd.
7.000% due 05/22/2012		325	371
Republic of Malaysia
8.750% due 06/01/2009		120	148
7.500% due 07/15/2011		325	385

Total Malaysia (Cost $894)			904

MEXICO 14.2%
Pemex Project Funding Master Trust
7.375% due 12/15/2014		120	129
United Mexican States
8.375% due 01/14/2011		1,460	1,737
7.500% due 01/14/2012		485	548
6.375% due 01/16/2013 (c)		2,670	2,777
11.375% due 09/15/2016		125	177
8.125% due 12/30/2019		474	531
8.300% due 08/15/2031		1,165	1,316

Total Mexico (Cost $7,051)			7,215

MOROCCO 0.5%
Kingdom of Morocco
2.187% due 01/05/2009 (a)		275	271

Total Morocco (Cost $250)			271

PANAMA 3.8%
Republic of Panama
8.250% due 04/22/2008		15	17
9.625% due 02/08/2011		210	244
9.375% due 07/23/2012		425	487
9.375% due 07/23/2012		100	114
1.937% due 07/17/2014 (a)		114	107
1.937% due 07/17/2016 (a)		332	287
9.375% due 01/16/2023		560	613
8.875% due 09/30/2027		80	84

Total Panama (Cost $1,827)			1,953

PERU 4.2%
Republic of Peru
9.125% due 01/15/2008		750	885
9.125% due 02/21/2012		920	1,030
4.500% due 03/07/2017		240	213

Total Peru (Cost $2,087)			2,128

POLAND 0.7%
Republic of Poland
4.000% due 10/27/2024 (a)		130	113
4.750% due 10/27/2024 (a)		250	230

Total Poland (Cost $354)			343

RUSSIA 19.7%
Russian Federation
8.750% due 07/24/2005		300	325
5.000% due 03/31/2030 (c)		10,125	9,712

Total Russia (Cost $9,756)			10,037

SOUTH AFRICA (e)(f) 1.6%
Republic of South Africa
7.375% due 04/25/2012		310	350
5.250% due 05/16/2013	EC	400	484

Total South Africa (Cost $811)			834

SOUTH KOREA 2.0%
Korea Development Bank
5.750% due 09/10/2013		$25	26
Republic of Korea
8.875% due 04/15/2008		805	972

Total South Korea (Cost $1,003)			998

TUNISIA 1.9%
Banque Centrale De Tunisie
7.375% due 04/25/2012 (c)		850	958

Total Tunisia (Cost $908)			958

UKRAINE 1.9%
Republic of Ukraine
11.000% due 03/15/2007		402	448
7.650% due 06/11/2013		500	522

Total Ukraine (Cost $932)			970

UNITED STATES 1.0%
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		500	502

Total United States (Cost $499)			502

SHORT-TERM INSTRUMENTS 39.9%

Commercial Paper 28.8%
ABN AMRO Mortgage Corp.
1.075% due 02/03/2004		800	799
Barclays U.S. Funding Corp.
1.065% due 01/20/2004		400	400
CBA (de) Finance
1.070% due 01/26/2004		600	599
1.080% due 02/17/2004		200	200
Danske Corp.
1.075% due 02/09/2004		400	399
1.085% due 03/08/2004		200	200
Fannie Mae
1.080% due 02/18/2004		1,000	999
1.080% due 02/19/2004		300	299
1.060% due 03/10/2004		700	699
1.050% due 03/17/2004		1,600	1,596
Federal Home Loan Bank
1.060% due 03/10/2004		1,000	998
Freddie Mac
1.080% due 02/12/2004		700	699
General Electric Capital Corp.
1.090% due 03/12/2004		1,000	998
HBOS Treasury Services PLC
1.110% due 03/19/2004		600	599
1.115% due 04/13/2004		500	498
Lloyds TSB Bank PLC
1.060% due 01/22/2004		700	700
Royal Bank of Scotland PLC
1.085% due 01/20/2004		600	600
1.075% due 01/26/2004		500	500
Shell Finance PLC
1.090% due 03/09/2004		1,000	998
UBS Finance, Inc.
1.060% due 01/21/2004		500	500
1.095% due 04/01/2004		400	399
Westpac Capital Corp.
1.100% due 04/07/2004		1,000	997

			14,676

Repurchase Agreement 2.7%
State Street Bank
0.800% due 01/02/2004		1,358	1,358

(Dated 12/31/2003. Collateralized by Fannie Mae 1.040% due 07/26/2004 valued at $1,388. Repurchase proceeds are $1,358.)
U.S. Treasury Bills 8.4%
1.017% due 04/15/2004 - 05/06/2004 (b)		4,300	4,284

Total Short-Term Instruments (Cost $20,319)			20,318

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Emerging Markets Bond Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

Total Investments 133.1% (Cost $64,607)		$67,801
Other Assets and Liabilities (Net) (33.1%)		(16,847)

Net Assets 100.0%		$50,954

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $18,158 and $18,794, respectively, as of December 31, 2003.
(d)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004	$1,000	0
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	1,000	(1)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	100	1
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	300	3
Receive a fixed rate equal to 2.840% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/04/2013	1,600	128
Receive a fixed rate equal to 3.160% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 10/02/2013	450	15

		$146

(e)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	335	03/2004	$6	$0	$6
Sell	EC	398	01/2004	0	(22)	(22)
Buy	HF	24,704	03/2004	9	0	9
Buy	KW	125,014	03/2004	0	(3)	(3)
Buy	MP	3,411	03/2004	0	(3)	(3)
Buy		1,732	04/2004	2	0	2
Buy	CY	891	09/2004	1	0	1
Buy	PN	438	03/2004	0	0	0
Buy	PZ	428	03/2004	7	0	7
Buy	RR	3,342	03/2004	7	0	7
Buy	SR	803	03/2004	12	0	12
Sell		803	03/2004	0	(6)	(6)

				$44	$(34)	$10

(f)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CY	-	Chinese Yuan Renminbi
EC	-	Euro
HF	-	Hungarian Forint
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian Nouveau Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
SR	-	South African Rand

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 2002.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from

10	Annual Report | 12.31.03

writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.45%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.40%.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	1.00%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2002	12/31/2003

Amount Available for Reimbursement	$4	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,443	$3,376	$180,977	$174,712

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$6
Closing Buys	(6)
Expirations	0
Exercised	0

Balance at 12/31/2003	$0

12	Annual Report | 12.31.03

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$4,370	$9	$124	$0	$0	$(12)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(3)
$64,840	$3,063	$(102)	$2,961

(3)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital
$6,831	$0	$0

(4)	Includes short-term capital gains.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Period from 09/30/2002 to 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	1,871	$24,324	2,953	$30,695

Issued as reinvestment of distributions
Administrative Class	531	6,826	42	473

Cost of shares redeemed
Administrative Class	(1,327)	(17,234)	(140)	(1,582)

Net increase resulting from Portfolio share transactions	1,075	$13,916	2,855	$29,586

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	99

12.31.03 | Annual Report	13

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Emerging Markets Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Global Bond Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Global Bond Portfolio Administrative Class	14.43%	17.61%
J.P. Morgan Global Index (Unhedged)	14.51%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 2/01/02, the first full month following the Portfolio’s Administrative Class inception on 1/10/02, compared to the J.P. Morgan Global Index (Unhedged), an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Global Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries, one of which may be the United States.

•	The Portfolio’s Administrative Class returned 14.43% for the year ended December 31, 2003, underperforming the 14.51% return of the J.P. Morgan Global Index (Unhedged).

•	An overweight to Euroland bonds was positive. These yields rose less than their global counterparts and the bonds outperformed the overall global bond market.

•	An underweight to Japanese government bonds was positive. Japan was the worst performing major global bond market in 2003. Economic data in the second quarter pointed towards a recovery and cheered the equity market, which resulted in a sharp rise in yields.

•	An underweight to U.S. duration was positive as Treasuries lagged most developed bond markets for the year.

•	Modest holdings of corporate bonds added to performance as this sector performed strongly on strong profits and investor demand for riskier, higher yielding assets.

•	An allocation to real return bonds was positive as these assets outperformed more volatile Treasuries of similar duration.

•	A modest underweight to the U.S. dollar relative to the Euro, Yen and Canadian dollar was positive as the U.S. dollar weakened.

•	Strategies intended to benefit returns when European swap spreads widen detracted from performance, as these spreads tightened during the year.

•	Strategies designed to capture the convergence of long-maturity U.K. yields with long-maturity Euroland yields detracted from returns.

2	Annual Report | 12.31.03

Financial Highlights

Global Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		01/10/2002-12/31/2002

Net asset value beginning of period	$11.69		$10.00
Net investment income (a)	0.24		0.27
Net realized/unrealized gain on investments (a)	1.43		1.74
Total income from investment operations	1.67		2.01
Dividends from net investment income	(0.25)		(0.27)
Distributions from net realized capital gains	(0.08)		(0.05)
Total distributions	(0.33)		(0.32)
Net asset value end of period	$13.03		$11.69
Total return	14.43%		20.35%
Net assets end of period (000s)	$29,415		$20,456
Ratio of net expenses to average net assets	0.92	%(c)	0.90	%(b)*
Ratio of net investment income to average net assets	1.93%		2.58	%*
Portfolio turnover rate	592%		581%

*	Annualized

(a)	Per share amounts based on averge number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Global Bond Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$29,286
Foreign currency, at value	373
Receivable for investments sold	4,308
Unrealized appreciation on forward foreign currency contracts	224
Receivable for Portfolio shares sold	37
Interest and dividends receivable	454
Variation margin receivable	1
Swap premiums paid	158
Unrealized appreciation on swap agreements	18
Unrealized appreciation on forward volatility options	2
Other assets	2

34,863

Liabilities:
Payable for investments purchased	$670
Unrealized depreciation on forward foreign currency contracts	38
Payable for short sale	4,372
Written options outstanding	93
Payable for Portfolio shares redeemed	16
Accrued investment advisory fee	6
Accrued administration fee	12
Accrued servicing fee	6
Variation margin payable	10
Swap premiums received	68
Unrealized depreciation on swap agreements	127
Other liabilities	30
5,448

Net Assets	$29,415

Net Assets Consist of:
Paid in capital	$26,165
Undistributed net investment income	1,335
Accumulated undistributed net realized gain	63
Net unrealized appreciation	1,852

$29,415

Net Assets:
Administrative Class	29,415

Shares Issued and Outstanding:
Administrative Class	2,258

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Administrative Class	13.03

Cost of Investments Owned	$27,564

Cost of Foreign Currency Held	$366

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Global Bond Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest, net of foreign taxes of $3,512	$674
Miscellaneous income	(22)

Total Income	652

Expenses:
Investment advisory fees	57
Administration fees	114
Distribution and/or servicing fees—Administrative Class	34
Interest expense	4
Miscellaneous expense	1

Total Expenses	210

Net Investment Income	442

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(199)
Net realized gain on futures contracts, options, and swaps	227
Net realized gain on foreign currency transactions	1,569
Net change in unrealized appreciation on investments	879
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(61)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	40
Net Gain	2,455

Net Increase in Assets Resulting from Operations	$2,897

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Global Bond Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Period from January 10, 2002 to December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$442	$145
Net realized gain	1,597	36
Net change in unrealized appreciation	858	994

Net increase resulting from operations	2,897	1,175

Distributions to Shareholders:
From net investment income
Administrative Class	(472)	(144)
From net realized capital gains
Administrative Class	(165)	(40)

Total Distributions	(637)	(184)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	29,887	24,269
Issued as reinvestment of distributions
Administrative Class	631	184
Cost of shares redeemed
Administrative Class	(23,819)	(4,988)
Net increase resulting from Portfolio share transactions	6,699	19,465

Total Increase in Net Assets	8,959	20,456

Net Assets:
Beginning of period	20,456	0
End of period*	$29,415	$20,456

*Including (overdistributed) net investment income of:	$1,335	$(61)

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Global Bond Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

BRAZIL 0.4%
Republic of Brazil
11.000% due 01/11/2012		$50	$58
8.000% due 04/15/2014		62	61

Total Brazil (Cost $106)			119

CANADA (g)(h) 2.8%
Commonwealth of Canada
6.000% due 06/01/2008	C$	800	672
5.500% due 06/01/2009		100	83
5.500% due 06/01/2010		100	82

Total Canada (Cost $760)			837

CAYMAN ISLANDS (g)(h) 2.0%
Pylon Ltd.
6.045% due 12/22/2008
Vita Capital Ltd.	EC	250	315
2.560% due 01/01/2007 (a)		250	249

Total Cayman Islands (Cost $554)			564

GERMANY (g)(h) 15.0%
Republic of Germany
5.000% due 08/19/2005	EC	100	131
6.000% due 01/05/2006		300	403
6.250% due 04/26/2006		100	136
5.250% due 01/04/2011		1,900	2,583
6.250% due 01/04/2024		200	298
6.500% due 07/04/2027		200	308
5.500% due 01/04/2031		400	547

Total Germany (Cost $3,808)			4,406

ITALY (g)(h) 3.8%
Republic of Italy
9.500% due 02/01/2006	EC	650	932
Seashell Securities PLC
2.450% due 10/25/2028 (a)		80	100
Telecom Italia SpA
5.625% due 02/01/2007		60	80

Total Italy (Cost $774)			1,112

JAPAN (g)(h) 9.7%
Government of Japan
0.300% due 12/20/2007	JY	100,000	929
1.500% due 12/20/2011		150,000	1,438
1.300% due 09/20/2012		30,000	281
2.600% due 03/20/2019		20,000	211

Total Japan (Cost $2,733)			2,859

MEXICO 0.8%
Pemex Project Funding Master Trust
8.625% due 02/01/2022		200	223

Total Mexico (Cost $210)			223

NETHERLANDS (g)(h) 3.2%
Kingdom of Netherlands
6.000% due 01/15/2006	EC	700	940

Total Netherlands (Cost $677)			940

SOUTH AFRICA 0.2%
Republic of South Africa
7.375% due 04/25/2012		50	56

Total South Africa (Cost $55)			56

SPAIN (g)(h) 4.1%
Kingdom of Spain
5.150% due 07/30/2009	EC	900	1,217

Total Spain (Cost $1,145)			1,217

UNITED KINGDOM (g)(h) 7.7%
Holmes Financing PLC
2.376% due 10/15/2009 (a)	EC	100	127
2.396% due 07/25/2010 (a)		100	126
United Kingdom Gilt
5.000% due 03/07/2012 BP		400	728
5.000% due 09/07/2014		700	1,276

Total United Kingdom (Cost $2,099)			2,257

UNITED STATES 38.8%

Asset-Backed Securities 3.1%
Ameriquest Mortgage Securities, Inc.
1.551% due 03/25/2033 (a)		130	130
Amortizing Residential Collateral Trust
1.491% due 10/25/2031 (a)		26	26
1.431% due 07/25/2032 (a)		48	48
CS First Boston Mortgage Securities Corp.
1.451% due 01/25/2032 (a)		7	7
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		100	102
Home Equity Asset Trust
1.551% due 03/25/2033 (a)		30	30
Home Equity Mortgage Trust
1.398% due 04/25/2034 (a)		100	100
Irwin Home Equity Loan Trust
1.661% due 06/25/2028 (a)		45	45
Morgan Stanley Dean Witter Capital I, Inc.
1.511% due 07/25/2030 (a)		27	27
Residential Asset Mortgage Products, Inc.
1.470% due 12/25/2033 (a)		100	100
Residential Asset Securities Corp.
1.241% due 08/25/2019 (a)		152	152
Saxon Asset Securities Trust
1.412% due 01/25/2032 (a)		37	37
1.541% due 12/25/2032 (a)		15	15
SLC Student Loan Trust I
1.450% due 12/01/2035 (a)		100	100

			919

Corporate Bonds & Notes 0.4%
CIT Group, Inc.
5.625% due 05/17/2004		40	41
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)		50	50
UFJ Finance Aruba AEC
6.750% due 07/15/2013		30	32

			123

Mortgage-Backed Securities 9.6%
Countrywide Home Loans Servicing LP
5.801% due 03/19/2032 (a)		3	4
Countrywide Home Loans, Inc.
4.990% due 09/19/2032 (a)		19	19
CS First Boston Mortgage Securities Corp.
6.000% due 01/25/2033		7	8
Fannie Mae
5.500% due 10/01/2016		129	134
5.500% due 01/01/2018		875	907
5.500% due 04/01/2018		358	372
5.000% due 11/01/2018		697	712
5.257% due 04/01/2033 (a)		60	61
Freddie Mac
5.000% due 09/15/2016		56	58
3.727% due 02/01/2029 (a)		70	72
4.500% due 08/15/2031		15	15
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		100	111
Government National Mortgage Association
5.625% due 11/20/2024 (a)		20	20
Harborview Mortgage Loan Trust
1.516% due 02/25/2034 (a)		100	100
MLCC Mortgage Investors, Inc. (IO)
1.236% due 03/25/2028 (a)		810	23
Sequoia Mortgage Trust
1.448% due 08/20/2032 (a)		66	66
Structured Asset Securities Corp.
1.591% due 06/25/2017 (a)		15	15
1.641% due 07/25/2032 (a)		49	49
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2032		15	15
5.162% due 10/25/2032 (a)		24	25
3.159% due 02/27/2034 (a)		42	43

			2,829

Municipal Bonds & Notes 1.1%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013		100	117
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 08/01/2011		100	114
New York, New York General Obligation Bonds, Series 2003
5.250% due 06/01/2028		100	103

			334

U.S. Government Agencies 2.6%
Fannie Mae
5.000% due 01/20/2007		150	150
5.250% due 03/22/2007		100	101
4.640% due 01/30/2008		200	204
6.250% due 02/17/2011		200	201
Freddie Mac
6.000% due 05/25/2012		100	102

			758

U.S. Treasury Obligations 22.0%
U.S. Treasury Bond
7.500% due 11/15/2016		1,200	1,528
U.S. Treasury Notes
4.250% due 08/15/2013		200	200
5.500% due 05/15/2009		600	667
5.000% due 02/15/2011		400	430
5.000% due 08/15/2011		200	214
4.375% due 08/15/2012		200	204
U.S. Treasury Strips
0.000% due 11/15/2016		4,100	2,150
0.000% due 05/15/2017		430	220
0.000% due 05/15/2017		1,700	864

			6,477

Total United States (Cost $11,387)			11,440

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Global Bond Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 11.1%

Commercial Paper 9.2%
Danske Corp.
1.085% due 02/17/2004	$400	$399
Fannie Mae
1.010% due 02/03/2004	300	300
1.050% due 03/24/2004	200	199
HBOS Treasury Services PLC
1.105% due 04/22/2004	300	299
National Australia Funding, Inc.
1.060% due 01/16/2004	500	500
Toyota Motor Credit Corp.
1.070% due 03/18/2004	500	499
UBS Finance, Inc.
1.075% due 02/13/2004	100	100
Westpac Trust Securities NZ Ltd.
1.100% due 02/12/2004	400	399

		2,695

Repurchase Agreement 1.2%
State Street Bank
0.800% due 01/02/2004	361	361

(Dated 12/31/2003. Collateralized by Freddie Mac 2.220% due 08/26/2005 valued at $370. Repurchase proceeds are $361.)

U.S. Treasury Bill 0.7%
1.010% due 03/18/2004 (b)	200	200

Total Short-Term Instruments (Cost $3,256)		3,256

Total Investments 99.6% (Cost $27,564)		$29,286

Written Options (c) (0.3%) (Premiums $104)		(93)

Other Assets and Liabilities (Net) 0.7%		222

Net Assets 100.0%		$29,415

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities with an aggregate market value of $200 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Purchased Put Options
Strike @ 95.250
(12/2004)—Long	4	$0
Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	5	2
Euribor September Futures
(09/2004)—Long	2	1
Euribor December Futures
(12/2004)—Long	11	3
Euro-Bund 10-Year Note
(03/2004)—Long	44	62
Government of Japan 10-Year Note
(03/2004)—Long	1	0
U.S. Treasury 10-Year Note
(03/2004)—Long	4	0
U.S. Treasury 30-Year Note
(03/2004)—Short	1	0

		$68

(c)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CBOT U.S. Treasury Note March Futures
Strike @ 113.000
Exp. 02/21/2004	5	$5	$6

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%**
Exp. 08/04/2005	$700,000	$31	$43
Put—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%*
Exp. 08/04/2005	700,000	31	19
Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.800%**
Exp. 10/07/2004	1,200,000	12	10
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.000%*
Exp. 10/07/2004	1,200,000	10	9
Call—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 4.000%**
Exp. 09/23/2005	100,000	2	1
Put—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 6.000%*
Exp. 09/23/2005	100,000	3	3
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 4.000%**
Exp. 03/03/2004	2,100,000	7	2
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 03/05/2004	100,000	2	0
Put—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%*
Exp. 03/05/2004	200,000	1	0

		$99	$87

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(d)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put—OTC% U.S. Dollar Forward Delta / Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.5000%
Counterparty: AIG International, Inc.
Exp. 12/18/2012	50	$2

(e)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 03/15/2016	BP	300	$(7)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2017		800	(6)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 03/15/2017		400	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/20/2018		900	(7)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/20/2018		600	(4)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.250%.
Counterparty: Barclays Bank PLC
Exp. 09/15/2018		200	(1)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co.
Exp. 06/17/2012	EC	800	7
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/17/2012		100	(7)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/16/2014		1,800	(34)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2017		1,200	7
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 03/15/2017		600	0
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/20/2018		2,300	(3)
Receive a fixed rate equal to 5.750% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC
Exp. 09/15/2018		300	0
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 12/15/2031		100	(10)

8	Annual Report | 12.31.03 | See accompanying notes

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006	H	$1,200	$(3)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 4.235%.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2008		5,800	(23)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012		JY50,000	(2)
Receive a fixed rate equal to 1.500% and pay floating rate based on 6-month SF-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/29/2005		SF 1,400	4
Receive total return on Lehman Brothers Commercial Mortgage Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 03/31/2004		$100	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/16/2009		1,100	(4)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.130%.
Counterparty: Goldman Sachs & Co.
Exp. 11/13/2013		400	(8)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/16/2014		$300	$(1)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America, N.A.
Exp. 06/16/2014		600	(1)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/16/2024		400	(6)

			$(109)

(f)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$1,400	$1,557	$1,537
U.S. Treasury Note	5.750	08/15/2010	100	112	112
U.S. Treasury Note	3.875	02/15/2013	600	588	576
U.S. Treasury Note	3.625	05/15/2013	2,200	2,115	2,083

				$4,372	$4,308

(g)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	200	01/2004	$8	$0	$8
Buy		168	02/2004	6	0	6
Buy	BP	291	01/2004	16	0	16
Sell		602	01/2004	0	(30)	(30)
Buy	C$	14	01/2004	0	0	0
Buy	DK	1,820	03/2004	11	0	11
Buy	EC	2,824	01/2004	142	0	142
Sell		250	01/2004	0	(7)	(7)
Buy	JY	697,532	01/2004	36	0	36
Sell		53,489	01/2004	0	(1)	(1)
Buy	SK	1,422	03/2004	5	0	5

				$224	$(38)	$186

(h)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BP	-	British Pound
C$	-	Canadian Dollar
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
SF	-	Swiss Franc
SK	-	Swedish Krona

See accompanying notes | 12.31.03 | Annual Report	9

Notes to Financial Statements

December 31, 2003

1. Organization

The Global Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on January 10, 2002.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to

10	Annual Report | 12.31.03

purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts

12	Annual Report | 12.31.03

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.90%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2002	12/31/2003

Amount Available for Reimbursement	$5	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$99,818	$94,762	$19,753	$9,893

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$34
Sales	168
Closing Buys	(56)
Expirations	(42)
Exercised	0

Balance at 12/31/2003	$104

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$2,205	$88	$(762)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and amortization of swap premiums.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)
$27,567	$1,777	$(58)	$1,719

(2)	Primary differences, if any, between book and tax net unrealized appreciation are attributable to wash sale loss deferrals and interest only basis adjustment for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital
$547	$90	$0

(3)	Includes short-term capital gains.

14	Annual Report | 12.31.03

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Period from 12/31/2002 to 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	2,430	$29,886	2,182	$24,269

Issued as reinvestment of distributions
Administrative Class	51	631	17	184

Cost of shares redeemed
Administrative Class	(1,973)	(23,819)	(449)	(4,988)

Net increase resulting from Portfolio share transactions	508	$6,698	1,750	$19,465

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	4	98

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

12.31.03 | Annual Report	15

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Global Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Global Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

16	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

12.31.03 | Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees

18	Annual Report | 12.31.03

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

P  I  M  C  O

PIMCO VARIABLE INSURANCE TRUST HIGH YIELD PORTFOLIO ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

High Yield Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	5 Years*	Since Inception*

High Yield Portfolio Administrative Class	22.85%	4.88%	4.61%
Merrill Lynch US High Yield BB-B Rated Index	22.95%	4.75%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1998, the first full month following the Portfolio’s Administrative Class inception on 4/30/1998, compared to the Merrill Lynch US High Yield BB-B Rated Index, an unmanaged market index. It is not possible to invest directly in the Index. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Administrative Class shares returned 22.85% for the annual period ended December 31, 2003 compared to 22.95% for the Merrill Lynch US High Yield BB-B Rated Index during the period.

•	The Portfolio’s exposure to B-rated issues contributed to performance as B-rated issues outperformed BBs by 6.56%.

•	An overweight to telecom and an emphasis on large-cap companies within the sector contributed to returns as these credits rebounded significantly from their 2002 lows.

•	As many energy companies sold off non-core assets and trimmed debt, in combination with higher energy prices driven by tensions in the Middle East and the oil strike in Venezuela, an overweight to this sector was a boost to performance.

•	With the consumer sector underperforming the high yield market by approximately 5%, an underweight to the sector was a positive for relative performance.

•	The Portfolio’s slight underweight to utilities in the first half of the year, when the sector was explosive, hurt performance.

•	Furthermore, exposure to higher-rated issues was also a drag on performance, as lower quality outperformed throughout the year.

•	With equipment issues outperforming, especially in the first quarter of the year, an underweight to the sector was a negative.

2	Annual Report | 12.31.03

Financial Highlights

High Yield Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		12/31/2000	12/31/1999

Net asset value beginning of period	$7.17	$7.88		$8.33		$9.18	$9.67
Net investment income (a)	0.56	0.60		0.64		0.77	0.77
Net realized/unrealized gain (loss) on investments (a)	1.03	(0.71)		(0.45)		(0.85)	(0.49)
Total income (loss) from investment operations	1.59	(0.11)		0.19		(0.08)	0.28
Dividends from net investment income	(0.57)	(0.60)		(0.64)		(0.77)	(0.77)
Distributions from net realized capital gains	0.00	0.00		0.00		0.00	0.00
Total distributions	(0.57)	(0.60)		(0.64)		(0.77)	(0.77)
Net asset value end of period	$8.19	$7.17		$7.88		$8.33	$9.18
Total return	22.85%	(1.19)%		2.35%		(0.86)%	3.01%
Net assets end of period (000s)	$955,599	$481,473		$264,718		$169,557	$151,020
Ratio of net expenses to average net assets	0.75%	0.75	%(d)	0.75	%(c)	0.75%	0.75	%(b)
Ratio of net investment income to average net assets	7.21%	8.27%		7.88%		8.81%	8.25%
Portfolio turnover rate	97%	102%		129%		59%	13%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the year ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the year ended December 31, 2001.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the year ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

High Yield Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$943,767
Cash	1,110
Foreign currency, at value	3,571
Receivable for investments sold	221
Receivable for Portfolio shares sold	1,098
Interest and dividends receivable	17,364
Variation margin receivable	15
Swap premiums paid	302
Unrealized appreciation on swap agreements	332

967,780

Liabilities:
Payable for investments purchased	$7,439
Unrealized depreciation on forward foreign currency contracts	997
Written options outstanding	1,112
Payable for Portfolio shares redeemed	1,408
Accrued investment advisory fee	203
Accrued administration fee	285
Accrued servicing fee	105
Unrealized depreciation on swap agreements	619
12,168

Net Assets	$955,612

Net Assets Consist of:
Paid in capital	$922,833
(Overdistributed) net investment income	(1,958)
Accumulated undistributed net realized (loss)	(24,328)
Net unrealized appreciation	59,065

$955,612

Net Assets:
Institutional Class	$13
Administrative Class	955,599

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	116,645

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$8.19
Administrative Class	8.19

Cost of Investments Owned	$885,280

Cost of Foreign Currency Held	$3,232

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

High Yield Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$56,663
Dividends	430
Miscellaneous income	543

Total Income	57,636

Expenses:
Investment advisory fees	1,807
Administration fees	2,530
Distribution and/or servicing fees—Administrative Class	1,077
Trustees’ fees	9
Organization Costs	1
Miscellaneous expense	35

Total Expenses	5,459

Net Investment Income	52,177

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	19,122
Net realized (loss) on futures contracts, options, and swaps	(2,587)
Net realized (loss) on foreign currency transactions	(1,798)
Net change in unrealized appreciation on investments	72,587
Net change in unrealized appreciation on futures contracts, options, and swaps	1,687
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	23
Net Gain	89,034

Net Increase in Assets Resulting from Operations	$141,211

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$52,177	$26,664
Net realized gain (loss)	14,737	(18,122)
Net change in unrealized appreciation (depreciation)	74,297	(3,211)

Net increase resulting from operations	141,211	5,331

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(0)
Administrative Class	(52,189)	(26,547)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(108)

Total Distributions	(52,190)	(26,655)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	10
Administrative Class	820,631	418,977
Issued as reinvestment of distributions
Institutional Class	1	0
Administrative Class	52,190	26,655
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(487,714)	(207,553)
Net increase resulting from Portfolio share transactions	385,108	238,089

Total Increase in Net Assets	474,129	216,765

Net Assets:
Beginning of period	481,483	264,718
End of period*	$955,612	$481,483

*Including (overdistributed) net investment income of:	$(1,958)	$(128)

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

High Yield Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 75.5%

Banking & Finance 14.5%
Arch Western Finance LLC
6.750% due 07/01/2013	$2,100	$2,168
Bluewater Finance Ltd.
10.250% due 02/15/2012	4,475	4,676
Bombardier Capital, Inc.
7.090% due 03/30/2007 (j)	3,000	3,275
Cedar Brakes II, LLC
9.875% due 09/01/2013	1,430	1,548
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	3,150	3,433
Credit & Repackaged Securities Ltd.
10.250% due 10/30/2006	1,250	1,373
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	14,270	14,948
8.000% due 03/25/2009	16,750	17,567
Eircom Funding
8.250% due 08/15/2013	2,000	2,225
FINOVA Group, Inc.
7.500% due 11/15/2009	12,500	7,562
Ford Motor Credit Co.
7.000% due 10/01/2013	3,000	3,170
Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,175	1,253
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,250	3,299
General Motors Acceptance Corp.
6.875% due 08/28/2012	700	754
H&E Equipment Services LLC
11.125% due 06/15/2012	1,890	1,909
Host Marriott LP
7.125% due 11/01/2013	735	753
JET Equipment Trust
10.000% due 06/15/2012 (c)	800	380
7.630% due 08/15/2012 (c)	403	186
JSG Funding PLC
9.625% due 10/01/2012	2,290	2,576
Mizuho Preferred Capital Co.
9.870% due 06/30/2008 (a)	5,075	5,742
8.790% due 12/29/2049 (a)	1,800	1,971
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	2,000	2,040
7.250% due 02/15/2011	7,000	6,930
7.750% due 02/15/2031	440	407
Riggs Capital Trust II
8.875% due 03/15/2027	2,600	2,717
Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,950	4,147
Targeted Return Index Securities Trust
0.222% due 05/15/2013 (a)	30,454	33,756
Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049 (a)	2,920	3,335
Universal City Development Partners
11.750% due 04/01/2010	1,700	1,997
Ventas Capital Corp.
8.750% due 05/01/2009	2,475	2,729

		138,826

Industrials 51.8%
Abitibi-Consolidated, Inc.
6.950% due 04/01/2008	750	787
5.250% due 06/20/2008	1,075	1,058
8.550% due 08/01/2010	700	781
6.000% due 06/20/2013	1,000	961
8.850% due 08/01/2030	3,453	3,745
AEC Ironwood LLC
8.857% due 11/30/2025	4,989	5,338
Alderwoods Group, Inc.
12.250% due 01/02/2009	3,000	3,390
Allbritton Communications Co.
7.750% due 12/15/2012	2,150	2,241
Allied Waste North America, Inc.
8.875% due 04/01/2008	1,650	1,856
8.500% due 12/01/2008	1,100	1,229
7.875% due 01/01/2009	3,190	3,342
10.000% due 08/01/2009	3,225	3,499
6.500% due 11/15/2010	500	515
9.250% due 09/01/2012	5,450	6,213
7.875% due 04/15/2013	1,700	1,849
American Media Operations, Inc.
10.250% due 05/01/2009	5,250	5,624
American Tower Escrow
0.000% due 08/01/2008	3,000	2,085
American Towers, Inc.
7.250% due 12/01/2011	1,500	1,534
AmeriGas Partners LP
10.000% due 04/15/2006	320	353
8.830% due 04/19/2010	1,094	1,236
8.875% due 05/20/2011	600	663
Arco Chemical Co.
10.250% due 11/01/2010	750	799
ArvinMeritor, Inc.
6.625% due 06/15/2007	800	844
8.750% due 03/01/2012	2,000	2,300
Aviall, Inc.
7.625% due 07/01/2011	2,000	2,095
Beverly Enterprises, Inc.
9.625% due 04/15/2009	1,500	1,661
Boyd Gaming Corp.
7.750% due 12/15/2012	3,900	4,192
BRL Universal Equipment
8.875% due 02/15/2008	600	646
Cadmus Communications Corp.
9.750% due 06/01/2009	2,625	2,815
Calpine Corp.
8.500% due 07/15/2010	3,425	3,356
Canwest Media, Inc.
10.625% due 05/15/2011	2,725	3,127
CCO Holdings LLC
8.750% due 11/15/2013	4,500	4,601
Charter Communications Holdings LLC
9.625% due 11/15/2009	2,150	1,903
0.000% due 01/15/2011 (b)	500	375
Chesapeake Energy Corp.
8.375% due 11/01/2008	1,650	1,823
8.125% due 04/01/2011	460	513
8.500% due 03/15/2012	100	107
7.750% due 01/15/2015	1,000	1,090
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	2,300	2,398
Coastal Corp.
7.500% due 08/15/2006	3,500	3,417
7.750% due 06/15/2010	650	617
9.625% due 05/15/2012	500	497
7.750% due 10/15/2035	1,000	845
Colorado Interstate Gas Co.
6.850% due 06/15/2037	500	522
Commonwealth Brands, Inc.
9.750% due 04/15/2008	2,000	2,210
10.625% due 09/01/2008	1,900	2,099
Continental Airlines, Inc.
7.461% due 04/01/2015	249	244
7.373% due 12/15/2015	945	821
6.545% due 02/02/2019	434	429
Crown Castle International Corp.
10.750% due 08/01/2011	1,650	1,864
Crown European Holdings S.A.
9.500% due 03/01/2011	4,425	5,033
10.875% due 03/01/2013	1,900	2,244
CSC Holdings, Inc.
8.125% due 07/15/2009	800	864
8.125% due 08/15/2009	2,905	3,137
7.625% due 04/01/2011	6,600	6,979
Delta Air Lines, Inc.
6.619% due 03/18/2011	1,499	1,518
Dex Media West LLC
8.500% due 08/15/2010	1,600	1,790
9.875% due 08/15/2013	2,600	3,035
Dimon, Inc.
7.750% due 06/01/2013	500	517
DirecTV Holdings LLC
8.375% due 03/15/2013	4,025	4,689
Dobson Communications Corp.
8.875% due 10/01/2013	2,000	2,035
Dresser, Inc.
9.375% due 04/15/2011	4,700	5,135
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	2,900	3,117
Dura Operating Corp.
8.625% due 04/15/2012	3,250	3,477
8.625% due 04/15/2012	500	535
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	2,600	2,641
7.670% due 11/08/2016	4,900	4,683
Dynegy Holdings, Inc.
9.875% due 07/15/2010	1,750	1,977
10.125% due 07/15/2013	2,000	2,310
EchoStar DBS Corp.
10.375% due 10/01/2007	1,600	1,762
9.375% due 02/01/2009	2,630	2,765
El Paso CGP Co.
7.625% due 09/01/2008	2,250	2,174
El Paso Corp.
7.000% due 05/15/2011	400	371
7.875% due 06/15/2012	6,355	6,037
7.375% due 12/15/2012	700	647
7.800% due 08/01/2031	1,800	1,541
7.750% due 01/15/2032	800	686
Equistar Chemicals LP
10.125% due 09/01/2008	1,380	1,518
8.750% due 02/15/2009	1,335	1,402
Extended Stay America, Inc.
9.875% due 06/15/2011	4,270	4,804
Extendicare Health Services
9.350% due 12/15/2007	1,050	1,087
9.500% due 07/01/2010	2,200	2,453
Ferrellgas Partners LP
6.990% due 08/01/2005	1,000	1,054
8.780% due 08/01/2007 (j)	2,500	2,819
8.870% due 08/01/2009 (j)(m)	1,200	1,376
8.750% due 06/15/2012	1,550	1,713
Fimep S.A.
10.500% due 02/15/2013	1,235	1,470
Fisher Scientific International
8.000% due 09/01/2013	2,000	2,155
Fort James Corp.
9.500% due 05/15/2022	3,300	3,448
Fresenius Medical Care
7.875% due 06/15/2011	3,500	3,797
Garden State Newspapers, Inc.
8.625% due 07/01/2011	400	427
Gaylord Entertainment Co.
8.000% due 11/15/2013	675	715
General Motors Corp.
8.250% due 07/15/2023	850	968
8.375% due 07/15/2033	2,575	2,998
Georgia-Pacific Corp.
9.375% due 02/01/2013	700	808
9.875% due 11/01/2021	3,000	3,150
9.625% due 03/15/2022	3,500	3,657
9.125% due 07/01/2022	1,800	1,881
8.125% due 06/15/2023	1,800	1,827
8.000% due 01/15/2024	1,150	1,179
8.875% due 05/15/2031	1,850	2,044
Grief Brothers Corp.
8.875% due 08/01/2012	1,150	1,271
GulfTerra Energy Partners LP
8.500% due 06/01/2010	2,125	2,422
Hanover Equipment Trust
8.500% due 09/01/2008	6,600	7,029

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

HCA, Inc.
7.875% due 02/01/2011	$2,800	$3,198
6.300% due 10/01/2012	2,300	2,375
HealthSouth Corp.
8.500% due 02/01/2008	110	106
8.375% due 10/01/2011	2,100	1,995
Hilton Hotels Corp.
7.625% due 12/01/2012	5,000	5,644
HMH Properties, Inc.
7.875% due 08/01/2008	3,000	3,135
8.450% due 12/01/2008	283	296
Hollinger International Publishing
9.000% due 12/15/2010	4,300	4,590
Hollinger Participation Trust
12.125% due 11/15/2010 (d)	1,074	1,225
Host Marriott LP
9.500% due 01/15/2007	800	894
9.250% due 10/01/2007	2,100	2,357
Ingles Markets, Inc.
8.875% due 12/01/2011	2,850	2,878
Insight Midwest LP
9.750% due 10/01/2009	1,245	1,323
9.750% due 10/01/2009	2,800	2,975
10.500% due 11/01/2010	2,475	2,704
10.500% due 11/01/2010	450	492
ISP Chemco, Inc.
10.250% due 07/01/2011	4,115	4,650
Jefferson Smurfit Corp.
7.500% due 06/01/2013	1,375	1,444
Johnsondiversey, Inc.
9.625% due 05/15/2012	1,240	1,389
K&F Industries, Inc.
9.625% due 12/15/2010	1,000	1,126
Legrand S.A.
8.500% due 02/15/2025	1,000	1,061
Leviathan Gas Corp.
10.375% due 06/01/2009	550	599
Lyondell Chemical Co.
9.500% due 12/15/2008	510	536
Mail Well I Corp.
9.625% due 03/15/2012	1,650	1,840
Mandalay Resort Group
9.375% due 02/15/2010	5,500	6,435
7.625% due 07/15/2013	500	534
Mediacom Broadband LLC
11.000% due 07/15/2013	4,225	4,764
Merisant Co.
9.500% due 07/15/2013	2,050	2,194
MGM Mirage, Inc.
8.375% due 02/01/2011	5,700	6,484
Midwest Generation LLC
8.300% due 07/02/2009	800	838
8.560% due 01/02/2016	9,775	10,239
Millennium America, Inc.
9.250% due 06/15/2008	1,600	1,752
9.250% due 06/15/2008	850	931
Nalco Co.
7.750% due 11/15/2011	1,200	1,290
Newpark Resources, Inc.
8.625% due 12/15/2007	2,440	2,538
Norampac, Inc.
6.750% due 06/01/2013	2,000	2,095
OM Group, Inc.
9.250% due 12/15/2011	1,175	1,228
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	650	716
7.750% due 05/15/2011	700	755
8.750% due 11/15/2012	4,300	4,811
8.250% due 05/15/2013	2,300	2,481
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	1,267	1,501
PanAmSat Corp.
8.500% due 02/01/2012	7,000	7,805
Park Place Entertainment Corp.
9.375% due 02/15/2007	4,225	4,795
7.000% due 04/15/2013	5,550	5,952
Peabody Energy Corp.
6.875% due 03/15/2013	4,100	4,346
6.875% due 03/15/2013	300	318
Pride International, Inc.
9.375% due 05/01/2007	3,680	3,800
Primedia, Inc.
8.000% due 05/15/2013	3,600	3,690
Quebecor Media, Inc.
11.125% due 07/15/2011	3,850	4,476
Qwest Corp.
7.200% due 11/01/2004	1,270	1,305
8.875% due 03/15/2012	8,150	9,393
Rayovac Corp.
8.500% due 10/01/2013	1,000	1,065
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	785	846
Rogers Cantel, Inc.
8.300% due 10/01/2007	3,000	3,105
9.375% due 06/01/2008	1,750	1,840
Roundy’s, Inc.
8.875% due 06/15/2012	2,450	2,628
Safety-Kleen Corp.
9.250% due 06/01/2008 (c)	1,450	4
9.250% due 05/15/2009 (c)	250	13
Saks, Inc.
8.250% due 11/15/2008	1	1
Salem Communications Holding Corp.
7.750% due 12/15/2010	1,900	1,990
Six Flags, Inc.
9.750% due 04/15/2013	4,600	4,865
Sonat, Inc.
7.625% due 07/15/2011	7,250	6,752
SPX Corp.
6.250% due 06/15/2011	2,000	2,065
7.500% due 01/01/2013	3,850	4,206
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	1,700	1,845
7.875% due 05/01/2012	4,450	5,029
Stone Container Corp.
11.500% due 08/15/2006	1,000	1,055
9.750% due 02/01/2011	300	333
8.375% due 07/01/2012	1,600	1,744
Tenet Healthcare Corp.
6.375% due 12/01/2011	2,725	2,630
6.500% due 06/01/2012	150	145
7.375% due 02/01/2013	8,950	9,040
Tenneco Automotive, Inc.
10.250% due 07/15/2013	1,000	1,143
10.250% due 07/15/2013	2,775	3,170
Time Warner Telecom, Inc.
9.750% due 07/15/2008	2,700	2,795
10.125% due 02/01/2011	1,550	1,659
Triad Hospitals, Inc.
7.000% due 11/15/2013	1,800	1,823
TRW Automotive, Inc.
9.375% due 02/15/2013	5,290	6,070
Tyco International Group S.A.
6.750% due 02/15/2011	4,550	4,994
U.S. Airways, Inc.
9.625% due 09/01/2003 (c)	1,016	343
9.330% due 01/01/2006 (c)	90	24
United Airlines, Inc.
6.201% due 09/01/2008	225	197
7.730% due 07/01/2010	2,400	1,987
7.186% due 04/01/2011 (c)	491	422
6.602% due 09/01/2013	1,400	1,199
Videotron Ltee
6.875% due 01/15/2014	525	543
Vintage Petroleum, Inc.
7.875% due 05/15/2011	3,750	3,975
8.250% due 05/01/2012	2,140	2,338
Vivendi Universal S.A.
9.250% due 04/15/2010	1,400	1,659
Western Gas Resources, Inc.
10.000% due 06/15/2009	1,100	1,188
Westlake Chemical Corp.
8.750% due 07/15/2011	1,350	1,485
Williams Cos., Inc.
9.250% due 03/15/2004	6,200	6,309
6.625% due 11/15/2004	1,000	1,030
8.625% due 06/01/2010	4,400	4,961
7.625% due 07/15/2019	4,700	4,941
7.875% due 09/01/2021	1,800	1,908
8.750% due 03/15/2032	2,200	2,497
Xerox Capital Europe PLC
5.875% due 05/15/2004	4,810	4,882
Young Broadcasting, Inc.
9.000% due 01/15/2006	475	477
8.750% due 06/15/2007	1,000	1,030
8.500% due 12/15/2008	1,724	1,862
8.500% due 12/15/2008	1,000	1,080
10.000% due 03/01/2011	1,830	1,981

		495,151

Utilities 9.2%
ACC Escrow Corp.
10.000% due 08/01/2011	4,350	4,872
AES Corp.
9.375% due 09/15/2010	1,000	1,114
8.875% due 02/15/2011	2,425	2,655
8.750% due 05/15/2013	7,700	8,643
8.540% due 11/30/2019	1,058	1,147
Calpine Corp.
8.750% due 07/15/2013	2,000	1,960
CMS Energy Corp.
7.625% due 11/15/2004	975	1,009
7.000% due 01/15/2005	4,325	4,455
8.900% due 07/15/2008	300	327
7.500% due 01/15/2009	3,250	3,364
7.750% due 08/01/2010	2,250	2,377
Edison International, Inc.
6.875% due 09/15/2004	3,000	3,098
El Paso Energy Partners
8.500% due 06/01/2011	871	984
El Paso Production Holding Co.
7.750% due 06/01/2013	1,050	1,040
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	3,000	3,368
8.625% due 11/14/2011	1,340	1,504
MSW Energy Holdings LLC
7.375% due 09/01/2010	2,000	2,100
Nextel Communications, Inc.
7.375% due 08/01/2015	2,775	2,997
Northwestern Bell Telephone
7.750% due 05/01/2030	1,813	1,822
Northwestern Corp.
7.250% due 03/03/2008	2,000	1,975
NRG Energy, Inc.
8.000% due 12/15/2013	3,100	3,274
PSEG Energy Holdings, Inc.
7.750% due 04/16/2007	1,500	1,599
8.625% due 02/15/2008	1,000	1,096
10.000% due 10/01/2009	2,040	2,402
8.500% due 06/15/2011	5,700	6,348
Rural Cellular Corp.
9.625% due 05/15/2008	1,425	1,397
9.750% due 01/15/2010	350	344
SESI LLC
8.875% due 05/15/2011	1,765	1,933
South Point Energy Corp.
8.400% due 05/30/2012	4,733	4,547
Southern California Edison Co.
8.000% due 02/15/2007	2,325	2,671
Sprint Capital Corp.
6.875% due 11/15/2028	1,600	1,567
8.750% due 03/15/2032	900	1,067
TECO Energy, Inc.
7.500% due 06/15/2010	4,200	4,515
Triton PCS, Inc.
8.500% due 06/01/2013	2,400	2,592

8	Annual Report | 12.31.03 | See accompanying notes

		Principal Amount (000s)	Value (000s)

WorldCom, Inc. - WorldCom Group
6.950% due 08/15/2028 (c)		$550	$186
8.250% due 05/15/2031 (c)		4,500	1,519

			87,868

Total Corporate Bonds & Notes (Cost $674,164)			721,845

MUNICIPAL BONDS & NOTES 0.2%

New Jersey 0.2%
New Jersey Tobacco Settlement Funding Corp.
Revenue Bonds, Series 2003
6.375% due 06/01/2032		2,000	1,942

Total Municipal Bonds & Notes (Cost $1,918)			1,942

MORTGAGE-BACKED SECURITIES 0.3%

Collateralized Mortgage Obligations 0.3%
Continental Airlines, Inc.
6.920% due 04/02/2013 (j)		3,000	2,968

Total Mortgage-Backed Securities (Cost $2,675)			2,968

ASSET-BACKED SECURITIES 2.5%
Aquila, Inc.
8.750% due 04/15/2006 (a)		1,365	1,416
Charter Communications Holdings LLC
3.920% due 03/18/2008 (a)		1,990	1,929
DirecTV Holdings LLC
4.770% due 03/06/2010 (a)		777	782
3.870% due 04/06/2010 (a)		1,223	1,231
Houghton Mifflin Co.
8.250% due 02/01/2011 (a)		940	1,011
Nextel Partner, Inc.
3.437% due 12/15/2010 (a)		4,500	4,527
NRG Energy, Inc.
4.000% due 05/08/2010 (a)		2,750	2,819
Qwest Corp.
6.500% due 06/05/2007 (a)		8,400	8,862
Tucson Electric Power
5.500% due 10/25/2007 (a)		1,000	1,007

Total Asset-Backed Securities (Cost $22,794)			23,584

SOVEREIGN ISSUES 7.1%
Republic of Brazil
2.000% due 04/15/2006 (a)		4,380	4,320
2.000% due 04/15/2006 (a)		3,760	3,723
11.000% due 01/11/2012		2,300	2,679
2.062% due 04/15/2012 (a)		3,000	2,715
8.000% due 04/15/2014		13,176	12,963
11.000% due 08/17/2040		4,400	4,829
Republic of Guatemala
9.250% due 08/01/2013		625	695
Republic of Panama
9.625% due 02/08/2011		2,500	2,900
9.375% due 07/23/2012		1,200	1,374
9.375% due 07/23/2012		825	939
5.000% due 07/17/2014 (a)		3,056	2,872
1.937% due 07/17/2016 (a)		1,947	1,684
8.875% due 09/30/2027		2,900	3,060
9.375% due 04/01/2029		250	283
Republic of Peru
9.125% due 01/15/2008		3,950	4,661
9.125% due 02/21/2012		5,775	6,468
9.875% due 02/06/2015		1,000	1,165
4.500% due 03/07/2017		1,700	1,511
5.000% due 03/07/2017		611	564
Republic of Ukraine
11.000% due 03/15/2007		660	736
7.650% due 06/11/2013 (a)		800	837
Russian Federation
5.000% due 03/31/2030		6,610	6,339

Total Sovereign Issues (Cost $62,147)			67,317

FOREIGN CURRENCY—DENOMINATED ISSUES (k)(l) 2.3%
Barry Callebaut Services NV
9.250% due 03/15/2010	EC	1,090	1,512
El Paso Corp.
5.750% due 03/14/2006		2,000	2,371
Fimep S.A.
11.000% due 02/15/2013		2,150	3,248
Flender Holding GmbH
11.000% due 08/01/2010		2,975	4,090
Fort James Corp.
4.750% due 06/29/2004		500	628
Johnsondiversey, Inc.
9.625% due 05/15/2012		1,000	1,382
JSG Funding PLC
10.125% due 10/01/2012		1,800	2,577
Kronos International, Inc.
8.875% due 06/30/2009		1,050	1,424
Rhodia S.A.
8.000% due 06/01/2010		2,000	2,283
Tyco International Group S.A.
4.375% due 11/19/2004		1,000	1,274
Valentia Telecommunications Ltd.
7.250% due 08/15/2013		1,050	1,437

Total Foreign Currency-Denominated Issues (Cost $18,430)			22,226

		# of Contracts

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/15/2004		380	2

Total Purchased Put Options (Cost $6)			2

		Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.1%

Banking & Finance 0.5%
Fiat Finance Luxembourg S.A.
3.250% due 01/09/2007		$4,450	4,428

Healthcare 0.2%
HealthSouth Corp.
3.250% due 04/01/2049		1,550	1,488

Industrials 0.2%
Dimon, Inc.
6.250% due 03/31/2007		2,500	2,427

Utilities 0.2%
Rogers Communication, Inc.
2.000% due 11/26/2005		2,015	1,877

Total Convertible Bonds & Notes (Cost $9,730)			10,220

		Shares

COMMON STOCKS 0.1%

Industrials 0.1%
Dobson Communications Corp.		112,637	740

Total Common Stocks (Cost $742)			740

		Shares	Value (000s)

CONVERTIBLE PREFERRED STOCK 0.0%
Dobson Communications Corp.
6.000% due 08/19/2016		1,750	$315

Total Convertible Preferred Stock (Cost $292 )			315

PREFERRED STOCK 1.3%
Cablevision Systems New York Group
11.750% due 10/01/2007		45,000	4,691
11.125% due 04/01/2008		46,500	4,894
Fresenius Medical Care
7.875% due 02/01/2008		2,850	3,057

Total Preferred Stock (Cost $12,414)			12,642

		Principal Amount (000s)

SHORT-TERM INSTRUMENTS 8.4%

Commercial Paper 7.3%
ABN AMRO Mortgage Corp.
1.075% due 02/03/2004		$3,200	3,197
Anz (Delaware), Inc.
1.070% due 02/17/2004		3,200	3,196
1.075% due 02/19/2004		5,000	4,993
Danske Corp.
1.080% due 01/21/2004		3,100	3,098
1.085% due 03/08/2004		2,900	2,894
Fannie Mae
1.010% due 02/03/2004		1,000	999
1.050% due 03/17/2004		2,800	2,794
1.080% due 03/17/2004		2,700	2,694
1.090% due 03/24/2004		8,000	7,980
1.030% due 03/31/2004		800	798
General Electric Capital Corp.
1.090% due 02/24/2004		1,700	1,697
1.100% due 03/15/2004		3,600	3,592
1.090% due 04/13/2004		8,700	8,673
HBOS Treasury Services PLC
1.090% due 01/29/2004		2,100	2,098
1.075% due 03/29/2004		800	798
Kraft Foods, Inc.
2.080% due 02/27/2004		3,700	3,700
Shell Finance
1.065% due 02/10/2004		4,100	4,095
UBS Finance, Inc.
1.075% due 02/12/2004		1,000	999
1.075% due 02/25/2004		6,800	6,789
Westpac Trust Securities NZ Ltd.
1.075% due 02/05/2004		4,500	4,495

			69,579

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004		7,668	7,668

(Dated 12/31/2003. Collateralized by Fannie Mae 1.040% due 07/26/2004 valued at $7,825. Repurchase proceeds are $7,668.)
U.S. Treasury Bills 0.3%
1.003% due 03/11/2004 - 03/18/2004 (e)(f)(g)		2,725	2,719

Total Short-Term Instruments (Cost $79,968)			79,966

Total Investments 98.8% (Cost $885,280)			$943,767

Written Options (h) (0.1%) (Premiums $1,902)			(1,112)

Other Assets and Liabilities (Net) 1.3%			12,957

Net Assets 100.0%			$955,612

See accompanying notes | 12.31.03 | Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2003

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security becomes interest bearing at a future date.
(c)	Security is in default.
(d)	Payment in-kind bond security.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Securities with an aggregate market value of $973 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 89.000
(03/2005)—Long	310	$(4)
Euribor December Futures
(12/2004)—Long	189	218
Euribor March Futures
(03/2005)—Long	166	161
Eurodollar September Futures
(09/2004)—Long	129	223
Eurodollar December Futures
(12/2004)—Long	241	110

		$708

(g)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $1,498 as of December 31, 2003.
(h)	Premiums received on written options:

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.000%**
Exp. 01/07/2005	$9,100,000	$215	$353
Call—OTC 7-Year Interest Rate Swap
Counterparty: Wachovia Bank, N.A.
Strike @ 5.500%**
Exp. 01/07/2005	5,900,000	285	345
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	9,100,000	190	43
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%**
Exp. 10/07/2004	27,000,000	416	174
Put—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 6.500%*
Exp. 10/07/2004	27,000,000	796	197

		$1,902	$1,112

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(i)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004	$4,000	$(1)
Receive a fixed rate equal to 4.100% and pay total return on J.P. Morgan Tradable Credit Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 05/19/2004	5,000	147
Receive a fixed rate equal to 1.350% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	5,000	36
Receive a fixed rate equal to 1.400% and the Portfolio will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	4,000	21
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Clear Channel Communications, Inc. 7.650% due 09/15/2010.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Comcast Cable Communications, Inc. 6.750% due 01/30/2011.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Cox Communications, Inc. 7.750% due 11/01/2010.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	$1,286	$0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	5,000	1
Receive a fixed rate equal to 0.710% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	4,000	(9)
Receive a fixed rate equal to 3.270% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	3,000	127
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	37,000	(609)

		$(287)

(j)	Restricted securities as of December 31, 2003:

Issuer Description	Acquisition Date	Cost as of December 31, 2003	Market Value as of December 31, 2003	Market Value as Percentage of Net Assets

Bombardier Capital, Inc.	08/11/2003	$3,027	$3,275	0.34%
Continental Airlines, Inc.	07/01/2003	2,675	2,968	0.31
Ferrellgas Partners LP	06/30/2003	2,741	2,819	0.30
Ferrellgas Partners LP	06/30/2003	1,345	1,376	0.14

		$9,788	$10,438	1.09%

(k)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	19,184	01/2004	$0	$(997)	$(997)

(l)	Principal amount denoted in indicated currency:

EC	-	Euro

(m)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,376, which is 0.14% of net assets.

10	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts

12	Annual Report | 12.31.03

paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Pay In-Kind Securities. Pay-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the ordinal bonds include the accrued interest. Referred to as a dirty price, and as such require an adjustment in an amount equal to the accrued interest to the unrealized appreciation/(depreciation) on investment in the Statement of Assets and Liabilities.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.60%
Administrative Class	0.75%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Organization Expenses. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of

14	Annual Report | 12.31.03

taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$27,768	$129,100	$985,656	$532,048

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$1,794
Sales	1,153
Closing Buys	(768)
Expirations	(277)
Exercised	0

Balance at 12/31/2003	$1,902

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$139	$0	$(1,666)	$0	$(22,882)	$(334)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, foreign currency transactions, and amortization of swap premiums.
(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.
(3)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(4)
$886,245	$61,789	$(4,267)	$57,522

(4)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$52,190	$0	$0

12.31.03 | Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	1	$10
Administrative Class	106,916	820,631	58,343	418,977

Issued as reinvestment of distributions
Institutional Class	1	1	0	0
Administrative Class	6,690	52,190	3,675	26,655

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(64,075)	(487,714)	(28,512)	(207,553)

Net increase resulting from Portfolio share transactions	49,532	$385,108	33,507	$238,089

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	4	89

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of High Yield Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the High Yield Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the calendar year end were designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

High Yield Portfolio	0.29%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year end ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.26%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

12.31.03 | Annual Report	19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	Annual Report | 12.31.03

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST LOW DURATION PORTFOLIO ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Low Duration Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Low Duration Portfolio Administrative Class	2.34%	5.51%
Merrill Lynch 1-3 Year Treasury Index	1.90%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio’s Administrative Class inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	For the 12-month period ended December 31, 2003, the Portfolio’s Administrative Class shares returned 2.34%, versus the 1.90% return for the benchmark Merrill Lynch 1-3 Year Treasury Index.

•	Active management across a wide spectrum of strategies – “rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets – added value amid volatile markets in 2003.

•	Interest rate strategies detracted from returns. The Portfolio’s duration was negative for performance as interest rates rose during the year. A broader-than-Index maturity structure also detracted from returns as longer maturities rose the most.

•	Holdings of mortgages were positive for performance. The sector modestly outperformed Treasuries on a like-duration basis during the year, though mid-year volatility exerted a drag on returns. The Portfolio’s coupon selection further enhanced performance.

•	Corporate bond holdings were positive for returns as corporate profit growth and margins improved, and demand for riskier, higher yielding assets surged among investors. Tactical security selection within the sector also added value.

•	Holdings of high quality emerging market bonds added to returns. This sector outperformed most bond sectors, benefiting from continued improvements in credit fundamentals.

2	Annual Report | 12.31.03 | See accompanying notes

Financial Highlights

Low Duration Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		12/31/2000	02/16/1999-12/31/1999

Net asset value beginning of period	$10.23	$9.95		$9.82		$9.74	$10.00
Net investment income (a)	0.13	0.34		0.52		0.59	0.50
Net realized/unrealized gain (loss) on investments (a)	0.11	0.35		0.21		0.11	(0.25)
Total income from investment operations	0.24	0.69		0.73		0.70	0.25
Dividends from net investment income	(0.19)	(0.35)		(0.54)		(0.62)	(0.51)
Distributions from net realized capital gains	(0.01)	(0.06)		(0.06)		0.00	0.00
Total distributions	(0.20)	(0.41)		(0.60)		(0.62)	(0.51)
Net asset value end of period	$10.27	$10.23		$9.95		$9.82	$9.74
Total return	2.34%	7.05%		7.61%		7.41%	2.56%
Net assets end of period (000s)	$115,419	$19,495		$5,175		$742	$5,149
Ratio of net expenses to average net assets	0.65%	0.66	%(c)(e)	0.69	%(c)(d)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	1.30%	3.40%		5.18%		6.07%	5.74%
Portfolio turnover rate	284%	339%		661%		165%	11%

*	Annualized

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.70% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Low Duration Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$96,552
Repurchase agreement, at value	18,452
Foreign currency, at value	337
Receivable for investments sold	5
Receivable for Portfolio shares sold	188
Interest and dividends receivable	214
Variation margin receivable	10
Swap premiums paid	2
Unrealized appreciation on swap agreements	3

115,763

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$11
Due to Custodian	13
Payable for Portfolio shares redeemed	253
Accrued investment advisory fee	21
Accrued administration fee	21
Accrued servicing fee	11
Unrealized depreciation on swap agreements	3
333

Net Assets	$115,430

Net Assets Consist of:
Paid in capital	$115,078
Undistributed (overdistributed) net investment income	148
Accumulated undistributed net realized gain	(137)
Net unrealized appreciation	341

$115,430

Net Assets:
Institutional Class	$11
Administrative Class	115,419

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	11,234

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.27
Administrative Class	10.27

Cost of Investments Owned	$114,817

Cost of Foreign Currency Held	$328

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Low Duration Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$890

Total Income	890

Expenses:
Investment advisory fees	114
Administration fees	114
Distribution and/or servicing fees—Administrative Class	68
Interest expense	1
Miscellaneous expense	2

Total Expenses	299

Net Investment Income	591

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	214
Net realized (loss) on futures contracts, options, and swaps	(95)
Net realized gain on foreign currency transactions	10
Net change in unrealized appreciation on investments	27
Net change in unrealized appreciation on futures contracts, options, and swaps	140
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6)
Net Gain	290

Net Increase in Assets Resulting from Operations	$881

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$591	$348
Net realized gain	129	242
Net change in unrealized appreciation	161	117

Net increase resulting from operations	881	707

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(704)	(347)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(110)	(85)

Total Distributions	(814)	(433)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	109,489	15,004
Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	815	432
Cost of shares redeemed
Institutional Class	0	(460)
Administrative Class	(14,447)	(1,388)
Net increase resulting from Portfolio share transactions	95,857	13,589

Total Increase in Net Assets	95,924	13,863

Net Assets:
Beginning of period	19,506	5,643
End of period*	$115,430	$19,506

*Including undistributed (overdistributed) net investment income of:	$148	$90

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Low Duration Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 3.9%

Banking & Finance 1.5%
CIT Group, Inc.
2.673% due 03/01/2004 (a)	$70	$70
2.489% due 07/30/2004 (a)	100	101
Ford Motor Credit Co.
6.700% due 07/16/2004	700	718
General Motors Acceptance Corp.
1.520% due 07/21/2004 (a)	100	100
2.410% due 10/20/2005 (a)	700	706
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	100	101

		1,796

Industrials 1.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	222
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	269
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	270
Comcast Cable Communications, Inc.
8.375% due 05/01/2007	200	232
DaimlerChrysler North America Holding Corp.
1.662% due 08/02/2004 (a)	200	200
Harrah’s Operating Co., Inc.
7.125% due 06/01/2007	200	223
International Paper Co.
7.625% due 01/15/2007	250	281

		1,697

Utilities 0.9%
Appalachian Power Co.
4.800% due 06/15/2005	40	42
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	150	168
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	101
France Telecom S.A.
8.450% due 03/01/2006 (a)	100	112
Northern Indiana Public SVC
6.500% due 07/22/2004	200	205
Pacific Gas & Electric Co.
8.333% due 10/31/2049 (a)	100	101
Progress Energy, Inc.
6.750% due 03/01/2006	250	271
Sprint Capital Corp.
6.125% due 11/15/2008	35	37

		1,037

Total Corporate Bonds & Notes (Cost $4,451)		4,530

MUNICIPAL BONDS & NOTES 1.0%

Texas 1.0%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 1999 1.140% due 12/01/2034 (a)	1,000	1,000
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003 1.230% due 12/01/2039 (a)	100	100

Total Municipal Bonds & Notes (Cost $1,100)		1,100

U.S. GOVERNMENT AGENCIES 0.9%
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,073

Total U.S. Government Agencies (Cost $1,057)		1,073

U.S. TREASURY OBLIGATIONS 4.3%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	1,832	2,027
3.875% due 01/15/2009	1,963	2,217
3.375% due 01/15/2012	208	233
3.000% due 07/15/2012	412	449
3.875% due 04/15/2029	34	44

Total U.S. Treasury Obligations (Cost $4,926)		4,970

MORTGAGE-BACKED SECURITIES 10.9%

Collateralized Mortgage Obligations 5.9%
Bank of America Mortgage Securities, Inc.
5.736% due 10/20/2032 (a)	24	24
Bear Stearns Adjustable Rate Mortgage Trust
5.986% due 06/25/2032 (a)	41	43
5.315% due 10/25/2032 (a)	7	7
5.375% due 01/25/2033 (a)	92	93
5.462% due 03/25/2033 (a)	110	114
5.188% due 04/25/2033 (a)	107	108
4.948% due 01/25/2034 (a)	499	502
Countrywide Alternative Loan Trust
4.750% due 01/25/2033	60	60
6.500% due 06/25/2033	212	218
6.000% due 10/25/2033	623	635
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	62	61
6.182% due 06/25/2032 (a)	11	11
5.741% due 10/25/2032 (a)	37	38
6.000% due 01/25/2033	58	59
1.429% due 08/25/2033 (a)	72	71
Fannie Mae
6.000% due 12/25/2028	21	21
6.000% due 02/25/2029	9	10
6.000% due 08/25/2029	22	22
1.518% due 11/25/2032 (a)	337	337
6.500% due 01/01/2033	79	84
5.000% due 04/25/2033	306	311
Freddie Mac
5.625% due 07/15/2028	9	9
5.500% due 08/15/2030	658	670
6.500% due 07/25/2043	475	503
GSR Mortgage Loan Trust
5.358% due 01/25/2032 (a)	26	26
6.000% due 03/25/2032	35	36
Impac CMB Trust
1.520% due 07/25/2033 (a)	254	254
MASTR Asset Securitization Trust
5.500% due 09/25/2033	176	175
MLCC Mortgage Investors, Inc.
2.827% due 01/25/2029 (a)	599	616
Residential Funding Mortgage Securities I, Inc.
5.603% due 09/25/2032 (a)	10	10
Sequoia Mortgage Trust
1.488% due 05/20/2032 (a)	78	78
1.448% due 08/20/2032 (a)	41	41
Structured Asset Mortgage Investments, Inc.
1.450% due 09/19/2032 (a)	104	103
Structured Asset Securities Corp.
1.418% due 10/25/2027 (a)	58	58
6.150% due 07/25/2032 (a)	6	7
1.618% due 11/25/2033 (a)	574	573
Washington Mutual Mortgage Securities Corp.
6.210% due 07/25/2032 (a)	23	23
3.173% due 02/27/2034 (a)	168	171
3.690% due 01/25/2041 (a)	17	18
2.741% due 08/25/2042 (a)	647	650

		6,850

Fannie Mae 4.5%
2.702% due 09/01/2040 (a)	46	47
4.872% due 12/01/2036 (a)	198	202
5.161% due 09/01/2034 (a)	208	211
5.500% due 10/01/2017 - 11/01/2033 (b)	3,266	3,319
6.000% due 06/01/2016 - 04/01/2033 (b)	1,272	1,324
6.500% due 08/01/2032	71	74

		5,177

Federal Housing Administration 0.1%
7.430% due 10/01/2020	94	96

Freddie Mac 0.4%
5.000% due 10/01/2018	98	101
6.000% due 09/01/2016 - 02/01/2033 (b)	325	336
6.500% due 08/01/2032	46	48

		485

Total Mortgage-Backed Securities (Cost $12,560)		12,608

ASSET-BACKED SECURITIES 6.9%
ACE Securities Corp.
1.458% due 06/25/2032 (a)	9	9
Amortizing Residential Collateral Trust
1.408% due 07/25/2032 (a)	481	480
Centex Home Equity Loan Trust
5.770% due 11/25/2027 (a)	143	144
Chase Funding Mortgage Loan Asset-Backed Certificates
1.398% due 05/25/2030 (a)	2,350	2,353
CIT Group Home Equity Loan Trust
1.388% due 06/25/2033 (a)	51	52
Citifinancial Mortgage Securities, Inc.
1.218% due 05/25/2033 (a)	433	433
Countrywide Asset-Backed Certificates
1.370% due 07/25/2018 (a)	580	581
Credit-Based Asset Servicing & Securitization LLC
1.438% due 06/25/2032 (a)	12	12
CS First Boston Mortgage Securities Corp.
1.428% due 01/25/2032 (a)	84	84
Equity One ABS, Inc.
1.398% due 11/25/2032 (a)	45	45
Home Equity Mortgage Trust
1.448% due 11/25/2032 (a)	18	19
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)	10	10
Irwin Home Equity Loan Trust
1.408% due 06/25/2029 (a)	10	10
Long Beach Mortgage Loan Trust
1.568% due 11/25/2032 (a)	1,273	1,276
Morgan Stanley Dean Witter Capital I, Inc.
1.448% due 07/25/2032 (a)	21	21
Residential Asset Mortgage Products, Inc.
1.458% due 09/25/2033 (a)	1,343	1,344
SLM Student Loan Trust
1.130% due 06/17/2030 (a)	1,000	1,001
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	35	35

Total Asset-Backed Securities (Cost$ 7,907 )		7,909

SOVEREIGN ISSUES 0.3%
Republic of Brazil
2.000% due 04/15/2006 (a)	148	146
2.062% due 04/15/2009 (a)	259	245

Total Sovereign Issues (Cost $388 )		391

	Shares

PREFERRED SECURITY 0.5%
DG Funding Trust
3.413% due 12/29/2049 (a)	60	636

Total Preferred Security (Cost$ 632 )		636

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 70.9%

Certificates of Deposit 1.7%
Citibank N.A.
1.090% due 01/30/2004	$1,700	$1,700
1.085% due 03/18/2004	200	200

		1,900

Commercial Paper 35.5%
ABN AMRO Mortgage Corp.
1.070% due 01/14/2004	1,500	1,499
BP Amoco Capital PLC
1.065% due 02/09/2004	1,500	1,498
Danske Corp.
1.080% due 01/21/2004	1,000	999
1.075% due 02/09/2004	400	399
1.085% due 03/08/2004	600	599
Euopean Investment Bank
1.060% due 02/10/2004	1,200	1,199
Fannie Mae
1.080% due 01/28/2004	5,700	5,696
1.080% due 02/18/2004	400	399
1.080% due 02/23/2004	900	899
1.080% due 02/25/2004	600	599
1.135% due 02/25/2004	1,000	998
1.050% due 03/17/2004	800	798
1.050% due 03/24/2004	400	399
Federal Home Loan Bank
1.040% due 03/12/2004	900	898
Freddie Mac
1.060% due 01/15/2004	1,000	1,000
1.065% due 01/15/2004	5,000	4,998
1.060% due 02/02/2004	1,500	1,499
General Electric Capital Corp.
1.120% due 01/21/2004	400	400
1.120% due 02/17/2004	1,800	1,797
KFW International Finance, Inc.
1.075% due 02/23/2004	2,600	2,596
Lloyds TSB Bank PLC
1.060% due 01/22/2004	2,000	1,999
Nestle Capital Corp.
1.060% due 02/09/2004	1,500	1,498
Royal Bank of Scotland PLC
1.085% due 01/20/2004	400	400
1.080% due 01/27/2004	1,000	999
Shell Finance
1.100% due 03/16/2004	1,000	998
Toyota Motor Credit Corp.
1.060% due 01/06/2004	1,500	1,500
UBS Finance, Inc.
1.085% due 02/17/2004	2,500	2,496
Westpac Capital Corp.
1.100% due 02/12/2004	1,500	1,498
1.110% due 03/11/2004	400	399

		40,956

Repurchase Agreements 16.0%
State Street Bank
0.800% due 01/02/2004 (Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.400% due 09/17/2004 valued at $ 18,822. Repurchase proceeds are $18,453.)	18,452	18,452

U.S. Treasury Bills 17.7%
1.019% due 03/04/2004 - 06/17/2004 (b)(d)	20,565	20,479

Total Short-Term Instruments (Cost $81,796)		81,787

Total Investments 99.6% (Cost $114,817)		$115,004
Other Assets and Liabilities (Net) 0.4%		426

Net Assets 100.0%		$115,430

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	Principal amount of security is adjusted for inflation.

(d)	Securities with an aggregate market value of $364 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options
Strike @ 97.000 (12/2004)—Short	2	$1
Euribor December Futures
(12/2004)—Long	20	20
Euribor March Futures
(03/2005)—Long	20	13
Euribor June Futures
(06/2005)—Long	7	2
Euribor September Futures
(09/2005)—Long	7	2
Euribor December Futures
(12/2005)—Long	7	1
Eurodollar December Futures
(12/2004)—Long	1	1
Eurodollar March Futures
(03/2005)—Long	1	1
U.S. Treasury 2-Year Note
(03/2004)—Long	100	69
U.S. Treasury 5-Year Note
(03/2004)—Long	82	42
U.S. Treasury 10-Year Note
(03/2004)—Long	15	4

		$156

(e)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	254	01/2004	$0	$(11)	$(11)

(f)	Principal amount denoted in indicated currency:

EC - Euro

(i)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	100	$(3)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	EC	200	3
Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004		$60	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		30	0
Receive a fixed rate equal to 1.750% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		20	0
Receive a fixed rate equal to 1.650% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005		10	0

			$0

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put

10	Annual Report | 12.31.03

option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$64,095	$56,270	$22,267	$4,887

12	Annual Report | 12.31.03

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$4
Sales	18
Closing Buys	(15)
Expirations	(7)
Exercised	0

Balance at 12/31/2003	$0

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$147	$25	$(6)	$0	$0	$(1)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures and foreign currency transactions.
(2)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$114,817	$238	$(51)	$187

As of the fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital
$794	$20	$0

(3)	Includes short-term capital gains.

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	10,656	109,489	1,479	15,004

Issued as reinvestment of distributions
Institutional Class	0	0	0	1
Administrative Class	79	815	43	432

Cost of shares redeemed
Institutional Class	0	0	(46)	(460)
Administrative Class	(1,406)	(14,447)	(137)	(1,388)

Net increase resulting from Portfolio share transactions	9,329	$95,857	1,339	$13,589

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	7	90

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Low Duration Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Low Duration Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Short-Term Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Short-Term Portfolio Administrative Class	2.05%	4.52%
Citigroup 3-Month Treasury Bill Index	1.07%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio’s Administrative Class inception on 9/30/1999, compared to the Citigroup 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Portfolio’s share price will fluctuate in response to market conditions. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The total return performance of the Portfolio’s Administrative Class was 2.05% for the 12-month period ended December 31, 2003, versus a return of 1.07% for the benchmark Citigroup 3-Month Treasury Bill Index.

•	A duration longer than the effective duration of the benchmark was neutral for performance as rates were volatile throughout the latter half of the year.

•	A mortgage emphasis detracted from returns as the sector was adversely affected by historic levels of volatility.

•	An emphasis on corporate bonds was positive as profit growth and margins improved; positive security selection of telecom and auto issues added to returns.

•	Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates during the second half of the year.

•	Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve.

•	Asset-backed bonds added to returns due to their relatively high yields.

•	Short maturity Eurozone exposure was a slight positive, as short maturities fell more than similar U.S. maturities did during the year.

•	Option strategies added incremental income and contributed positively to overall performance.

2	Annual Report | 12.31.03

Financial Highlights

Short-Term Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		12/31/2000	09/30/1999-12/31/1999

Net asset value beginning of period	$10.08	$10.08		$10.01		$10.00	$10.00
Net investment income (a)	0.14	0.28		0.48		0.53	0.13
Net realized/unrealized gain on investments (a)	0.06	0.02		0.15		0.09	0.00
Total income from investment operations	0.20	0.30		0.63		0.62	0.13
Dividends from net investment income	(0.17)	(0.29)		(0.52)		(0.61)	(0.13)
Distributions from net realized capital gains	(0.01)	(0.01)		(0.04)		0.00	0.00
Total distributions	(0.18)	(0.30)		(0.56)		(0.61)	(0.13)
Net asset value end of period	$10.10	$10.08		$10.08		$10.01	$10.00
Total return	2.05%	3.02		6.45%		6.42%	1.32%
Net assets end of period (000s)	$5,948	$4,340		$1,683		$37	$3,040
Ratio of net expenses to average net assets	0.60%	0.60	%(e)	0.61	%(c)(d)	0.60%	0.60	%(b)*
Ratio of net investment income to average net assets	1.43%	2.81%		4.74%		5.27%	5.17	%*
Portfolio turnover rate	199%	60%		94%		281%	N/A

*	Annualized

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 1999.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.60%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.62% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.61% for the period ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Short-Term Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$18,886
Cash	1
Foreign currency, at value	35
Receivable for investments sold	1,283
Receivable for Portfolio shares sold	1,425
Interest and dividends receivable	75
Variation margin receivable	1
Unrealized appreciation on swap agreements	18

21,724

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$1
Payable for short sale	826
Written options outstanding	8
Payable for Portfolio shares redeemed	1
Accrued investment advisory fee	4
Accrued administration fee	3
Accrued servicing fee	1
844

Net Assets	$20,880

Net Assets Consist of:
Paid in capital	$20,824
Undistributed (overdistributed) net investment income	(1)
Accumulated undistributed net realized gain	14
Net unrealized appreciation	43

$20,880

Net Assets:
Institutional Class	$14,932
Administrative Class	5,948

Shares Issued and Outstanding:
Institutional Class	1,479
Administrative Class	589

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$10.10
Administrative Class	10.10

Cost of Investments Owned	$18,864

Cost of Foreign Currency Held	$34

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Short-Term Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$284
Miscellaneous income	15

Total Income	299

Expenses:
Investment advisory fees	38
Administration fees	31
Distribution and/or servicing fees—Administrative Class	9

Total Expenses	78

Net Investment Income	221

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(27)
Net realized gain on futures contracts, options, and swaps	121
Net realized (loss) on foreign currency transactions	(2)
Net change in unrealized (depreciation) on investments	(13)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(7)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1
Net Gain	73

Net Increase in Assets Resulting from Operations	$294

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$221	$227
Net realized gain (loss)	92	(25)
Net change in unrealized appreciation (depreciation)	(19)	50

Net increase resulting from operations	294	252

Distributions to Shareholders:
From net investment income
Institutional Class	(160)	(136)
Administrative Class	(97)	(91)
From net realized capital gains
Institutional Class	(18)	(7)
Administrative Class	(8)	(6)

Total Distributions	(283)	(240)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	12,584	945
Administrative Class	3,690	3,406
Issued as reinvestment of distributions
Institutional Class	178	142
Administrative Class	105	97
Cost of shares redeemed
Institutional Class	(2,724)	(290)
Administrative Class	(2,197)	(855)
Net increase resulting from Portfolio share transactions	11,636	3,445

Total Increase in Net Assets	11,647	3,457

Net Assets:
Beginning of period	9,233	5,776
End of period*	$20,880	$9,233

*Including undistributed (overdistributed) net investment income of:	$(1)	$6

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Short-Term Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 9.7%

Banking & Finance 5.0%
Bear Stearns Cos., Inc.
1.560% due 09/21/2004 (a)	$100	$100
CIT Group, Inc.
5.500% due 02/15/2004	130	131
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	80	87
Ford Motor Credit Co.
5.750% due 02/23/2004	150	151
6.700% due 07/16/2004	40	41
General Motors Acceptance Corp.
1.880% due 05/17/2004 (a)	75	75
2.410% due 10/20/2005 (a)	100	101
Household Finance Corp.
1.357% due 02/27/2004 (a)	100	100
6.700% due 11/15/2005	40	43
Merrill Lynch & Co., Inc.
1.470% due 05/21/2004 (a)	105	105
Nordea Bank Denmark
1.570% due 05/28/2007 (a)	50	50
Popular N.A., Inc.
6.625% due 01/15/2004	60	60

		1,044

Industrials 2.8%
Alcan, Inc.
1.430% due 12/08/2004 (a)	40	40
Fort James Corp.
6.625% due 09/15/2004	10	10
Jones Intercable, Inc.
8.875% due 04/01/2007	100	104
Kellogg Co.
6.625% due 01/29/2004	60	60
Mirage Resorts, Inc.
6.625% due 02/01/2005	20	21
Norfolk Southern Corp.
7.875% due 02/15/2004	100	101
PanAmSat Corp.
6.125% due 01/15/2005	40	41
Pioneer National Resources Co.
8.875% due 04/15/2005	50	54
TCI Communications, Inc.
8.650% due 09/15/2004	40	42
Time Warner, Inc.
7.975% due 08/15/2004	100	104

		577

Utilities 1.9%
DTE Energy Co.
6.000% due 06/01/2004	25	25
Edison International, Inc.
6.875% due 09/15/2004	50	52
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	96
Ohio Edison Co.
4.000% due 05/01/2008	30	29
Progress Energy, Inc.
6.550% due 03/01/2004	50	50
Sprint Capital Corp.
5.875% due 05/01/2004	50	51
7.900% due 03/15/2005	90	96

		399

Total Corporate Bonds & Notes (Cost $2,012)		2,020

MUNICIPAL BONDS & NOTES 1.9%

California 0.4%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	100	100

Michigan 0.5%
Michigan Higher Education Student Loan Authority Revenue Bonds, (AMBAC Insured), Series 2003
1.100% due 09/01/2033 (a)	100	100

Missouri 0.5%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.150% due 09/01/2043 (a)	100	100

Texas 0.5%
Brazos Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.240% due 12/01/2039 (a)	100	100

Total Municipal Bonds & Notes (Cost $400)		400

U.S. GOVERNMENT AGENCIES 0.9%
Federal Home Loan Bank
6.270% due 08/26/2004	175	178

Total U.S. Government Agencies (Cost $180)		178

U.S. TREASURY OBLIGATIONS 2.9%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	152	164
3.625% due 01/15/2008	389	431

Total U.S. Treasury Obligations (Cost $598)		595

MORTGAGE-BACKED SECURITIES 10.3%

Collateralized Mortgage Obligations 5.6%
Bank of America Mortgage Securities, Inc.
6.382% due 07/25/2032 (a)	31	32
5.736% due 10/20/2032 (a)	24	24
Bear Stearns Adjustable Rate Mortgage Trust
4.834% due 12/25/2033	50	50
4.391% due 01/25/2034 (a)	50	51
1.421% due 02/25/2034 (a)	100	100
Countrywide Home Loans, Inc.
4.828% due 09/19/2032 (a)	19	19
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	185	184
5.738% due 05/25/2032 (a)	19	19
1.481% due 07/25/2032 (a)	25	25
First Republic Mortgage Loan Trust
1.462% due 08/15/2032 (a)	89	89
Freddie Mac
5.500% due 08/15/2004	11	12
5.625% due 07/15/2028	13	13
5.750% due 06/15/2029	11	11
5.500% due 08/15/2030	139	142
5.750% due 05/15/2031	9	9
Structured Asset Mortgage Investments, Inc.
1.480% due 09/19/2032 (a)	87	86
Structured Asset Securities Corp.
1.620% due 07/25/2032 (a)	50	50
1.431% due 01/25/2033 (a)	41	41
1.618% due 11/25/2033 (a)	38	38
Wachovia Bank Commercial Mortgage Trust
1.310% due 06/15/2013 (a)	40	40
Washington Mutual Mortgage Securities Corp.
5.780% due 02/25/2031 (a)	51	52
5.175% due 10/25/2032 (a)	19	20
2.779% due 06/25/2042 (a)	55	56

		1,163

Fannie Mae 3.0%
5.257% due 10/01/2031	104	107
5.500% due 11/01/2016 - 09/01/2017 (b)	426	442
6.000% due 06/01/2017	78	82

		631

Freddie Mac 0.6%
6.500% due 08/01/2032	29	30
9.500% due 12/01/2019	92	103

		133

Government National Mortgage Association 0.9%
4.000% due 02/20/2032 (a)	156	158
6.000% due 03/15/2032	30	31

		189

Stripped Mortgage-Backed Securities 0.2%
MLCC Mortgage Investors, Inc. (IO)
1.236% due 03/25/2028 (a)	318	9
Sequoia Mortgage Funding Co. (IO)
0.800% due 10/21/2008	2,407	28

		37

Total Mortgage-Backed Securities (Cost $2,147)		2,153

ASSET-BACKED SECURITIES 4.4%
Ameriquest Mortgage Securities, Inc.
1.291% due 11/25/2033 (a)	48	48
Bear Stearns Asset-Backed Securities, Inc.
1.471% due 10/25/2032 (a)	18	19
BRAZOS Student Loan Finance Corp.
1.150% due 10/01/2035 (a)	100	100
CDC Mortgage Capital Trust
1.481% due 01/25/2032 (a)	33	33
1.511% due 08/25/2033 (a)	29	29
Centex Home Equity Loan Trust
1.441% due 09/25/2033 (a)	48	48
Chase Funding Loan Acquisition Trust
1.491% due 07/25/2031 (a)	14	14
Contimortgage Home Equity Loan Trust
1.342% due 04/15/2029 (a)	74	74
Countrywide Asset-Backed Certificates
1.511% due 05/25/2032 (a)	26	26
CS First Boston Mortgage Securities Corp.
1.581% due 08/25/2032 (a)	14	14
Financial Asset Securities Corp. AAA Trust
1.248% due 09/25/2033 (a)	25	25
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.491% due 09/25/2032 (a)	45	45
2.820% due 02/25/2034 (a)	30	31
Home Equity Asset Trust
1.578% due 02/25/2033 (a)	50	50
1.551% due 03/25/2033 (a)	30	30
Home Equity Mortgage Trust
1.418% due 04/25/2034 (a)	50	50
Irwin Home Equity Loan Trust
1.411% due 07/25/2032 (a)	42	42
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.481% due 08/25/2033 (a)	47	47
Morgan Stanley Dean Witter Capital I, Inc.
1.511% due 07/25/2030 (a)	13	13
New Century Home Equity Loan Trust
1.288% due 11/25/2033 (a)	49	49
Novastar Home Equity Loan
1.471% due 09/25/2031 (a)	17	17
Renaissance Home Equity Loan Trust
1.581% due 08/25/2033 (a)	19	19
Residential Asset Mortgage Products, Inc.
1.480% due 12/25/2033 (a)	50	50
Saxon Asset Securities Trust
1.411% due 01/25/2032 (a)	15	15
1.541% due 12/25/2032 (a)	18	18
Terwin Mortgage Trust
1.698% due 09/25/2033 (a)	21	21

Total Asset-Backed Securities (Cost $926)		927

SOVEREIGN ISSUES 0.9%
Republic of Brazil
2.000% due 04/15/2006 (a)	116	114
10.000% due 01/16/2007	30	34
2.062% due 04/15/2009 (a)	32	31

Total Sovereign Issues (Cost $165)		179

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments

Short-Term Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%
America Online, Inc.
0.000% due 12/06/2019	$80	$51

Total Convertible Bonds & Notes (Cost $50)		51

SHORT-TERM INSTRUMENTS 59.3%

Certificates of Deposit 1.4%
Citibank N.A.
1.095% due 02/19/2004	300	300

Commercial Paper 28.7%
Anz (Delaware), Inc.
1.075% due 02/26/2004	200	200
BP Amoco Capital PLC
1.065% due 02/09/2004	500	499
Fannie Mae
1.080% due 01/28/2004	200	200
1.070% due 02/11/2004	200	200
1.075% due 02/18/2004	200	200
Federal Home Loan Bank
1.050% due 01/14/2004	1,900	1,899
Freddie Mac
1.060% due 01/08/2004	1,400	1,400
1.070% due 02/02/2004	300	300
HBOS Treasury Services PLC
1.095% due 03/19/2004	200	199
Kraft Foods, Inc.
2.080% due 02/27/2004 (a)	100	100
Royal Bank of Scotland PLC
1.085% due 01/20/2004	200	200
Shell Finance
1.100% due 03/16/2004	500	499
UBS Finance, Inc.
1.085% due 02/17/2004	100	100

		5,996

Repurchase Agreement 1.0%
State Street Bank
0.800% due 01/02/2004	207	207

(Dated 12/31/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $215. Repurchase proceeds are $207.)
U.S. Treasury Bills 28.2%
1.008% due 03/04/2004-06/17/2004 (b)(d)	5,905	5,880

Total Short-Term Instruments (Cost $12,386)		12,383

Total Investments 90.5% (Cost $18,864)		$18,886

Written Options (e)(0.0%) (Premiums $26)		(8)

Other Assets and Liabilities (Net) 9.5%		2,002

Net Assets 100.0%		$20,880

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	Principal amount of security is adjusted for inflation.

(d)	Securities with an aggregate market value of $105 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor March Futures
(03/2005)—Long	1	$(1)
Euribor June Futures
(06/2005)—Long	1	(2)
Euribor September Futures
(09/2005)—Long	1	(2)
U.S. Treasury 10-Year Note
(03/2004)—Long	8	3

		$(2)

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	4	$3	$0
Put—CME Eurodollar June Futures
Strike @ 97.000
Exp. 06/14/2004	8	9	0
Put—CME Eurodollar June Futures
Strike @ 97.250
Exp. 06/14/2004	6	8	0

		$20	$0

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 5.000%**
Exp. 01/07/2005	$140,000	$3	$6
Put—OTC 7-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	140,000	3	1
Call—OTC AOL Time Warner, Inc.
0.000% due 12/06/2019
Exp. 06/14/2004	80,000	0	1

		$6	$8

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(f)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	E	C1,000	$5
Receive a fixed rate equal to 1.450% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004		$30	0
Receive a fixed rate equal to 0.410% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004		100	0
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004		40	0
Receive a fixed rate equal to 16.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005		75	12
Receive a fixed rate equal to 0.730% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/20/2005		80	1

			$18

(g)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.000	02/15/2011	$200	$215	$211
U.S. Treasury Note	4.250	08/15/2013	610	611	601

				$826	$812

(h)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	15	01/2004	$0	$(1)	$(1)

(i)	Principal amount denoted in indicated currency:

EC	-	Euro

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

10	Annual Report | 12.31.03

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.45%
Administrative Class	0.60%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$21	$56	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$9,564	$7,882	$5,643	$5,374

12	Annual Report | 12.31.03

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$37
Sales	29
Closing Buys	(40)
Expirations	0
Exercised	0

Balance at 12/31/2003	$26

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral

$0	$37	$(2)	$(1)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(3)

$18,864	$40	$(18)	$22

(3)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to interest only basis adjustment for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

$257	$26	$0

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,245	$12,584	95	$945
Administrative Class	365	3,690	339	3,406

Issued as reinvestment of distributions
Institutional Class	18	178	14	142
Administrative Class	10	105	10	97

Cost of shares redeemed
Institutional Class	(270)	(2,724)	(29)	(290)
Administrative Class	(217)	(2,197)	(85)	(855)

Net increase resulting from Portfolio share transactions	1,151	$11,636	344	$3,445

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Institutional Class	3	98
Administrative Class	4	88

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Short-Term Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Short-Term Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None
Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST STOCKSPLUS GROWTH AND INCOME PORTFOLIO ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

StocksPLUS Growth and Income Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	5 Years*	Since Inception*

StocksPLUS Growth and Income Portfolio Administrative Class	30.38%	-0.02%	4.47%
S&P 500 Index	28.68%	-0.57%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio’s Administrative Class inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including non-U.S. currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The StocksPLUS Growth and Income Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments.

•	The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 28.68% for the 12 months ended December 31, 2003, as signs of economic recovery and the related growing investor confidence fueled a rally in the stock market.

•	In comparison, the Portfolio’s Administrative Class outperformed the S&P 500 Index by returning 30.38% for the same period.

•	A broader exposure to the yield curve enhanced returns as this strategy captured additional income and reaped price gains by “rolling down” a steep short/intermediate maturity yield curve.

•	The positive yield curve impact was tempered as 1- to 5-year yields, where the Portfolio’s interest rate (duration) exposure was concentrated, increased on signs of growing economic momentum.

•	Mortgage-backed securities enhanced Portfolio yield and credit quality, although exposure to the sector was slightly negative for overall performance due to high levels of market volatility and the associated widening of yield spreads.

•	Corporate holdings provided attractive yield and positive price performance as rising profits stimulated investor demand.

•	Other strategies, including real return holdings and a small position in emerging market bonds, enhanced performance and provided diversification.

2	Annual Report | 12.31.03

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		12/31/2000		12/31/1999

Net asset value beginning of period	$7.25	$9.35		$11.05		$13.56		$12.58
Net investment income (a)	0.18	0.22		0.46		0.76		0.76
Net realized/unrealized gain (loss) on investments (a)	2.01	(2.10)		(1.74)		(1.98)		1.65
Total income (loss) from investment operations	2.19	(1.88)		(1.28)		(1.22)		2.41
Dividends from net investment income	(0.18)	(0.22)		(0.42)		(0.75)		(0.61)
Distributions from net realized capital gains	0.00	0.00		0.00		(0.54)		(0.82)
Total distributions	(0.18)	(0.22)		(0.42)		(1.29)		(1.43)
Net asset value end of period	$9.26	$7.25		$9.35		$11.05		$13.56
Total return	30.38%	(20.22)%		(11.43)%		(9.50)%		19.85%
Net assets end of period (000s)	$267,880	$218,993		$259,926		$272,751		$230,412
Ratio of net expenses to average net assets	0.65%	0.65	%(e)	0.67	%(c)(d)	0.65	%(b)	0.65%
Ratio of net investment income to average net assets	2.19%	2.69%		4.60%		5.86%		5.69%
Portfolio turnover rate	134%	192%		547%		350%		34%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$268,193
Cash	422
Foreign currency, at value	183
Receivable for investments sold	3,120
Receivable for Portfolio shares sold	186
Interest and dividends receivable	854
Variation margin receivable	1,437
Unrealized appreciation on swap agreements	36

274,431

Liabilities:
Payable for investments purchased	$3,128
Unrealized depreciation on forward foreign currency contracts	7
Written options outstanding	32
Payable for Portfolio shares redeemed	282
Accrued investment advisory fee	92
Accrued administration fee	23
Accrued servicing fee	35
Variation margin payable	742
Other liabilities	7
4,348

Net Assets	$270,083

Net Assets Consist of:
Paid in capital	$357,703
Undistributed net investment income	1,393
Accumulated undistributed net realized (loss)	(100,870)
Net unrealized appreciation	11,857

$270,083

Net Assets:
Institutional Class	$2,203
Administrative Class	267,880

Shares Issued and Outstanding:
Institutional Class	237
Administrative Class	28,937

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$9.29
Administrative Class	9.26

Cost of Investments Owned	$267,959

Cost of Foreign Currency Held	$177

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$5,338
Miscellaneous income	1,557

Total Income	6,895

Expenses:
Investment advisory fees	968
Administration fees	242
Distribution and/or servicing fees—Administrative Class	361
Trustees’ fees	4
Organization Costs	1
Interest expense	1
Miscellaneous expense	10

Total Expenses	1,587

Net Investment Income	5,308

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	194
Net realized gain on futures contracts, options, and swaps	47,933
Net realized (loss) on foreign currency transactions	(71)
Net change in unrealized appreciation on investments	669
Net change in unrealized appreciation on futures contracts, options, and swaps	11,632
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	85
Net Gain	60,442

Net Increase in Assets Resulting from Operations	$65,750

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,308	$6,234
Net realized gain (loss)	48,056	(56,743)
Net change in unrealized appreciation (depreciation)	12,386	(3,568)

Net increase (decrease) resulting from operations	65,750	(54,077)

Distributions to Shareholders:
From net investment income
Institutional Class	(39)	(21)
Administrative Class	(5,180)	(6,408)

Total Distributions	(5,219)	(6,429)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,004	847
Administrative Class	59,278	121,856
Issued as reinvestment of distributions
Institutional Class	39	21
Administrative Class	5,180	6,408
Cost of shares redeemed
Institutional Class	(51)	(76)
Administrative Class	(75,677)	(108,884)
Net increase (decrease) resulting from Portfolio share transactions	(10,227)	20,172

Total Increase (Decrease) in Net Assets	50,304	(40,334)

Net Assets:
Beginning of period	219,779	260,113
End of period*	$270,083	$219,779

*Including undistributed net investment income of:	$1,393	$839

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.1%

Banking & Finance 3.4%
CIT Group, Inc.
5.625% due 05/17/2004	$700	$711
General Motors Acceptance Corp.
3.180% due 03/04/2005 (a)	900	914
2.410% due 10/20/2005 (a)	1,500	1,512
National Rural Utilities Cooperative Finance Corp.
2.160% due 04/26/2004 (a)	2,100	2,106
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	3,900	3,920

		9,163

Industrials 1.8%
Alcan, Inc.
1.430% due 12/08/2004 (a)	1,200	1,200
Coastal Corp.
6.200% due 05/15/2004	2,400	2,424
DaimlerChrysler North America Holding Corp.
1.970% due 09/26/2005 (a)	200	201
Enron Corp.
8.000% due 08/15/2005 (b)	1,700	540
Waste Management, Inc.
7.000% due 10/01/2004	300	311

		4,676

Utilities 0.9%
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)	2,500	2,508

Total Corporate Bonds & Notes (Cost $17,362)		16,347

MUNICIPAL BONDS & NOTES 1.2%

California 0.4%
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	1,100	1,094

North Carolina 0.7%
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
1.330% due 06/01/2009 (a)	2,057	2,058

Texas 0.1%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.230% due 12/01/2039 (a)	200	200

Total Municipal Bonds & Notes (Cost $3,352)		3,352

U.S. TREASURY OBLIGATIONS 6.1%
Treasury Inflation Protected Securities (e)
3.625% due 01/15/2008 (c)	14,429	15,962
3.875% due 01/15/2009	113	127
3.500% due 01/15/2011	319	359

Total U.S. Treasury Obligations (Cost $15,372)		16,448

MORTGAGE-BACKED SECURITIES 17.6%

Collateralized Mortgage Obligations 9.7%
Bear Stearns Adjustable Rate Mortgage Trust
5.980% due 06/25/2032 (a)	347	357
5.381% due 01/25/2033 (a)	1,058	1,074
4.391% due 01/25/2034 (a)	900	917
4.834% due 01/25/2034	1,686	1,697
Countrywide Alternative Loan Trust
5.875% due 07/25/2032	275	276
6.000% due 10/25/2033	1,870	1,906
CS First Boston Mortgage Securities Corp.
1.541% due 02/25/2032 (a)	481	482
1.477% due 03/25/2032 (a)	791	786
2.003% due 03/25/2032 (a)	1,785	1,779
5.741% due 05/25/2032 (a)	602	621
5.723% due 06/25/2032 (a)	190	192
6.184% due 06/25/2032 (a)	353	361
DLJ Mortgage Acceptance Corp.
1.641% due 06/25/2026 (a)	189	190
Fannie Mae
8.000% due 05/01/2030	53	57
8.000% due 06/01/2030	41	45
Federal Home Loan Bank
6.000% due 08/15/2026	272	276
Freddie Mac
5.500% due 11/15/2015	265	270
5.250% due 04/15/2026	163	164
6.000% due 01/15/2029	286	289
5.500% due 08/15/2030	1,975	2,010
GSR Mortgage Loan Trust
5.626% due 04/25/2032 (a)	412	413
Housing Securities, Inc.
1.820% due 07/25/2032 (a)(j)	103	102
MASTR Asset Securitization Trust
5.375% due 10/25/2032	141	142
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032	380	385
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	478	483
PNC Mortgage Securities Corp.
7.200% due 05/25/2040 (a)	29	29
Resecuritization Mortgage Trust
1.367% due 04/26/2021 (a)	28	28
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	866	893
Salomon Brothers Mortgage Securities VII, Inc.
4.841% due 12/25/2030 (a)	663	689
Structured Asset Securities Corp.
1.441% due 10/25/2027 (a)	758	757
6.500% due 10/25/2031 (a)	1,061	1,102
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	204	207
6.010% due 04/25/2031	122	122
5.430% due 02/25/2033 (a)	2,810	2,861
3.173% due 02/27/2034 (a)	1,052	1,070
2.741% due 08/25/2042 (a)	3,237	3,251

		26,283

Fannie Mae 4.5%
4.872% due 12/01/2036 (a)	992	1,009
5.000% due 12/01/2017 - 09/01/2018	1,856	1,896
5.161% due 09/01/2034 (a)	1,073	1,092
5.257% due 04/01/2033 (a)	721	737
6.000% due 04/01/2013 - 11/01/2033 (d)	7,097	7,391
6.500% due 09/01/2005	27	28
8.000% due 09/01/2031	96	103

		12,256

Freddie Mac 1.4%
6.000% due 07/01/2016 - 05/01/2033 (d)	3,157	3,267
6.500% due 08/01/2032	462	484

		3,751

Government National Mortgage Association 2.0%
3.500% due 05/20/2028 (a)	869	871
4.375% due 04/20/2024 - 04/20/2027 (a)(d)	2,412	2,465
4.750% due 08/20/2024 (a)	49	50
5.000% due 11/20/2029 (a)	529	541
8.000% due 04/15/2027 - 02/15/2031 (d)	1,252	1,366
8.500% due 04/20/2030	16	17

		5,310

Total Mortgage-Backed Securities (Cost $47,450)		47,600

ASSET-BACKED SECURITIES 2.9%
Ameriquest Mortgage Securities, Inc.
1.451% due 06/25/2032 (a)	$313	$313
Chase Funding Mortgage Loan Asset-Backed Certificates
1.511% due 10/25/2032 (a)	735	737
Countrywide Asset-Backed Certificates
1.401% due 05/25/2032 (a)	1,969	1,969
CS First Boston Mortgage Securities Corp.
1.451% due 01/25/2032 (a)	475	474
Green Tree Recreational Equipment & Consumer Trust
6.550% due 07/15/2028	63	63
Home Equity Mortgage Trust
1.471% due 11/25/2032 (a)	701	702
1.398% due 04/25/2034 (a)	800	800
SLM Student Loan Trust
1.130% due 06/17/2030 (a)	2,700	2,702

Total Asset-Backed Securities (Cost $7,759)		7,760

SOVEREIGN ISSUES 0.4%
Republic of Brazil
2.000% due 04/15/2006 (a)	1,040	1,026
2.062% due 04/15/2009 (a)	65	61
2.062% due 04/15/2009 (a)	129	122

Total Sovereign Issues (Cost $1,164)		1,209

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 98.250
Exp. 03/15/2004	90	1
Strike @ 97.625
Exp. 03/15/2004	40	0
S&P 500 Index March Futures
Strike @ 600.000
Exp. 03/19/2004	145	4

	Principal Amount (000s)

PNC Mortgage Securities Corp. (OTC)
5.430% due 05/25/2040
Strike @ 100.000
Exp. 04/01/2005	$1,300	0

Total Purchased Put Options (Cost $7)		5

	Shares

PREFERRED SECURITY 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)	173	1,834

Total Preferred Security (Cost $1,823)		1,834

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 64.3%

Certificates of Deposit 1.9%
Citibank N.A.
1.090% due 01/30/2004	5,000	5,000
1.095% due 02/19/2004	100	100
1.085% due 03/18/2004	100	100

		5,200

Commercial Paper 33.2%
Anz (Delaware), Inc.
1.070% due 01/12/2004	1,300	1,300
1.075% due 02/19/2004	1,800	1,797
1.075% due 02/26/2004	800	799

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

StocksPLUS Growth and Income Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

Danske Corp.
1.080% due 01/21/2004	$1,600	$1,599
1.085% due 03/08/2004	1,900	1,896
Fannie Mae
1.080% due 02/02/2004	6,100	6,094
1.075% due 02/11/2004	3,400	3,396
1.075% due 02/18/2004	1,800	1,797
1.080% due 02/25/2004	4,300	4,293
1.030% due 03/31/2004	3,800	3,790
1.060% due 04/06/2004	1,100	1,097
Federal Home Loan Bank
1.059% due 01/16/2004	14,700	14,694
1.060% due 01/28/2004	1,800	1,799
1.040% due 03/12/2004	1,400	1,397
1.045% due 03/19/2004	2,100	2,095
Freddie Mac
1.060% due 01/08/2004	5,400	5,399
1.060% due 01/15/2004	14,600	14,594
1.075% due 02/05/2004	1,800	1,798
1.100% due 03/15/2004	400	399
1.110% due 03/22/2004	2,400	2,394
HBOS Treasury Services PLC
1.075% due 03/29/2004	1,000	997
Kraft Foods, Inc.
1.961% due 02/27/2004	3,600	3,600
Lloyds Bank PLC
1.060% due 01/22/2004	500	500
1.065% due 02/26/2004	2,600	2,596
Royal Bank of Scotland PLC
1.085% due 01/20/2004	2,800	2,798
1.075% due 02/03/2004	900	899
1.080% due 02/03/2004	1,400	1,399
Westpac Capital Corp.
1.075% due 02/05/2004	4,500	4,495

		89,711

Repurchase Agreement 2.5%
State Street Bank
0.800% due 01/02/2004	6,741	6,741

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/17/2004 valued at $6,876. Repurchase proceeds are $6,741.)
U.S. Treasury Bills 26.7%
0.987% due 03/04/2004 - 06/17/2004 (c)(d)	72,265	71,986

Total Short-Term Instruments (Cost $173,670)		173,638

Total Investments 99.3% (Cost $267,959)		$268,193
Written Options (f) (0.0%) (Premiums $88)		(32)
Other Assets and Liabilities (Net) 0.7%		1,922

Net Assets 100.0%		$270,083

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security is in default.
(c)	Securities with an aggregate market value of $23,948 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 96.375
(06/2004)—Long	106	(2)
Euribor Purchased Put Options
Strike @ 93.000
(12/2004)—Long	55	(1)
Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	10	4
Euribor December Futures
(12/2004)—Long	16	20
Euribor March Futures
(03/2005)—Long	11	11
Euribor June Futures
(06/2005)—Long	2	1
Euribor September Futures
(09/2005)—Long	2	1
Euribor December Futures
(12/2005)—Long	2	1
Eurodollar June Futures
(06/2004)—Short	136	(11)
Eurodollar September Futures
(09/2004)—Long	23	37
Eurodollar December Futures
(12/2004)—Long	9	4
Eurodollar March Futures
(03/2005)—Long	141	15
Eurodollar June Futures
(06/2005)—Long	4	1
Eurodollar September Futures
(09/2005)—Long	3	0
Eurodollar December Futures
(12/2005)—Long	3	0
Eurodollar March Futures
(03/2008)—Long	2	(1)
Eurodollar June Futures
(06/2008)—Long	2	(1)
Eurodollar September Futures
(09/2008)—Long	2	(1)
Eurodollar December Futures
(12/2008)—Long	2	(1)
S&P 500 Index March Futures
(03/2004)—Long	953	11,442
United Kingdom 90-Day LIBOR
Purchased Put Options
Strike @ 93.750
(06/2004)—Long	6	0
United Kingdom 90-Day LIBOR
Purchased Put Options
Strike @ 93.750
(06/2004)—Long	64	(1)
U.S. Treasury 5-Year Note
(03/2004)—Long	9	12
U.S. Treasury 10-Year Note
(03/2004)—Long	4	1

		$11,531

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CBOT U.S. Treasury Note March Futures
Strike @ 108.000
Exp. 02/21/2004	79	$70	$25
Put—CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	74	18	7

		$88	$32

(g)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004	$150	0
Received total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.700%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	4,734	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	400	1
Receive a fixed rate equal to 5.000% and the Portfolio will pay to the counterparty at par in the event of default of Sprint Capital Corp. 7.625% due 01/30/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004	2,000	35

		$36

(h)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	118	01/2004	$0	$(7)	$(7)

(i)	Principal amount denoted in indicated currency:

EC	-	Euro

(j)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $102 which is 0.04% of net assets.

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

10	Annual Report | 12.31.03

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred

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Notes to Financial Statements (Cont.)

December 31, 2003

subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$13	$20	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Organization Expenses. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other

Purchases	Sales	Purchases	Sales
$115,051	$109,246	$39,377	$50,781

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$74
Sales	504
Closing Buys	(92)
Expirations	(398)
Exercised	0

Balance at 12/31/2003	$88

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6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral

$1,393	$0	$50	$0	$(89,298)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.
(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

$	$1,554	$(1,319)	$235

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

$5,219	$0	$0

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	131	$1,004	95	$847
Administrative Class	7,716	59,278	15,080	121,856

Issued as reinvestment of distributions
Institutional Class	4	39	3	21
Administrative Class	610	5,180	823	6,408

Cost of shares redeemed
Institutional Class	(6)	(51)	(10)	(76)
Administrative Class	(9,593)	(75,677)	(13,486)	(108,884)

Net increase resulting from Portfolio share transactions	(1,138)	$(10,227)	2,505	$20,172

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	3	90

12.31.03 | Annual Report	13

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of StocksPLUS Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Real Return Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Real Return Portfolio Administrative Class	8.84%	11.73%
Lehman Brothers Global Real: U.S. TIPS Index	8.40%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio’s Administrative Class inception on 9/30/1999, compared to the Lehman Brothers Global Real: U.S. TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. Treasury Inflation Protection Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest), however, the shares of the Fund are not.

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the 12 months ended December 31, 2003, the Portfolio’s Administrative Class shares returned 8.84%, versus the 8.40% return for the benchmark Lehman Brothers Global Real: U.S. TIPS Index.

•	For the year, real yields decreased by 0.31%, compared to the 0.43% rise for nominal U.S. Treasury issues of similar maturities.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.31% at December 31, 2003 for 10-year maturities. This compares to a breakeven yield of 1.57% on December 31, 2002. The 12-month non-seasonally adjusted Consumer Price Indexes for all Urban Consumers change for the period ended December 31, 2003, was 1.88%.

•	On December 31, 2003, the Portfolio’s effective duration was 7.25 years, compared to a duration of 7.30 years for its benchmark.

•	The Portfolio’s duration from TIPS was slightly longer than the benchmark for the period, which was positive for performance as real yields dropped.

•	The Portfolio reduced overall account duration through short positions in nominal treasuries and treasury futures, which was positive for performance as nominal yields rose.

•	The Portfolio was overweight shorter maturity TIPS. This was positive for performance compared to the benchmark, as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Portfolio’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Portfolio.

•	Option writing created additional income for the Portfolio, as rates stayed within the forecasted range.

•	An allocation to emerging market bonds helped returns, as credit fundamentals within the asset class continued to improve.

•	A modest allocation to mortgages was slightly positive for performance, as mortgages slightly outperformed nominal treasuries for the year; however, the Portfolio’s selection of higher coupon mortgages detracted from relative performance.

•	The Portfolio’s exposure to Eurozone issues was negative for performance, as nominal interest rates on these Eurozone securities increased during 2003.

2	Annual Report | 12.31.03

Financial Highlights

Real Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		12/31/2002		12/31/2001		12/31/2000	09/30/1999-12/31/1999

Net asset value beginning of period	$11.90		$10.56		$10.34		$9.80	$10.00
Net investment income (a)	0.27		0.48		0.61		0.64	0.20
Net realized/unrealized gain (loss) on investments (a)	0.77		1.36		0.38		0.69	(0.20)
Total income from investment operations	1.04		1.84		0.99		1.33	0.00
Dividends from net investment income	(0.32)		(0.48)		(0.63)		(0.79)	(0.20)
Distributions from net realized capital gains	(0.26)		(0.02)		(0.14)		0.00	0.00
Total distributions	(0.58)		(0.50)		(0.77)		(0.79)	(0.20)
Net asset value end of period	$12.36		$11.90		$10.56		$10.34	$9.80
Total return	8.84%		17.77%		9.63%		14.11%	(0.03)%
Net assets end of period (000s)	$275,029		$90,724		$7,406		$448	$3,000
Ratio of net expenses to average net assets	0.66	%(d)	0.66	%(d)	0.66	%(c)(d)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	2.21%		4.19%		5.63%		6.69%	7.72	%*
Portfolio turnover rate	738%		87%		58%		18%	23%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Real Return Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$604,319
Cash	1
Receivable for investments sold	9,348
Receivable for Portfolio shares sold	874
Interest and dividends receivable	1,018

615,560

Liabilities:
Payable for investments purchased	$304,876
Unrealized depreciation on forward foreign currency contracts	50
Payable for short sale	8,172
Written options outstanding	437
Payable for Portfolio shares redeemed	55
Accrued investment advisory fee	64
Accrued administration fee	64
Accrued servicing fee	31
Variation margin payable	3
Other liabilities	239
313,991

Net Assets	$301,569

Net Assets Consist of:
Paid in capital	$292,624
Undistributed net investment income	6,267
Accumulated undistributed net realized gain	(1,515)
Net unrealized appreciation	4,193

$301,569

Net Assets:
Institutional Class	$26,540
Administrative Class	275,029

Shares Issued and Outstanding:
Institutional Class	2,147
Administrative Class	22,251

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$12.36
Administrative Class	12.36

Cost of Investments Owned	$599,863

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Real Return Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$5,618

Total Income	5,618

Expenses:
Investment advisory fees	493
Administration fees	493
Distribution and/or servicing fees—Administrative Class	268
Trustees’ fees	2
Interest expense	19
Miscellaneous expense	2

Total Expenses	1,277

Net Investment Income	4,341

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,905
Net realized gain on futures contracts, options, and swaps	691
Net realized (loss) on foreign currency transactions	(33)
Net change in unrealized appreciation on investments	486
Net change in unrealized appreciation on futures contracts, options, and swaps	127
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(49)
Net Gain	11,127

Net Increase in Assets Resulting from Operations	$15,468

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,341	$1,329
Net realized gain	10,563	231
Net change in unrealized appreciation	564	3,524

Net increase resulting from operations	15,468	5,084

Distributions to Shareholders:
From net investment income
Institutional Class	(377)	(1)
Administrative Class	(3,967)	(1,328)
From net realized capital gains
Institutional Class	(541)	0
Administrative Class	(5,360)	(140)

Total Distributions	(10,245)	(1,469)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	25,638	0
Administrative Class	258,368	88,409
Issued as reinvestment of distributions
Institutional Class	917	1
Administrative Class	9,318	1,468
Cost of shares redeemed
Institutional Class	(751)	0
Administrative Class	(87,884)	(10,173)
Net increase resulting from Portfolio share transactions	205,606	79,705

Total Increase in Net Assets	210,829	83,320

Net Assets:
Beginning of period	90,740	7,420
End of period*	$301,569	$90,740

*Including undistributed net investment income of:	$6,267	$162

6	Annual Report | 12.31.03 | See accompanying notes

Statement of Cash Flows

Real Return Portfolio

December 31, 2003

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities:
Sales of Portfolio shares	$283,439
Redemptions of Portfolio shares	(88,626)
Cash distributions paid	(10)
Proceeds from financing transactions	(76,275)

Net increase from financing activities	118,528

Operating Activities:
Purchases of long-term securities	(1,619,885)
Proceeds from sales of long-term securities	1,673,222
Purchases of short-term securities (net)	(177,730)
Net investment income	4,341
Change in other receivables/payables (net)	1,524
Net (decrease) from operating activities	(118,528)

Increase in Cash	0

Cash:
Beginning of period	1

End of period	$1

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments

Real Return Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 5.8%

Banking & Finance 3.9%
CIT Group, Inc.
2.400% due 01/09/2004 (a)		$2,300	$2,300
Ford Motor Credit Co.
5.750% due 02/23/2004		1,500	1,509
3.035% due 10/25/2004 (a)		200	202
1.600% due 07/18/2005 (a)		300	298
General Motors Acceptance Corp.
1.880% due 01/20/2004 (a)		1,600	1,600
Pemex Project Funding Master Trust
7.375% due 12/15/2014		500	536
8.625% due 02/01/2022		200	222
Phoenix Quake Wind Ltd.
3.600% due 07/03/2008 (a)		2,500	2,532
Residential Reinsurance Ltd.
6.123% due 06/08/2006 (a)		1,000	1,015
Studio RE Ltd.
6.250% due 07/07/2006 (a)		750	757
Travelers Property Casualty Corp.
3.750% due 03/15/2008		100	101
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		700	699

			11,771

Industrials 0.4%
Alcan, Inc.
1.430% due 12/08/2004 (a)		1,100	1,100
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		100	108

			1,208

Utilities 1.5%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		100	110
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)		1,500	1,505
Verizon Wireless Capital LLC
1.240% due 05/23/2005 (a)		2,800	2,798

			4,413

Total Corporate Bonds & Notes (Cost $17,287)			17,392

MUNICIPAL BONDS & NOTES 3.3%

Arizona 0.5%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.150% due 12/01/2037 (a)		1,400	1,400

Missouri 1.6%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.190% due 06/01/2031 (a)		5,000	5,000

Pennsylvania 0.2%
Pennsylvania State Higher Education Student Loan Agency Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.190% due 12/01/2040 (a)		600	600

Texas 1.0%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.240% due 12/01/2039 (a)		2,200	2,200
Panhandle-Plains, Texas Higher Education Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.150% due 04/01/2031 (a)		700	700

			2,900

Total Municipal Bonds & Notes (Cost $9,900)			9,900

U.S. TREASURY OBLIGATIONS 101.8%
Treasury Inflation Protected Securities (b)(c)
3.375% due 01/15/2007		6,410	6,946
4.625% due 01/15/2008		51,779	57,281
3.875% due 01/15/2009		25,335	28,616
4.250% due 01/15/2010		37,043	43,077
3.500% due 01/15/2011		16,444	18,484
3.375% due 01/15/2012		14,142	15,829
3.000% due 07/15/2012		38,819	42,331
1.875% due 07/15/2013		16,085	15,975
3.625% due 04/15/2028		15,937	19,752
3.875% due 04/15/2029		43,243	56,040
3.375% due 04/15/2032		2,081	2,572

Total U.S. Treasury Obligations (Cost $302,840)			306,903

MORTGAGE-BACKED SECURITIES 3.4%

Collateralized Mortgage Obligations 3.4%
Bear Stearns Adjustable Rate Mortgage Trust
4.391% due 01/25/2034 (a)		9,997	10,184

Fannie Mae 0.0%
3.563% due 11/01/2024 (a)		25	26

Total Mortgage-Backed Securities (Cost $10,172)			10,210

ASSET-BACKED SECURITIES 4.7%
Asset-Backed Securities Corp. Home Equity
1.662% due 01/15/2033 (a)		3,389	3,402
Bayview Financial Acquisition Trust
1.591% due 08/28/2034 (a)		4,719	4,733
Bear Stearns Asset-Backed Securities, Inc.
1.591% due 07/25/2033 (a)		1,512	1,516
Federated Student Finance Corp
1.130% due 06/01/2038 (a)		600	600
Redwood Capital Ltd.
3.463% due 01/01/2006 (a)		1,000	1,000
5.013% due 01/01/2006 (a)		1,000	1,000
Renaissance Home Equity Loan Trust
1.521% due 12/25/2032 (a)		1,866	1,868
Residential Asset Securities Corp.
1.462% due 01/25/2034 (a)		100	100

Total Asset-Backed Securities (Cost $14,193)			14,219

SOVEREIGN ISSUES 0.7%
Republic of Brazil
2.000% due 04/15/2006 (a)		160	158
2.062% due 04/15/2009 (a)		129	122
8.000% due 04/15/2014		616	606
11.000% due 08/17/2040		200	219
Republic of Colombia
10.000% due 01/23/2012		350	385
United Mexican States
6.375% due 01/16/2013		700	728

Total Sovereign Issues (Cost $2,069)			2,218

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 0.7%
Pylon Ltd.
3.645% due 12/18/2008	EC	700	883
6.045% due 12/22/2008		1,100	1,387

Total Foreign Currency-Denominated Issues (Cost $2,186)			2,270

PURCHASED PUT OPTIONS 0.0%
U.S. Treasury Inflation Protected Securities (OTC)
3.875% due 01/15/2009
Strike @ 95.000 Exp. 02/20/2004		14,000	0
4.250% due 01/15/2010
Strike @ 96.000 Exp. 02/20/2004		40,000	1

Total Purchased Put Options (Cost $8)			1

SHORT-TERM INSTRUMENTS 80.0%

Certificates of Deposit 3.8%
Bank of America N.A.
1.100% due 03/15/2004		5,500	5,500
Citibank N.A.
1.090% due 01/30/2004		5,200	5,200
1.095% due 02/19/2004		300	300
1.085% due 03/18/2004		300	300

			11,300

Commercial Paper 75.2%
ABN AMRO Mortgage Corp.
1.085% due 02/03/2004		8,000	7,992
Anz (Delaware), Inc.
1.070% due 01/12/2004		7,000	6,998
Barclays U.S. Funding Corp.
1.055% due 01/12/2004		6,000	5,998
BP Amoco Capital PLC
1.065% due 02/09/2004		7,500	7,492
CBA (de) Finance
1.070% due 02/17/2004		2,400	2,397
1.075% due 02/20/2004		1,800	1,797
CDC Commercial Corp.
1.080% due 01/15/2004		8,000	7,997
Danske Corp.
1.080% due 02/13/2004		8,000	7,990
Euopean Investment Bank
1.060% due 02/10/2004		8,000	7,991
Fannie Mae
1.080% due 02/02/2004		2,500	2,498
1.010% due 02/03/2004		1,300	1,299
1.000% due 02/04/2004		700	699
1.070% due 02/11/2004		8,700	8,690
1.080% due 02/25/2004		500	499
1.065% due 03/10/2004		15,000	14,969
1.050% due 03/17/2004		13,100	13,070
1.090% due 03/24/2004		1,000	997
1.030% due 03/31/2004		1,400	1,396
1.075% due 04/01/2004		500	499
Federal Home Loan Bank
1.050% due 01/14/2004		25,400	25,391
1.045% due 03/19/2004		1,400	1,397
Freddie Mac
1.060% due 01/08/2004		1,200	1,200
1.575% due 01/21/2004		10,800	10,794
1.060% due 02/02/2004		6,400	6,394
1.080% due 02/12/2004		10,000	9,988
General Electric Capital Corp.
1.090% due 02/24/2004		2,600	2,596
1.105% due 03/12/2004		4,000	3,991
1.110% due 04/08/2004		400	399
1.090% due 04/13/2004		900	897
HBOS Treasury Services PLC
1.115% due 04/13/2004		8,000	7,975
KFW International Finance, Inc.
1.075% due 02/23/2004		8,000	7,988
Lloyds TSB Bank PLC
1.060% due 01/22/2004		6,000	5,996
Nestle Capital Corp.
1.060% due 02/09/2004		7,000	6,992
Rabobank Netherland NV
1.050% due 01/14/2004		6,000	5,998
Royal Bank of Scotland PLC
1.085% due 01/20/2004		3,700	3,698
1.085% due 02/12/2004		4,000	3,995

8	Annual Report | 12.31.03 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Shell Finance
1.090% due 03/09/2004	$2,000	$1,996
1.100% due 03/16/2004	5,000	4,989
UBS Finance, Inc.
1.085% due 02/17/2004	5,000	4,993
Westpac Trust Securities NZ Ltd.
1.100% due 04/07/2004	8,000	7,977

		226,912

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004	2,291	2,291

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/17/2004 valued at $2,337. Repurchase proceeds are $2,291.)
U.S. Treasury Bills 0.2%
1.010% due 03/11/2004 - 03/18/2004 (d)(e)(f)	705	703

Total Short-Term Instruments (Cost $241,208)		241,206

Total Investments 200.4% (Cost $599,863)		$604,319

Written Options (g) (0.1%) (Premiums $558)		(437)

Other Assets and Liabilities(Net) (100.3%)		(302,313)

Net Assets 100.0%		$301,569

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $303,600 and $306,663, respectively, as of December 31, 2003.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $204 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March Futures
(03/2004)—Short	4	$(1)
U.S. Treasury 10-Year Note
(03/2004)—Short	22	6

		$5

(e)	Security, or a portion thereof, has been pledged as collateral for swap and/or swaption contracts. The aggregate market value for all securities pledged as collateral was $499 as of December 31, 2003.
(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(g)	Premiums received on written options:

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.800%**
Exp. 10/07/2004	$9,300,000	$81	$76
Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 10/07/2004	6,400,000	70	74
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.000%*
Exp. 10/07/2004	9,300,000	91	71
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.500%*
Exp. 10/07/2004	6,400,000	39	28
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 11/02/2004	16,300,000	144	111
Put—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 7.000%**
Exp. 11/02/2004	16,300,000	133	77

		$558	$437

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.750	08/15/2010	$3,100	$3,477	$3,461
U.S. Treasury Note	3.625	05/15/2013	300	288	286
U.S. Treasury Note	4.250	08/15/2013	4,400	4,407	4,325

				$8,172	$8,072

(i)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	1,800	01/2004	$0	$(50)	$(50)

(j)	Principal amount denoted in indicated currency:

EC	-	Euro

See accompanying notes | 12.31.03 | Annual Report	9

Notes to Financial Statements

December 31, 2003

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10	Annual Report | 12.31.03

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon

12	Annual Report | 12.31.03

quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,857,823	$1,663,100	$64,123	$7,186

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$0
Sales	710
Closing Buys	0
Expirations	(152)
Exercised	0

Balance at 12/31/2003	$558

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$6,301	$383	$(258)	$0	$0	$(100)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures and foreign currency transactions.
(2)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(3)
$601,700	$2,646	$(27)	$2,619

(3)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital
$8,444	$1,801	$0

(4)	Includes short-term capital gains.

14	Annual Report | 12.31.03

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,134	$25,638	0	$0
Administrative Class	21,042	258,368	7,686	88,409

Issued as reinvestment of distributions
Institutional Class	74	917	0	1
Administrative Class	755	9,318	128	1,468

Cost of shares redeemed
Institutional Class	(62)	(751)	0	0
Administrative Class	(7,171)	(87,884)	(890)	(10,173)

Net increase resulting from Portfolio share transactions	16,772	$205,606	6,924	$79,705

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	5	65

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

12.31.03 | Annual Report	15

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Real Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Real Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

16	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

12.31.03 | Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report | 12.31.03

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Total Return Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	5 Years*	Since Inception*

Total Return Portfolio Administrative Class	5.04%	6.34%	6.71%
Lehman Brothers Aggregate Bond Index	4.10%	6.62%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio’s Administrative Class inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Administrative Class returned 5.04% for the 12-month period ended December 31, 2003, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.10% for the period.

•	The Portfolio’s duration was similar to that of the benchmark throughout 2003 and had little effect on relative performance.

•	An emphasis on intermediate maturities in the second half of the year was positive for performance given the steepness in that part of the yield curve.

•	Below-benchmark exposure to mortgages was negative, as this sector outperformed Treasuries for the year.

•	An underweight to corporates detracted from performance, although this impact was offset by positive security selection, particularly in the telecom and pipeline sectors.

•	Eurozone exposure was positive for performance. Eurozone bonds outpaced U.S. Treasuries for the year, even though short maturity returns in the U.S. and Eurozone were similar in the fourth quarter as investors worldwide began to anticipate central bank tightening given revived growth.

2	Annual Report | 12.31.03

Financial Highlights

Total Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		12/31/2000		12/31/1999

Net asset value beginning of period	$10.23	$9.89		$9.77		$9.45		$10.09
Net investment income (a)	0.25	0.41		0.45		0.62		0.58
Net realized/unrealized gain (loss) on investments (a)	0.26	0.47		0.35		0.30		(0.64)
Total income (loss) from investment operations	0.51	0.88		0.80		0.92		(0.06)
Dividends from net investment income	(0.30)	(0.41)		(0.49)		(0.60)		(0.58)
Distributions from net realized capital gains	(0.08)	(0.13)		(0.19)		0.00		0.00
Total distributions	(0.38)	(0.54)		(0.68)		(0.60)		(0.58)
Net asset value end of period	$10.36	$10.23		$9.89		$9.77		$9.45
Total return	5.04%	9.07%		8.37%		10.15%		(0.58)%
Net assets end of period (000s)	$1,908,336	$1,161,299		$332,823		$55,533		$3,877
Ratio of net expenses to average net assets	0.65%	0.65	%(e)	0.65	%(d)	0.65	%(c)	0.65	%(b)
Ratio of net investment income to average net assets	2.45%	4.08%		4.55%		6.46%		5.96%
Portfolio turnover rate	193%	222%		217%		415%		102%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Total Return Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,946,638
Foreign currency, at value	3,317
Receivable for investments sold	38,197
Unrealized appreciation on forward foreign currency contracts	12
Receivable for Portfolio shares sold	52,392
Interest and dividends receivable	7,777
Variation margin receivable	701
Swap premiums paid	176
Unrealized appreciation on swap agreements	802

2,050,012

Liabilities:
Payable for investments purchased	$16,279
Unrealized depreciation on forward foreign currency contracts	197
Payable for short sale	34,576
Due to Custodian	232
Written options outstanding	1,462
Payable for Portfolio shares redeemed	10,610
Dividends payable	537
Accrued investment advisory fee	417
Accrued administration fee	417
Accrued servicing fee	216
Variation margin payable	13
Swap premiums received	1,070
Unrealized depreciation on swap agreements	109
Other liabilities	1
66,136

Net Assets	$1,983,876

Net Assets Consist of:
Paid in capital	$1,945,340
Undistributed net investment income	7,677
Accumulated undistributed net realized (loss)	(4,104)
Net unrealized appreciation	34,963

$1,983,876

Net Assets:
Institutional Class	$75,540
Administrative Class	1,908,336

Shares Issued and Outstanding:
Institutional Class	7,289
Administrative Class	184,137

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.36
Administrative Class	10.36

Cost of Investments Owned	$1,923,611

Cost of Foreign Currency Held	$3,208

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Total Return Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$51,668
Miscellaneous income	57

Total Income	51,725

Expenses:
Investment advisory fees	4,166
Administration fees	4,166
Distribution and/or servicing fees—Administrative Class	2,391
Trustees’ fees	22
Organization Costs	1
Miscellaneous expense	12

Total Expenses	10,758

Net Investment Income	40,967

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,946
Net realized gain on futures contracts, options, and swaps	6,567
Net realized gain on foreign currency transactions	1,589
Net change in unrealized appreciation on investments	7,626
Net change in unrealized appreciation on futures contracts, options, and swaps	9,194
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(561)
Net Gain	35,361

Net Increase in Assets Resulting from Operations	$76,328

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$40,967	$29,591
Net realized gain	19,102	21,933
Net change in unrealized appreciation	16,259	17,135

Net increase resulting from operations	76,328	68,659

Distributions to Shareholders:
From net investment income
Institutional Class	(2,155)	(1,571)
Administrative Class	(44,938)	(28,021)
From net realized capital gains
Institutional Class	(652)	(558)
Administrative Class	(14,348)	(13,143)

Total Distributions	(62,093)	(43,293)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	76,213	18,993
Administrative Class	979,977	946,200
Issued as reinvestment of distributions
Institutional Class	2,807	2,129
Administrative Class	48,536	37,015
Cost of shares redeemed
Institutional Class	(50,575)	(11,077)
Administrative Class	(295,164)	(178,833)
Net increase resulting from Portfolio share transactions	761,794	814,427

Total Increase in Net Assets	776,029	839,793

Net Assets:
Beginning of period	1,207,847	368,054
End of period*	$1,983,876	$1,207,847

*Including undistributed (overdistributed) net investment income of:	$7,677	$5,440

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Total Return Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 5.5%

Banking & Finance 2.6%
Atlas Reinsurance II PLC
3.525% due 01/07/2005 (a)	$1,250	$1,259
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	700	703
CIT Group, Inc.
2.489% due 07/30/2004 (a)	2,220	2,236
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	6,800	8,718
Gemstone Investors Ltd.
7.710% due 10/31/2004	700	710
General Motors Acceptance Corp.
1.990% due 03/22/2004 (a)	600	601
1.969% due 05/04/2004 (a)	11,000	11,019
1.870% due 05/10/2004 (a)	500	501
1.880% due 05/17/2004 (a)	700	701
1.590% due 07/20/2004 (a)	500	500
1.520% due 07/21/2004 (a)	200	200
1.510% due 07/30/2004 (a)	600	600
2.410% due 10/20/2005 (a)	900	907
8.000% due 11/01/2031	4,600	5,181
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	112
8.625% due 02/01/2022	1,800	2,002
Phoenix Quake Wind Ltd.
3.600% due 07/03/2008 (a)	800	810
3.600% due 07/03/2008 (a)	800	809
4.650% due 07/03/2008 (a)	400	396
Popular North America, Inc.
6.625% due 01/15/2004	500	501
Premium Asset Trust
1.465% due 11/27/2004 (a)	100	100
1.521% due 09/08/2007 (a)(l)	100	98
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	650
Residential Reinsurance Ltd.
6.130% due 06/01/2004 (a)	100	101
6.123% due 06/08/2006 (a)	8,100	8,222
Studio RE Ltd.
6.250% due 07/07/2006 (a)	1,300	1,313
UFJ Finance Aruba AEC
6.750% due 07/15/2013	2,300	2,457
Vita Capital Ltd.
2.530% due 01/01/2007 (a)	500	499

		51,906

Industrials 1.9%
Continental Airlines, Inc.
7.256% due 03/15/2020	401	408
DaimlerChrysler NA Holding Corp.
6.500% due 11/15/2013	1,000	1,055
El Paso Corp.
6.750% due 05/15/2009	6,000	5,753
7.875% due 06/15/2012	8,600	8,170
7.800% due 08/01/2031	1,500	1,284
7.750% due 01/15/2032	300	257
General Motors Corp.
7.125% due 07/15/2013	1,600	1,758
8.375% due 07/05/2033	700	1,028
ITT Corp.
6.750% due 11/15/2005	250	264
Kerr-McGee Corp.
1.890% due 06/28/2004 (a)	150	150
Northwest Airlines, Inc.
6.841% due 10/01/2012	3,300	3,255
United Airlines, Inc.
1.391% due 03/02/2004 (a)	1,664	1,358
8.030% due 07/01/2011	465	105
6.071% due 03/01/2013	6,920	5,965
Williams Cos., Inc.
7.875% due 09/01/2021	5,500	5,830

		36,640

Utilities 1.0%
AEP Texas Central Co.
2.430% due 02/15/2005 (a)	900	901
Entergy Gulf States, Inc.
8.250% due 04/01/2004	5,500	5,587
6.000% due 12/01/2012	6,500	6,665
France Telecom S.A.
9.750% due 03/01/2031	800	1,067
Pacific Gas & Electric Co.
8.333% due 10/31/2049 (a)	400	403
Sprint Capital Corp.
7.625% due 01/30/2011	5,200	5,839
8.375% due 03/15/2012	200	234

		20,696

Total Corporate Bonds & Notes (Cost $102,411)		109,242

MUNICIPAL BONDS & NOTES 4.0%

California 0.6%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	3,600	3,607
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2028	7,300	7,514
Orange County, California Sanitation District Certificates of Participation Bonds, (FGIC Insured), Series 2003
5.000% due 02/01/2033	1,000	1,027

		12,148

Illinois 0.9%
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	20,000	18,389

Massachusetts 0.0%
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	1,000	1,019

Minnesota 0.1%
Northsta, Minnesota Guarantee Student Loan Income Revenue Bonds, (GTD Students Loan Insured), Series 2002
1.140% due 04/01/2042 (a)	1,500	1,500

Missouri 0.1%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.210% due 02/15/2028	2,600	2,600

New Jersey 0.6%
Tobacco Settlement Financing Corp., Series 2003
4.375% due 06/01/2019	4,870	4,686
6.000% due 06/01/2037	1,530	1,369
6.750% due 06/01/2039	5,450	5,377

		11,432

New York 0.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	1,400	1,430
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	10,460	10,781
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.820% due 06/15/2023 (a)	850	947

		13,158

North Carolina 0.2%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.690% due 04/01/2021 (a)	2,733	3,084

Texas 0.1%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.230% due 12/01/2039 (a)	1,700	1,700
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	1,200	1,226

		2,926

Washington 0.2%
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2013	1,700	1,936
5.500% due 07/01/2014	1,300	1,481

		3,417

Wisconsin 0.5%
Badger Asset Securitization Corporate Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,536
State of Wisconsin General Revenue Bonds, (XLCA Insured), Series 2003
1.200% due 05/01/2032	6,100	6,100

		9,636

Total Municipal Bonds & Notes (Cost $80,335)		79,309

U.S. GOVERNMENT AGENCIES 1.0%
Small Business Administration
6.344% due 08/01/2011	2,192	2,305
6.030% due 02/10/2012	14,115	14,656
7.500% due 04/01/2017	2,621	2,929
6.290% due 01/01/2021	341	370
5.130% due 09/01/2023	100	101

Total U.S. Government Agencies (Cost $19,441)		20,361

U.S. TREASURY OBLIGATIONS 7.0%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (b)	4,087	4,429
3.625% due 01/15/2008	16,605	18,369
3.875% due 01/15/2009	24,705	27,905
4.250% due 01/15/2010	2,089	2,430
3.500% due 01/15/2011	10,417	11,709
3.375% due 01/15/2012	4,168	4,665
3.000% due 07/15/2012	23,152	25,246
1.875% due 07/15/2013	2,115	2,101
3.875% due 04/15/2029	32,861	42,586

Total U.S. Treasury Obligations (Cost $133,844)		139,440

MORTGAGE-BACKED SECURITIES 22.5%

Collateralized Mortgage Obligations 6.0%
Aurora Loan Services
1.841% due 05/25/2030 (a)	90	90
Bank of America Mortgage Securities, Inc.
5.736% due 10/20/2032 (a)	1,247	1,291
Bear Stearns Adjustable Rate Mortgage Trust
4.010% due 11/25/2030 (a)	29	29
6.081% due 08/25/2032 (a)	175	176
5.300% due 10/25/2032 (a)	338	343
5.381% due 01/25/2033 (a)	2,897	2,941
5.652% due 01/25/2033 (a)	865	872
5.182% due 03/25/2033 (a)	4,904	4,967
4.948% due 01/25/2034 (a)	11,688	11,747
Cendant Mortgage Corp.
1.791% due 08/25/2030 (a)	42	42
Chase Mortgage Finance Corp.
6.225% due 12/25/2029 (a)	232	233
Credit-Based Asset Servicing & Securitization LLC
1.551% due 09/25/2029 (a)	128	128

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CS First Boston Mortgage Securities Corp.
6.750% due 12/27/2028	$100	$100
6.267% due 04/25/2032 (a)	209	217
6.184% due 06/25/2032 (a)	2,954	3,027
5.732% due 10/25/2032 (a)	1,574	1,614
Fannie Mae
7.000% due 04/25/2023	8,325	8,820
6.000% due 02/25/2029	339	341
5.000% due 04/25/2033	18,629	18,906
Federal Home Loan Bank
5.500% due 03/15/2015	318	323
First Nationwide Trust
6.750% due 08/21/2031	331	341
Freddie Mac
5.000% due 09/15/2016	1,123	1,157
6.250% due 08/25/2022	2,629	2,677
7.000% due 06/15/2023	5,458	5,777
8.500% due 08/01/2024	49	54
6.500% due 04/15/2029	673	717
7.500% due 07/15/2030	179	188
1.662% due 09/15/2030 (a)	125	126
1.612% due 11/15/2030 (a)	217	218
Government National Mortgage Association
7.500% due 11/20/2029	543	587
1.548% due 06/20/2030 (a)	16	16
1.648% due 09/20/2030 (a)	136	136
GSR Mortgage Loan Trust
5.626% due 04/25/2032 (a)	2,504	2,508
G-Wing Ltd.
3.770% due 05/06/2004 (a)	878	872
Indymac Adjustable Rate Mortgage Trust
6.563% due 01/25/2032 (a)	88	91
Resecuritization Mortgage Trust
6.500% due 04/19/2029	76	77
Residential Asset Securitization Trust
7.130% due 07/25/2031	2,911	2,952
Residential Funding Mortgage Securities I, Inc.
6.500% due 12/25/2023	2,488	2,508
6.500% due 03/25/2032	5,664	5,843
5.599% due 09/25/2032 (a)	562	576
Small Business Administration
8.017% due 02/10/2010	529	585
7.449% due 08/01/2010	69	75
Structured Asset Mortgage Investments, Inc.
1.462% due 09/19/2032 (a)	1,211	1,207
Structured Asset Securities Corp.
7.000% due 02/25/2016	27	27
1.591% due 06/25/2017 (a)	2,477	2,482
1.591% due 05/25/2031 (a)	6	6
5.800% due 09/25/2031	13	13
6.500% due 10/25/2031 (a)	129	134
6.131% due 02/25/2032 (a)	158	163
6.150% due 07/25/2032 (a)	418	420
1.431% due 01/25/2033 (a)	699	698
Superannuation Members Home Loans Global Fund
1.395% due 06/15/2026 (a)	275	275
Torrens Trust
1.422% due 07/15/2031 (a)	1,005	1,007
Washington Mutual Mortgage Securities Corp.
5.168% due 10/25/2032 (a)	1,903	1,950
4.054% due 01/25/2041 (a)	35	35
2.779% due 08/25/2042 (a)	25,444	25,556
Wells Fargo Mortgage-Backed Securities Trust
6.643% due 10/25/2031 (a)	140	141
5.018% due 09/25/2032 (a)	401	406

		118,808

Fannie Mae 14.7%
2.849% due 09/01/2040 (a)	253	257
3.366% due 11/01/2025 (a)	5	6
4.214% due 10/01/2032 (a)	3,257	3,311
4.353% due 11/01/2035 (a)	645	656
4.872% due 12/01/2036 (a)	6,001	6,108
5.000% due 01/01/2018 - 12/01/2018 (c)	18,407	18,804
5.148% due 09/01/2034 (a)	6,562	6,678
5.500% due 04/01/2014 - 01/01/2018 (c)	103,261	107,157
6.000% due 04/01/2013 - 01/14/2034 (c)	140,495	146,086
6.500% due 06/01/2029 - 07/01/2032 (c)	1,126	1,178
6.507% due 09/01/2039 (a)	414	431

		290,672

Federal Housing Administration 0.0%
7.430% due 01/25/2023	500	507

Freddie Mac 1.5%
3.645% due 07/01/2027 (a)	8	9
3.681% due 01/01/2028 (a)	8	8
5.000% due 10/01/2018 - 11/01/2018 (c)	6,973	7,114
6.000% due 07/01/2016 - 04/01/2033 (c)	19,052	19,739
6.500% due 08/01/2032	2,918	3,057
7.826% due 07/01/2030 (a)	8	8

		29,935

Government National Mortgage Association 0.3%
3.500% due 05/20/2030 - 02/20/2032 (a)(c)	3,960	3,928
4.000% due 07/20/2030 (a)	55	56
4.375% due 04/20/2026 - 02/20/2027 (a)(c)	365	374
5.000% due 10/20/2029 - 11/20/2029 (a)(c)	1,176	1,202

		5,560

Total Mortgage-Backed Securities (Cost $442,393)		445,482

ASSET-BACKED SECURITIES 0.7%
ACE Securities Corp.
1.481% due 06/25/2032 (a)	628	629
Ameriquest Mortgage Securities, Inc.
1.482% due 06/15/2030 (a)	2	1
Amortizing Residential Collateral Trust
1.388% due 06/25/2032 (a)	3,387	3,386
Bayview Financial Acquisition Trust
1.541% due 04/25/2031 (a)	119	119
1.421% due 07/25/2031 (a)	71	71
CDC Mortgage Capital Trust
1.431% due 01/25/2033 (a)	3,501	3,500
Conseco Finance Securitizations Corp.
1.532% due 10/15/2031 (a)	247	247
EMC Mortgage Loan Trust
1.511% due 05/25/2040 (a)	2,386	2,386
GRMT II Mortgage Loan Trust
1.398% due 06/20/2032 (a)	65	65
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)	699	700
Irwin Home Equity Loan Trust
1.431% due 06/25/2029 (a)	577	577
Irwin Low Balance Home Equity Loan Trust
1.516% due 06/25/2021 (a)	13	13
Morgan Stanley Dean Witter Capital I, Inc.
1.471% due 07/25/2032 (a)	1,380	1,380
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	1,744	1,757

Total Asset-Backed Securities (Cost $14,819)		14,831

SOVEREIGN ISSUES 3.2%
Province of Quebec
7.500% due 09/15/2029	75	94
Republic of Brazil
2.000% due 04/15/2006 (a)	2,280	2,249
11.500% due 03/12/2008	2,300	2,679
2.062% due 04/15/2009 (a)	628	593
11.000% due 01/11/2012	2,840	3,309
8.000% due 04/15/2014	7,622	7,499
11.000% due 08/17/2040	2,400	2,634
Republic of Panama
9.625% due 02/08/2011	800	928
9.375% due 01/16/2023	330	361
8.875% due 09/30/2027	5,200	5,486
Republic of Peru
9.125% due 02/21/2012	1,400	1,568
9.875% due 02/06/2015	5,100	5,941
Republic of South Africa
9.125% due 05/19/2009	500	603
United Mexican States
9.875% due 02/01/2010	100	126
8.375% due 01/14/2011	300	357
6.375% due 01/16/2013	930	967
11.375% due 09/15/2016	5,100	7,237
8.300% due 08/15/2031	17,700	20,001

Total Sovereign Issues (Cost $55,125)		62,632

	Shares

PREFERRED SECURITY 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)	1,239	13,134

Total Preferred Security (Cost $13,056)		13,134

PREFERRED STOCK 0.7%
Force Series
5.115% due 12/31/2049 (k)	93	9,360
Fortis Amev NV
3.860% due 12/31/2049 (a)	31	4,805

Total Preferred Stock (Cost $14,057)		14,165

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 52.8%

Commercial Paper 41.6%
ABN AMRO Mortgage Corp.
1.070% due 01/26/2004	$2,000	1,999
Anz (Delaware), Inc.
1.075% due 02/19/2004	20,000	19,971
1.075% due 02/26/2004	20,000	19,967
CBA (de) Finance
1.070% due 01/20/2004	20,000	19,989
Danske Corp.
1.080% due 01/21/2004	3,500	3,498
1.075% due 02/23/2004	25,000	24,961
Fannie Mae
1.080% due 02/02/2004	15,400	15,386
1.010% due 02/03/2004	3,600	3,597
1.000% due 02/04/2004	20,900	20,881
1.070% due 02/18/2004	31,000	30,957
1.075% due 02/18/2004	15,000	14,979
1.080% due 02/18/2004	12,700	12,682
1.080% due 02/24/2004	13,700	13,678
1.077% due 02/25/2004	21,800	21,765
1.080% due 02/25/2004	16,200	16,174
1.080% due 03/03/2004	19,900	19,864
1.050% due 03/17/2004	3,100	3,093
1.050% due 03/24/2004	1,300	1,297
1.075% due 04/01/2004	28,900	28,822
1.060% due 04/06/2004	47,800	47,659
Federal Home Loan Bank
1.045% due 03/19/2004	16,900	16,860

8	Annual Report | 12.31.03 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Freddie Mac
1.060% due 01/08/2004	$25,600	$25,595
1.060% due 01/14/2004	39,100	39,086
1.060% due 01/15/2004	43,400	43,383
1.080% due 01/29/2004	35,800	35,771
1.075% due 02/05/2004	18,200	18,181
1.070% due 02/12/2004	3,300	3,296
General Electric Capital Corp.
1.120% due 03/04/2004	8,600	8,583
1.100% due 03/15/2004	20,000	19,956
1.100% due 03/16/2004	7,900	7,882
HBOS Treasury Services PLC
1.105% due 01/23/2004	8,100	8,095
1.100% due 02/25/2004	8,000	7,987
1.095% due 03/19/2004	700	698
1.110% due 03/19/2004	20,000	19,954
1.115% due 04/13/2004	13,300	13,258
Lloyds Bank PLC
1.060% due 01/22/2004	4,200	4,197
Lloyds TSB Bank PLC
1.065% due 02/26/2004	12,400	12,380
Nestle Capital Corp.
1.060% due 02/09/2004	25,700	25,671
Rabobank USA Financial Corp.
1.060% due 01/30/2004	50,000	49,959
Royal Bank of Scotland PLC
1.075% due 02/03/2004	16,100	16,085
1.080% due 02/03/2004	20,000	19,981
UBS Finance, Inc.
1.060% due 01/20/2004	20,000	19,989
1.075% due 02/12/2004	3,600	3,596
1.085% due 02/17/2004	2,300	2,297
1.075% due 02/25/2004	25,700	25,659
Westpac Capital Corp.
1.075% due 02/05/2004	9,800	9,790
1.090% due 03/24/2004	20,000	19,950
1.100% due 04/07/2004	4,300	4,287
Westpac Trust Securities NT Ltd.
1.070% due 02/23/2004	700	699

		824,344

Repurchase Agreement 1.4%
State Street Bank
0.800% due 01/02/2004	28,267	28,267

(Dated 12/31/2003. Collateralized by Fannie Mae 1.875% due 02/15/2005 valued at $28,833. Repurchase proceeds are $28,268.)
U.S. Treasury Bills 9.8%
0.999% due 03/04/2004 - 06/17/2004 (b)(c)(d)	196,170	195,431

Total Short-Term Instruments (Cost $1,048,130)		1,048,042

Total Investments 98.1% (Cost $1,923,611)		$1,946,638
Written Options (f) (0.1%) (Premiums $2,357)		(1,462)
Other Assets and Liabilities (Net) 2.0%		38,700

Net Assets 100.0%		$1,983,876

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities with an aggregate market value of $12,805 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options
Strike @ 97.500
(03/2004)—Short	74	$57
Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	75	30
Euribor December Futures
(12/2004)—Long	259	320
Euribor March Futures
(03/2005)—Long	87	103
Euro-Bobl 5 Year Note
(03/2004)—Long	235	23
Eurodollar December Futures
(12/2004)—Long	776	1,000
Eurodollar March Futures
(03/2005)—Long	776	986
Eurodollar June Futures
(06/2005)—Long	776	896
U.S. Treasury 5-Year Note
(03/2004)—Long	465	465
U.S. Treasury 10-Year Note
(03/2004)—Long	3,928	6,879

		$10,759

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $2,246 as of December 31, 2003.
(e)	Principal amount of security is adjusted for inflation.
(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CME Eurodollar Futures
Strike @ 98.500
Exp. 03/15/2004	18	$9	$13
Put—CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	9	7	0
Put—CME Eurodollar March Futures
Strike @ 97.750
Exp. 03/15/2004	81	48	1
Put—CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	462	303	46
Call—CBOT U.S. Treasury Note March Futures
Strike @ 113.000
Exp. 02/21/2004	240	235	281
Put—CBOT U.S. Treasury Note March Futures
Strike @ 108.000
Exp. 02/21/2004	146	117	46

		$719	$387

Type	Notional Amount	Premium	Value

Call—OTC 5-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%**
Exp. 03/03/2004	$25,600,000	$393	$49
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.970%**
Exp. 10/04/2004	6,400,000	256	548
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.970%*
Exp. 10/04/2004	6,400,000	257	49
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%**
Exp. 10/19/2004	1,700,000	69	147
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%*
Exp. 10/19/2004	1,700,000	69	14
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%**
Exp. 01/07/2005	3,900,000	95	228
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	3,900,000	132	18
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%**
Exp. 03/03/2004	5,100,000	112	5
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 03/03/2004	8,200,000	136	8
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 03/03/2004	8,300,000	119	9

		$1,638	$1,075

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(g)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017 BP	700	$(10)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	300	(4)

See accompanying notes | 12.31.03 | Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2003

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	BP	1,700	$(16)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		900	3
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		1,100	(5)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	19,900	7
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		31,500	(74)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		500	9
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		4,000	68
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		1,500	18
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		1,800	12
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.070%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2012	JY	200,000	47
Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004		1,100	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		1,900	4
Receive a fixed rate equal to 1.750% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		900	6
Receive total return on Lehman Brothers Commercial Mortgage Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004		1,600	0
Receive a fixed rate equal to 1.800% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005		$300	4
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America, N.A. Exp. 06/16/2009		99,700	414
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009		52,100	210

			693

(h)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	01/20/2019	$6,000	$6,293	$6,293
U.S. Treasury Bond	6.250	08/15/2023	15,200	17,330	17,302
U.S. Treasury Bond	5.375	02/15/2031	10,500	10,953	10,642

				$34,576	$34,237

(i)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	3,522	01/2004	$0	$(197)	$(197)
Buy	JY	218,444	01/2004	12	0	12

				$12	$(197)	$(185)

(j)	Principal amount denoted in indicated currency:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

(k)	Restricted securities as of December 31, 2003:

Issuer Description	Acquisition Date	Cost as of December 31, 2003	Market Value as of December 31, 2003	Market Value as Percentage of Net Assets

Force Series	03/21/2000	$9,360	$9,360	0.47%

(l)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $98, which is 0.00% of net assets.

10	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put

12	Annual Report | 12.31.03

option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Organization Expenses. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of

14	Annual Report | 12.31.03

portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,893,055	$1,831,592	$322,016	$222,437

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$2,008
Sales	5,852
Closing Buys	(985)
Expirations	(4,518)
Exercised	0

Balance at 12/31/2003	$2,357

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$7,838	$12,050	$(4,379)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

$1,923,611	$28,005	$(4,978)	$23,027

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(2)	Long-Term Capital Gains Distributions	Return of Capital

$54,093	$8,000	$0

(2)	Includes short-term capital gains.

12.31.03 | Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	7,349	$76,213	1,882	$18,993
Administrative Class	94,450	979,977	93,895	946,200

Issued as reinvestment of distributions
Institutional Class	271	2,807	211	2,129
Administrative Class	4,687	48,536	3,662	37,015

Cost of shares redeemed
Institutional Class	(4,880)	(50,575)	(1,106)	(11,077)
Administrative Class	(28,502)	(295,164)	(17,705)	(178,833)

Net increase resulting from Portfolio share transactions	73,375	$761,794	80,839	$814,427

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	99
Administrative Class	5	69

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Total Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST ALL ASSET PORTFOLIO ADMINISTRATIVE CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

All Asset Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

Since Inception*

All Asset Portfolio Administrative Class	10.79%
Lehman Global U.S. TIPS 1-10 Index	—
All Asset Benchmark Composite Index	—

*	Cumulative

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/1/2002, the first full month following the Portfolio’s Administrative Class inception on 4/30/2003, compared to the J.P. Morgan Emerging Markets Index Global, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Investing in emerging market securities imposes even greater risks including smaller capitalization of securities markets, which can experience illiquidity, price volatility, foreign restrictions, and repatriation of investment income and capital.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series (“PIMS”), except the All Asset Fund and the All Asset All Authority Fund.

•	The Portfolio invests in PIMCO mutual funds; however PIMCO has identified 14 core Funds on which the All Asset Portfolio will focus.

•	For the 8 months ended December 31, 2003, the Portfolio’s Administrative Class was up 10.79%, versus 10.26% for the average performance of the benchmarks for the core Funds.

•	The equally weighted average of the core funds returned 11.24% for the eight months ended December 31, 2003.

•	The average performance of the core funds outperformed the average performance of the 12 benchmarks by 0.99%. This outperformance is a measure of the value added by PIMCO portfolio managers.

•	The Portfolio underperformed the average performance of the core funds by 0.46%.

•	An underweight to equity strategies and commodities were the main detractors from performance, as the S&P 500 Index and the DJ-AIG Total Return Commodity Index outperformed the average performance of the 12 benchmarks.

•	An overweight to TIPS strategies was positive, as the real yields in TIPS fell during the period.

•	On December 31, 2003, the Portfolio had a targeted allocation of approximately 22% in PIMCO Funds representing equity strategies; 56% to Funds representing real return strategies; 6% to global bond strategies; and 6% to US bond strategies; the balance was in other bond strategies, such as convertibles and short-term securities.

2	Annual Report | 12.31.03

Financial Highlights

All Asset Portfolio (Administrative Class)

Selected Per Share Data for the Period Ended:	04/30/2003 - 12/31/2003

Net asset value beginning of period	$10.00
Net investment income (a)	0.53
Net realized/unrealized gain on investments (a)	0.54
Total income from investment operations	1.07
Dividends from net investment income	(0.30)
Distributions from net realized capital gains	0.00
Total distributions	(0.30)
Net asset value end of period	$10.77
Total return	10.79%
Net assets end of period (000s)	$1,017
Ratio of net expenses to average net assets	0.60	%(b)(c)*
Ratio of net investment income to average net assets	7.56	%*
Portfolio turnover rate	136%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 10.92% for the period ended December 31, 2003.
(c)	Ratio of expenses to average net assets excluding Underlying PIMS Funds’ expenses in which the Portfolio invests.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$938
Cash	6
Receivable for Portfolio shares sold	26
Interest and dividends receivable	2
Manager reimbursement receivable	53

1,025

Liabilities:
Payable for investments purchased	$8
8

Net Assets	$1,017

Net Assets Consist of:
Paid in capital	$955
Undistributed net investment income	24
Accumulated undistributed net realized gain	11
Net unrealized appreciation	27

$1,017

Net Assets:
Administrative Class	$1,017

Shares Issued and Outstanding:
Administrative Class	94

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Administrative Class	$10.77

Cost of Investments Owned	$911

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands

Period from April 30, 2003 to December 31, 2003

Investment Income:
Dividends	$42

Total Income	42

Expenses:
Investment advisory fees	1
Administration fees	1
Distribution and/or servicing fees—Administrative Class	1
Organization Costs	53
Total Expenses	56
Reimbursement by Manager	(53)
Net Expenses	3

Net Investment Income	39

Net Realized and Unrealized Gain:
Net realized gain on investments	6
Net capital gain distributions received from underlying PIMS Funds	15
Net change in unrealized appreciation on investments	27
Net Gain	48

Net Increase in Assets Resulting from Operations	$87

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands

Period from April 30, 2003 to December 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$39
Net realized gain	6
Net capital gain distributions received from underlying PIMS Funds	15
Net change in unrealized appreciation	27

Net increase resulting from operations	87

Distributions to Shareholders:
From net investment income
Administrative Class	(25)

Total Distributions	(25)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	1,543
Issued as reinvestment of distributions
Administrative Class	25
Cost of shares redeemed
Administrative Class	(613)
Net increase resulting from Portfolio share transactions	955

Total Increase in Net Assets	1,017

Net Assets:
Beginning of period	0
End of period*	$1,017

*Including undistributed net investment income of:	$24

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

All Asset Portfolio

December 31, 2003

	Shares	Value (000s)

PIMCO FUNDS (a) 92.2%
CommodityRealReturn Strategy	5,065	$69
Emerging Markets Bond	5,582	59
European Convertible	6,019	74
GNMA	726	8
High Yield	5,198	51
Low Duration	2,205	22
Real Return	22,127	249
Real Return Asset	17,630	204
StocksPLUS	7,175	70
StocksPLUS Total Return	11,205	132

Total Investments 92.2% (Cost $911)		$938
Other Assets and Liabilities (Net) 7.8%		79

Net Assets 100.0%		$1,017

Notes to Schedule of Investments:

(a)	Institutional Class of each PIMCO Fund.

See accompanying notes | 12.31.03 | Annual Report	7

Notes to Financial Statements

December 31, 2003

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 2003.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMS Funds are valued at their net asset value as reported by the underlying PIMS Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS Total Return Strategy, StocksPLUS Municipal-Backed and StocksPLUS Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio Invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

8	Annual Report | 12.31.03

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.60%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

12/31/2003

Amount Available for Reimbursement	$53

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the Underlying PIMS Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. There Underlying PIMS Funds also may engage in reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

The officers and trustees of the Trust also serve as officers and trustees of the Underlying PIMS Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying PIMS Funds.

5. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$24	$15	$0	$0	$0	$0

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(1)
$915	$29	$(6)	$23

(1)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$25	$0	$0

6. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

All Other
Purchases	Sales
$1,939	$1,034

10	Annual Report | 12.31.03

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/30/2003 to 12/31/2003
	Shares	Amount
Receipts for shares sold
Administrative Class	149	$1,543

Issued as reinvestment of distributions
Administrative Class	2	25

Cost of shares redeemed
Administrative Class	(57)	(613)

Net increase resulting from Portfolio share transactions	94	955

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	97

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

12.31.03 | Annual Report	11

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the All Asset Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12	Annual Report | 12.31.03

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year end ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.24%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

12.31.03 | Annual Report	13

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

14	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	15

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH , CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST FOREIGN BOND PORTFOLIO ADMINISTRATIVE CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Foreign Bond Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Foreign Bond Portfolio Administrative Class	2.26%	5.19%
J.P. Morgan Non-U.S. Index (Hedged)	1.98%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio’s Administrative Class inception on 2/16/1999, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Securities of issuers located outside the United States, representing at least three foreign countries.

•	The Portfolio’s Administrative Class returned 2.26% for the year ended December 31, 2003, outperforming the 1.98% return of the J.P. Morgan Non-U.S. Index (Hedged).

•	An overweight to Euroland bonds was positive. These yields rose less than their global counterparts and the bonds outperformed the overall global bond market.

•	An underweight to Japanese government bonds was a strong positive. Japan was the worst performing major global bond market in 2003. Economic data in the second quarter pointed towards a recovery and cheered the equity market, which resulted in a sharp rise in yields.

•	Modest holdings of corporate bonds added to performance as this sector performed strongly on strong profits and investor demand for riskier, higher yielding assets.

•	An allocation to real return bonds was positive as these assets outperformed more volatile Treasuries of similar duration.

•	A modest underweight to the U.S. dollar relative to the Euro, Yen and Canadian dollar was positive as the U.S. dollar weakened.

•	Strategies intended to benefit returns when European swap spreads widen detracted from performance, as these spreads tightened during the year.

•	Strategies designed to capture the convergence of long-maturity U.K. yields with long-maturity Euroland yields detracted from returns.

2	Annual Report | 12.31.03

Financial Highlights

Foreign Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		12/31/2002		12/31/2001		12/31/2000	02/16/1999 -12/31/1999

Net asset value beginning of period	$10.07		$9.69		$9.40		$9.42	$10.00
Net investment income (a)	0.25		0.35	(a)	0.40	(a)	0.51 (a)	0.41	(a)
Net realized/unrealized gain (loss) on investments (a)	(0.02)		0.43	(a)	0.30	(a)	0.25 (a)	(0.49	)(a)
Total income (loss) from investment operations	0.23		0.78		0.70		0.76	(0.08)
Dividends from net investment income	(0.27)		(0.36)		(0.41)		(0.52)	(0.41)
Distributions from net realized capital gains	0.00		(0.04)		0.00		(0.26)	(0.09)
Total distributions	(0.27)		(0.40)		(0.41)		(0.78)	(0.50)
Net asset value end of period	$10.03		$10.07		$9.69		$9.40	$9.42
Total return	2.26%		8.19%		7.59%		8.36%	(0.78)%
Net assets end of period (000s)	$32,355		$16,776		$4,856		$924	$5,215
Ratio of net expenses to average net assets	0.93	%(c)	0.93	%(c)(e)	0.90	%(d)	0.90%	1.10	%(b)(c)*
Ratio of net investment income to average net assets	2.43%		3.57%		4.17%		5.38%	4.83	%*
Portfolio turnover rate	600%		321%		285%		306%	285%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31, 1999.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.91% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94% for the period ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Foreign Bond Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$38,299
Foreign currency, at value	284
Receivable for investments sold	6,954
Unrealized appreciation on forward foreign currency contracts	19
Receivable for Portfolio shares sold	37
Interest and dividends receivable	593
Variation margin receivable	4
Swap premiums paid	174
Unrealized appreciation on swap agreements	8
Unrealized appreciation on forward volatility options	3
Other assets	6

46,381

Liabilities:
Payable for investments purchased	$5,884
Unrealized depreciation on forward foreign currency contracts	583
Payable for short sale	7,046
Written options outstanding	117
Accrued investment advisory fee	7
Accrued administration fee	14
Accrued servicing fee	4
Variation margin payable	5
Swap premiums received	74
Unrealized depreciation on swap agreements	247
Other liabilities	32
14,013

Net Assets	$32,368

Net Assets Consist of:
Paid in capital	$32,115
Undistributed (overdistributed) net investment income	(1,566)
Accumulated undistributed net realized (loss)	72
Net unrealized appreciation	1,747

$32,368

Net Assets:
Institutional Class	$13
Administrative Class	32,355

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	3,226

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.03
Administrative Class	10.03

Cost of Investments Owned	$35,610

Cost of Foreign Currency Held	$281

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Foreign Bond Portfolio

Amounts in thousands

Year Ended December 31, 2002

Investment Income:
Interest, net of foreign taxes of $91	$936
Dividends	4
Miscellaneous income	(26)

Total Income	914

Expenses:
Investment advisory fees	68
Administration fees	136
Distribution and/or servicing fees—Administrative Class	40
Interest expense	8
Miscellaneous expense	1

Total Expenses	253

Net Investment Income	661

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	84
Net realized gain on futures contracts, options, and swaps	323
Net realized (loss) on foreign currency transactions	(884)
Net change in unrealized appreciation on investments	465
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(137)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(218)
Net (Loss)	(367)

Net Increase in Assets Resulting from Operations	$294

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Foreign Bond Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$661	$361
Net realized loss	(477)	(1,323)
Net change in unrealized appreciation	110	1,842

Net increase resulting from operations	294	880

Distributions to Shareholders:
From net investment income
Institutional Class	0	(2)
Administrative Class	(709)	(353)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(61)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(4)

Total Distributions	(709)	(420)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	21,710	19,462
Issued as reinvestment of distributions
Institutional Class	0	3
Administrative Class	709	417
Cost of shares redeemed
Institutional Class	0	(930)
Administrative Class	(6,424)	(8,415)
Net increase resulting from Portfolio share transactions	15,995	10,537

Total Increase in Net Assets	15,580	10,997

Net Assets:
Beginning of period	16,788	5,791
End of period*	$32,368	$16,788

*Including (overdistributed) net investment income of:	$(1,566)	$(497)

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Foreign Bond Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

AUSTRALIA 0.3%
Crusade Global Trust
1.510% due 05/15/2021 (a)		$21	$21
Medallion Trust
1.380% due 07/12/2031 (a)		33	33
National Australia Bank Ltd.
1.795% due 05/19/2010 (a)		50	50

Total Australia (Cost $104)			104

AUSTRIA (k)(l) 1.6%
Republic of Austria
5.250% due 01/04/2011	EC	300	407
3.800% due 10/20/2013		100	121

Total Austria (Cost $449)			528

BRAZIL 0.1%
Republic of Brazil
2.000% due 04/15/2006 (a)		$40	40

Total Brazil (Cost $39)			40

CANADA (k)(l) 2.8%
Commonwealth of Canada
5.500% due 06/01/2009	C$	200	165
5.500% due 06/01/2010		300	247
6.000% due 06/01/2011		600	509

Total Canada (Cost $768)			921

CAYMAN ISLANDS (k)(l) 1.8%
Pylon Ltd.
3.645% due 12/18/2008	EC	250	315
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		$250	249

Total Cayman Islands (Cost $554)			564

DENMARK (k)(l) 0.3%
Nykredit Konvertible
6.000% due 10/01/2029	DK	521	91

Total Denmark (Cost $57)			91

FRANCE (k)(l) 2.1%
Republic of France
6.000% due 04/25/2004	EC	310	396
4.000% due 04/25/2009		80	102
4.000% due 10/25/2009		30	38
5.500% due 04/25/2010		110	151

Total France (Cost $463)			687

GERMANY (k)(l) 21.3%
KFW International Finance, Inc.
3.500% due 11/15/2005	EC	100	128
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	40
Republic of Germany
5.250% due 01/04/2008		210	283
4.500% due 07/04/2009 (b)		400	525
5.375% due 01/04/2010		400	547
5.250% due 07/04/2010 (b)		300	408
5.250% due 01/04/2011 (b)		200	272
5.000% due 01/04/2012		100	134
4.500% due 01/04/2013		80	103
6.250% due 01/04/2024	EC	600	$894
5.000% due 07/04/2027 (b)		590	909
5.625% due 01/04/2028		1,800	2,492
4.750% due 07/04/2028		30	37
5.500% due 01/04/2031		100	137

Total Germany (Cost $6,010)			6,909

ITALY (k)(l) 15.6%
First Italian Auto Transaction
2.410% due 07/12/2008 (a)	EC	47	59
Republic of Italy
2.125% due 02/01/2006 (b)		400	573
3.500% due 01/15/2008 (b)		2,700	3,423
4.500% due 05/01/2009 (b)		360	472
4.250% due 11/01/2009 (b)		60	78
5.500% due 11/01/2010 (b)		110	151
Seashell Securities PLC
2.450% due 10/25/2028 (a)		159	201
Telecom Italia SpA
5.625% due 02/01/2007		70	93

Total Italy (Cost $4,777)			5,050

JAPAN (k)(l) 14.1%
Government of Japan
0.300% due 12/20/2007	JY	60,000	557
1.900% due 12/20/2010		48,000	476
1.500% due 12/20/2011		167,000	1,601
1.300% due 09/20/2012		40,000	375
2.600% due 03/20/2019		20,000	211
Japan Finance Corp. Municipal Enterprises
1.550% due 02/21/2012		130,000	1,237
Japan Financial Corp.
5.875% due 03/14/2011		$80	88

Total Japan (Cost $4,246)			4,545

MEXICO 0.9%
Pemex Project Funding Master Trust
8.625% due 02/01/2022		$20	22
Petroleos Mexicanos
8.850% due 09/15/2007		20	23
9.375% due 12/02/2008		30	36
United Mexican States
6.375% due 01/16/2013		200	208

Total Mexico (Cost $266)			289

NETHERLANDS (k)(l) 0.8%
Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	269

Total Netherlands (Cost $194)			269

NEW ZEALAND (c)(k)(l) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	86	70

Total New Zealand (Cost $47)			70

PANAMA 0.1%
Republic of Panama
9.375% due 01/16/2023		$40	44

Total Panama (Cost $40)			44

PERU 0.2%
Republic of Peru
9.125% due 02/21/2012		$30	$34
5.000% due 03/07/2017 (a)		38	35

Total Peru (Cost $56)			69

SPAIN (k)(l) 5.6%
Kingdom of Spain
4.950% due 07/30/2005	EC	30	39
5.150% due 07/30/2009		1,210	1,636
4.000% due 01/31/2010		100	127

Total Spain (Cost $1,619)			1,802

SUPRANATIONAL (k)(l) 0.3%
Eurofima
4.750% due 07/07/2004	SK	600	84

Total Supranational (Cost $69)			84

UNITED KINGDOM (k)(l) 10.9%
Haus Ltd.
2.442% due 12/14/2037 (a)	EC	79	99
Lloyds TSB Bank PLC
5.625% due 07/15/2049		40	53
1.375% due 11/29/2049 (a)		$100	84
Residential Mortgage Securities
1.550% due 05/12/2032 (a)		4	4
United Kingdom Gilt
5.000% due 03/07/2012	BP	700	1,274
5.000% due 09/07/2014		1,100	2,005

Total United Kingdom (Cost $3,257)			3,519

UNITED STATES (k)(l) 30.5%

Asset-Backed Securities 2.5%
Ameriquest Mortgage Securities, Inc.
1.482% due 06/15/2030 (a)		$2	2
1.551% due 03/25/2033 (a)		74	74
Amortizing Residential Collateral Trust
1.491% due 10/25/2031 (a)		26	26
1.431% due 07/25/2032 (a)		48	48
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.611% due 06/25/2029 (a)		5	5
Credit-Based Asset Servicing & Securitization LLC
1.461% due 06/25/2032 (a)		51	51
CS First Boston Mortgage Securities Corp.
1.422% due 12/15/2030 (a)		0	0
1.451% due 01/25/2032 (a)		14	14
First Alliance Mortgage Loan Trust
1.378% due 12/20/2027 (a)		8	8
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		200	205
Home Equity Asset Trust
1.551% due 03/25/2033 (a)		30	30
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)		47	47
Irwin Home Equity Loan Trust
1.661% due 06/25/2028 (a)		45	45
MLCC Mortgage Investors, Inc.
1.542% due 03/15/2025 (a)		41	41
Morgan Stanley Dean Witter Capital I, Inc.
1.511% due 07/25/2030 (a)		27	27
1.471% due 07/25/2032 (a)		48	48

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Foreign Bond Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

Novastar Home Equity Loan
1.416% due 04/25/2028 (a)		$14	$14
1.421% due 01/25/2031 (a)		15	15
Providian Home Equity Loan Trust
1.431% due 06/25/2025 (a)		12	12
Residential Asset Securities Corp.
1.391% due 07/25/2032 (a)		93	93

			805

Corporate Bonds & Notes 2.0%
CIT Group, Inc.
5.625% due 05/17/2004		60	61
Comcast Corp.
7.050% due 03/15/2033		100	109
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)		100	100
General Motors Acceptance Corp.
6.875% due 09/09/2004	BP	75	136
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)		$10	11
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	108
Pfizer, Inc.
0.800% due 03/18/2008		6,000	57
Sprint Capital Corp.
5.875% due 05/01/2004		$10	10
UFJ Finance Aruba AEC
6.750% due 07/15/2013		40	43

			635

Mortgage-Backed Securities 10.9%
Bear Stearns Adjustable Rate Mortgage Trust
6.770% due 02/25/2031 (a)		2	2
Commercial Mortgage Asset Trust
6.975% due 04/17/2013		100	115
CS First Boston Mortgage Securities Corp.
1.481% due 07/25/2032 (a)		14	14
6.000% due 01/25/2033		7	8
1.082% due 08/25/2033 (a)		72	71
Fannie Mae
1.491% due 01/25/2016 (a)		26	26
5.500% due 11/01/2016		356	370
5.500% due 12/01/2017		91	95
5.500% due 02/01/2018		198	206
5.500% due 03/01/2018		838	870
5.000% due 09/01/2018		199	203
6.000% due 02/01/2033		72	74
5.257% due 04/01/2033 (a)		60	61
5.500% due 07/01/2033		500	507
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		8	8
Freddie Mac
5.000% due 09/15/2016		56	58
3.727% due 02/01/2029 (a)		70	72
4.500% due 08/15/2031		15	15
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		100	111
Government National Mortgage Association
4.375% due 04/20/2028 (a)		6	6
4.000% due 04/20/2030 (a)		19	19
4.000% due 05/20/2030 (a)		22	22
3.250% due 06/20/2030 (a)		46	45
J.P. Morgan Commercial Mortgage Finance Corp.
1.442% due 04/15/2010 (a)		7	7
MLCC Mortgage Investors, Inc. (IO)
1.256% due 03/25/2028 (a)		990	28
Sequoia Mortgage Trust
1.448% due 08/20/2032 (a)		82	82
Structured Asset Mortgage Investments, Inc.
1.480% due 09/19/2032 (a)		87	86
Structured Asset Securities Corp.
1.431% due 02/25/2032 (a)		41	41
Wachovia Bank Commercial Mortgage Trust
1.352% due 06/15/2013 (a)		200	200
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017		$15	$15
6.010% due 04/25/2031		10	10
5.162% due 10/25/2032 (a)		24	25
3.159% due 02/27/2034 (a)		63	64
Wells Fargo Mortgage-Backed Securities Trust
4.738% due 09/25/2032 (a)		7	8

			3,544

Municipal Bonds & Notes 1.3%
Connecticut State General
Obligation Bonds, Series 2001
5.500% due 12/15/2013		100	117
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033		100	102
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023		100	103
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033		100	102

			424

	Shares

Preferred Security 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)		20	212

	Principal Amount (000s)

U.S. Government Agencies 4.4%
Fannie Mae
5.000% due 01/20/2007		$175	175
5.250% due 03/22/2007		100	101
4.640% due 01/30/2008		200	204
6.250% due 02/17/2011		200	201
Freddie Mac
6.000% due 05/25/2012		100	102
6.530% due 11/26/2012		300	328
Tennessee Valley Authority
4.875% due 12/15/2016		300	321

			1,432

U.S. Treasury Obligations 8.7%
Treasury Inflation Protected Securities (c)
3.625% due 04/15/2028		114	142
U.S. Treasury Bond
7.500% due 11/15/2016		900	1,146
U.S. Treasury Notes
5.000% due 02/15/2011		200	215
4.375% due 08/15/2012		200	204
U.S. Treasury Strips
0.000% due 11/15/2016		1,000	524
0.000% due 02/15/2019		900	409
0.000% due 08/15/2020		400	165

			2,805

Total United States (Cost $9,738)			9,857

SHORT-TERM INSTRUMENTS 8.8%

Commercial Paper 5.8%
Anz (Delaware), Inc.
1.075% due 02/26/2004		$400	399
Federal Home Loan Bank
1.040% due 03/12/2004		200	200
Freddie Mac
1.110% due 03/22/2004		100	100
Lloyds TSB Bank PLC
1.065% due 02/26/2004		500	499

	Principal Amount (000s)		Value (000s)

Rabobank Netherland NV
1.060% due 01/30/2004		$200	$200
Royal Bank of Scotland PLC
1.075% due 02/03/2004		500	500

			1,898

Repurchase Agreement 1.2%
State Street Bank
0.800% due 01/02/2004		381	381

(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.500% due 07/15/2005 valued at $391. Repurchase proceeds are $381.)
U.S. Treasury Bills 1.8%
1.024% due 03/04/2004 - 03/18/2004 (d)(e)(f)		580	578

Total Short-Term Instruments (Cost $2,857)			2,857

Total Investments 118.3% (Cost $35,610)			$38,299
Written Options (g) (0.03) (Premiums $141)			(117)
Other Assets and Liabilities (Net) (18.0%)			(5,814)

Net Assets 100.0%			$32,368

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $5,706 and $5,861, respectively, as of December 31, 2003.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Securities with an aggregate market value of $329 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	5	$2
Euribor December Futures
(12/2004)—Long	8	2
Euro-Bund 10-Year Note
(03/2004)—Long	21	29
Government of Japan 10-Year Note
(03/2004)—Long	2	11
U.S. Treasury 10-Year Note
(03/2004)—Long	25	19

		$63

(f)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $250 as of December 31, 2003.

8	Annual Report | 12.31.03 | See accompanying notes

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CBOT U.S. Treasury Note March Futures
Strike @ 115,000
Exp. 02/21/2004	5	$4	$3

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%**
Exp. 08/04/2005	$1,000	$44	$61
Put—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%*
Exp. 08/04/2005	1,000	43	27
Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.800%**
Exp. 10/07/2004	800	8	7
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.000%*
Exp. 10/07/2004	800	6	7
Call—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 4.000%**
Exp. 09/23/2005	300	8	3
Put—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 6.000%*
Exp. 09/23/2005	300	11	7
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 4.000%**
Exp. 03/03/2004	2,100	11	2
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 03/05/2004	200	4	0
Put—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%*
Exp. 03/05/2004	600	2	0

		$137	$114

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put—OTC % U.S. Dollar Forward Delta / Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.5000%
Counterparty: AIG International, Inc.
Exp. 12/18/2012	80	$3

(i)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2004		BP 200	$3
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2016		100	(3)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		500	(16)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		300	(2)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2017		200	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		1,100	(6)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		800	(1)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		600	(4)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.250%.
Counterparty: Barclays Bank PLC Exp. 09/15/2018		100	(1)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 09/15/2005	EC	2,800	2
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/17/2012		200	(16)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2012	EC	100	$(10)
Receive floating rate based on 3-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		1,000	(19)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		1,600	(30)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		500	2
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2017		200	0
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		1,000	(3)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018		700	(1)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		800	1
Receive a fixed rate equal to 5.750% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 09/15/2018		100	0
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2031		100	(18)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2031		100	(19)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006 H$	H$	3,000	(32)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 4.235%.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2008		7,100	(28)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Counterparty: Goldman Sachs & Co. Exp. 05/18/2010 JY	JY	17,000	(10)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		40,000	(3)

See accompanying notes | 12.31.03 | Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio

December 31, 2003

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012	JY	50,000	$(2)
Receive a fixed rate equal to 0.5000% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004		100	0
Receive total return on Lehman Brothers Commercial Mortgage Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/31/2004		100	0
Receive floating rate based on 3-month LIBOR and pay a Fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		1,800	(7)
Receive floating rate based on 3-month LIBOR and pay a Fixed rate equal to 5.000%.
Counterparty: Bank of America, N.A. Exp. 06/16/2014		1,400	(3)
Receive floating rate based on 3-month LIBOR and pay a Fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/16/2024		900	(13)

			$(239)

(j)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$1,800	$2,002	$1,976
U.S. Treasury Note	5.750	08/15/2010	500	561	558
U.S. Treasury Note	3.875	02/15/2013	900	881	864
U.S. Treasury Note	3.625	05/15/2013	2,600	2,500	2,458
U.S. Treasury Note	4.250	08/15/2013	1,100	1,102	1,088

				$7,046	$6,944

(k)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	1,898	01/2004	$0	$(108)	$(108)
Sell	C$	773	01/2004	0	(6)	(6)
Sell	DK	805	03/2004	0	(5)	(5)
Buy	EC	354	01/2004	19	0	19
Sell		8,098	01/2004	0	(436)	(436)
Buy	H$	390	01/2004	0	0	0
Sell	JY	446,670	01/2004	0	(23)	(23)
Sell	N$	87	01/2004	0	(3)	(3)
Sell	SK	559	03/2004	0	(2)	(2)

				$19	$(583)	$(564)

(l)	Principal amount denoted in indicated currency:

BP	- British Pound
C$	- Canadian Dollar
DK	- Danish Krone
EC	- Euro
H$	- Hong Kong Dollar
JY	- Japanese Yen
N$	- New Zealand Dollar
SK	- Swedish Krona

10	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Foreign Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the

12	Annual Report | 12.31.03

contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.90%
Administrative Class	0.75%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$1	$0

14	Annual Report | 12.31.03

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$128,654	$126,614	$76,361	$68,627

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium

Balance at 12/31/2002	$76
Sales	193
Closing Buys	(63)
Expirations	(65)
Exercised	0

Balance at 12/31/2003	$141

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis on Derivatives and Foreign Currency Denominated Assets/ Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral

$353	$192	$(2,897)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and amortization of swap premiums.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)

$35,694	$2,724	$(119)	$2,605

(2)	Primary differences, if any, between book and tax net unrealized appreciation are attributable to wash sale loss deferrals and interest only basis adjustment for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

$ 709	$0	$0

12.31.03 | Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,126	21,710	1,985	19,462

Issued as reinvestment of distributions
Institutional Class	0	0	1	3
Administrative Class	70	709	42	417

Cost of shares redeemed
Institutional Class	0	0	(96)	(930)
Administrative Class	(635)	(6,424)	(863)	(8,415)
Net increase resulting from Portfolio share transactions	1,561	$15,995	1,069	$10,537

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	3	96

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Foreign Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None
Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40)	08/2003 to Present	Executive VicePresident, PIMCO.
Chief Legal Officer

Gregory A. Bishop (42)	02/2001 to Present	Senior Vice President, PIMCO.
Senior Vice President

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51)	02/2003 to Present	Senior Vice President, PIMCO.
Senior Vice President

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45)	02/2003 to Present	Account Manager, PIMCO.
Vice President

David J. Pittman (55)	02/2003 to Present	Vice President, PIMCO.
Vice President

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager,PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST FOREIGN BOND PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Foreign Bond Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Foreign Bond Portfolio Institutional Class	2.39%	6.61%
J.P. Morgan Non-U.S. Index (Hedged)	1.98%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Securities of issuers located outside the United States, representing at least three foreign countries.

•	The Portfolio’s Institutional Class returned 2.39% for the year ended December 31, 2003, outperforming the 1.98% return of the J.P. Morgan Non-U.S. Index (Hedged).

•	An overweight to Euroland bonds was positive. These yields rose less than their global counterparts and the bonds outperformed the overall global bond market.

•	An underweight to Japanese government bonds was a strong positive. Japan was the worst performing major global bond market in 2003. Economic data in the second quarter pointed towards a recovery and cheered the equity market, which resulted in a sharp rise in yields.

•	Modest holdings of corporate bonds added to performance as this sector performed strongly on strong profits and investor demand for riskier, higher yielding assets.

•	An allocation to real return bonds was positive as these assets outperformed more volatile Treasuries of similar duration.

•	A modest underweight to the U.S. dollar relative to the Euro, Yen and Canadian dollar was positive as the U.S. dollar weakened.

•	Strategies intended to benefit returns when European swap spreads widen detracted from performance, as these spreads tightened during the year.

•	Strategies designed to capture the convergence of long-maturity U.K. yields with long-maturity Euroland yields detracted from returns.

2	Annual Report | 12.31.03

Financial Highlights

Foreign Bond Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		12/31/2002	12/31/2001	04/10/2000-12/31/2000

Net asset value beginning of period	$10.07		$9.69	$9.40	$9.48
Net investment income (a)	0.26		0.41	0.44	0.39
Net realized/unrealized gain (loss) on investments (a)	(0.02)		0.38	0.28	0.18
Total income from investment operations	0.24		0.79	0.72	0.57
Dividends from net investment income	(0.28)		(0.37)	(0.43)	(0.39)
Distributions from net realized capital gains	0.00		(0.04)	0.00	(0.26)
Total distributions	(0.28)		(0.41)	(0.43)	(0.65)
Net asset value end of period	$10.03		$10.07	$9.69	$9.40
Total return	2.39%		8.36%	7.75%	6.18%
Net assets end of period (000s)	$13		$12	$935	$5,185
Ratio of net expenses to average net assets	0.78	%(b)	0.75%	0.75%	0.74%*
Ratio of net investment income to average net assets	2.60%		4.24%	4.56%	5.58%*
Portfolio turnover rate	600%		321%	285%	306%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Foreign Bond Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$38,299
Foreign currency, at value	284
Receivable for investments sold	6,954
Unrealized appreciation on forward foreign currency contracts	19
Receivable for Portfolio shares sold	37
Interest and dividends receivable	593
Variation margin receivable	4
Swap premiums paid	174
Unrealized appreciation on swap agreements	8
Unrealized appreciation on forward volatility options	3
Other assets	6

46,381

Liabilities:
Payable for investments purchased	$5,884
Unrealized depreciation on forward foreign currency contracts	583
Payable for short sale	7,046
Written options outstanding	117
Accrued investment advisory fee	7
Accrued administration fee	14
Accrued servicing fee	4
Variation margin payable	5
Swap premiums received	74
Unrealized depreciation on swap agreements	247
Other liabilities	32
14,013

Net Assets	$32,368

Net Assets Consist of:
Paid in capital	$32,115
Undistributed (overdistributed) net investment income	(1,566)
Accumulated undistributed net realized (loss)	72
Net unrealized appreciation	1,747

$32,368

Net Assets:
Institutional Class	$13
Administrative Class	32,355

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	3,226

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.03
Administrative Class	10.03

Cost of Investments Owned	$35,610

Cost of Foreign Currency Held	$281

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Foreign Bond Portfolio

Amounts in thousands

Year Ended December 31, 2002

Investment Income:
Interest, net of foreign taxes of $91	$936
Dividends	4
Miscellaneous income	(26)

Total Income	914

Expenses:
Investment advisory fees	68
Administration fees	136
Distribution and/or servicing fees—Administrative Class	40
Interest expense	8
Miscellaneous expense	1

Total Expenses	253

Net Investment Income	661

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	84
Net realized gain on futures contracts, options, and swaps	323
Net realized (loss) on foreign currency transactions	(884)
Net change in unrealized appreciation on investments	465
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(137)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(218)
Net (Loss)	(367)

Net Increase in Assets Resulting from Operations	$294

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Foreign Bond Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$661	$361
Net realized loss	(477)	(1,323)
Net change in unrealized appreciation	110	1,842

Net increase resulting from operations	294	880

Distributions to Shareholders:
From net investment income
Institutional Class	0	(2)
Administrative Class	(709)	(353)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(61)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(4)

Total Distributions	(709)	(420)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	21,710	19,462
Issued as reinvestment of distributions
Institutional Class	0	3
Administrative Class	709	417
Cost of shares redeemed
Institutional Class	0	(930)
Administrative Class	(6,424)	(8,415)
Net increase resulting from Portfolio share transactions	15,995	10,537

Total Increase in Net Assets	15,580	10,997

Net Assets:
Beginning of period	16,788	5,791
End of period*	$32,368	$16,788

*Including (overdistributed) net investment income of:	$(1,566)	$(497)

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Foreign Bond Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

AUSTRALIA 0.3%
Crusade Global Trust
1.510% due 05/15/2021 (a)		$21	$21
Medallion Trust
1.380% due 07/12/2031 (a)		33	33
National Australia Bank Ltd.
1.795% due 05/19/2010 (a)		50	50

Total Australia (Cost $104)			104

AUSTRIA (k)(l) 1.6%
Republic of Austria
5.250% due 01/04/2011	EC	300	407
3.800% due 10/20/2013		100	121

Total Austria (Cost $449)			528

BRAZIL 0.1%
Republic of Brazil
2.000% due 04/15/2006 (a)		$40	40

Total Brazil (Cost $39)			40

CANADA (k)(l) 2.8%
Commonwealth of Canada
5.500% due 06/01/2009	C$	200	165
5.500% due 06/01/2010		300	247
6.000% due 06/01/2011		600	509

Total Canada (Cost $768)			921

CAYMAN ISLANDS (k)(l) 1.8%
Pylon Ltd.
3.645% due 12/18/2008	EC	250	315
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		$250	249

Total Cayman Islands (Cost $554)			564

DENMARK (k)(l) 0.3%
Nykredit Konvertible
6.000% due 10/01/2029	DK	521	91

Total Denmark (Cost $57)			91

FRANCE (k)(l) 2.1%
Republic of France
6.000% due 04/25/2004	EC	310	396
4.000% due 04/25/2009		80	102
4.000% due 10/25/2009		30	38
5.500% due 04/25/2010		110	151

Total France (Cost $463)			687

GERMANY (k)(l) 21.3%
KFW International Finance, Inc.
3.500% due 11/15/2005	EC	100	128
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	40
Republic of Germany
5.250% due 01/04/2008		210	283
4.500% due 07/04/2009 (b)		400	525
5.375% due 01/04/2010		400	547
5.250% due 07/04/2010 (b)		300	408
5.250% due 01/04/2011 (b)		200	272
5.000% due 01/04/2012		100	134
4.500% due 01/04/2013		80	103
6.250% due 01/04/2024	EC	600	$894
5.000% due 07/04/2027 (b)		590	909
5.625% due 01/04/2028		1,800	2,492
4.750% due 07/04/2028		30	37
5.500% due 01/04/2031		100	137

Total Germany (Cost $6,010)			6,909

ITALY (k)(l) 15.6%
First Italian Auto Transaction
2.410% due 07/12/2008 (a)	EC	47	59
Republic of Italy
2.125% due 02/01/2006 (b)		400	573
3.500% due 01/15/2008 (b)		2,700	3,423
4.500% due 05/01/2009 (b)		360	472
4.250% due 11/01/2009 (b)		60	78
5.500% due 11/01/2010 (b)		110	151
Seashell Securities PLC
2.450% due 10/25/2028 (a)		159	201
Telecom Italia SpA
5.625% due 02/01/2007		70	93

Total Italy (Cost $4,777)			5,050

JAPAN (k)(l) 14.1%
Government of Japan
0.300% due 12/20/2007	JY	60,000	557
1.900% due 12/20/2010		48,000	476
1.500% due 12/20/2011		167,000	1,601
1.300% due 09/20/2012		40,000	375
2.600% due 03/20/2019		20,000	211
Japan Finance Corp. Municipal Enterprises
1.550% due 02/21/2012		130,000	1,237
Japan Financial Corp.
5.875% due 03/14/2011		$80	88

Total Japan (Cost $4,246)			4,545

MEXICO 0.9%
Pemex Project Funding Master Trust
8.625% due 02/01/2022		$20	22
Petroleos Mexicanos
8.850% due 09/15/2007		20	23
9.375% due 12/02/2008		30	36
United Mexican States
6.375% due 01/16/2013		200	208

Total Mexico (Cost $266)			289

NETHERLANDS (k)(l) 0.8%
Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	269

Total Netherlands (Cost $194)			269

NEW ZEALAND (c)(k)(l) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	86	70

Total New Zealand (Cost $47)			70

PANAMA 0.1%
Republic of Panama
9.375% due 01/16/2023		$40	44

Total Panama (Cost $40)			44

PERU 0.2%
Republic of Peru
9.125% due 02/21/2012		$30	$34
5.000% due 03/07/2017 (a)		38	35

Total Peru (Cost $56)			69

SPAIN (k)(l) 5.6%
Kingdom of Spain
4.950% due 07/30/2005	EC	30	39
5.150% due 07/30/2009		1,210	1,636
4.000% due 01/31/2010		100	127

Total Spain (Cost $1,619)			1,802

SUPRANATIONAL (k)(l) 0.3%
Eurofima
4.750% due 07/07/2004	SK	600	84

Total Supranational (Cost $69)			84

UNITED KINGDOM (k)(l) 10.9%
Haus Ltd.
2.442% due 12/14/2037 (a)	EC	79	99
Lloyds TSB Bank PLC
5.625% due 07/15/2049		40	53
1.375% due 11/29/2049 (a)		$100	84
Residential Mortgage Securities
1.550% due 05/12/2032 (a)		4	4
United Kingdom Gilt
5.000% due 03/07/2012	BP	700	1,274
5.000% due 09/07/2014		1,100	2,005

Total United Kingdom (Cost $3,257)			3,519

UNITED STATES (k)(l) 30.5%

Asset-Backed Securities 2.5%
Ameriquest Mortgage Securities, Inc.
1.482% due 06/15/2030 (a)		$2	2
1.551% due 03/25/2033 (a)		74	74
Amortizing Residential Collateral Trust
1.491% due 10/25/2031 (a)		26	26
1.431% due 07/25/2032 (a)		48	48
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.611% due 06/25/2029 (a)		5	5
Credit-Based Asset Servicing & Securitization LLC
1.461% due 06/25/2032 (a)		51	51
CS First Boston Mortgage Securities Corp.
1.422% due 12/15/2030 (a)		0	0
1.451% due 01/25/2032 (a)		14	14
First Alliance Mortgage Loan Trust
1.378% due 12/20/2027 (a)		8	8
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		200	205
Home Equity Asset Trust
1.551% due 03/25/2033 (a)		30	30
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)		47	47
Irwin Home Equity Loan Trust
1.661% due 06/25/2028 (a)		45	45
MLCC Mortgage Investors, Inc.
1.542% due 03/15/2025 (a)		41	41
Morgan Stanley Dean Witter Capital I, Inc.
1.511% due 07/25/2030 (a)		27	27
1.471% due 07/25/2032 (a)		48	48

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Foreign Bond Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

Novastar Home Equity Loan
1.416% due 04/25/2028 (a)		$14	$14
1.421% due 01/25/2031 (a)		15	15
Providian Home Equity Loan Trust
1.431% due 06/25/2025 (a)		12	12
Residential Asset Securities Corp.
1.391% due 07/25/2032 (a)		93	93

			805

Corporate Bonds & Notes 2.0%
CIT Group, Inc.
5.625% due 05/17/2004		60	61
Comcast Corp.
7.050% due 03/15/2033		100	109
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)		100	100
General Motors Acceptance Corp.
6.875% due 09/09/2004	BP	75	136
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)		$10	11
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	108
Pfizer, Inc.
0.800% due 03/18/2008		6,000	57
Sprint Capital Corp.
5.875% due 05/01/2004		$10	10
UFJ Finance Aruba AEC
6.750% due 07/15/2013		40	43

			635

Mortgage-Backed Securities 10.9%
Bear Stearns Adjustable Rate Mortgage Trust
6.770% due 02/25/2031 (a)		2	2
Commercial Mortgage Asset Trust
6.975% due 04/17/2013		100	115
CS First Boston Mortgage Securities Corp.
1.481% due 07/25/2032 (a)		14	14
6.000% due 01/25/2033		7	8
1.082% due 08/25/2033 (a)		72	71
Fannie Mae
1.491% due 01/25/2016 (a)		26	26
5.500% due 11/01/2016		356	370
5.500% due 12/01/2017		91	95
5.500% due 02/01/2018		198	206
5.500% due 03/01/2018		838	870
5.000% due 09/01/2018		199	203
6.000% due 02/01/2033		72	74
5.257% due 04/01/2033 (a)		60	61
5.500% due 07/01/2033		500	507
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		8	8
Freddie Mac
5.000% due 09/15/2016		56	58
3.727% due 02/01/2029 (a)		70	72
4.500% due 08/15/2031		15	15
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		100	111
Government National Mortgage Association
4.375% due 04/20/2028 (a)		6	6
4.000% due 04/20/2030 (a)		19	19
4.000% due 05/20/2030 (a)		22	22
3.250% due 06/20/2030 (a)		46	45
J.P. Morgan Commercial Mortgage Finance Corp.
1.442% due 04/15/2010 (a)		7	7
MLCC Mortgage Investors, Inc. (IO)
1.256% due 03/25/2028 (a)		990	28
Sequoia Mortgage Trust
1.448% due 08/20/2032 (a)		82	82
Structured Asset Mortgage Investments, Inc.
1.480% due 09/19/2032 (a)		87	86
Structured Asset Securities Corp.
1.431% due 02/25/2032 (a)		41	41
Wachovia Bank Commercial Mortgage Trust
1.352% due 06/15/2013 (a)		200	200
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017		15	15
6.010% due 04/25/2031		10	10
5.162% due 10/25/2032 (a)		24	25
3.159% due 02/27/2034 (a)		63	64
Wells Fargo Mortgage-Backed Securities Trust
4.738% due 09/25/2032 (a)		7	8

			3,544

Municipal Bonds & Notes 1.3%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013		100	117
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033		100	102
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023		100	103
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033		100	102

			424

	Shares

Preferred Security 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)		20	212

	Principal Amount (000s)

U.S. Government Agencies 4.4%
Fannie Mae
5.000% due 01/20/2007		$175	175
5.250% due 03/22/2007		100	101
4.640% due 01/30/2008		200	204
6.250% due 02/17/2011		200	201
Freddie Mac
6.000% due 05/25/2012		100	102
6.530% due 11/26/2012		300	328
Tennessee Valley Authority
4.875% due 12/15/2016		300	321

			1,432

U.S. Treasury Obligations 8.7%
Treasury Inflation Protected Securities (c)
3.625% due 04/15/2028		114	142
U.S. Treasury Bond
7.500% due 11/15/2016		900	1,146
U.S. Treasury Notes
5.000% due 02/15/2011		200	215
4.375% due 08/15/2012		200	204
U.S. Treasury Strips
0.000% due 11/15/2016		1,000	524
0.000% due 02/15/2019		900	409
0.000% due 08/15/2020		400	165

			2,805

Total United States (Cost $9,738)			9,857

SHORT-TERM INSTRUMENTS 8.8%

Commercial Paper 5.8%
Anz (Delaware), Inc.
1.075% due 02/26/2004		400	399
Federal Home Loan Bank
1.040% due 03/12/2004		200	200
Freddie Mac
1.110% due 03/22/2004		100	100
Lloyds TSB Bank PLC
1.065% due 02/26/2004		500	499

	Principal Amount (000s)		Value (000s)

Rabobank Netherland NV
1.060% due 01/30/2004		200	200
Royal Bank of Scotland PLC
1.075% due 02/03/2004		500	500

			1,898

Repurchase Agreement 1.2%
State Street Bank
0.800% due 01/02/2004		381	381

(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.500% due 07/15/2005 valued at $391. Repurchase proceeds are $381.)
U.S. Treasury Bills 1.8%
1.024% due 03/04/2004 - 03/18/2004 (d)(e)(f)		580	578

Total Short-Term Instruments (Cost $2,857)			2,857

Total Investments 118.3% (Cost $35,610)			$38,299
Written Options (g) (0.03) (Premiums $141)			(117)
Other Assets and Liabilities (Net) (18.0%)			(5,814)

Net Assets 100.0%			$32,368

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $5,706 and $5,861, respectively, as of December 31, 2003.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Securities with an aggregate market value of $329 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	5	$2
Euribor December Futures
(12/2004)—Long	8	2
Euro-Bund 10-Year Note
(03/2004)—Long	21	29
Government of Japan 10-Year Note
(03/2004)—Long	2	11
U.S. Treasury 10-Year Note
(03/2004)—Long	25	19

		$63

(f)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $250 as of December 31, 2003.

10	Annual Report | 12.31.03 | See accompanying notes

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note March Futures
Strike @ 115,000
Exp. 02/21/2004	5	$4	$3

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%**
Exp. 08/04/2005	$1,000	$44	$61
Put—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%*
Exp. 08/04/2005	1,000	43	27
Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.800%**
Exp. 10/07/2004	800	8	7
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.000%*
Exp. 10/07/2004	800	6	7
Call—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 4.000%**
Exp. 09/23/2005	300	8	3
Put—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 6.000%*
Exp. 09/23/2005	300	11	7
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 4.000%**
Exp. 03/03/2004	2,100	11	2
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 03/05/2004	200	4	0
Put—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%*
Exp. 03/05/2004	600	2	0

		$137	$114

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put—OTC% U.S. Dollar Forward Delta / Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.5000%
Counterparty: AIG International, Inc.
Exp. 12/18/2012	80	$3

(i)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2004 BP		200	$3
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2016		100	(3)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		500	(16)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		300	(2)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2017		200	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		1,100	(6)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		800	(1)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		600	(4)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.250%.
Counterparty: Barclays Bank PLC Exp. 09/15/2018		100	(1)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 09/15/2005	EC	2,800	2
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/17/2012		200	(16)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2012	EC	100	$(10)
Receive floating rate based on 3-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		1,000	(19)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		1,600	(30)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		500	2
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2017		200	0
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		1,000	(3)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018		700	(1)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		800	1
Receive a fixed rate equal to 5.750% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 09/15/2018		100	0
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2031		100	(18)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2031		100	(19)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006	H$	3,000	(32)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 4.235%.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2008		7,100	(28)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Counterparty: Goldman Sachs & Co. Exp. 05/18/2010	JY	17,000	(10)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		40,000	(3)

See accompanying notes | 12.31.03 | Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio

December 31, 2003

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012	JY	50,000	$(2)
Receive a fixed rate equal to 0.5000% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004		100	0
Receive total return on Lehman Brothers Commercial Mortgage Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/31/2004		100	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		1,800	(7)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America, N.A. Exp. 06/16/2014		1,400	(3)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/16/2024		900	(13)

			$(239)

(j)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$1,800	$2,002	$1,976
U.S. Treasury Note	5.750	08/15/2010	500	561	558
U.S. Treasury Note	3.875	02/15/2013	900	881	864
U.S. Treasury Note	3.625	05/15/2013	2,600	2,500	2,458
U.S. Treasury Note	4.250	08/15/2013	1,100	1,102	1,088

				$7,046	$6,944

(k)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	1,898	01/2004	$0	$(108)	$(108)
Sell	C$	773	01/2004	0	(6)	(6)
Sell	DK	805	03/2004	0	(5)	(5)
Buy	EC	354	01/2004	19	0	19
Sell		8,098	01/2004	0	(436)	(436)
Buy	H$	390	01/2004	0	0	0
Sell	JY	446,670	01/2004	0	(23)	(23)
Sell	N$	87	01/2004	0	(3)	(3)
Sell	SK	559	03/2004	0	(2)	(2)

				$19	$(583)	$(564)

(l)	Principal amount denoted in indicated currency:

BP	-	British Pound
C$	-	Canadian Dollar
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
N$	-	New Zealand Dollar
SK	-	Swedish Krona

10	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Foreign Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the

12	Annual Report | 12.31.03

contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.90%
Administrative Class	0.75%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$1	$0

14	Annual Report | 12.31.03

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$128,654	$126,614	$76,361	$68,627

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$76
Sales	193
Closing Buys	(63)
Expirations	(65)
Exercised	0

Balance at 12/31/2003	$141

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$353	$192	$(2,897)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and amortization of swap premiums.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)
$35,694	$2,724	$(119)	$2,605

(2)	Primary differences, if any, between book and tax net unrealized appreciation are attributable to wash sale loss deferrals and interest only basis adjustment for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$709	$0	$0

12.31.03 | Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,126	21,710	1,985	19,462

Issued as reinvestment of distributions
Institutional Class	0	0	1	3
Administrative Class	70	709	42	417

Cost of shares redeemed
Institutional Class	0	0	(96)	(930)
Administrative Class	(635)	(6,424)	(863)	(8,415)

Net increase resulting from Portfolio share transactions	1,561	$15,995	1,069	$10,537

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	3	96

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Foreign Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST HIGH YIELD PORTFOLIO INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

High Yield Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

High Yield Portfolio Institutional Class	23.08%	17.45%
Merrill Lynch US High Yield BB-B Rated Index	22.95%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/2002, the Portfolio’s Institutional Class inception date, compared to the Merrill Lynch US High Yield BB-B Rated Index, an unmanaged market index. It is not possible to invest directly in the Index. The investments made by the High Yield Portfolio may involve high risk and may have speculative characteristics. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Institutional Class shares returned 23.08% for the annual period ended December 31, 2003 compared to 22.95% for the Merrill Lynch US High Yield BB-B Rated Index during the period.

•	The Portfolio’s exposure to B-rated issues contributed to performance as B-rated issues outperformed BBs by 6.56%.

•	An overweight to telecom and an emphasis on large-cap companies within the sector contributed to returns as these credits rebounded significantly from their 2002 lows.

•	As many energy companies sold off non-core assets and trimmed debt, in combination with higher energy prices driven by tensions in the Middle East and the oil strike in Venezuela, an overweight to this sector was a boost to performance.

•	With the consumer sector underperforming the high yield market by approximately 5%, an underweight to the sector was a positive for relative performance.

•	The Portfolio’s slight underweight to utilities in the first half of the year, when the sector was explosive, hurt performance.

•	Furthermore, exposure to higher-rated issues was also a drag on performance, as lower quality outperformed throughout the year.

•	With equipment issues outperforming, especially in the first quarter of the year, an underweight to the sector was a negative.

2	Annual Report | 12.31.03

Financial Highlights

High Yield Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	07/01/2002-12/31/2002

Net asset value beginning of period	$7.17	$7.25
Net investment income (a)	0.58	0.30
Net realized/unrealized gain (loss) on investments (a)	1.02	(0.07)
Total income from investment operations	1.60	0.23
Dividends from net investment income	(0.58)	(0.31)
Distributions from net realized capital gains	0.00	0.00
Total distributions	(0.58)	(0.31)
Net asset value end of period	$8.19	$7.17
Total return	23.08%	3.43%
Net assets end of period (000s)	$13	$10
Ratio of net expenses to average net assets	0.60%	0.60	%(b)*
Ratio of net investment income to average net assets	7.44%	8.70%
Portfolio turnover rate	97%	102%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.61%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

High Yield Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$943,767
Cash	1,110
Foreign currency, at value	3,571
Receivable for investments sold	221
Receivable for Portfolio shares sold	1,098
Interest and dividends receivable	17,364
Variation margin receivable	15
Swap premiums paid	302
Unrealized appreciation on swap agreements	332

967,780

Liabilities:
Payable for investments purchased	$7,439
Unrealized depreciation on forward foreign currency contracts	997
Written options outstanding	1,112
Payable for Portfolio shares redeemed	1,408
Accrued investment advisory fee	203
Accrued administration fee	285
Accrued servicing fee	105
Unrealized depreciation on swap agreements	619
12,168

Net Assets	$955,612

Net Assets Consist of:
Paid in capital	$922,833
(Overdistributed) net investment income	(1,958)
Accumulated undistributed net realized (loss)	(24,328)
Net unrealized appreciation	59,065

$955,612

Net Assets:
Institutional Class	$13
Administrative Class	955,599

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	116,645

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$8.19
Administrative Class	8.19

Cost of Investments Owned	$885,280

Cost of Foreign Currency Held	$3,232

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

High Yield Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$56,663
Dividends	430
Miscellaneous income	543

Total Income	57,636

Expenses:
Investment advisory fees	1,807
Administration fees	2,530
Distribution and/or servicing fees—Administrative Class	1,077
Trustees’ fees	9
Organization Costs	1
Miscellaneous expense	35

Total Expenses	5,459

Net Investment Income	52,177

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	19,122
Net realized (loss) on futures contracts, options, and swaps	(2,587)
Net realized (loss) on foreign currency transactions	(1,798)
Net change in unrealized appreciation on investments	72,587
Net change in unrealized appreciation on futures contracts, options, and swaps	1,687
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	23
Net Gain	89,034

Net Increase in Assets Resulting from Operations	$141,211

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$52,177	$26,664
Net realized gain (loss)	14,737	(18,122)
Net change in unrealized appreciation (depreciation)	74,297	(3,211)

Net increase resulting from operations	141,211	5,331

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(0)
Administrative Class	(52,189)	(26,547)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(108)

Total Distributions	(52,190)	(26,655)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	10
Administrative Class	820,631	418,977
Issued as reinvestment of distributions
Institutional Class	1	0
Administrative Class	52,190	26,655
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(487,714)	(207,553)
Net increase resulting from Portfolio share transactions	385,108	238,089

Total Increase in Net Assets	474,129	216,765

Net Assets:
Beginning of period	481,483	264,718
End of period*	$955,612	$481,483

*Including (overdistributed) net investment income of:	$(1,958)	$(128)

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

High Yield Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 75.5%

Banking & Finance 14.5%
Arch Western Finance LLC
6.750% due 07/01/2013	$2,100	$2,168
Bluewater Finance Ltd.
10.250% due 02/15/2012	4,475	4,676
Bombardier Capital, Inc.
7.090% due 03/30/2007 (j)	3,000	3,275
Cedar Brakes II, LLC
9.875% due 09/01/2013	1,430	1,548
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	3,150	3,433
Credit & Repackaged Securities Ltd.
10.250% due 10/30/2006	1,250	1,373
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	14,270	14,948
8.000% due 03/25/2009	16,750	17,567
Eircom Funding
8.250% due 08/15/2013	2,000	2,225
FINOVA Group, Inc.
7.500% due 11/15/2009	12,500	7,562
Ford Motor Credit Co.
7.000% due 10/01/2013	3,000	3,170
Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,175	1,253
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,250	3,299
General Motors Acceptance Corp.
6.875% due 08/28/2012	700	754
H&E Equipment Services LLC
11.125% due 06/15/2012	1,890	1,909
Host Marriott LP
7.125% due 11/01/2013	735	753
JET Equipment Trust
10.000% due 06/15/2012 (c)	800	380
7.630% due 08/15/2012 (c)	403	186
JSG Funding PLC
9.625% due 10/01/2012	2,290	2,576
Mizuho Preferred Capital Co.
9.870% due 06/30/2008 (a)	5,075	5,742
8.790% due 12/29/2049 (a)	1,800	1,971
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	2,000	2,040
7.250% due 02/15/2011	7,000	6,930
7.750% due 02/15/2031	440	407
Riggs Capital Trust II
8.875% due 03/15/2027	2,600	2,717
Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,950	4,147
Targeted Return Index Securities Trust
0.222% due 05/15/2013 (a)	30,454	33,756
Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049 (a)	2,920	3,335
Universal City Development Partners
11.750% due 04/01/2010	1,700	1,997
Ventas Capital Corp.
8.750% due 05/01/2009	2,475	2,729

		138,826

Industrials 51.8%
Abitibi-Consolidated, Inc.
6.950% due 04/01/2008	750	787
5.250% due 06/20/2008	1,075	1,058
8.550% due 08/01/2010	700	781
6.000% due 06/20/2013	1,000	961
8.850% due 08/01/2030	3,453	3,745
AEC Ironwood LLC
8.857% due 11/30/2025	4,989	5,338
Alderwoods Group, Inc.
12.250% due 01/02/2009	3,000	3,390
Allbritton Communications Co.
7.750% due 12/15/2012	2,150	2,241
Allied Waste North America, Inc.
8.875% due 04/01/2008	1,650	1,856
8.500% due 12/01/2008	1,100	1,229
7.875% due 01/01/2009	3,190	3,342
10.000% due 08/01/2009	3,225	3,499
6.500% due 11/15/2010	500	515
9.250% due 09/01/2012	5,450	6,213
7.875% due 04/15/2013	1,700	1,849
American Media Operations, Inc.
10.250% due 05/01/2009	5,250	5,624
American Tower Escrow
0.000% due 08/01/2008	3,000	2,085
American Towers, Inc.
7.250% due 12/01/2011	1,500	1,534
AmeriGas Partners LP
10.000% due 04/15/2006	320	353
8.830% due 04/19/2010	1,094	1,236
8.875% due 05/20/2011	600	663
Arco Chemical Co.
10.250% due 11/01/2010	750	799
ArvinMeritor, Inc.
6.625% due 06/15/2007	800	844
8.750% due 03/01/2012	2,000	2,300
Aviall, Inc.
7.625% due 07/01/2011	2,000	2,095
Beverly Enterprises, Inc.
9.625% due 04/15/2009	1,500	1,661
Boyd Gaming Corp.
7.750% due 12/15/2012	3,900	4,192
BRL Universal Equipment
8.875% due 02/15/2008	600	646
Cadmus Communications Corp.
9.750% due 06/01/2009	2,625	2,815
Calpine Corp.
8.500% due 07/15/2010	3,425	3,356
Canwest Media, Inc.
10.625% due 05/15/2011	2,725	3,127
CCO Holdings LLC
8.750% due 11/15/2013	4,500	4,601
Charter Communications Holdings LLC
9.625% due 11/15/2009	2,150	1,903
0.000% due 01/15/2011 (b)	500	375
Chesapeake Energy Corp.
8.375% due 11/01/2008	1,650	1,823
8.125% due 04/01/2011	460	513
8.500% due 03/15/2012	100	107
7.750% due 01/15/2015	1,000	1,090
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	2,300	2,398
Coastal Corp.
7.500% due 08/15/2006	3,500	3,417
7.750% due 06/15/2010	650	617
9.625% due 05/15/2012	500	497
7.750% due 10/15/2035	1,000	845
Colorado Interstate Gas Co.
6.850% due 06/15/2037	500	522
Commonwealth Brands, Inc.
9.750% due 04/15/2008	2,000	2,210
10.625% due 09/01/2008	1,900	2,099
Continental Airlines, Inc.
7.461% due 04/01/2015	249	244
7.373% due 12/15/2015	945	821
6.545% due 02/02/2019	434	429
Crown Castle International Corp.
10.750% due 08/01/2011	1,650	1,864
Crown European Holdings S.A.
9.500% due 03/01/2011	4,425	5,033
10.875% due 03/01/2013	1,900	2,244
CSC Holdings, Inc.
8.125% due 07/15/2009	800	864
8.125% due 08/15/2009	2,905	3,137
7.625% due 04/01/2011	6,600	6,979
Delta Air Lines, Inc.
6.619% due 03/18/2011	1,499	1,518
Dex Media West LLC
8.500% due 08/15/2010	1,600	1,790
9.875% due 08/15/2013	2,600	3,035
Dimon, Inc.
7.750% due 06/01/2013	500	517
DirecTV Holdings LLC
8.375% due 03/15/2013	4,025	4,689
Dobson Communications Corp.
8.875% due 10/01/2013	2,000	2,035
Dresser, Inc.
9.375% due 04/15/2011	4,700	5,135
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	2,900	3,117
Dura Operating Corp.
8.625% due 04/15/2012	3,250	3,477
8.625% due 04/15/2012	500	535
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	2,600	2,641
7.670% due 11/08/2016	4,900	4,683
Dynegy Holdings, Inc.
9.875% due 07/15/2010	1,750	1,977
10.125% due 07/15/2013	2,000	2,310
EchoStar DBS Corp.
10.375% due 10/01/2007	1,600	1,762
9.375% due 02/01/2009	2,630	2,765
El Paso CGP Co.
7.625% due 09/01/2008	2,250	2,174
El Paso Corp.
7.000% due 05/15/2011	400	371
7.875% due 06/15/2012	6,355	6,037
7.375% due 12/15/2012	700	647
7.800% due 08/01/2031	1,800	1,541
7.750% due 01/15/2032	800	686
Equistar Chemicals LP
10.125% due 09/01/2008	1,380	1,518
8.750% due 02/15/2009	1,335	1,402
Extended Stay America, Inc.
9.875% due 06/15/2011	4,270	4,804
Extendicare Health Services
9.350% due 12/15/2007	1,050	1,087
9.500% due 07/01/2010	2,200	2,453
Ferrellgas Partners LP
6.990% due 08/01/2005	1,000	1,054
8.780% due 08/01/2007 (j)	2,500	2,819
8.870% due 08/01/2009 (j)(m)	1,200	1,376
8.750% due 06/15/2012	1,550	1,713
Fimep S.A.
10.500% due 02/15/2013	1,235	1,470
Fisher Scientific International
8.000% due 09/01/2013	2,000	2,155
Fort James Corp.
9.500% due 05/15/2022	3,300	3,448
Fresenius Medical Care
7.875% due 06/15/2011	3,500	3,797
Garden State Newspapers, Inc.
8.625% due 07/01/2011	400	427
Gaylord Entertainment Co.
8.000% due 11/15/2013	675	715
General Motors Corp.
8.250% due 07/15/2023	850	968
8.375% due 07/15/2033	2,575	2,998
Georgia-Pacific Corp.
9.375% due 02/01/2013	700	808
9.875% due 11/01/2021	3,000	3,150
9.625% due 03/15/2022	3,500	3,657
9.125% due 07/01/2022	1,800	1,881
8.125% due 06/15/2023	1,800	1,827
8.000% due 01/15/2024	1,150	1,179
8.875% due 05/15/2031	1,850	2,044
Grief Brothers Corp.
8.875% due 08/01/2012	1,150	1,271
GulfTerra Energy Partners LP
8.500% due 06/01/2010	2,125	2,422
Hanover Equipment Trust
8.500% due 09/01/2008	6,600	7,029

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

HCA, Inc.
7.875% due 02/01/2011	$2,800	$3,198
6.300% due 10/01/2012	2,300	2,375
HealthSouth Corp.
8.500% due 02/01/2008	110	106
8.375% due 10/01/2011	2,100	1,995
Hilton Hotels Corp.
7.625% due 12/01/2012	5,000	5,644
HMH Properties, Inc.
7.875% due 08/01/2008	3,000	3,135
8.450% due 12/01/2008	283	296
Hollinger International Publishing
9.000% due 12/15/2010	4,300	4,590
Hollinger Participation Trust
12.125% due 11/15/2010 (d)	1,074	1,225
Host Marriott LP
9.500% due 01/15/2007	800	894
9.250% due 10/01/2007	2,100	2,357
Ingles Markets, Inc.
8.875% due 12/01/2011	2,850	2,878
Insight Midwest LP
9.750% due 10/01/2009	1,245	1,323
9.750% due 10/01/2009	2,800	2,975
10.500% due 11/01/2010	2,475	2,704
10.500% due 11/01/2010	450	492
ISP Chemco, Inc.
10.250% due 07/01/2011	4,115	4,650
Jefferson Smurfit Corp.
7.500% due 06/01/2013	1,375	1,444
Johnsondiversey, Inc.
9.625% due 05/15/2012	1,240	1,389
K&F Industries, Inc.
9.625% due 12/15/2010	1,000	1,126
Legrand S.A.
8.500% due 02/15/2025	1,000	1,061
Leviathan Gas Corp.
10.375% due 06/01/2009	550	599
Lyondell Chemical Co.
9.500% due 12/15/2008	510	536
Mail Well I Corp.
9.625% due 03/15/2012	1,650	1,840
Mandalay Resort Group
9.375% due 02/15/2010	5,500	6,435
7.625% due 07/15/2013	500	534
Mediacom Broadband LLC
11.000% due 07/15/2013	4,225	4,764
Merisant Co.
9.500% due 07/15/2013	2,050	2,194
MGM Mirage, Inc.
8.375% due 02/01/2011	5,700	6,484
Midwest Generation LLC
8.300% due 07/02/2009	800	838
8.560% due 01/02/2016	9,775	10,239
Millennium America, Inc.
9.250% due 06/15/2008	1,600	1,752
9.250% due 06/15/2008	850	931
Nalco Co.
7.750% due 11/15/2011	1,200	1,290
Newpark Resources, Inc.
8.625% due 12/15/2007	2,440	2,538
Norampac, Inc.
6.750% due 06/01/2013	2,000	2,095
OM Group, Inc.
9.250% due 12/15/2011	1,175	1,228
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	650	716
7.750% due 05/15/2011	700	755
8.750% due 11/15/2012	4,300	4,811
8.250% due 05/15/2013	2,300	2,481
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	1,267	1,501
PanAmSat Corp.
8.500% due 02/01/2012	7,000	7,805
Park Place Entertainment Corp.
9.375% due 02/15/2007	4,225	4,795
7.000% due 04/15/2013	5,550	5,952
Peabody Energy Corp.
6.875% due 03/15/2013	4,100	4,346
6.875% due 03/15/2013	300	318
Pride International, Inc.
9.375% due 05/01/2007	3,680	3,800
Primedia, Inc.
8.000% due 05/15/2013	3,600	3,690
Quebecor Media, Inc.
11.125% due 07/15/2011	3,850	4,476
Qwest Corp.
7.200% due 11/01/2004	1,270	1,305
8.875% due 03/15/2012	8,150	9,393
Rayovac Corp.
8.500% due 10/01/2013	1,000	1,065
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	785	846
Rogers Cantel, Inc.
8.300% due 10/01/2007	3,000	3,105
9.375% due 06/01/2008	1,750	1,840
Roundy’s, Inc.
8.875% due 06/15/2012	2,450	2,628
Safety-Kleen Corp.
9.250% due 06/01/2008 (c)	1,450	4
9.250% due 05/15/2009 (c)	250	13
Saks, Inc.
8.250% due 11/15/2008	1	1
Salem Communications Holding Corp.
7.750% due 12/15/2010	1,900	1,990
Six Flags, Inc.
9.750% due 04/15/2013	4,600	4,865
Sonat, Inc.
7.625% due 07/15/2011	7,250	6,752
SPX Corp.
6.250% due 06/15/2011	2,000	2,065
7.500% due 01/01/2013	3,850	4,206
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	1,700	1,845
7.875% due 05/01/2012	4,450	5,029
Stone Container Corp.
11.500% due 08/15/2006	1,000	1,055
9.750% due 02/01/2011	300	333
8.375% due 07/01/2012	1,600	1,744
Tenet Healthcare Corp.
6.375% due 12/01/2011	2,725	2,630
6.500% due 06/01/2012	150	145
7.375% due 02/01/2013	8,950	9,040
Tenneco Automotive, Inc.
10.250% due 07/15/2013	1,000	1,143
10.250% due 07/15/2013	2,775	3,170
Time Warner Telecom, Inc.
9.750% due 07/15/2008	2,700	2,795
10.125% due 02/01/2011	1,550	1,659
Triad Hospitals, Inc.
7.000% due 11/15/2013	1,800	1,823
TRW Automotive, Inc.
9.375% due 02/15/2013	5,290	6,070
Tyco International Group S.A.
6.750% due 02/15/2011	4,550	4,994
U.S. Airways, Inc.
9.625% due 09/01/2003 (c)	1,016	343
9.330% due 01/01/2006 (c)	90	24
United Airlines, Inc.
6.201% due 09/01/2008	225	197
7.730% due 07/01/2010	2,400	1,987
7.186% due 04/01/2011 (c)	491	422
6.602% due 09/01/2013	1,400	1,199
Videotron Ltee
6.875% due 01/15/2014	525	543
Vintage Petroleum, Inc.
7.875% due 05/15/2011	3,750	3,975
8.250% due 05/01/2012	2,140	2,338
Vivendi Universal S.A.
9.250% due 04/15/2010	1,400	1,659
Western Gas Resources, Inc.
10.000% due 06/15/2009	1,100	1,188
Westlake Chemical Corp.
8.750% due 07/15/2011	1,350	1,485
Williams Cos., Inc.
9.250% due 03/15/2004	6,200	6,309
6.625% due 11/15/2004	1,000	1,030
8.625% due 06/01/2010	4,400	4,961
7.625% due 07/15/2019	4,700	4,941
7.875% due 09/01/2021	1,800	1,908
8.750% due 03/15/2032	2,200	2,497
Xerox Capital Europe PLC
5.875% due 05/15/2004	4,810	4,882
Young Broadcasting, Inc.
9.000% due 01/15/2006	475	477
8.750% due 06/15/2007	1,000	1,030
8.500% due 12/15/2008	1,724	1,862
8.500% due 12/15/2008	1,000	1,080
10.000% due 03/01/2011	1,830	1,981

		495,151

Utilities 9.2%
ACC Escrow Corp.
10.000% due 08/01/2011	4,350	4,872
AES Corp.
9.375% due 09/15/2010	1,000	1,114
8.875% due 02/15/2011	2,425	2,655
8.750% due 05/15/2013	7,700	8,643
8.540% due 11/30/2019	1,058	1,147
Calpine Corp.
8.750% due 07/15/2013	2,000	1,960
CMS Energy Corp.
7.625% due 11/15/2004	975	1,009
7.000% due 01/15/2005	4,325	4,455
8.900% due 07/15/2008	300	327
7.500% due 01/15/2009	3,250	3,364
7.750% due 08/01/2010	2,250	2,377
Edison International, Inc.
6.875% due 09/15/2004	3,000	3,098
El Paso Energy Partners
8.500% due 06/01/2011	871	984
El Paso Production Holding Co.
7.750% due 06/01/2013	1,050	1,040
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	3,000	3,368
8.625% due 11/14/2011	1,340	1,504
MSW Energy Holdings LLC
7.375% due 09/01/2010	2,000	2,100
Nextel Communications, Inc.
7.375% due 08/01/2015	2,775	2,997
Northwestern Bell Telephone
7.750% due 05/01/2030	1,813	1,822
Northwestern Corp.
7.250% due 03/03/2008	2,000	1,975
NRG Energy, Inc.
8.000% due 12/15/2013	3,100	3,274
PSEG Energy Holdings, Inc.
7.750% due 04/16/2007	1,500	1,599
8.625% due 02/15/2008	1,000	1,096
10.000% due 10/01/2009	2,040	2,402
8.500% due 06/15/2011	5,700	6,348
Rural Cellular Corp.
9.625% due 05/15/2008	1,425	1,397
9.750% due 01/15/2010	350	344
SESI LLC
8.875% due 05/15/2011	1,765	1,933
South Point Energy Corp.
8.400% due 05/30/2012	4,733	4,547
Southern California Edison Co.
8.000% due 02/15/2007	2,325	2,671
Sprint Capital Corp.
6.875% due 11/15/2028	1,600	1,567
8.750% due 03/15/2032	900	1,067
TECO Energy, Inc.
7.500% due 06/15/2010	4,200	4,515
Triton PCS, Inc.
8.500% due 06/01/2013	2,400	2,592

8	Annual Report | 12.31.03 | See accompanying notes

	Principal Amount (000s)	Value (000s)

WorldCom, Inc.—WorldCom Group
6.950% due 08/15/2028 (c)	$550	$186
8.250% due 05/15/2031 (c)	4,500	1,519

		87,868

Total Corporate Bonds & Notes (Cost $674,164)		721,845

MUNICIPAL BONDS & NOTES 0.2%
New Jersey 0.2%
New Jersey Tobacco Settlement Funding Corp.
Revenue Bonds, Series 2003
6.375% due 06/01/2032	2,000	1,942

Total Municipal Bonds & Notes (Cost $1,918)		1,942

MORTGAGE-BACKED SECURITIES 0.3%

Collateralized Mortgage Obligations 0.3%
Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	3,000	2,968

Total Mortgage-Backed Securities (Cost $2,675)		2,968

ASSET-BACKED SECURITIES 2.5%
Aquila, Inc.
8.750% due 04/15/2006 (a)	1,365	1,416
Charter Communications Holdings LLC
3.920% due 03/18/2008 (a)	1,990	1,929
DirecTV Holdings LLC
4.770% due 03/06/2010 (a)	777	782
3.870% due 04/06/2010 (a)	1,223	1,231
Houghton Mifflin Co.
8.250% due 02/01/2011 (a)	940	1,011
Nextel Partner, Inc.
3.437% due 12/15/2010 (a)	4,500	4,527
NRG Energy, Inc.
4.000% due 05/08/2010 (a)	2,750	2,819
Qwest Corp.
6.500% due 06/05/2007 (a)	8,400	8,862
Tucson Electric Power
5.500% due 10/25/2007 (a)	1,000	1,007

Total Asset-Backed Securities (Cost $22,794)		23,584

SOVEREIGN ISSUES 7.1%
Republic of Brazil
2.000% due 04/15/2006 (a)	4,380	4,320
2.000% due 04/15/2006 (a)	3,760	3,723
11.000% due 01/11/2012	2,300	2,679
2.062% due 04/15/2012 (a)	3,000	2,715
8.000% due 04/15/2014	13,176	12,963
11.000% due 08/17/2040	4,400	4,829
Republic of Guatemala
9.250% due 08/01/2013	625	695
Republic of Panama
9.625% due 02/08/2011	2,500	2,900
9.375% due 07/23/2012	1,200	1,374
9.375% due 07/23/2012	825	939
5.000% due 07/17/2014 (a)	3,056	2,872
1.937% due 07/17/2016 (a)	1,947	1,684
8.875% due 09/30/2027	2,900	3,060
9.375% due 04/01/2029	250	283
Republic of Peru
9.125% due 01/15/2008	3,950	4,661
9.125% due 02/21/2012	5,775	6,468
9.875% due 02/06/2015	1,000	1,165
4.500% due 03/07/2017	1,700	1,511
5.000% due 03/07/2017	611	564
Republic of Ukraine
11.000% due 03/15/2007	660	736
7.650% due 06/11/2013 (a)	800	837
Russian Federation
5.000% due 03/31/2030	6,610	6,339

Total Sovereign Issues (Cost $62,147)		67,317

FOREIGN CURRENCY-DENOMINATED ISSUES (k)(l) 2.3%
Barry Callebaut Services NV
9.250% due 03/15/2010	EC 1,090	1,512
El Paso Corp.
5.750% due 03/14/2006	2,000	2,371
Fimep S.A.
11.000% due 02/15/2013	2,150	3,248
Flender Holding GmbH
11.000% due 08/01/2010	2,975	4,090
Fort James Corp.
4.750% due 06/29/2004	500	628
Johnsondiversey, Inc.
9.625% due 05/15/2012	1,000	1,382
JSG Funding PLC
10.125% due 10/01/2012	1,800	2,577
Kronos International, Inc.
8.875% due 06/30/2009	1,050	1,424
Rhodia S.A.
8.000% due 06/01/2010	2,000	2,283
Tyco International Group S.A.
4.375% due 11/19/2004	1,000	1,274
Valentia Telecommunications Ltd.
7.250% due 08/15/2013	1,050	1,437

Total Foreign Currency-Denominated Issues (Cost $18,430)		22,226

PURCHASED PUT OPTIONS 0.0%

	# of Contracts

Eurodollar March Futures (CME)
Strike @ 96.000
Exp. 03/15/2004	380	2

Total Purchased Put Options (Cost $6)		2

CONVERTIBLE BONDS & NOTES 1.1%

	Principal Amount (000s)

Banking & Finance 0.5%
Fiat Finance Luxembourg S.A.
3.250% due 01/09/2007	$4,450	4,428

Healthcare 0.2%
HealthSouth Corp.
3.250% due 04/01/2049	1,550	1,488

Industrials 0.2%
Dimon, Inc.
6.250% due 03/31/2007	2,500	2,427

Utilities 0.2%
Rogers Communication, Inc.
2.000% due 11/26/2005	2,015	1,877

Total Convertible Bonds & Notes (Cost $9,730)		10,220

COMMON STOCKS 0.1%

	Shares

Industrials 0.1%
Dobson Communications Corp.	112,637	740

Total Common Stocks (Cost $742)		740

	Shares	Value (000s)

CONVERTIBLE PREFERRED STOCK 0.0%
Dobson Communications Corp.
6.000% due 08/19/2016	1,750	$315

Total Convertible Preferred Stock (Cost $292)		315

PREFERRED STOCK 1.3%
Cablevision Systems New York Group
11.750% due 10/01/2007	45,000	4,691
11.125% due 04/01/2008	46,500	4,894
Fresenius Medical Care
7.875% due 02/01/2008	2,850	3,057

Total Preferred Stock (Cost $12,414)		12,642

SHORT-TERM INSTRUMENTS 8. 4%

	Principal Amount (000s)

Commercial Paper 7.3%
ABN AMRO Mortgage Corp.
1.075% due 02/03/2004	$3,200	3,197
Anz (Delaware), Inc.
1.070% due 02/17/2004	3,200	3,196
1.075% due 02/19/2004	5,000	4,993
Danske Corp.
1.080% due 01/21/2004	3,100	3,098
1.085% due 03/08/2004	2,900	2,894
Fannie Mae
1.010% due 02/03/2004	1,000	999
1.050% due 03/17/2004	2,800	2,794
1.080% due 03/17/2004	2,700	2,694
1.090% due 03/24/2004	8,000	7,980
1.030% due 03/31/2004	800	798
General Electric Capital Corp.
1.090% due 02/24/2004	1,700	1,697
1.100% due 03/15/2004	3,600	3,592
1.090% due 04/13/2004	8,700	8,673
HBOS Treasury Services PLC
1.090% due 01/29/2004	2,100	2,098
1.075% due 03/29/2004	800	798
Kraft Foods, Inc.
2.080% due 02/27/2004	3,700	3,700
Shell Finance
1.065% due 02/10/2004	4,100	4,095
UBS Finance, Inc.
1.075% due 02/12/2004	1,000	999
1.075% due 02/25/2004	6,800	6,789
Westpac Trust Securities NZ Ltd.
1.075% due 02/05/2004	4,500	4,495

		69,579

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004	7,668	7,668

(Dated 12/31/2003. Collateralized by Fannie Mae 1.040% due 07/26/2004 valued at $7,825. Repurchase proceeds are $7,668.)
U.S. Treasury Bills 0.3%
1.003% due 03/11/2004-03/18/2004 (e)(f)(g)	2,725	2,719

Total Short-Term Instruments (Cost $79,968)		79,966

Total Investments 98.8% (Cost $885,280)		$943,767

Written Options (h) (0.1%) (Premiums $1,902)		(1,112)

Other Assets and Liabilities (Net) 1.3%		12,957

Net Assets 100.0%		$955,612

See accompanying notes | 12.31.03 | Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2003

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security becomes interest bearing at a future date.
(c)	Security is in default.
(d)	Payment in-kind bond security.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Securities with an aggregate market value of $973 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 89.000 (03/2005)—Long	310	$(4)
Euribor December Futures
(12/2004)—Long	189	218
Euribor March Futures
(03/2005)—Long	166	161
Eurodollar September Futures
(09/2004)—Long	129	223
Eurodollar December Futures
(12/2004)—Long	241	110

		$708

(g)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $1,498 as of December 31, 2003.

(h)	Premiums received on written options:

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.000%**
Exp. 01/07/2005	$9,100,000	$215	$353
Call—OTC 7-Year Interest Rate Swap
Counterparty: Wachovia Bank, N.A.
Strike @ 5.500%**
Exp. 01/07/2005	5,900,000	285	345
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	9,100,000	190	43
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%**
Exp. 10/07/2004	27,000,000	416	174
Put—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 6.500%*
Exp. 10/07/2004	27,000,000	796	197

		$1,902	$1,112

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(i)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004	$4,000	$(1)
Receive a fixed rate equal to 4.100% and pay total return on J.P. Morgan Tradable Credit Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 05/19/2004	5,000	147
Receive a fixed rate equal to 1.350% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	5,000	36
Receive a fixed rate equal to 1.400% and the Portfolio will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004 4,000		21
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Clear Channel Communications, Inc. 7.650% due 09/15/2010.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Comcast Cable Communications, Inc. 6.750% due 01/30/2011.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Cox Communications, Inc. 7.750% due 11/01/2010.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 2.600% and the Portfolio will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2004	1,286	0
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	5,000	1
Receive a fixed rate equal to 0.710% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	4,000	(9)
Receive a fixed rate equal to 3.270% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	3,000	127
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	37,000	(609)

		$(287)

(j)	Restricted securities as of December 31, 2003:

Issuer Description	Acquisition Date	Cost as of December 31, 2003	Market Value as of December 31, 2003	Market Value as Percentage of Net Assets

Bombardier Capital, Inc.	08/11/2003	$3,027	$3,275	0.34%
Continental Airlines, Inc.	07/01/2003	2,675	2,968	0.31
Ferrellgas Partners LP	06/30/2003	2,741	2,819	0.30
Ferrellgas Partners LP	06/30/2003	1,345	1,376	0.14

		$9,788	$10,438	1.09%

(k)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Sell	EC	19,184	01/2004	$0	$(997)	$(997)

(l)	Principal amount denoted in indicated currency:

EC	-	Euro

(m)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,376, which is 0.14% of net assets.

10	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts

12	Annual Report | 12.31.03

paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Pay In-Kind Securities. Pay-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the ordinal bonds include the accrued interest. Referred to as a dirty price, and as such require an adjustment in an amount equal to the accrued interest to the unrealized appreciation/ (depreciation) on investment in the Statement of Assets and Liabilities.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.60%
Administrative Class	0.75%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Organization Expenses. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of

14	Annual Report | 12.31.03

taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$27,768	$129,100	$985,656	$532,048

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$1,794
Sales	1,153
Closing Buys	(768)
Expirations	(277)
Exercised	0

Balance at 12/31/2003	$1,902

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$139	$0	$(1,666)	$0	$(22,882)	$(334)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, foreign currency transactions, and amortization of swap premiums.
(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.
(3)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(4)
$886,245	$61,789	$(4,267)	$57,522

(4)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$52,190	$0	$0

12.31.03 | Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	1	$10
Administrative Class	106,916	820,631	58,343	418,977

Issued as reinvestment of distributions
Institutional Class	1	1	0	0
Administrative Class	6,690	52,190	3,675	26,655

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(64,075)	(487,714)	(28,512)	(207,553)

Net increase resulting from Portfolio share transactions	49,532	$385,108	33,507	$238,089

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	4	89

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of High Yield Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the High Yield Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the calendar year end were designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

High Yield Portfolio	0.29%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year end ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.26%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

12.31.03 | Annual Report	19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	Annual Report | 12.31.03

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST LOW DURATION PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Low Duration Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Low Duration Portfolio Institutional Class	2.49%	6.33%
Merrill Lynch 1-3 Year Treasury Index	1.90%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	For the 12-month period ended December 31, 2003, the Portfolio’s Institutional Class shares returned 2.49%, versus the 1.90% return for the benchmark Merrill Lynch 1-3 Year Treasury Index.

•	Active management across a wide spectrum of strategies –”rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets – added value amid volatile markets in 2003.

•	Interest rate strategies detracted from returns. The Portfolio’s duration was negative for performance as interest rates rose during the year. A broader-than-Index maturity structure also detracted from returns as longer maturities rose the most.

•	Holdings of mortgages were positive for performance. The sector modestly outperformed Treasuries on a like-duration basis during the year, though mid-year volatility exerted a drag on returns. The Portfolio’s coupon selection further enhanced performance.

•	Corporate bond holdings were positive for returns as corporate profit growth and margins improved, and demand for riskier, higher yielding assets surged among investors. Tactical security selection within the sector also added value.

•	Holdings of high quality emerging market bonds added to returns. This sector outperformed most bond sectors, benefiting from continued improvements in credit fundamentals.

2	Annual Report | 12.31.03

Financial Highlights

Low Duration Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		04/10/2000-12/31/2000

Net asset value beginning of period	$10.23	$9.95		$9.82		$9.70
Net investment income (a)	0.17	0.38		0.60		0.46
Net realized/unrealized gain on investments (a)	0.08	0.33		0.15		0.12
Total income from investment operations	0.25	0.71		0.75		0.58
Dividends from net investment income	(0.20)	(0.37)		(0.56)		(0.46)
Distributions from net realized capital gains	(0.01)	(0.06)		(0.06)		0.00
Total distributions	(0.21)	(0.43)		(0.62)		(0.46)
Net asset value end of period	$10.27	$10.23		$9.95		$9.82
Total return	2.49%	7.22%		7.77%		6.13%
Net assets end of period (000s)	$11	$11		$468		$5,430
Ratio of net expenses to average net assets	0.50%	0.51	%(b)	0.55	%(b)	0.50%*
Ratio of net investment income to average net assets	1.68%	3.79%		5.99%		6.49%*
Portfolio turnover rate	284%	339%		661%		165%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Low Duration Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$96,552
Repurchase agreement, at value	18,452
Foreign currency, at value	337
Receivable for investments sold	5
Receivable for Portfolio shares sold	188
Interest and dividends receivable	214
Variation margin receivable	10
Swap premiums paid	2
Unrealized appreciation on swap agreements	3

115,763

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$11
Due to Custodian	13
Payable for Portfolio shares redeemed	253
Accrued investment advisory fee	21
Accrued administration fee	21
Accrued servicing fee	11
Unrealized depreciation on swap agreements	3
333

Net Assets	$115,430

Net Assets Consist of:
Paid in capital	$115,078
Undistributed (overdistributed) net investment income	148
Accumulated undistributed net realized gain	(137)
Net unrealized appreciation	341

$115,430

Net Assets:
Institutional Class	$11
Administrative Class	115,419

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	11,234

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.27
Administrative Class	10.27

Cost of Investments Owned	$114,817

Cost of Foreign Currency Held	$328

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Low Duration Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$890

Total Income	890

Expenses:
Investment advisory fees	114
Administration fees	114
Distribution and/or servicing fees—Administrative Class	68
Interest expense	1
Miscellaneous expense	2

Total Expenses	299

Net Investment Income	591

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	214
Net realized (loss) on futures contracts, options, and swaps	(95)
Net realized gain on foreign currency transactions	10
Net change in unrealized appreciation on investments	27
Net change in unrealized appreciation on futures contracts, options, and swaps	140
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6)
Net Gain	290

Net Increase in Assets Resulting from Operations	$881

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$591	$348
Net realized gain	129	242
Net change in unrealized appreciation	161	117

Net increase resulting from operations	881	707

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(704)	(347)
From net realized capital gains	0	0
Institutional Class
Administrative Class	(110)	(85)

Total Distributions	(814)	(433)

Portfolio Share Transactions:
Receipts for shares sold	0	0
Institutional Class
Administrative Class	109,489	15,004
Issued as reinvestment of distributions	0	1
Institutional Class
Administrative Class	815	432
Cost of shares redeemed	0	(460)
Institutional Class
Administrative Class	(14,447)	(1,388)
Net increase resulting from Portfolio share transactions	95,857	13,589

Total Increase in Net Assets	95,924	13,863

Net Assets:
Beginning of period	19,506	5,643
End of period*	$115,430	$19,506

*Including undistributed (overdistributed) net investment income of:	$148	$90

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Low Duration Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 3.9%

Banking & Finance 1.5%
CIT Group, Inc.
2.673% due 03/01/2004 (a)	$70	$70
2.489% due 07/30/2004 (a)	100	101
Ford Motor Credit Co.
6.700% due 07/16/2004	700	718
General Motors Acceptance Corp.
1.520% due 07/21/2004 (a)	100	100
2.410% due 10/20/2005 (a)	700	706
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	100	101

		1,796

Industrials 1.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	222
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	269
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	270
Comcast Cable Communications, Inc.
8.375% due 05/01/2007	200	232
DaimlerChrysler North America Holding Corp.
1.662% due 08/02/2004 (a)	200	200
Harrah’s Operating Co., Inc.
7.125% due 06/01/2007	200	223
International Paper Co.
7.625% due 01/15/2007	250	281

		1,697

Utilities 0.9%
Appalachian Power Co.
4.800% due 06/15/2005	40	42
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	150	168
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	101
France Telecom S.A.
8.450% due 03/01/2006 (a)	100	112
Northern Indiana Public SVC
6.500% due 07/22/2004	200	205
Pacific Gas & Electric Co.
8.333% due 10/31/2049 (a)	100	101
Progress Energy, Inc.
6.750% due 03/01/2006	250	271
Sprint Capital Corp.
6.125% due 11/15/2008	35	37

		1,037

Total Corporate Bonds & Notes (Cost $4,451)		4,530

MUNICIPAL BONDS & NOTES 1.0%

Texas 1.0%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.140% due 12/01/2034 (a)	1,000	1,000
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.230% due 12/01/2039 (a)	100	100

Total Municipal Bonds & Notes (Cost $1,100)		1,100

U.S. GOVERNMENT AGENCIES 0.9%
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,073

Total U.S. Government Agencies (Cost $1,057)		1,073

U.S. TREASURY OBLIGATIONS 4.3%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	1,832	2,027
3.875% due 01/15/2009	1,963	2,217
3.375% due 01/15/2012	208	233
3.000% due 07/15/2012	412	449
3.875% due 04/15/2029	34	44

Total U.S. Treasury Obligations (Cost $4,926)		4,970

MORTGAGE-BACKED SECURITIES 10.9%

Collateralized Mortgage Obligations 5.9%
Bank of America Mortgage Securities, Inc.
5.736% due 10/20/2032 (a)	24	24
Bear Stearns Adjustable Rate Mortgage Trust
5.986% due 06/25/2032 (a)	41	43
5.315% due 10/25/2032 (a)	7	7
5.375% due 01/25/2033 (a)	92	93
5.462% due 03/25/2033 (a)	110	114
5.188% due 04/25/2033 (a)	107	108
4.948% due 01/25/2034 (a)	499	502
Countrywide Alternative Loan Trust
4.750% due 01/25/2033	60	60
6.500% due 06/25/2033	212	218
6.000% due 10/25/2033	623	635
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	62	61
6.182% due 06/25/2032 (a)	11	11
5.741% due 10/25/2032 (a)	37	38
6.000% due 01/25/2033	58	59
1.429% due 08/25/2033 (a)	72	71
Fannie Mae
6.000% due 12/25/2028	21	21
6.000% due 02/25/2029	9	10
6.000% due 08/25/2029	22	22
1.518% due 11/25/2032 (a)	337	337
6.500% due 01/01/2033	79	84
5.000% due 04/25/2033	306	311
Freddie Mac
5.625% due 07/15/2028	9	9
5.500% due 08/15/2030	658	670
6.500% due 07/25/2043	475	503
GSR Mortgage Loan Trust
5.358% due 01/25/2032 (a)	26	26
6.000% due 03/25/2032	35	36
Impac CMB Trust
1.520% due 07/25/2033 (a)	254	254
MASTR Asset Securitization Trust
5.500% due 09/25/2033	176	175
MLCC Mortgage Investors, Inc.
2.827% due 01/25/2029 (a)	599	616
Residential Funding Mortgage Securities I, Inc.
5.603% due 09/25/2032 (a)	10	10
Sequoia Mortgage Trust
1.488% due 05/20/2032 (a)	78	78
1.448% due 08/20/2032 (a)	41	41
Structured Asset Mortgage Investments, Inc.
1.450% due 09/19/2032 (a)	104	103
Structured Asset Securities Corp.
1.418% due 10/25/2027 (a)	58	58
6.150% due 07/25/2032 (a)	6	7
1.618% due 11/25/2033 (a)	574	573
Washington Mutual Mortgage Securities Corp.
6.210% due 07/25/2032 (a)	23	23
3.173% due 02/27/2034 (a)	168	171
3.690% due 01/25/2041 (a)	17	18
2.741% due 08/25/2042 (a)	647	650

		6,850

Fannie Mae 4.5%
2.702% due 09/01/2040 (a)	46	47
4.872% due 12/01/2036 (a)	198	202
5.161% due 09/01/2034 (a)	208	211
5.500% due 10/01/2017 - 11/01/2033 (b)	3,266	3,319
6.000%due 06/01/2016 - 04/01/2033 (b)	1,272	1,324
6.500% due 08/01/2032	71	74

		5,177

Federal Housing Administration 0.1%
7.430% due 10/01/2020	94	96

Freddie Mac 0.4%
5.000% due 10/01/2018	98	101
6.000% due 09/01/2016 - 02/01/2033 (b)	325	336
6.500% due 08/01/2032	46	48

		485

Total Mortgage-Backed Securities (Cost $12,560)		12,608

ASSET-BACKED SECURITIES 6.9%
ACE Securities Corp.
1.458% due 06/25/2032 (a)	9	9
Amortizing Residential Collateral Trust
1.408% due 07/25/2032 (a)	481	480
Centex Home Equity Loan Trust
5.770% due 11/25/2027 (a)	143	144
Chase Funding Mortgage Loan
Asset-Backed Certificates
1.398% due 05/25/2030 (a)	2,350	2,353
CIT Group Home Equity Loan Trust
1.388% due 06/25/2033 (a)	51	52
Citifinancial Mortgage Securities, Inc.
1.218% due 05/25/2033 (a)	433	433
Countrywide Asset-Backed Certificates
1.370% due 07/25/2018 (a)	580	581
Credit-Based Asset Servicing & Securitization LLC
1.438% due 06/25/2032 (a)	12	12
CS First Boston Mortgage Securities Corp.
1.428% due 01/25/2032 (a)	84	84
Equity One ABS, Inc.
1.398% due 11/25/2032 (a)	45	45
Home Equity Mortgage Trust
1.448% due 11/25/2032 (a)	18	19
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)	10	10
Irwin Home Equity Loan Trust
1.408% due 06/25/2029 (a)	10	10
Long Beach Mortgage Loan Trust
1.568% due 11/25/2032 (a)	1,273	1,276
Morgan Stanley Dean Witter Capital I, Inc.
1.448% due 07/25/2032 (a)	21	21
Residential Asset Mortgage Products, Inc.
1.458% due 09/25/2033 (a)	1,343	1,344
SLM Student Loan Trust
1.130% due 06/17/2030 (a)	1,000	1,001
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	35	35

Total Asset-Backed Securities (Cost $7,907)		7,909

SOVEREIGN ISSUES 0.3%
Republic of Brazil
2.000% due 04/15/2006 (a)	148	146
2.062% due 04/15/2009 (a)	259	245

Total Sovereign Issues (Cost $388)		391

PREFERRED SECURITY 0.5%
	Shares

DG Funding Trust
3.413% due 12/29/2049 (a)	60	636

Total Preferred Security (Cost $632)		636

9

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 70.9%

Certificates of Deposit 1.7%
Citibank N.A.
1.090% due 01/30/2004	$1,700	$1,700
1.085% due 03/18/2004	200	200

		1,900

Commercial Paper 35.5%
ABN AMRO Mortgage Corp.
1.070% due 01/14/2004	1,500	1,499
BP Amoco Capital PLC
1.065% due 02/09/2004	1,500	1,498
Danske Corp.
1.080% due 01/21/2004	1,000	999
1.075% due 02/09/2004	400	399
1.085% due 03/08/2004	600	599
European Investment Bank
1.060% due 02/10/2004	1,200	1,199
Fannie Mae
1.080% due 01/28/2004	5,700	5,696
1.080% due 02/18/2004	400	399
1.080% due 02/23/2004	900	899
1.080% due 02/25/2004	600	599
1.135% due 02/25/2004	1,000	998
1.050% due 03/17/2004	800	798
1.050% due 03/24/2004	400	399
Federal Home Loan Bank
1.040% due 03/12/2004	900	898
Freddie Mac
1.060% due 01/15/2004	1,000	1,000
1.065% due 01/15/2004	5,000	4,998
1.060% due 02/02/2004	1,500	1,499
General Electric Capital Corp.
1.120% due 01/21/2004	400	400
1.120% due 02/17/2004	1,800	1,797
KFW International Finance, Inc.
1.075% due 02/23/2004	2,600	2,596
Lloyds TSB Bank PLC
1.060% due 01/22/2004	2,000	1,999
Nestle Capital Corp.
1.060% due 02/09/2004	1,500	1,498
Royal Bank of Scotland PLC
1.085% due 01/20/2004	400	400
1.080% due 01/27/2004	1,000	999
Shell Finance
1.100% due 03/16/2004	1,000	998
Toyota Motor Credit Corp.
1.060% due 01/06/2004	1,500	1,500
UBS Finance, Inc.
1.085% due 02/17/2004	2,500	2,496
Westpac Capital Corp.
1.100% due 02/12/2004	1,500	1,498
1.110% due 03/11/2004	400	399

		40,956

Repurchase Agreements 16.0%
State Street Bank
0.800% due 01/02/2004	18,452	18,452

(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.400% due 09/17/2004 valued at $18,822. Repurchase proceeds are $18,453.)
U.S. Treasury Bills 17.7%
1.019% due 03/04/2004 - 06/17/2004 (b)(d)	20,565	20,479

Total Short-Term Instruments (Cost $81,796)		81,787

Total Investments 99.6% (Cost $114,817)		$115,004
Other Assets and Liabilities (Net) 0.4%		426

Net Assets 100.0%		$115,430

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $364 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options
Strike @ 97.000	2	$1
(12/2004)—Short
Euribor December Futures
(12/2004)—Long	20	20
Euribor March Futures
(03/2005)—Long	20	13
Euribor June Futures
(06/2005)—Long	7	2
Euribor September Futures
(09/2005)—Long	7	2
Euribor December Futures
(12/2005)—Long	7	1
Eurodollar December Futures
(12/2004)—Long	1	1
Eurodollar March Futures
(03/2005)—Long	1	1
U.S. Treasury 2-Year Note
(03/2004)—Long	100	69
U.S. Treasury 5-Year Note
(03/2004)—Long	82	42
U.S. Treasury 10-Year Note
(03/2004)—Long	15	4

		$156

(e)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	254	01/2004	$0	$(11)	$(11)

(f)	Principal amount denoted in indicated currency:

EC	-	Euro

(i)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	100	$(3)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	EC	200	3
Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004		$60	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		30	0
Receive a fixed rate equal to 1.750% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		20	0
Receive a fixed rate equal to 1.650% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005		10	0

			$0

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put

10	Annual Report | 12.31.03

option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$64,095	$56,270	$22,267	$4,887

12	Annual Report | 12.31.03

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$4
Sales	18
Closing Buys	(15)
Expirations	(7)
Exercised	0

Balance at 12/31/2003	$0

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$147	$25	$(6)	$0	$0	$(1)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures and foreign currency transactions.
(2)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$114,817	$238	$(51)	$187

As of the fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital
$794	$20	$0

(3)	Includes short-term capital gains.

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	10,656	109,489	1,479	15,004

Issued as reinvestment of distributions
Institutional Class	0	0	0	1
Administrative Class	79	815	43	432

Cost of shares redeemed
Institutional Class	0	0	(46)	(460)
Administrative Class	(1,406)	(14,447)	(137)	(1,388)

Net increase resulting from Portfolio share transactions	9,329	$95,857	1,339	$13,589

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	7	90

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Low Duration Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Low Duration Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST LONG-TERM U.S. GOVERNMENT PORTFOLIO ADMINISTRATIVE CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Long-Term U.S. Government Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Long-Term U.S. Gov’t Portfolio Administrative Class	3.90%	9.08%
Lehman Brothers Long-Term Treasury Index	2.48%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1999, the first full month following the Portfolio’s Administrative Class inception on 4/30/1999, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index.

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

•	The Portfolio’s Administrative Class outperformed its benchmark, the Lehman Brothers Long-Term Treasury Index, for the 12-month period ended December 31, 2003, returning 3.90% versus a return of 2.48% for the Index.

•	Below-Index duration detracted from performance for the first half of the year as interest rates declined; the negative impact was mitigated in the second half of the year as rates reversed course and rose sharply.

•	Modest holdings of longer duration structured mortgages detracted slightly from performance as high levels of volatility caused yield premiums in this sector to widen.

•	An allocation to longer duration corporates enhanced Portfolio performance as profit growth and margins improved, causing the sector’s spreads to tighten.

•	Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates.

•	A focus on high-quality, intermediate and long maturity agency bonds was favorable for Portfolio returns as the sector’s yield premiums narrowed relative to Treasuries.

2	Annual Report | 12.31.03

Financial Highlights

Long-Term U.S. Government Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		12/31/2002		12/31/2001		12/31/2000	04/30/1999-2/31/1999

Net asset value beginning of period	$11.09		$10.27		$10.56		$9.22	$10.00
Net investment income (a)	0.30		0.44		0.51		0.56	0.36
Net realized/unrealized gain (loss) on investments (a)	0.12		1.31		0.09		1.34	(0.78)
Total income (loss) from investment operations	0.42		1.75		0.60		1.90	(0.42)
Dividends from net investment income	(0.33)		(0.44)		(0.52)		(0.56)	(0.36)
Distributions from net realized capital gains	(0.17)		(0.49)		(0.37)		0.00	0.00
Total distributions	(0.50)		(0.93)		(0.89)		(0.56)	(0.36)
Net asset value end of period	$11.01		$11.09		$10.27		$10.56	$9.22
Total return	3.90%		17.59%		5.86%		21.24%	(4.28)%
Net assets end of period (000s)	$94,003		$92,256		$33,013		$9,625	$7,173
Ratio of net expenses to average net assets	0.66	%(e)	0.65	%(d)	0.65	%(c)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	2.72%		4.05%		4.75%		5.70%	5.55	%*
Portfolio turnover rate	619%		586%		457%		533%	294%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$122,765
Cash	169
Receivable for investments sold	14,991
Receivable for Portfolio shares sold	7
Interest and dividends receivable	1,354
Variation margin receivable	29

139,315

Liabilities:
Payable for investments purchased	$44,819
Written options outstanding	222
Payable for Portfolio shares redeemed	27
Accrued investment advisory fee	21
Accrued administration fee	21
Accrued servicing fee	10
Swap premiums received	162
Other liabilities	17

45,299

Net Assets	$94,016

Net Assets Consist of:
Paid in capital	$91,875
Undistributed net investment income	160
Accumulated undistributed net realized (loss)	261
Net unrealized appreciation	1,720

$94,016

Net Assets:
Institutional Class	$13
Administrative Class	94,003

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	8,540

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.01
Administrative Class	11.01

Cost of Investments Owned	$121,460

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$3,396

Total Income	3,396

Expenses:
Investment advisory fees	251
Administration fees	251
Distribution and/or servicing fees—Administrative Class	150
Trustees’ fees	1
Interest expense	12
Miscellaneous expense	4

Total Expenses	669

Net Investment Income	2,727

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,496)
Net realized gain on futures contracts, options, and swaps	3,034
Net change in unrealized (depreciation) on investments	(348)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(433)
Net Gain	757

Net Increase in Assets Resulting from Operations	$3,484

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,727	$2,378
Net realized gain	1,538	4,809
Net change in unrealized appreciation (depreciation)	(781)	2,658

Net increase resulting from operations	3,484	9,845

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(3,025)	(2,378)
From net realized capital gains
Institutional Class	0	(1)
Administrative Class	(1,459)	(3,799)

Total Distributions	(4,484)	(6,178)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	41,837	64,003
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	4,476	6,177
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(43,567)	(14,603)
Net increase resulting from Portfolio share transactions	2,747	55,578

Total Increase in Net Assets	1,747	59,245

Net Assets:
Beginning of period	92,269	33,024
End of period*	$94,016	$92,269

*Including undistributed net investment income of:	$160	$1,023

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 13.4%

Banking & Finance 11.6%
Ford Motor Credit Co.
1.510% due 07/19/2004 (a)	$900	$899
1.600% due 07/18/2005 (a)	200	198
General Electric Capital Corp.
1.295% due 03/15/2005 (a)	1,400	1,403
General Motors Acceptance Corp.
1.880% due 01/20/2004 (a)	1,100	1,100
International Bank for Reconstruction and Development
3.500% due 10/22/2004	1,000	1,018
7.625% due 01/19/2023	2,700	3,481
Merrill Lynch & Co., Inc.
1.470% due 03/08/2004 (a)	200	200
National Rural Utilities Cooperative Finance Corp.
2.160% due 04/26/2004 (a)	200	201
5.250% due 07/15/2004	400	408
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,046
U.S. Trade Funding Corp.
4.260% due 11/15/2014	950	963

		10,917

Industrials 1.3%
Continental Airlines, Inc.
6.320% due 11/01/2008	1,000	987
DaimlerChrysler North America Holding Corp.
1.500% due 08/16/2004 (a)	200	200

		1,187

Utilities 0.5%
Verizon Wireless Capital LLC
1.240% due 05/23/2005 (a)	500	500

Total Corporate Bonds & Notes (Cost $12,421)		12,604

MUNICIPAL BONDS & NOTES 5.6%

Colorado 0.3%
Dawson Ridge Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	309

Florida 0.6%
Florida State Board of Education General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 06/01/2031	500	513

Illinois 2.2%
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	203
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2031	200	203
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	400	408
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,400	1,287

		2,101

Indiana 0.1%
South Putnam School Building Corp. Revenue Bonds, (FSA insured), Series 2003
5.000% due 01/15/2022	100	104

Michigan 0.1%
Detroit City School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	103

Mississippi 0.4%
Mississippi Higher Education Assistance Corporation Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.180% due 09/01/2030 (a)	400	400

New York 0.8%
Metropolitan Transportation Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 11/15/2032	300	308
New York City Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	206
New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	200	204

		718

Texas 0.5%
Irving Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	204
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	255

		459

Wisconsin 0.6%
Wisconsin State General Revenue Bonds, (XLCA Insured), Series 2003
1.200% due 05/01/2032 (a)	600	600

Total Municipal Bonds & Notes (Cost $5,300)		5,307

U.S. GOVERNMENT AGENCIES 16.1%
Fannie Mae
2.125% due 02/10/2006	1,000	1,003
5.000% due 01/20/2007	1,000	1,002
5.250% due 03/22/2007	1,000	1,009
5.740% due 01/21/2009	1,000	1,002
Federal Home Loan Bank
4.000% due 02/13/2009	1,000	1,003
4.250% due 09/28/2009	1,000	1,019
5.120% due 01/10/2013	5,000	5,052
Financing Corp.
10.700% due 10/06/2017	650	1,013
Freddie Mac
4.000% due 02/13/2017	200	201
Government of Israel AID Bond
5.500% due 09/18/2023	1,000	1,015
Overseas Private Investment Corp.
3.800% due 08/15/2007	1,000	999
5.590% due 11/30/2010	700	813

Total U.S. Government Agencies (Cost $14,855)		15,131

U.S. TREASURY OBLIGATIONS 36.4%
Treasury Inflation Protected Securities (c)
3.000% due 07/15/2012	720	785
3.375% due 01/15/2007 (d)	175	190
3.875% due 04/15/2029 (b)	2,136	2,768
U.S. Treasury Bonds
5.250% due 11/15/2028 (b)	4,700	4,735
5.500% due 08/15/2028 (b)	2,900	3,022
6.000% due 02/15/2026 (b)	7,400	8,209
U.S. Treasury Note
1.750% due 12/31/2004	4,000	4,021
U.S. Treasury Strips
0.000% due 05/15/2017 (b)	18,500	9,459
0.000% due 08/15/2017	2,000	1,005

Total U.S. Treasury Obligations (Cost $33,533)		34,194

MORTGAGE-BACKED SECURITIES 33.1%

Collateralized Mortgage Obligations 28.2%
ABN AMRO Mortgage Corp.
6.500% due 01/25/2017	447	450
Bear Stearns Adjustable Rate Mortgage Trust
1.421% due 02/25/2034 (a)	400	400
4.948% due 01/25/2034 (a)	300	301
5.188% due 03/25/2033 (a)	1,866	1,890
5.436% due 03/25/2033 (a)	765	776
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,014	902
Countrywide Home Loans, Inc.
5.250% due 01/25/2034	1,000	1,030
6.000% due 02/25/2033	557	580
CS First Boston Mortgage Securities Corp.
1.668% due 04/25/2033 (a)	635	637
4.996% due 11/25/2032 (a)	414	422
Fannie Mae
1.575% due 08/25/2021 (a)	57	58
1.725% due 08/25/2022 (a)	35	36
2.000% due 04/25/2032 (a)	100	101
2.025% due 04/25/2021 (a)	56	57
7.000% due 10/25/2022	320	341
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011 (a)	195	208
First Republic Mortgage Loan Trust
1.512% due 11/15/2031 (a)	815	808
Freddie Mac
1.863% due 10/25/2030	665	665
1.887% due 02/15/2027 (a)	57	57
2.187% due 02/15/2021 (a)	64	64
3.776% due 10/15/2009	573	572
5.000% due 03/15/2025	306	307
5.500% due 08/15/2030	146	149
5.625% due 07/15/2028	40	40
6.000% due 02/15/2015	537	544
6.000% due 11/15/2025	749	755
6.000% due 03/15/2027	89	89
6.000% due 12/15/2031	225	224
6.500% due 12/15/2023	229	245
7.000% due 07/15/2023	52	55
GMAC Mortgage Corp. Loan Trust
1.349% due 07/25/2012 (a)	700	699
Government National Mortgage Association
5.000% due 08/20/2033	1,017	847
6.000% due 08/20/2033	1,020	979
MASTR Asset Securitization Trust
5.500% due 09/25/2033	968	965
Nomura Asset Acceptance Corp.
2.420% due 09/25/2028	60	60
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	361	372
Sequoia Mortgage Trust
1.460% due 06/20/2032 (a)	312	313
1.470% due 07/20/2033 (a)	964	959
Small Business Administration
5.240% due 08/01/2023	1,000	1,020
Structured Asset Mortgage Investments, Inc.
1.480% due 09/19/2032 (a)	2,163	2,155
1.570% due 06/18/2033 (a)	745	746
6.069% due 03/25/2032 (a)	280	288
7.178% due 02/25/2030 (a)	123	127
Structured Asset Securities Corp.
1.408% due 01/25/2033 (a)	206	205
1.618% due 07/25/2032 (a)	1,435	1,440
United Mortgage Securities Corp.
4.077% due 06/25/2032 (a)	522	525
Washington Mutual Mortgage Securities Corp.
1.668% due 01/25/2033 (a)	187	187
3.694% due 01/25/2041 (a)	17	18
5.040% due 05/25/2033 (a)	667	680
5.130% due 02/25/2033 (a)	275	281
5.390% due 02/25/2031 (a)	336	344
5.440% due 02/25/2033 (a)	299	304
6.000% due 03/25/2017	218	222

		26,499

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Long-Term U.S. Government Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

Fannie Mae 4.0%
5.000% due 01/14/2034	$2,000	$1,979
6.000% due 04/01/2028 - 01/14/2034 (e)	1,760	1,821

		3,800

Federal Housing Administration 0.6%
6.896% due 07/01/2020	545	529

Freddie Mac 0.3%
7.000% due 12/01/2031	298	315

Total Mortgage-Backed Securities (Cost $30,960)		31,143

ASSET-BACKED SECURITIES 10.2%
ACE Securities Corp.
1.458% due 06/25/2032 (a)	224	225
AmeriCredit Automobile Receivables Trust
1.320% due 10/12/2006 (a)	346	347
Ameriquest Mortgage Securities, Inc.
1.528% due 03/25/2033 (a)	297	298
Argent Securities, Inc.
1.367% due 03/25/2034 (a)	1,550	1,551
Bayview Financial Acquisition Trust
1.568% due 08/28/2034 (a)	786	789
Countrywide Asset-Backed Certificates
1.238% due 09/25/2033 (a)	755	754
1.378% due 05/25/2032 (a)	49	49
CS First Boston Mortgage Securities Corp.
1.558% due 08/25/2032 (a)	345	346
DaimlerChrysler Auto Trust
2.900% due 12/06/2004	3	3
Financial Asset Securities Corp. AAA Trust
1.248% due 09/25/2033 (a)	630	630
Home Equity Mortgage Trust
1.518% due 09/25/2033 (a)	141	141
Household Mortgage Loan Trust
1.420% due 05/20/2032 (a)	466	466
Long Beach Mortgage Loan Trust
1.518% due 03/25/2033 (a)	753	754
Los Angeles Arena Funding LLC
7.656% due 12/15/2021	94	99
Novastar Home Equity Loan
1.398% due 01/25/2031 (a)	107	107
Renaissance Home Equity Loan Trust
1.558% due 08/25/2033 (a)	95	96
1.618% due 12/25/2033 (a)	296	293
Saxon Asset Securities Trust
1.198% due 03/25/2018 (a)	725	725
SMS Student Loan Trust
1.503% due 10/27/2025 (a)	148	148
Specialty Underwriting & Residential Finance
1.448% due 06/25/2034 (a)	898	897
Terwin Mortgage Trust
1.698% due 06/25/2033 (a)	854	856

Total Asset-Backed Securities (Cost $9,577)		9,574

SHORT-TERM INSTRUMENTS 15.8%

Commercial Paper 10.6%
Fannie Mae
1.010% due 02/04/2004	400	400
1.050% due 03/17/2004	500	499
1.070% due 02/18/2004	700	699
1.077% due 02/25/2004	900	899
Freddie Mac
1.070% due 02/12/2004	500	499
1.072% due 02/12/2004	6,400	6,392
General Electric Capital Corp.
1.090% due 02/09/2004	600	599

		9,987

Repurchase Agreement 1.5%
State Street Bank
0.800% due 01/02/2004	1,408	1,408

(Dated 12/31/2003. Collateralized by Fannie Mae 1.040% due 07/26/2004 valued at $1,438. Repurchase proceeds are $1,408.)
U.S. Treasury Bills 3.7%
1.010% due 03/04/2004 - 06/17/2004 (d)(e)(f)	3,430	3,417

Total Short-Term Instruments (Cost $14,814)		14,812

Total Investments 130.6% (Cost $121,460)		$122,765

Written Options (g) 0.2% (Premiums ($269)		222

Other Assets and Liabilities (Net) (30.8%)		(28,971)

Net Assets 100.0%		$94,016

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $26,663 and $26,870, respectively, as of December 31, 2003.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $1,368 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Eurodollar September Futures
(09/2004)—Long	24	$28
Eurodollar December Futures
(12/2004)—Long	24	47
Eurodollar March Futures
(03/2005)—Long	24	49
Eurodollar June Futures
(06/2005)—Long	24	49
U.S. Treasury 5-Year Note
(03/2004)—Short	43	7
U.S. Treasury 10-Year Note
(03/2004)—Long	25	7
U.S. Treasury 30-Year Note
(03/2004)—Long	234	200

		$387

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Security, or a portion thereof, has been pledged as collateral swaption contracts. The aggregate market value for all securities pledged as collateral was $499 as of December 31, 2003.
(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CBOT U.S. Treasury Bond March Futures
Strike @ 107.000
Exp. 02/21/2004	45	$35	$9
Call—CBOT U.S. Treasury Note March Futures
Strike @ 116.000
Exp. 02/21/2004	40	20	12
Call—CBOT U.S. Treasury Bond March Futures
Strike @ 114.000
Exp. 02/21/2004	11	12	6

		$67	$27

Type	Notional Amount	Premium	Value

Put—OTC 5-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%*
Exp. 03/03/2004	$1,500,000	$50	$40
Put—OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.250%*
Exp. 03/03/2004	5,800,000	152	155

		$202	$195

*	The Portfolio will pay a floating rate based on 3-month LIBOR.

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put

10	Annual Report | 12.31.03

options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$690,430	$649,830	$51,634	$28,012

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$105
Sales	724
Closing Buys	(185)
Expirations	(362)
Exercised	(13)

Balance at 12/31/2003	$269

12	Annual Report | 12.31.03

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$160	$1,199	$(411)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)
$121,572	$1,469	$(276)	$1,193

(2)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital
$3,909	$575	$0

(3)	Includes short-term capital gains.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	3,771	41,837	5,886	64,003

Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	403	4,476	568	6,177

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(3,950)	(43,567)	(1,353)	(14,603)

Net increase resulting from Portfolio share transactions	224	$2,747	5,101	$55,578

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	4	97

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Long-Term U.S. Government Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST LONG-TERM U.S. GOVERNMENT PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Long-Term U.S. Government Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Long-Term U.S. Gov’t Portfolio Institutional Class	4.05%	10.41%
Lehman Brothers Long-Term Treasury Index	2.48%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index.

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

•	The Portfolio’s Institutional Class outperformed its benchmark, the Lehman Brothers Long-Term Treasury Index, for the 12-month period ended December 31, 2003, returning 4.05% versus a return of 2.48% for the Index.

•	Below-Index duration detracted from performance for the first half of the year as interest rates declined; the negative impact was mitigated in the second half of the year as rates reversed course and rose sharply.

•	Modest holdings of longer duration structured mortgages detracted slightly from performance as high levels of volatility caused yield premiums in this sector to widen.

•	An allocation to longer duration corporates enhanced Portfolio performance as profit growth and margins improved, causing the sector’s spreads to tighten.

•	Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates.

•	A focus on high-quality, intermediate and long maturity agency bonds was favorable for Portfolio returns as the sector’s yield premiums narrowed relative to Treasuries.

2	Annual Report | 12.31.03

Financial Highlights

Long-Term U.S. Government Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		12/31/2002		12/31/2001	04/10/2000-12/31/2000

Net asset value beginning of period	$11.09		$10.27		$10.56	$9.90
Net investment income (a)	0.32		0.46		0.54	0.43
Net realized/unrealized gain on investments (a)	0.12		1.31		0.08	0.66
Total income from investment operations	0.44		1.77		0.62	1.09
Dividends from net investment income	(0.35)		(0.46)		(0.54)	(0.43)
Distributions from net realized capital gains	(0.17)		(0.49)		(0.37)	0.00
Total distributions	(0.52)		(0.95)		(0.91)	(0.43)
Net asset value end of period	$11.01		$11.09		$10.27	$10.56
Total return	4.05%		17.77%		6.03%	11.32%
Net assets end of period (000s)	$13		$13		$11	$10
Ratio of net expenses to average net assets	0.51	%(c)	0.50	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets	2.85%		4.22%		5.05%	5.97%*
Portfolio turnover rate	619%		586%		457%	553%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$122,765
Cash	169
Receivable for investments sold	14,991
Receivable for Portfolio shares sold	7
Interest and dividends receivable	1,354
Variation margin receivable	29

139,315

Liabilities:
Payable for investments purchased	$44,819
Written options outstanding	222
Payable for Portfolio shares redeemed	27
Accrued investment advisory fee	21
Accrued administration fee	21
Accrued servicing fee	10
Swap premiums received	162
Other liabilities	17
45,299

Net Assets	$94,016

Net Assets Consist of:
Paid in capital	$91,875
Undistributed net investment income	160
Accumulated undistributed net realized (loss)	261
Net unrealized appreciation	1,720

$94,016

Net Assets:
Institutional Class	$13
Administrative Class	94,003

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	8,540

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.01
Administrative Class	11.01

Cost of Investments Owned	$121,460

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$3,396

Total Income	3,396

Expenses:
Investment advisory fees	251
Administration fees	251
Distribution and/or servicing fees—Administrative Class	150
Trustees’ fees	1
Interest expense	12
Miscellaneous expense	4

Total Expenses	669

Net Investment Income	2,727

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,496)
Net realized gain on futures contracts, options, and swaps	3,034
Net change in unrealized (depreciation) on investments	(348)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(433)
Net Gain	757

Net Increase in Assets Resulting from Operations	$3,484

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,727	$2,378
Net realized gain	1,538	4,809
Net change in unrealized appreciation (depreciation)	(781)	2,658

Net increase resulting from operations	3,484	9,845

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(3,025)	(2,378)
From net realized capital gains
Institutional Class	0	(1)
Administrative Class	(1,459)	(3,799)

Total Distributions	(4,484)	(6,178)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	41,837	64,003
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	4,476	6,177
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(43,567)	(14,603)
Net increase resulting from Portfolio share transactions	2,747	55,578

Total Increase in Net Assets	1,747	59,245

Net Assets:
Beginning of period	92,269	33,024
End of period*	$94,016	$92,269

*Including undistributed net investment income of:	$160	$1,023

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 1 3.4%

Banking & Finance 11.6%
Ford Motor Credit Co.
1.510% due 07/19/2004 (a)	$900	$899
1.600% due 07/18/2005 (a)	200	198
General Electric Capital Corp.
1.295% due 03/15/2005 (a)	1,400	1,403
General Motors Acceptance Corp.
1.880% due 01/20/2004 (a)	1,100	1,100
International Bank for Reconstruction and Development
3.500% due 10/22/2004	1,000	1,018
7.625% due 01/19/2023	2,700	3,481
Merrill Lynch & Co., Inc.
1.470% due 03/08/2004 (a)	200	200
National Rural Utilities Cooperative Finance Corp.
2.160% due 04/26/2004 (a)	200	201
5.250% due 07/15/2004	400	408
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,046
U.S. Trade Funding Corp.
4.260% due 11/15/2014	950	963

		10,917

Industrials 1.3%
Continental Airlines, Inc.
6.320% due 11/01/2008	1,000	987
DaimlerChrysler North America Holding Corp.
1.500% due 08/16/2004 (a)	200	200

		1,187

Utilities 0.5%
Verizon Wireless Capital LLC
1.240% due 05/23/2005 (a)	500	500

Total Corporate Bonds & Notes (Cost $12,421)		12,604

MUNICIPAL BONDS & NOTES 5.6%

Colorado 0.3%
Dawson Ridge Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	309

Florida 0.6%
Florida State Board of Education General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 06/01/2031	500	513

Illinois 2.2%
Chicago, Illinois Motor Fuel Tax Revenue Bonds,
(AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	203
Chicago, Illinois Water Revenue Bonds,
(AMBAC Insured), Series 2001
5.000% due 11/01/2031	200	203
Illinois Educational Facilities Authority Revenue Bonds,
Series 2003
5.000% due 07/01/2033	400	408
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,400	1,287

		2,101

Indiana 0.1%
South Putnam School Building Corp. Revenue Bonds, (FSA insured), Series 2003
5.000% due 01/15/2022	100	104

Michigan 0.1%
Detroit City School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	103

Mississippi 0.4%
Mississippi Higher Education Assistance Corporation Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.180% due 09/01/2030 (a)	$400	$400

New York 0.8%
Metropolitan Transportation Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 11/15/2032	300	308
New York City Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	206
New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	200	204

		718

Texas 0.5%
Irving Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	204
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	255

		459

Wisconsin 0.6%
Wisconsin State General Revenue Bonds, (XLCA Insured), Series 2003
1.200% due 05/01/2032 (a)	600	600

Total Municipal Bonds & Notes (Cost $5,300)		5,307

U.S. GOVERNMENT AGENCIES 16.1%
Fannie Mae
2.125% due 02/10/2006	1,000	1,003
5.000% due 01/20/2007	1,000	1,002
5.250% due 03/22/2007	1,000	1,009
5.740% due 01/21/2009	1,000	1,002
Federal Home Loan Bank
4.000% due 02/13/2009	1,000	1,003
4.250% due 09/28/2009	1,000	1,019
5.120% due 01/10/2013	5,000	5,052
Financing Corp.
10.700% due 10/06/2017	650	1,013
Freddie Mac
4.000% due 02/13/2017	200	201
Government of Israel AID Bond
5.500% due 09/18/2023	1,000	1,015
Overseas Private Investment Corp.
3.800% due 08/15/2007	1,000	999
5.590% due 11/30/2010	700	813

Total U.S. Government Agencies (Cost $14,855)		15,131

U.S. TREASURY OBLIGATIONS 36.4%
Treasury Inflation Protected Securities (c)
3.000% due 07/15/2012	720	785
3.375% due 01/15/2007 (d)	175	190
3.875% due 04/15/2029 (b)	2,136	2,768
U.S. Treasury Bonds
5.250% due 11/15/2028 (b)	4,700	4,735
5.500% due 08/15/2028 (b)	2,900	3,022
6.000% due 02/15/2026 (b)	7,400	8,209
U.S. Treasury Note
1.750% due 12/31/2004	4,000	4,021
U.S. Treasury Strips
0.000% due 05/15/2017 (b)	18,500	9,459
0.000% due 08/15/2017	2,000	1,005

Total U.S. Treasury Obligations (Cost $33,533)		34,194

MORTGAGE-BACKED SECURITIES 33.1%

Collateralized Mortgage Obligations 28.2%
ABN AMRO Mortgage Corp.
6.500% due 01/25/2017	$447	$450
Bear Stearns Adjustable Rate Mortgage Trust
1.421% due 02/25/2034 (a)	400	400
4.948% due 01/25/2034 (a)	300	301
5.188% due 03/25/2033 (a)	1,866	1,890
5.436% due 03/25/2033 (a)	765	776
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,014	902
Countrywide Home Loans, Inc.
5.250% due 01/25/2034	1,000	1,030
6.000% due 02/25/2033	557	580
CS First Boston Mortgage Securities Corp.
1.668% due 04/25/2033 (a)	635	637
4.996% due 11/25/2032 (a)	414	422
Fannie Mae
1.575% due 08/25/2021 (a)	57	58
1.725% due 08/25/2022 (a)	35	36
2.000% due 04/25/2032 (a)	100	101
2.025% due 04/25/2021 (a)	56	57
7.000% due 10/25/2022	320	341
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011 (a)	195	208
First Republic Mortgage Loan Trust
1.512% due 11/15/2031 (a)	815	808
Freddie Mac
1.863% due 10/25/2030	665	665
1.887% due 02/15/2027 (a)	57	57
2.187% due 02/15/2021 (a)	64	64
3.776% due 10/15/2009	573	572
5.000% due 03/15/2025	306	307
5.500% due 08/15/2030	146	149
5.625% due 07/15/2028	40	40
6.000% due 02/15/2015	537	544
6.000% due 11/15/2025	749	755
6.000% due 03/15/2027	89	89
6.000% due 12/15/2031	225	224
6.500% due 12/15/2023	229	245
7.000% due 07/15/2023	52	55
GMAC Mortgage Corp. Loan Trust
1.349% due 07/25/2012 (a)	700	699
Government National Mortgage Association
5.000% due 08/20/2033	1,017	847
6.000% due 08/20/2033	1,020	979
MASTR Asset Securitization Trust
5.500% due 09/25/2033	968	965
Nomura Asset Acceptance Corp.
2.420% due 09/25/2028	60	60
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	361	372
Sequoia Mortgage Trust
1.460% due 06/20/2032 (a)	312	313
1.470% due 07/20/2033 (a)	964	959
Small Business Administration
5.240% due 08/01/2023	1,000	1,020
Structured Asset Mortgage Investments, Inc.
1.480% due 09/19/2032 (a)	2,163	2,155
1.570% due 06/18/2033 (a)	745	746
6.069% due 03/25/2032 (a)	280	288
7.178% due 02/25/2030 (a)	123	127
Structured Asset Securities Corp.
1.408% due 01/25/2033 (a)	206	205
1.618% due 07/25/2032 (a)	1,435	1,440
United Mortgage Securities Corp.
4.077% due 06/25/2032 (a)	522	525
Washington Mutual Mortgage Securities Corp.
1.668% due 01/25/2033 (a)	187	187
3.694% due 01/25/2041 (a)	17	18
5.040% due 05/25/2033 (a)	667	680
5.130% due 02/25/2033 (a)	275	281
5.390% due 02/25/2031 (a)	336	344
5.440% due 02/25/2033 (a)	299	304
6.000% due 03/25/2017	218	222

		26,499

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Long-Term U.S. Government Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

Fannie Mae 4.0%
5.000% due 01/14/2034	$2,000	$1,979
6.000% due 04/01/2028-
01/14/2034 (e)	1,760	1,821

		3,800

Federal Housing Administration 0.6%
6.896% due 07/01/2020	545	529

Freddie Mac 0.3%
7.000% due 12/01/2031	298	315

Total Mortgage-Backed Securities (Cost $30,960)		31,143

ASSET-BACKED SECURITIES 10.2%

ACE Securities Corp.
1.458% due 06/25/2032 (a)	224	225
AmeriCredit Automobile Receivables Trust
1.320% due 10/12/2006 (a)	346	347
Ameriquest Mortgage Securities, Inc.
1.528% due 03/25/2033 (a)	297	298
Argent Securities, Inc.
1.367% due 03/25/2034 (a)	1,550	1,551
Bayview Financial Acquisition Trust
1.568% due 08/28/2034 (a)	786	789
Countrywide Asset-Backed Certificates
1.238% due 09/25/2033 (a)	755	754
1.378% due 05/25/2032 (a)	49	49
CS First Boston Mortgage Securities Corp.
1.558% due 08/25/2032 (a)	345	346
DaimlerChrysler Auto Trust
2.900% due 12/06/2004	3	3
Financial Asset Securities Corp. AAA Trust
1.248% due 09/25/2033 (a)	630	630
Home Equity Mortgage Trust
1.518% due 09/25/2033 (a)	141	141
Household Mortgage Loan Trust
1.420% due 05/20/2032 (a)	466	466
Long Beach Mortgage Loan Trust
1.518% due 03/25/2033 (a)	753	754
Los Angeles Arena Funding LLC
7.656% due 12/15/2021	94	99
Novastar Home Equity Loan
1.398% due 01/25/2031 (a)	107	107
Renaissance Home Equity Loan Trust
1.558% due 08/25/2033 (a)	95	96
1.618% due 12/25/2033 (a)	296	293
Saxon Asset Securities Trust
1.198% due 03/25/2018 (a)	725	725
SMS Student Loan Trust
1.503% due 10/27/2025 (a)	148	148
Specialty Underwriting & Residential Finance
1.448% due 06/25/2034 (a)	898	897
Terwin Mortgage Trust
1.698% due 06/25/2033 (a)	854	856

Total Asset-Backed Securities (Cost $9,577)		9,574

SHORT-TERM INSTRUMENTS 15.8%

Commercial Paper 10.6%
Fannie Mae
1.010% due 02/04/2004	400	400
1.050% due 03/17/2004	500	499
1.070% due 02/18/2004	700	699
1.077% due 02/25/2004	900	899
Freddie Mac
1.070% due 02/12/2004	500	499
1.072% due 02/12/2004	6,400	6,392
General Electric Capital Corp.
1.090% due 02/09/2004	600	599

		9,987

Repurchase Agreement 1.5%
State Street Bank
0.800% due 01/02/2004	$1,408	$1,408

(Dated 12/31/2003. Collateralized by Fannie Mae 1.040% due 07/26/2004 valued at $1,438. Repurchase proceeds are $1,408.)
U.S. Treasury Bills 3.7%
1.010% due 03/04/2004-06/17/2004 (d)(e)(f)	3,430	3,417

Total Short-Term Instruments (Cost $14,814)		14,812

Total Investments130.6% (Cost $121,460)		$122,765

Written Options (g) 0.2% (Premiums ($269)		222

Other Assets and Liabilities (Net) (30.8%)		(28,971)

Net Assets 100.0%		$94,016

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $26,663 and $26,870, respectively, as of December 31, 2003.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $1,368 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Eurodollar September Futures
(09/2004)—Long	24	$28
Eurodollar December Futures
(12/2004)—Long	24	47
Eurodollar March Futures
(03/2005)—Long	24	49
Eurodollar June Futures
(06/2005)—Long	24	49
U.S. Treasury 5-Year Note
(03/2004)—Short	43	7
U.S. Treasury 10-Year Note
(03/2004)—Long	25	7
U.S. Treasury 30-Year Note
(03/2004)—Long	234	200

		$387

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Security, or a portion thereof, has been pledged as collateral swaption contracts. The aggregate market value for all securities pledged as collateral was $499 as of December 31, 2003.
(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CBOT U.S. Treasury Bond March Futures
Strike @ 107.000
Exp. 02/21/2004	45	$35	$9
Call—CBOT U.S. Treasury Note March Futures
Strike @ 116.000
Exp. 02/21/2004	40	20	12
Call—CBOT U.S. Treasury Bond March Futures
Strike @ 114.000
Exp. 02/21/2004	11	12	6

		$67	$27

Type	Notional Amount	Premium	Value

Put—OTC 5-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%*
Exp. 03/03/2004	$1,500,000	$50	$40
Put—OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.250%*
Exp. 03/03/2004	5,800,000	152	155

		$202	$195

*	The Portfolio will pay a floating rate based on 3-month LIBOR.

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put

10	Annual Report | 12.31.03

options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003
Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$690,430	$649,830	$51,634	$28,012

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$105
Sales	724
Closing Buys	(185)
Expirations	(362)
Exercised	(13)

Balance at 12/31/2003	$269

12	Annual Report | 12.31.03

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$160	$1,199	$(411)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)
$121,572	$1,469	$(276)	$1,193

(2)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital
$3,909	$575	$0

(3)	Includes short-term capital gains.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	3,771	41,837	5,886	64,003

Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	403	4,476	568	6,177

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(3,950)	(43,567)	(1,353)	(14,603)

Net increase resulting from Portfolio share transactions	224	$2,747	5,101	$55,578

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	4	97

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Long-Term U.S. Government Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST MONEY MARKET PORTFOLIO ADMINISTRATIVE CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Money Market Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	7-Day Yield	30-Day Yield	1 Year	Since Inception*

Money Market Portfolio Administrative Class	0.47%	0.56%	0.72%	3.10%
Citigroup 3-Month Treasury Bill Index	—	—	1.07%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio’s Administrative Class inception on 9/30/1999, compared to the Citigroup 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. The Portfolio may invest in non-U.S. securities which involve potentially higher risks including political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The total return performance of the Portfolio’s Administrative Class was 0.72% for the 12-month period ended December 31, 2003, versus a return of 1.07% for the benchmark Citigroup 3-Month Treasury Bill Index.

•	Short term interest rates fell in the first half of year as markets were anxious about deflation and remained low as their were no signs of inflation or job growth.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increased yields.

•	U.S-issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit risk.

•	The Portfolio used high quality U.S. agency and shorter-term, fixed and floating rate U.S. corporates to boost Portfolio income and limit credit risk.

2	Annual Report | 12.31.03

Financial Highlights

Money Market Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002	12/31/2001		12/31/2000	09/30/1999-12/31/1999

Net asset value beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00
Net investment income (a)	0.01	0.01	0.04		0.06	0.01
Net realized/unrealized gain (loss) on investments (a)	0.00	0.00	0.00		0.00	0.00
Total income from investment operations	0.01	0.01	0.04		0.06	0.01
Dividends from net investment income	(0.01)	(0.01)	(0.04)		(0.06)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00		0.00	0.00
Total distributions	(0.01)	(0.01)	(0.04)		(0.06)	(0.01)
Net asset value end of period	$1.00	$1.00	$1.00		$1.00	$1.00
Total return	0.72%	1.41%	3.83%		6.01%	1.30%
Net assets end of period (000s)	$27,032	$25,850	$12,860		$4,334	$3,605
Ratio of net expenses to average net assets	0.50%	0.50%	0.50	%(c)	0.50%	0.50	%(b)*
Ratio of net investment income to average net assets	0.70%	1.41%	3.37%		5.88%	5.14	%*

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Money Market Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$26,907
Receivable for Portfolio shares sold	98
Interest and dividends receivable	50

27,055

Liabilities:
Accrued investment advisory fee	$4
Accrued administration fee	5
Accrued servicing fee	3
12

Net Assets	$27,043

Net Assets Consist of:
Paid in capital	$27,043
Undistributed net investment income	3
Accumulated undistributed net realized (loss)	(3)

$27,043

Net Assets:
Institutional Class	$11
Administrative Class	27,032

Shares Issued and Outstanding:
Institutional Class	11
Administrative Class	27,032

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$26,907

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Money Market Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$341

Total Income	341

Expenses:
Investment advisory fees	42
Administration fees	57
Distribution and/or servicing fees—Administrative Class	42
Interest expense	1
Miscellaneous expense	1

Total Expenses	143

Net Investment Income	198

Net Realized and Unrealized Gain:
Net realized gain on investments	6
Net Gain	6

Net Increase in Assets Resulting from Operations	$204

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$198	$291
Net realized gain	6	0

Net increase resulting from operations	204	291

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(203)	(291)

Total Distributions	(203)	(291)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	18,326	38,288
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	203	291
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(17,348)	(25,589)
Net increase resulting from Portfolio share transactions	1,181	12,990

Total Increase in Net Assets	1,182	12,990

Net Assets:
Beginning of period	25,861	12,871
End of period*	$27,043	$25,861

*Including undistributed net investment income of:	$3	$9

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Money Market Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 12.5%

Banking & Finance 10.0%
Australia & New Zealand Banking Group Ltd.
1.195% due 03/05/2004 (a)	$300	$300
GlaxoSmithKline Capital PLC
1.140% due 03/10/2004 (a)	900	900
HBOS Treasury Services PLC
1.250% due 01/16/2004 (a)	500	500
Westpac Trust Securities NZ Ltd.
1.210% due 01/29/2004 (a)	1,000	1,000

		2,700

Industrials 1.2%
E.I. du Pont de Nemours & Co.
8.125% due 03/15/2004	330	335

Utilities 1.3%
Bell Atlantic New Jersey, Inc.
5.875% due 02/01/2004	350	351

Total Corporate Bonds & Notes (Cost $3,386)		3,386

U.S. GOVERNMENT AGENCIES 3.6%
Federal Home Loan Bank
5.195% due 01/29/2004	165	165
3.375% due 06/15/2004	800	808

Total U.S. Government Agencies (Cost $973)		973

SOVEREIGN ISSUES 3.3%
Republic of Italy
5.250% due 01/16/2004	900	901

Total Sovereign Issues (Cost $901)		901

SHORT-TERM INSTRUMENTS 80.1%

Certificates of Deposit 8.5%
Chase Manhattan Bank
1.070% due 02/09/2004	900	900
Citibank N.A.
1.090% due 02/05/2004	500	500
Wells Fargo Financial, Inc.
1.070% due 01/13/2004	900	900

		2,300

Commercial Paper 69.8%
CDC Commercial Corp.
1.070% due 03/10/2004	500	499
Fannie Mae
1.060% due 01/21/2004	4,000	3,998
1.060% due 03/31/2004	1,000	997
Federal Home Loan Bank
1.055% due 03/12/2004	3,000	2,994
Freddie Mac
1.060% due 02/02/2004	200	200
1.090% due 02/13/2004	3,000	2,996
1.040% due 02/26/2004	2,000	1,997
General Electric Capital Corp.
1.080% due 02/17/2004	500	499
KFW International Finance, Inc.
1.075% due 02/23/2004	900	899
Lloyds TSB Bank PLC
1.090% due 03/09/2004	900	898
National Australia Bank Ltd.
1.075% due 02/10/2004	500	499
Royal Bank of Scotland
1.080% due 02/03/2004	500	500
1.070% due 03/03/2004	500	499
UBS Finance, Inc.
1.090% due 03/31/2004	500	499
UniCredit Delaware
1.090% due 02/06/2004	900	899

		18,873

Repurchase Agreement 1.8%
State Street Bank
0.800% due 01/02/2004	474	474

(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 2.000% due 11/15/2004 valued at $484. Repurchase proceeds are $474.)
Total Short-Term Instruments (Cost $21,647)		21,647

Total Investments 99.5% (Cost $26,907)		$26,907
Other Assets and Liabilities (Net) 0.5%		136

Net Assets 100.0%		$27,043

Notes to Schedule of Investments:

(a)	Variable rate security. The rate listed is as of December 31, 2003.

See accompanying notes | 12.31.03 | Annual Report	7

Notes to Financial Statements

December 31, 2003

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

8	Annual Report | 12.31.03

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.35%
Administrative Class	0.50%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

4. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences(1)	Accumulated Capital Losses(2)	Post-October Deferral
$4	$0	$0	$(1)	$(3)	$0

(1)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(2)	Capital loss carryover expires in December 31, 2010.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$26,907	$0	$0	$0

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$203	$0	$0

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$10
Administrative Class	18,326	18,326	38,288	38,288

Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	203	203	291	291

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(17,348)	(17,348)	(25,589)	(25,589)

Net increase resulting from Portfolio share transactions	1,181	$1,181	12,990	$12,990

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	1	99

10	Annual Report | 12.31.03

6. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

12.31.03 | Annual Report	11

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

See accompanying notes | 12.31.03 | Annual Report	13

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

14	Annual Report | 12.31.03

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Money Market Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	7-Day Yield	30-Day Yield	1 Year	Since Inception*

Money Market Portfolio Institutional Class	0.62%	0.71%	0.88%	2.95%
Citigroup 3-Month Treasury Bill Index	—	—	1.07%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Citigroup 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. The Portfolio may invest in foreign securities which involve potentially higher risks including political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The total return performance of the Portfolio’s Institutional Class was 0.88% for the 12-month period ended December 31, 2003, versus a return of 1.07% for the benchmark Citigroup 3-Month Treasury Bill Index.

•	Short term interest rates fell in the first half of year as markets were anxious about deflation and remained low as their were no signs of inflation or job growth.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increased yields.

•	U.S-issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit risk.

•	The Portfolio used high quality U.S. agency and shorter-term, fixed and floating rate U.S. corporates to boost Portfolio income and limit credit risk.

2	Annual Report | 12.31.03

Financial Highlights

Money Market Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002	12/31/2001	04/10/2000-12/31/2000

Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.01	0.02	0.04	0.04
Net realized/unrealized gain (loss) on investments (a)	(0.00)	0.00	0.00	0.00
Total income from investment operations	0.01	0.02	0.04	0.04
Dividends from net investment income	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00
Total distributions	(0.01)	(0.02)	(0.04)	(0.04)
Net asset value end of period	$1.00	$1.00	$1.00	$1.00
Total return	0.88%	1.56%	3.99%	4.60%
Net assets end of period (000s)	$11	$11	$11	$80
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%*
Ratio of net investment income to average net assets	0.85%	1.58%	4.59%	6.02%*

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Money Market Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$26,907
Receivable for Portfolio shares sold	98
Interest and dividends receivable	50

27,055

Liabilities:
Accrued investment advisory fee	$4
Accrued administration fee	5
Accrued servicing fee	3
12

Net Assets	$27,043

Net Assets Consist of:
Paid in capital	$27,043
Undistributed net investment income	3
Accumulated undistributed net realized (loss)	(3)

$27,043

Net Assets:
Institutional Class	$11
Administrative Class	27,032

Shares Issued and Outstanding:
Institutional Class	11
Administrative Class	27,032

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$26,907

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Money Market Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$341

Total Income	341

Expenses:
Investment advisory fees	42
Administration fees	57
Distribution and/or servicing fees—Administrative Class	42
Interest expense	1
Miscellaneous expense	1

Total Expenses	143

Net Investment Income	198

Net Realized and Unrealized Gain:
Net realized gain on investments	6
Net Gain	6

Net Increase in Assets Resulting from Operations	$204

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$198	$291
Net realized gain	6	0

Net increase resulting from operations	204	291

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(203)	(291)

Total Distributions	(203)	(291)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	18,326	38,288
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	203	291
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(17,348)	(25,589)
Net increase resulting from Portfolio share transactions	1,181	12,990

Total Increase in Net Assets	1,182	12,990

Net Assets:
Beginning of period	25,861	12,871
End of period*	$27,043	$25,861

*Including undistributed net investment income of:	$3	$9

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Money Market Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 12.5%

Banking & Finance 10.0%
Australia & New Zealand Banking Group Ltd.
1.195% due 03/05/2004 (a)	$300	$300
GlaxoSmithKline Capital PLC
1.140% due 03/10/2004 (a)	900	900
HBOS Treasury Services PLC
1.250% due 01/16/2004 (a)	500	500
Westpac Trust Securities NZ Ltd.
1.210% due 01/29/2004 (a)	1,000	1,000

		2,700

Industrials 1.2%
E.I. du Pont de Nemours & Co.
8.125% due 03/15/2004	330	335

Utilities 1.3%
Bell Atlantic New Jersey, Inc.
5.875% due 02/01/2004	350	351

Total Corporate Bonds & Notes (Cost $3,386)		3,386

U.S. GOVERNMENT AGENCIES 3.6%
Federal Home Loan Bank
5.195% due 01/29/2004	165	165
3.375% due 06/15/2004	800	808

Total U.S. Government Agencies (Cost $973)		973

SOVEREIGN ISSUES 3.3%
Republic of Italy
5.250% due 01/16/2004	900	901

Total Sovereign Issues (Cost $901)		901

SHORT-TERM INSTRUMENTS 80.1%

Certificates of Deposit 8.5%
Chase Manhattan Bank
1.070% due 02/09/2004	900	900
Citibank N.A.
1.090% due 02/05/2004	500	500
Wells Fargo Financial, Inc.
1.070% due 01/13/2004	900	900

		2,300

Commercial Paper 69.8%
CDC Commercial Corp.
1.070% due 03/10/2004	500	499
Fannie Mae
1.060% due 01/21/2004	4,000	3,998
1.060% due 03/31/2004	1,000	997
Federal Home Loan Bank
1.055% due 03/12/2004	3,000	2,994
Freddie Mac
1.060% due 02/02/2004	200	200
1.090% due 02/13/2004	3,000	2,996
1.040% due 02/26/2004	2,000	1,997
General Electric Capital Corp.
1.080% due 02/17/2004	500	499
KFW International Finance, Inc.
1.075% due 02/23/2004	900	899
Lloyds TSB Bank PLC
1.090% due 03/09/2004	900	898
National Australia Bank Ltd.
1.075% due 02/10/2004	500	499
Royal Bank of Scotland
1.080% due 02/03/2004	500	500
1.070% due 03/03/2004	500	499
UBS Finance, Inc.
1.090% due 03/31/2004	500	499
UniCredit Delaware
1.090% due 02/06/2004	900	899

		18,873

Repurchase Agreement 1.8%
State Street Bank
0.800% due 01/02/2004	$474	$474

(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 2.000% due 11/15/2004 valued at $484. Repurchase proceeds are $474.)
Total Short-Term Instruments (Cost $21,647)		21,647

Total Investments 99.5% (Cost $26,907)		$26,907
Other Assets and Liabilities (Net) 0.5%		136

Net Assets 100.0%		$27,043

Notes to Schedule of Investments:

(a)	Variable rate security. The rate listed is as of December 31, 2003.

See accompanying notes | 12.31.03 | Annual Report	7

Notes to Financial Statements

December 31, 2003

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

8	Annual Report | 12.31.03

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.35%
Administrative Class	0.50%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

4. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences(1)	Accumulated Capital Losses(2)	Post-October Deferral
$4	$0	$0	$(1)	$(3)	$0

(1)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(2)	Capital loss carryover expires in December 31, 2010.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$26,907	$0	$0	$0

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$203	$0	$0

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$10
Administrative Class	18,326	18,326	38,288	38,288

Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	203	203	291	291

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(17,348)	(17,348)	(25,589)	(25,589)

Net increase resulting from Portfolio share transactions	1,181	$1,181	12,990	$12,990

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	1	99

10	Annual Report | 12.31.03

6. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

12.31.03 | Annual Report	11

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

12.31.03 | Annual Report	13

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	14

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Real Return Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Real Return Portfolio Institutional Class	9.00%	12.18%
Lehman Brothers Global Real: U.S. TIPS Index	8.40%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Global Real: U.S. TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging market securities. Treasury Inflation Protection Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest), however, the shares of the Portfolio are not.

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the 12 months ended December 31, 2003, the Portfolio’s Institutional Class shares returned 9.00%, versus the 8.40% return for the benchmark Lehman Brothers Global Real: U.S. TIPS Index.

•	For the year, real yields decreased by 0.31%, compared to the 0.43% rise for nominal U.S. Treasury issues of similar maturities.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.31% at December 31, 2003 for 10-year maturities. This compares to a breakeven yield of 1.57% on December 31, 2002. The 12-month non-seasonally adjusted Consumer Price Indexes for all Urban Consumers change for the period ended December 31, 2003, was 1.88%.

•	On December 31, 2003, the Portfolio’s effective duration was 7.25 years, compared to a duration of 7.30 years for its benchmark.

•	The Portfolio’s duration from TIPS was slightly longer than the benchmark for the period, which was positive for performance as real yields dropped.

•	The Portfolio reduced overall account duration through short positions in nominal treasuries and treasury futures, which was positive for performance as nominal yields rose.

•	The Portfolio was overweight shorter maturity TIPS. This was positive for performance compared to the benchmark, as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Portfolio’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Portfolio.

•	Option writing created additional income for the Portfolio, as rates stayed within the forecasted range.

•	An allocation to emerging market bonds helped returns, as credit fundamentals within the asset class continued to improve.

•	A modest allocation to mortgages was slightly positive for performance, as mortgages slightly outperformed nominal treasuries for the year; however, the Portfolio’s selection of higher coupon mortgages detracted from relative performance.

•	The Portfolio’s exposure to Eurozone issues was negative for performance, as nominal interest rates on these Eurozone securities increased during 2003.

2	Annual Report | 12.31.03

Financial Highlights

Real Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003		12/31/2002		12/31/2001	04/10/2000-12/31/2000

Net asset value beginning of period	$11.90		$10.56		$10.34	$10.11
Net investment income (a)	0.25		0.49		0.57	0.62
Net realized/unrealized gain on investments (a)	0.81		1.36		0.43	0.23
Total income from investment operations	1.06		1.85		1.00	0.85
Dividends from net investment income	(0.34)		(0.49)		(0.64)	(0.62)
Distributions from net realized capital gains	(0.26)		(0.02)		(0.14)	0.00
Total distributions	(0.60)		(0.51)		(0.78)	(0.62)
Net asset value end of period	$12.36		$11.90		$10.56	$10.34
Total return	9.00%		17.93%		9.79%	8.73%
Net assets end of period (000s)	$26,540		$16		$14	$3,294
Ratio of net expenses to average net assets	0.51	%(b)	0.51	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets	2.06%		4.40%		5.32%	8.41%*
Portfolio turnover rate	738%		87%		58%	18%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Real Return Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$604,319
Cash	1
Receivable for investments sold	9,348
Receivable for Portfolio shares sold	874
Interest and dividends receivable	1,018

615,560

Liabilities:
Payable for investments purchased	$304,876
Unrealized depreciation on forward foreign currency contracts	50
Payable for short sale	8,172
Written options outstanding	437
Payable for Portfolio shares redeemed	55
Accrued investment advisory fee	64
Accrued administration fee	64
Accrued servicing fee	31
Variation margin payable	3
Other liabilities	239
313,991

Net Assets	$301,569

Net Assets Consist of:
Paid in capital	$292,624
Undistributed net investment income	6,267
Accumulated undistributed net realized gain	(1,515)
Net unrealized appreciation	4,193

$301,569

Net Assets:
Institutional Class	$26,540
Administrative Class	275,029

Shares Issued and Outstanding:
Institutional Class	2,147
Administrative Class	22,251

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$12.36
Administrative Class	12.36

Cost of Investments Owned	$599,863

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Real Return Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$5,618

Total Income	5,618

Expenses:
Investment advisory fees	493
Administration fees	493
Distribution and/or servicing fees—Administrative Class	268
Trustees’ fees	2
Interest expense	19
Miscellaneous expense	2

Total Expenses	1,277

Net Investment Income	4,341

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,905
Net realized gain on futures contracts, options, and swaps	691
Net realized (loss) on foreign currency transactions	(33)
Net change in unrealized appreciation on investments	486
Net change in unrealized appreciation on futures contracts, options, and swaps	127
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(49)
Net Gain	11,127

Net Increase in Assets Resulting from Operations	$15,468

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,341	$1,329
Net realized gain	10,563	231
Net change in unrealized appreciation	564	3,524

Net increase resulting from operations	15,468	5,084

Distributions to Shareholders:
From net investment income
Institutional Class	(377)	(1)
Administrative Class	(3,967)	(1,328)
From net realized capital gains
Institutional Class	(541)	0
Administrative Class	(5,360)	(140)

Total Distributions	(10,245)	(1,469)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	25,638	0
Administrative Class	258,368	88,409
Issued as reinvestment of distributions
Institutional Class	917	1
Administrative Class	9,318	1,468
Cost of shares redeemed
Institutional Class	(751)	0
Administrative Class	(87,884)	(10,173)
Net increase resulting from Portfolio share transactions	205,606	79,705

Total Increase in Net Assets	210,829	83,320

Net Assets:
Beginning of period	90,740	7,420
End of period*	$301,569	$90,740

*Including undistributed net investment income of:	$6,267	$162

6	Annual Report | 12.31.03 | See accompanying notes

Statement of Cash Flows

Real Return Portfolio

December 31, 2003

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities:
Sales of Portfolio shares	$283,439
Redemptions of Portfolio shares	(88,626)
Cash distributions paid	(10)
Proceeds from financing transactions	(76,275)
Net increase from financing activities	118,528

Operating Activities:
Purchases of long-term securities	(1,619,885)
Proceeds from sales of long-term securities	1,673,222
Purchases of short-term securities (net)	(177,730)
Net investment income	4,341
Change in other receivables/payables (net)	1,524
Net (decrease) from operating activities	(118,528)
Increase in Cash	0

Cash:
Beginning of period	1
End of period	$1

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments

Real Return Portfolio

December 31, 2003

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 5.8%

Banking & Finance 3.9%
CIT Group, Inc.
2.400% due 01/09/2004 (a)		$2,300	$2,300
Ford Motor Credit Co.
5.750% due 02/23/2004		1,500	1,509
3.035% due 10/25/2004 (a)		200	202
1.600% due 07/18/2005 (a)		300	298
General Motors Acceptance Corp.
1.880% due 01/20/2004 (a)		1,600	1,600
Pemex Project Funding Master Trust
7.375% due 12/15/2014		500	536
8.625% due 02/01/2022		200	222
Phoenix Quake Wind Ltd.
3.600% due 07/03/2008 (a)		2,500	2,532
Residential Reinsurance Ltd.
6.123% due 06/08/2006 (a)		1,000	1,015
Studio RE Ltd.
6.250% due 07/07/2006 (a)		750	757
Travelers Property Casualty Corp.
3.750% due 03/15/2008		100	101
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		700	699

			11,771

Industrials 0.4%
Alcan, Inc.
1.430% due 12/08/2004 (a)		1,100	1,100
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		100	108

			1,208

Utilities 1.5%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		100	110
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)		1,500	1,505
Verizon Wireless Capital LLC
1.240% due 05/23/2005 (a)		2,800	2,798

			4,413

Total Corporate Bonds & Notes (Cost $17,287)			17,392

MUNICIPAL BONDS & NOTES 3.3%

Arizona 0.5%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.150% due 12/01/2037 (a)		1,400	1,400

Missouri 1.6%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.190% due 06/01/2031 (a)		5,000	5,000

Pennsylvania 0.2%
Pennsylvania State Higher Education Student Loan Agency Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.190% due 12/01/2040 (a)		600	600

Texas 1.0%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.240% due 12/01/2039 (a)		2,200	2,200
Panhandle-Plains, Texas Higher Education Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.150% due 04/01/2031 (a)		700	700

			2,900

Total Municipal Bonds & Notes (Cost $9,900)			9,900

U.S. TREASURY OBLIGATIONS 101.8%
Treasury Inflation Protected Securities (b)(c)
3.375% due 01/15/2007		6,410	6,946
4.625% due 01/15/2008		51,779	57,281
3.875% due 01/15/2009		25,335	28,616
4.250% due 01/15/2010		37,043	43,077
3.500% due 01/15/2011		16,444	18,484
3.375% due 01/15/2012		14,142	15,829
3.000% due 07/15/2012		38,819	42,331
1.875% due 07/15/2013		16,085	15,975
3.625% due 04/15/2028		15,937	19,752
3.875% due 04/15/2029		43,243	56,040
3.375% due 04/15/2032		2,081	2,572

Total U.S. Treasury Obligations (Cost $302,840)			306,903

MORTGAGE-BACKED SECURITIES 3.4%

Collateralized Mortgage Obligations 3.4%
Bear Stearns Adjustable Rate Mortgage Trust
4.391% due 01/25/2034 (a)		9,997	10,184

Fannie Mae 0.0%
3.563% due 11/01/2024 (a)		25	26

Total Mortgage-Backed Securities (Cost $10,172)			10,210

ASSET-BACKED SECURITIES 4.7%
Asset-Backed Securities Corp. Home Equity
1.662% due 01/15/2033 (a)		3,389	3,402
Bayview Financial Acquisition Trust
1.591% due 08/28/2034 (a)		4,719	4,733
Bear Stearns Asset-Backed Securities, Inc.
1.591% due 07/25/2033 (a)		1,512	1,516
Federated Student Finance Corp
1.130% due 06/01/2038 (a)		600	600
Redwood Capital Ltd.
3.463% due 01/01/2006 (a)		1,000	1,000
5.013% due 01/01/2006 (a)		1,000	1,000
Renaissance Home Equity Loan Trust
1.521% due 12/25/2032 (a)		1,866	1,868
Residential Asset Securities Corp.
1.462% due 01/25/2034 (a)		100	100

Total Asset-Backed Securities (Cost $14,193)			14,219

SOVEREIGN ISSUES 0.7%
Republic of Brazil
2.000% due 04/15/2006 (a)		160	158
2.062% due 04/15/2009 (a)		129	122
8.000% due 04/15/2014		616	606
11.000% due 08/17/2040		200	219
Republic of Colombia
10.000% due 01/23/2012		350	385
United Mexican States
6.375% due 01/16/2013		700	728

Total Sovereign Issues (Cost $2,069)			2,218

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 0.7%
Pylon Ltd.
3.645% due 12/18/2008	EC	700	883
6.045% due 12/22/2008		1,100	1,387

Total Foreign Currency-Denominated Issues (Cost $2,186)			2,270

PURCHASED PUT OPTIONS 0.0%
U.S. Treasury Inflation Protected Securities (OTC)
3.875% due 01/15/2009
Strike @ 95.000
Exp. 02/20/2004		14,000	0
4.250% due 01/15/2010
Strike @ 96.000
Exp. 02/20/2004		40,000	1

Total Purchased Put Options (Cost $8)			1

SHORT-TERM INSTRUMENTS 80.0%

Certificates of Deposit 3.8%
Bank of America N.A.
1.100% due 03/15/2004		5,500	5,500
Citibank N.A.
1.090% due 01/30/2004		5,200	5,200
1.095% due 02/19/2004		300	300
1.085% due 03/18/2004		300	300

			11,300

Commercial Paper 75.2%
ABN AMRO Mortgage Corp.
1.085% due 02/03/2004		8,000	7,992
Anz (Delaware), Inc.
1.070% due 01/12/2004		7,000	6,998
Barclays U.S. Funding Corp.
1.055% due 01/12/2004		6,000	5,998
BP Amoco Capital PLC
1.065% due 02/09/2004		7,500	7,492
CBA (de) Finance
1.070% due 02/17/2004		2,400	2,397
1.075% due 02/20/2004		1,800	1,797
CDC Commercial Corp.
1.080% due 01/15/2004		8,000	7,997
Danske Corp.
1.080% due 02/13/2004		8,000	7,990
European Investment Bank
1.060% due 02/10/2004		8,000	7,991
Fannie Mae
1.080% due 02/02/2004		2,500	2,498
1.010% due 02/03/2004		1,300	1,299
1.000% due 02/04/2004		700	699
1.070% due 02/11/2004		8,700	8,690
1.080% due 02/25/2004		500	499
1.065% due 03/10/2004		15,000	14,969
1.050% due 03/17/2004		13,100	13,070
1.090% due 03/24/2004		1,000	997
1.030% due 03/31/2004		1,400	1,396
1.075% due 04/01/2004		500	499
Federal Home Loan Bank
1.050% due 01/14/2004		25,400	25,391
1.045% due 03/19/2004		1,400	1,397
Freddie Mac
1.060% due 01/08/2004		1,200	1,200
1.575% due 01/21/2004		10,800	10,794
1.060% due 02/02/2004		6,400	6,394
1.080% due 02/12/2004		10,000	9,988
General Electric Capital Corp.
1.090% due 02/24/2004		2,600	2,596
1.105% due 03/12/2004		4,000	3,991
1.110% due 04/08/2004		400	399
1.090% due 04/13/2004		900	897
HBOS Treasury Services PLC
1.115% due 04/13/2004		8,000	7,975
KFW International Finance, Inc.
1.075% due 02/23/2004		8,000	7,988
Lloyds TSB Bank PLC
1.060% due 01/22/2004		6,000	5,996
Nestle Capital Corp.
1.060% due 02/09/2004		7,000	6,992
Rabobank Netherland NV
1.050% due 01/14/2004		6,000	5,998
Royal Bank of Scotland PLC
1.085% due 01/20/2004		3,700	3,698
1.085% due 02/12/2004		4,000	3,995

8	Annual Report | 12.31.03 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Shell Finance
1.090% due 03/09/2004	$2,000	$1,996
1.100% due 03/16/2004	5,000	4,989
UBS Finance, Inc.
1.085% due 02/17/2004	5,000	4,993
Westpac Trust Securities NZ Ltd.
1.100% due 04/07/2004	8,000	7,977

		226,912

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004	2,291	2,291

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/17/2004 valued at $2,337. Repurchase proceeds are $2,291.)
U.S. Treasury Bills 0.2%
1.010% due 03/11/2004 - 03/18/2004 (d)(e)(f)	705	703

Total Short-Term Instruments (Cost $241,208)		241,206

Total Investments 200.4% (Cost $599,863)		$604,319
Written Options (g) (0.1%) (Premiums $558)		(437)
Other Assets and Liabilities (Net) (100.3%)		(302,313)

Net Assets 100.0%		$301,569

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $303,600 and $306,663, respectively, as of December 31, 2003.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $204 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March Futures
(03/2004)—Short	4	$(1)
U.S. Treasury 10-Year Note
(03/2004)—Short	22	6

		$5

(e)	Security, or a portion thereof, has been pledged as collateral for swap and/or swaption contracts. The aggregate market value for all securities pledged as collateral was $499 as of December 31, 2003.
(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(g)	Premiums received on written options:

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.800%**
Exp. 10/07/2004	$9,300,000	$81	$76
Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 10/07/2004	6,400,000	70	74
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.000%*
Exp. 10/07/2004	9,300,000	91	71
Put—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 6.500%*
Exp. 10/07/2004	6,400,000	39	28
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 11/02/2004	16,300,000	144	111
Put—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 7.000%**
Exp. 11/02/2004	16,300,000	133	77

		$558	$437

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.750	08/15/2010	$3,100	$3,477	$3,461
U.S. Treasury Note	3.625	05/15/2013	300	288	286
U.S. Treasury Note	4.250	08/15/2013	4,400	4,407	4,325

				$8,172	$8,072

(i)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	1,800	01/2004	$0	$(50)	$(50)

(j)	Principal amount denoted in indicated currency:

EC - Euro

See accompanying notes | 12.31.03 | Annual Report	9

Notes to Financial Statements

December 31, 2003

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10	Annual Report | 12.31.03

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon

12	Annual Report | 12.31.03

quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,857,823	$1,663,100	$64,123	$7,186

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$0
Sales	710
Closing Buys	0
Expirations	(152)
Exercised	0

Balance at 12/31/2003	$558

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$6,301	$383	$(258)	$0	$0	$(100)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures and foreign currency transactions.
(2)	Capital losses realized during the period November 1, 2003 through December 31, 2003 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(3)

$601,700	$2,646	$(27)	$2,619

(3)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

$8,444	$1,801	$0

(4)	Includes short-term capital gains.

14	Annual Report | 12.31.03

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,134	$25,638	0	$0
Administrative Class	21,042	258,368	7,686	88,409

Issued as reinvestment of distributions
Institutional Class	74	917	0	1
Administrative Class	755	9,318	128	1,468

Cost of shares redeemed
Institutional Class	(62)	(751)	0	0
Administrative Class	(7,171)	(87,884)	(890)	(10,173)

Net increase resulting from Portfolio share transactions	16,772	$205,606	6,924	$79,705

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	5	65

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

12.31.03 | Annual Report	15

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Real Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Real Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

16	Annual Report | 12.31.03

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None
Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

12.31.03 | Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report | 12.31.03

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST STOCKSPLUS GROWTH AND INCOME PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

StocksPLUS Growth and Income Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

StocksPLUS Growth and Income Portfolio Institutional Class	30.44%	-4.27%
S&P 500 Index	28.68%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/28/2000, compared to the S&P 500 Index, which is an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The StocksPLUS Growth and Income Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments.

•	The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 28.68% for the 12 months ended December 31, 2003, as signs of economic recovery and the related growing investor confidence fueled a rally in the stock market.

•	In comparison, the Portfolio’s Institutional Class outperformed the S&P 500 Index by returning 30.44% for the same period.

•	A broader exposure to the yield curve enhanced returns as this strategy captured additional income and reaped price gains by “rolling down” a steep short/intermediate maturity yield curve.

•	The positive yield curve impact was tempered as 1- to 5-year yields, where the Portfolio’s interest rate (duration) exposure was concentrated, increased on signs of growing economic momentum.

•	Mortgage-backed securities enhanced Portfolio yield and credit quality, although exposure to the sector was slightly negative for overall performance due to high levels of market volatility and the associated widening of yield spreads.

•	Corporate holdings provided attractive yield and positive price performance as rising profits stimulated investor demand.

•	Other strategies, including real return holdings and a small position in emerging market bonds, enhanced performance and provided diversification.

2	Annual Report | 12.31.03

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		04/28/2000-12/31/2000

Net asset value beginning of period	$7.27	$9.36		$11.05		$13.21
Net investment income (a)	0.19	0.23		0.45		0.49
Net realized/unrealized gain (loss) on investments (a)	2.01	(2.10)		(1.71)		(1.48)
Total income (loss) from investment operations	2.20	(1.87)		(1.26)		(0.99)
Dividends from net investment income	(0.18)	(0.22)		(0.43)		(0.63)
Distributions from net realized capital gains	0.00	0.00		0.00		(0.54)
Total distributions	(0.18)	(0.22)		(0.43)		(1.17)
Net asset value end of period	$9.29	$7.27		$9.36		$11.05
Total return	30.44%	(20.08)%		(11.28)%		(7.91)%
Net assets end of period (000s)	$2,203	$786		$187		$63
Ratio of net expenses to average net assets	0.50%	0.50	%(d)	0.52	%(b)(c)	0.50%*
Ratio of net investment income to average net assets	2.31%	2.84%		4.60%		5.79%*
Portfolio turnover rate	134%	192%		547%		350%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.53% for the period ended December 31, 2001.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2002.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$268,193
Cash	422
Foreign currency, at value	183
Receivable for investments sold	3,120
Receivable for Portfolio shares sold	186
Interest and dividends receivable	854
Variation margin receivable	1,437
Unrealized appreciation on swap agreements	36

274,431

Liabilities:
Payable for investments purchased	$3,128
Unrealized depreciation on forward foreign currency contracts	7
Written options outstanding	32
Payable for Portfolio shares redeemed	282
Accrued investment advisory fee	92
Accrued administration fee	23
Accrued servicing fee	35
Variation margin payable	742
Other liabilities	7
4,348

Net Assets	$270,083

Net Assets Consist of:
Paid in capital	$357,703
Undistributed net investment income	1,393
Accumulated undistributed net realized (loss)	(100,870)
Net unrealized appreciation	11,857

$270,083

Net Assets:
Institutional Class	$2,203
Administrative Class	267,880

Shares Issued and Outstanding:
Institutional Class	237
Administrative Class	28,937

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$9.29
Administrative Class	9.26

Cost of Investments Owned	$267,959

Cost of Foreign Currency Held	$177

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$5,338
Miscellaneous income	1,557

Total Income	6,895

Expenses:
Investment advisory fees	968
Administration fees	242
Distribution and/or servicing fees—Administrative Class	361
Trustees’ fees	4
Organization Costs	1
Interest expense	1
Miscellaneous expense	10

Total Expenses	1,587

Net Investment Income	5,308

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	194
Net realized gain on futures contracts, options, and swaps	47,933
Net realized (loss) on foreign currency transactions	(71)
Net change in unrealized appreciation on investments	669
Net change in unrealized appreciation on futures contracts, options, and swaps	11,632
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	85
Net Gain	60,442

Net Increase in Assets Resulting from Operations	$65,750

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,308	$6,234
Net realized gain (loss)	48,056	(56,743)
Net change in unrealized appreciation (depreciation)	12,386	(3,568)

Net increase (decrease) resulting from operations	65,750	(54,077)

Distributions to Shareholders:
From net investment income
Institutional Class	(39)	(21)
Administrative Class	(5,180)	(6,408)

Total Distributions	(5,219)	(6,429)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,004	847
Administrative Class	59,278	121,856
Issued as reinvestment of distributions
Institutional Class	39	21
Administrative Class	5,180	6,408
Cost of shares redeemed
Institutional Class	(51)	(76)
Administrative Class	(75,677)	(108,884)
Net increase (decrease) resulting from Portfolio share transactions	(10,227)	20,172

Total Increase (Decrease) in Net Assets	50,304	(40,334)

Net Assets:
Beginning of period	219,779	260,113
End of period*	$270,083	$219,779

*Including undistributed net investment income of:	$1,393	$839

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.1%

Banking & Finance 3.4%
CIT Group, Inc.
5.625% due 05/17/2004	$700	$711
General Motors Acceptance Corp.
3.180% due 03/04/2005 (a)	900	914
2.410% due 10/20/2005 (a)	1,500	1,512
National Rural Utilities Cooperative Finance Corp.
2.160% due 04/26/2004 (a)	2,100	2,106
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	3,900	3,920

		9,163

Industrials 1.8%
Alcan, Inc.
1.430% due 12/08/2004 (a)	1,200	1,200
Coastal Corp.
6.200% due 05/15/2004	2,400	2,424
DaimlerChrysler North America Holding Corp.
1.970% due 09/26/2005 (a)	200	201
Enron Corp.
8.000% due 08/15/2005 (b)	1,700	540
Waste Management, Inc.
7.000% due 10/01/2004	300	311

		4,676

Utilities 0.9%
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)	2,500	2,508

Total Corporate Bonds & Notes (Cost $17,362)		16,347

MUNICIPAL BONDS & NOTES 1.2%

California 0.4%
Golden State Tobacco Securitization Corp. Revenue
Bonds, Series 2003
5.000% due 06/01/2021	1,100	1,094

North Carolina 0.7%
North Carolina State Educational Assistance Authority
Revenue Bonds, (GTD Insured), Series 2000
1.330% due 06/01/2009 (a)	2,057	2,058

Texas 0.1%
Brazos, Texas Higher Education Authority Revenue Bonds,
(GTD Student Loans Insured), Series 2003
1.230% due 12/01/2039 (a)	200	200

Total Municipal Bonds & Notes (Cost $3,352)		3,352

U.S. TREASURY OBLIGATIONS 6.1%
Treasury Inflation Protected Securities (e)
3.625% due 01/15/2008 (c)	14,429	15,962
3.875% due 01/15/2009	113	127
3.500% due 01/15/2011	319	359

Total U.S. Treasury Obligations (Cost $15,372)		16,448

MORTGAGE-BACKED SECURITIES 17.6%

Collateralized Mortgage Obligations 9.7%
Bear Stearns Adjustable Rate Mortgage Trust
5.980% due 06/25/2032 (a)	347	357
5.381% due 01/25/2033 (a)	1,058	1,074
4.391% due 01/25/2034 (a)	900	917
4.834% due 01/25/2034	1,686	1,697
Countrywide Alternative Loan Trust
5.875% due 07/25/2032	275	276
6.000% due 10/25/2033	1,870	1,906
CS First Boston Mortgage Securities Corp.
1.541% due 02/25/2032 (a)	481	482
1.477% due 03/25/2032 (a)	791	786
2.003% due 03/25/2032 (a)	1,785	1,779
5.741% due 05/25/2032 (a)	602	621
5.723% due 06/25/2032 (a)	190	192
6.184% due 06/25/2032 (a)	353	361
DLJ Mortgage Acceptance Corp.
1.641% due 06/25/2026 (a)	189	190
Fannie Mae
8.000% due 05/01/2030	53	57
8.000% due 06/01/2030	41	45
Federal Home Loan Bank
6.000% due 08/15/2026	272	276
Freddie Mac
5.500% due 11/15/2015	265	270
5.250% due 04/15/2026	163	164
6.000% due 01/15/2029	286	289
5.500% due 08/15/2030	1,975	2,010
GSR Mortgage Loan Trust
5.626% due 04/25/2032 (a)	412	413
Housing Securities, Inc.
1.820% due 07/25/2032 (a)(j)	103	102
MASTR Asset Securitization Trust
5.375% due 10/25/2032	141	142
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032	380	385
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	478	483
PNC Mortgage Securities Corp.
7.200% due 05/25/2040 (a)	29	29
Resecuritization Mortgage Trust
1.367% due 04/26/2021 (a)	28	28
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	866	893
Salomon Brothers Mortgage Securities VII, Inc.
4.841% due 12/25/2030 (a)	663	689
Structured Asset Securities Corp.
1.441% due 10/25/2027 (a)	758	757
6.500% due 10/25/2031 (a)	1,061	1,102
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	204	207
6.010% due 04/25/2031	122	122
5.430% due 02/25/2033 (a)	2,810	2,861
3.173% due 02/27/2034 (a)	1,052	1,070
2.741% due 08/25/2042 (a)	3,237	3,251

		26,283

Fannie Mae 4.5%
4.872% due 12/01/2036 (a)	992	1,009
5.000% due 12/01/2017 - 09/01/2018	1,856	1,896
5.161% due 09/01/2034 (a)	1,073	1,092
5.257% due 04/01/2033 (a)	721	737
6.000% due 04/01/2013 - 11/01/2033 (d)	7,097	7,391
6.500% due 09/01/2005	27	28
8.000% due 09/01/2031	96	103

		12,256

Freddie Mac 1.4%
6.000% due 07/01/2016 - 05/01/2033 (d)	3,157	3,267
6.500% due 08/01/2032	462	484

		3,751

Government National Mortgage Association 2.0%
3.500% due 05/20/2028 (a)	869	871
4.375% due 04/20/2024 - 04/20/2027 (a)(d)	2,412	2,465
4.750% due 08/20/2024 (a)	49	50
5.000% due 11/20/2029 (a)	529	541
8.000% due 04/15/2027 - 02/15/2031 (d)	1,252	1,366
8.500% due 04/20/2030	16	17

		5,310

Total Mortgage-Backed Securities (Cost $47,450)		47,600

ASSET-BACKED SECURITIES 2.9%
Ameriquest Mortgage Securities, Inc.
1.451% due 06/25/2032 (a)	313	313
Chase Funding Mortgage Loan Asset-Backed Certificates
1.511% due 10/25/2032 (a)	735	737
Countrywide Asset-Backed Certificates
1.401% due 05/25/2032 (a)	1,969	1,969
CS First Boston Mortgage Securities Corp.
1.451% due 01/25/2032 (a)	475	474
Green Tree Recreational Equipment & Consumer Trust
6.550% due 07/15/2028	63	63
Home Equity Mortgage Trust
1.471% due 11/25/2032 (a)	701	702
1.398% due 04/25/2034 (a)	800	800
SLM Student Loan Trust
1.130% due 06/17/2030 (a)	2,700	2,702

Total Asset-Backed Securities (Cost $7,759)		7,760

SOVEREIGN ISSUES 0.4%
Republic of Brazil
2.000% due 04/15/2006 (a)	1,040	1,026
2.062% due 04/15/2009 (a)	65	61
2.062% due 04/15/2009 (a)	129	122

Total Sovereign Issues (Cost $1,164)		1,209

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 98.250
Exp. 03/15/2004	90	1
Strike @ 97.625
Exp. 03/15/2004	40	0
S&P 500 Index March Futures
Strike @ 600.000
Exp. 03/19/2004	145	4

	Principal Amount (000s)

PNC Mortgage Securities Corp. (OTC)
5.430% due 05/25/2040
Strike @ 100.000
Exp. 04/01/2005	$1,300	0

Total Purchased Put Options (Cost $7)		5

	Shares

PREFERRED SECURITY 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)	173	1,834

Total Preferred Security (Cost $1,823)		1,834

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 64.3%

Certificates of Deposit 1.9%
Citibank N.A.
1.090% due 01/30/2004	$5,000	5,000
1.095% due 02/19/2004	100	100
1.085% due 03/18/2004	100	100

		5,200

Commercial Paper 33.2%
Anz (Delaware), Inc.
1.070% due 01/12/2004	1,300	1,300
1.075% due 02/19/2004	1,800	1,797
1.075% due 02/26/2004	800	799

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

StocksPLUS Growth and Income Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

Danske Corp.
1.080% due 01/21/2004	$1,600	$1,599
1.085% due 03/08/2004	1,900	1,896
Fannie Mae
1.080% due 02/02/2004	6,100	6,094
1.075% due 02/11/2004	3,400	3,396
1.075% due 02/18/2004	1,800	1,797
1.080% due 02/25/2004	4,300	4,293
1.030% due 03/31/2004	3,800	3,790
1.060% due 04/06/2004	1,100	1,097
Federal Home Loan Bank
1.059% due 01/16/2004	14,700	14,694
1.060% due 01/28/2004	1,800	1,799
1.040% due 03/12/2004	1,400	1,397
1.045% due 03/19/2004	2,100	2,095
Freddie Mac
1.060% due 01/08/2004	5,400	5,399
1.060% due 01/15/2004	14,600	14,594
1.075% due 02/05/2004	1,800	1,798
1.100% due 03/15/2004	400	399
1.110% due 03/22/2004	2,400	2,394
HBOS Treasury Services PLC
1.075% due 03/29/2004	1,000	997
Kraft Foods, Inc.
1.961% due 02/27/2004	3,600	3,600
Lloyds Bank PLC
1.060% due 01/22/2004	500	500
1.065% due 02/26/2004	2,600	2,596
Royal Bank of Scotland PLC
1.085% due 01/20/2004	2,800	2,798
1.075% due 02/03/2004	900	899
1.080% due 02/03/2004	1,400	1,399
Westpac Capital Corp.
1.075% due 02/05/2004	4,500	4,495

		89,711

Repurchase Agreement 2.5%
State Street Bank
0.800% due 01/02/2004	6,741	6,741

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/17/2004 valued at $6,876. Repurchase proceeds are $6,741.)

U.S. Treasury Bills 26.7%
0.987% due 03/04/2004 - 06/17/2004 (c)(d)	72,265	71,986

Total Short-Term Instruments (Cost $173,670)		173,638

Total Investments 99.3% (Cost $267,959)		$268,193

Written Options (f) (0.0%) (Premiums $88)		(32)

Other Assets and Liabilities (Net) 0.7%		1,922

Net Assets 100.0%		$270,083

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Security is in default.
(c)	Securities with an aggregate market value of $23,948 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 96.375
(06/2004)—Long	106	$(2)
Euribor Purchased Put Options
Strike @ 93.000
(12/2004)—Long	55	(1)
Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	10	4
Euribor December Futures
(12/2004)—Long	16	20
Euribor March Futures
(03/2005)—Long	11	11
Euribor June Futures
(06/2005)—Long	2	1
Euribor September Futures
(09/2005)—Long	2	1
Euribor December Futures
(12/2005)—Long	2	1
Eurodollar June Futures
(06/2004)—Short	136	(11)
Eurodollar September Futures
(09/2004)—Long	23	37
Eurodollar December Futures
(12/2004)—Long	9	4
Eurodollar March Futures
(03/2005)—Long	141	15
Eurodollar June Futures
(06/2005)—Long	4	1
Eurodollar September Futures
(09/2005)—Long	3	0
Eurodollar December Futures
(12/2005)—Long	3	0
Eurodollar March Futures
(03/2008)—Long	2	(1)
Eurodollar June Futures
(06/2008)—Long	2	(1)
Eurodollar September Futures
(09/2008)—Long	2	(1)
Eurodollar December Futures
(12/2008)—Long	2	(1)
S&P 500 Index March Futures
(03/2004)—Long	953	11,442
United Kingdom 90-Day LIBOR
Purchased Put Options
Strike @ 93.750
(06/2004)—Long	6	0
United Kingdom 90-Day LIBOR
Purchased Put Options
Strike @ 93.750
(06/2004)—Long	64	(1)
U.S. Treasury 5-Year Note
(03/2004)—Long	$9	$12
U.S. Treasury 10-Year Note
(03/2004)—Long	4	1

		$11,531

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CBOT U.S. Treasury Note March Futures
Strike @ 108.000
Exp. 02/21/2004	79	$70	$25
Put—CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	74	18	7

		$88	$32

(g)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004	$150	0
Received total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.700%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	4,734	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	400	1
Receive a fixed rate equal to 5.000% and the Portfolio will pay to the counterparty at par in the event of default of Sprint Capital Corp. 7.625% due 01/30/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004	2,000	35

		$36

(h)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	118	01/2004	$0	$(7)	$(7)

(i)	Principal amount denoted in indicated currency:

EC         -         Euro

(j)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $102 which is 0.04% of net assets.

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

10	Annual Report | 12.31.03

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$13	$20	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Organization Expenses. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$115,051	$109,246	$39,377	$50,781

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$74
Sales	504
Closing Buys	(92)
Expirations	(398)
Exercised	0

Balance at 12/31/2003	$88

12	Annual Report | 12.31.03

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral
$1,393	$0	$50	$0	$(89,298)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.
(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$267,958	$1,554	$(1,319)	$235

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

$5,219	$0	$0

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	131	$1,004	95	$847
Administrative Class	7,716	59,278	15,080	121,856

Issued as reinvestment of distributions
Institutional Class	4	39	3	21
Administrative Class	610	5,180	823	6,408

Cost of shares redeemed
Institutional Class	(6)	(51)	(10)	(76)
Administrative Class	(9,593)	(75,677)	(13,486)	(108,884)

Net increase resulting from Portfolio share transactions	(1,138)	$(10,227)	2,505	$20,172

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	3	90

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of StocksPLUS Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCOCommercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-InterestedTrustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

www.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST SHORT-TERM PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Short-Term Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Short-Term Portfolio Institutional Class	2.20%	4.51%
Citigroup 3-Month Treasury Bill Index	1.07%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/28/2000, compared to the Citigroup 3-Month Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Portfolio’s share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The total return performance of the Portfolio’s Institutional Class was 2.20% for the 12-month period ended December 31, 2003, versus a return of 1.07% for the benchmark Citigroup 3-Month Treasury Bill Index.

•	A duration longer than the effective duration of the benchmark was neutral for performance as rates were volatile throughout the latter half of the year.

•	A mortgage emphasis detracted from returns as the sector was adversely affected by historic levels of volatility.

•	An emphasis on corporate bonds was positive as profit growth and margins improved; positive security selection of telecom and auto issues added to returns.

•	Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates during the second half of the year.

•	Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve.

•	Asset-backed bonds added to returns due to their relatively high yields.

•	Short maturity Eurozone exposure was a slight positive, as short maturities fell more than similar U.S. maturities did during the year.

•	Option strategies added incremental income and contributed positively to overall performance.

2	Annual Report | 12.31.03

Financial Highlights

Short-Term Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002	12/31/2001		04/28/2000-12/31/2000

Net asset value beginning of period	$10.08	$10.08	$10.01		$10.00
Net investment income (a)	0.15	0.30	0.53		0.45
Net realized/unrealized gain (loss) on investments (a)	0.07	(0.01)	0.12		0.01
Total income from investment operations	0.22	0.31	0.65		0.46
Dividends from net investment income	(0.19)	(0.30)	(0.54)		(0.45)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.04)		0.00
Total distributions	(0.20)	(0.31)	(0.58)		(0.45)
Net asset value end of period	$10.10	$10.08	$10.08		$10.01
Total return	2.20%	3.18%	6.59%		4.64%
Net assets end of period (000s)	$14,932	$4,893	$4,093		$3,388
Ratio of net expenses to average net assets	0.45%	0.45%	0.47	%(b)(c)	0.45%*
Ratio of net investment income to average net assets	1.45%	2.99%	5.30%		6.56%*
Portfolio turnover rate	199%	60%	94%		281%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 2001.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Short-Term Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$18,886
Cash	1
Foreign currency, at value	35
Receivable for investments sold	1,283
Receivable for Portfolio shares sold	1,425
Interest and dividends receivable	75
Variation margin receivable	1
Unrealized appreciation on swap agreements	18

21,724

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$1
Payable for short sale	826
Written options outstanding	8
Payable for Portfolio shares redeemed	1
Accrued investment advisory fee	4
Accrued administration fee	3
Accrued servicing fee	1
844

Net Assets	$20,880

Net Assets Consist of:
Paid in capital	$20,824
Undistributed (overdistributed) net investment income	(1)
Accumulated undistributed net realized gain	14
Net unrealized appreciation	43

$20,880

Net Assets:
Institutional Class	$14,932
Administrative Class	5,948

Shares Issued and Outstanding:
Institutional Class	1,479
Administrative Class	589

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.10
Administrative Class	10.10

Cost of Investments Owned	$18,864

Cost of Foreign Currency Held	$34

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Short-Term Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$284
Miscellaneous income	15

Total Income	299

Expenses:
Investment advisory fees	38
Administration fees	31
Distribution and/or servicing fees—Administrative Class	9

Total Expenses	78

Net Investment Income	221

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(27)
Net realized gain on futures contracts, options, and swaps	121
Net realized (loss) on foreign currency transactions	(2)
Net change in unrealized (depreciation) on investments	(13)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(7)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1

Net Gain	73

Net Increase in Assets Resulting from Operations	$294

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$221	$227
Net realized gain (loss)	92	(25)
Net change in unrealized appreciation (depreciation)	(19)	50

Net increase resulting from operations	294	252

Distributions to Shareholders:
From net investment income
Institutional Class	(160)	(136)
Administrative Class	(97)	(91)
From net realized capital gains
Institutional Class	(18)	(7)
Administrative Class	(8)	(6)

Total Distributions	(283)	(240)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	12,584	945
Administrative Class	3,690	3,406
Issued as reinvestment of distributions
Institutional Class	178	142
Administrative Class	105	97
Cost of shares redeemed
Institutional Class	(2,724)	(290)
Administrative Class	(2,197)	(855)
Net increase resulting from Portfolio share transactions	11,636	3,445

Total Increase in Net Assets	11,647	3,457

Net Assets:
Beginning of period	9,233	5,776
End of period*	$20,880	$9,233

*Including undistributed (overdistributed) net investment income of:	$(1)	$6

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Short-Term Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 9.7%

Banking & Finance 5.0%
Bear Stearns Cos., Inc.
1.560% due 09/21/2004 (a)	$100	$100
CIT Group, Inc.
5.500% due 02/15/2004	130	131
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	80	87
Ford Motor Credit Co.
5.750% due 02/23/2004	150	151
6.700% due 07/16/2004	40	41
General Motors Acceptance Corp.
1.880% due 05/17/2004 (a)	75	75
2.410% due 10/20/2005 (a)	100	101
Household Finance Corp.
1.357% due 02/27/2004 (a)	100	100
6.700% due 11/15/2005	40	43
Merrill Lynch & Co., Inc.
1.470% due 05/21/2004 (a)	105	105
Nordea Bank Denmark
1.570% due 05/28/2007 (a)	50	50
Popular N.A., Inc.
6.625% due 01/15/2004	60	60

		1,044

Industrials 2.8%
Alcan, Inc.
1.430% due 12/08/2004 (a)	40	40
Fort James Corp.
6.625% due 09/15/2004	10	10
Jones Intercable, Inc.
8.875% due 04/01/2007	100	104
Kellogg Co.
6.625% due 01/29/2004	60	60
Mirage Resorts, Inc.
6.625% due 02/01/2005	20	21
Norfolk Southern Corp.
7.875% due 02/15/2004	100	101
PanAmSat Corp.
6.125% due 01/15/2005	40	41
Pioneer National Resources Co.
8.875% due 04/15/2005	50	54
TCI Communications, Inc.
8.650% due 09/15/2004	40	42
Time Warner, Inc.
7.975% due 08/15/2004	100	104

		577

Utilities 1.9%
DTE Energy Co.
6.000% due 06/01/2004	25	25
Edison International, Inc.
6.875% due 09/15/2004	50	52
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	96
Ohio Edison Co.
4.000% due 05/01/2008	30	29
Progress Energy, Inc.
6.550% due 03/01/2004	50	50
Sprint Capital Corp.
5.875% due 05/01/2004	50	51
7.900% due 03/15/2005	90	96
		399

Total Corporate Bonds & Notes (Cost $2,012)		2,020

MUNICIPAL BONDS & NOTES 1.9%

California 0.4%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	100	100

Michigan 0.5%
Michigan Higher Education Student Loan Authority Revenue Bonds, (AMBAC Insured), Series 2003
1.100% due 09/01/2033 (a)	100	100

Missouri 0.5%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.150% due 09/01/2043 (a)	100	100

Texas 0.5%
Brazos Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.240% due 12/01/2039 (a)	100	100

Total Municipal Bonds & Notes (Cost $400)		400

U.S. GOVERNMENT AGENCIES 0.9%
Federal Home Loan Bank
6.270% due 08/26/2004	175	178

Total U.S. Government Agencies (Cost $180)		178

U.S. TREASURY OBLIGATIONS 2.9%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	152	164
3.625% due 01/15/2008	389	431

Total U.S. Treasury Obligations (Cost $598)		595

MORTGAGE-BACKED SECURITIES 10 .3%

Collateralized Mortgage Obligations 5.6%
Bank of America Mortgage Securities, Inc.
6.382% due 07/25/2032 (a)	31	32
5.736% due 10/20/2032 (a)	24	24
Bear Stearns Adjustable Rate Mortgage Trust
4.834% due 12/25/2033	50	50
4.391% due 01/25/2034 (a)	50	51
1.421% due 02/25/2034 (a)	100	100
Countrywide Home Loans, Inc.
4.828% due 09/19/2032 (a)	19	19
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	185	184
5.738% due 05/25/2032 (a)	19	19
1.481% due 07/25/2032 (a)	25	25
First Republic Mortgage Loan Trust
1.462% due 08/15/2032 (a)	89	89
Freddie Mac
5.500% due 08/15/2004	11	12
5.625% due 07/15/2028	13	13
5.750% due 06/15/2029	11	11
5.500% due 08/15/2030	139	142
5.750% due 05/15/2031	9	9
Structured Asset Mortgage Investments, Inc.
1.480% due 09/19/2032 (a)	87	86
Structured Asset Securities Corp.
1.620% due 07/25/2032 (a)	50	50
1.431% due 01/25/2033 (a)	41	41
1.618% due 11/25/2033 (a)	38	38
Wachovia Bank Commercial Mortgage Trust
1.310% due 06/15/2013 (a)	40	40
Washington Mutual Mortgage Securities Corp.
5.780% due 02/25/2031 (a)	51	52
5.175% due 10/25/2032 (a)	19	20
2.779% due 06/25/2042 (a)	55	56

		1,163

Fannie Mae 3.0%
5.257% due 10/01/2031	104	107
5.500% due 11/01/2016-09/01/2017 (b)	426	442
6.000% due 06/01/2017	78	82

		631

Freddie Mac 0.6%
6.500% due 08/01/2032	29	30
9.500% due 12/01/2019	92	103

		133

Government National Mortgage Association 0.9%
4.000% due 02/20/2032 (a)	$156	$158
6.000% due 03/15/2032	30	31

		189

Stripped Mortgage-Backed Securities 0.2%
MLCC Mortgage Investors, Inc. (IO)
1.236% due 03/25/2028 (a)	318	9
Sequoia Mortgage Funding Co. (IO)
0.800% due 10/21/2008	2,407	28

		37

Total Mortgage-Backed Securities (Cost $2,147)		2,153

ASSET-BACKED SECURITIES 4.4%
Ameriquest Mortgage Securities, Inc.
1.291% due 11/25/2033 (a)	48	48
Bear Stearns Asset-Backed Securities, Inc.
1.471% due 10/25/2032 (a)	18	19
BRAZOS Student Loan Finance Corp.
1.150% due 10/01/2035 (a)	100	100
CDC Mortgage Capital Trust
1.481% due 01/25/2032 (a)	33	33
1.511% due 08/25/2033 (a)	29	29
Centex Home Equity Loan Trust
1.441% due 09/25/2033 (a)	48	48
Chase Funding Loan Acquisition Trust
1.491% due 07/25/2031 (a)	14	14
Contimortgage Home Equity Loan Trust
1.342% due 04/15/2029 (a)	74	74
Countrywide Asset-Backed Certificates
1.511% due 05/25/2032 (a)	26	26
CS First Boston Mortgage Securities Corp.
1.581% due 08/25/2032 (a)	14	14
Financial Asset Securities Corp. AAA Trust
1.248% due 09/25/2033 (a)	25	25
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.491% due 09/25/2032 (a)	45	45
2.820% due 02/25/2034 (a)	30	31
Home Equity Asset Trust
1.578% due 02/25/2033 (a)	50	50
1.551% due 03/25/2033 (a)	30	30
Home Equity Mortgage Trust
1.418% due 04/25/2034 (a)	50	50
Irwin Home Equity Loan Trust
1.411% due 07/25/2032 (a)	42	42
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.481% due 08/25/2033 (a)	47	47
Morgan Stanley Dean Witter Capital I, Inc.
1.511% due 07/25/2030 (a)	13	13
New Century Home Equity Loan Trust
1.288% due 11/25/2033 (a)	49	49
Novastar Home Equity Loan
1.471% due 09/25/2031 (a)	17	17
Renaissance Home Equity Loan Trust
1.581% due 08/25/2033 (a)	19	19
Residential Asset Mortgage Products, Inc.
1.480% due 12/25/2033 (a)	50	50
Saxon Asset Securities Trust
1.411% due 01/25/2032 (a)	15	15
1.541% due 12/25/2032 (a)	18	18
Terwin Mortgage Trust
1.698% due 09/25/2033 (a)	21	21

Total Asset-Backed Securities (Cost $926)		927

SOVEREIGN ISSUES 0.9%
Republic of Brazil
2.000% due 04/15/2006 (a)	116	114
10.000% due 01/16/2007	30	34
2.062% due 04/15/2009 (a)	32	31

Total Sovereign Issues (Cost $165)		179

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Short-Term Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%
America Online, Inc.
0.000% due 12/06/2019	$80	$51

Total Convertible Bonds & Notes (Cost $50)		51

SHORT-TERM INSTRUMENTS 59.3%

Certificates of Deposit 1.4%
Citibank N.A.
1.095% due 02/19/2004	300	300

Commercial Paper 28.7%
Anz (Delaware), Inc.
1.075% due 02/26/2004	200	200
BP Amoco Capital PLC
1.065% due 02/09/2004	500	499
Fannie Mae
1.080% due 01/28/2004	200	200
1.070% due 02/11/2004	200	200
1.075% due 02/18/2004	200	200
Federal Home Loan Bank
1.050% due 01/14/2004	1,900	1,899
Freddie Mac
1.060% due 01/08/2004	1,400	1,400
1.070% due 02/02/2004	300	300
HBOS Treasury Services PLC
1.095% due 03/19/2004	200	199
Kraft Foods, Inc.
2.080% due 02/27/2004 (a)	100	100
Royal Bank of Scotland PLC
1.085% due 01/20/2004	200	200
Shell Finance
1.100% due 03/16/2004	500	499
UBS Finance, Inc.
1.085% due 02/17/2004	100	100

		5,996

Repurchase Agreement 1.0%
State Street Bank
0.800% due 01/02/2004	207	207

(Dated 12/31/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $215. Repurchase proceeds are $207.)
U.S. Treasury Bills 28.2%
1.008% due 03/04/2004-06/17/2004 (b)(d)	5,905	5,880

Total Short-Term Instruments (Cost $12,386)		12,383

Total Investments 90.5% (Cost $18,864)		$18,886
Written Options (e)(0.0%) (Premiums $26)		(8)
Other Assets and Liabilities (Net) 9.5%		2,002

Net Assets 100.0%		$20,880

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $105 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor March Futures
(03/2005)—Long	1	$(1)
Euribor June Futures
(06/2005)—Long	1	(2)
Euribor September Futures
(09/2005)—Long	1	(2)
U.S. Treasury 10-Year Note
(03/2004)—Long	8	3

		$(2)

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	4	$3	$0
Put—CME Eurodollar June Futures
Strike @ 97.000
Exp. 06/14/2004	8	9	0
Put—CME Eurodollar June Futures
Strike @ 97.250
Exp. 06/14/2004	6	8	0

		$20	$0

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 5.000%**
Exp. 01/07/2005	$140,000	$3	$6
Put—OTC 7-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	140,000	3	1
Call—OTC AOL Time Warner, Inc.
0.000% due 12/06/2019
Exp. 06/14/2004	80,000	0	1

		$6	$8

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(f)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,000	$5
Receive a fixed rate equal to 1.450% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004		$30	0
Receive a fixed rate equal to 0.410% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004		100	0
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004		40	0
Receive a fixed rate equal to 16.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005		75	12
Receive a fixed rate equal to 0.730% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/20/2005		80	1

			$18

(g)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.000	02/15/2011	$200	$215	$211
U.S. Treasury Note	4.250	08/15/2013	610	611	601

				$826	$812

(h)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	15	01/2004	$0	$(1)	$(1)

(i)	Principal amount denoted in indicated currency:

EC - Euro

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

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Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

10	Annual Report | 12.31.03

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.45%
Administrative Class	0.60%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$21	$56	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$9,564	$7,882	$5,643	$5,374

12	Annual Report | 12.31.03

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$37
Sales	29
Closing Buys	(40)
Expirations	0
Exercised	0

Balance at 12/31/2003	$26

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral
$0	$37	$(2)	$(1)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(3)
$18,864	$40	$(18)	$22

(3)	Primary difference, if any, between book and tax net unrealized appreciation is attributable to interest only basis adjustment for federal income tax purposes.

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

$257	$26	$0

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Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,245	$12,584	95	$945
Administrative Class	365	3,690	339	3,406

Issued as reinvestment of distributions
Institutional Class	18	178	14	142
Administrative Class	10	105	10	97

Cost of shares redeemed
Institutional Class	(270)	(2,724)	(29)	(290)
Administrative Class	(217)	(2,197)	(85)	(855)

Net increase resulting from Portfolio share transactions	1,151	$11,636	344	$3,445

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	98
Administrative Class	4	88

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03 | See accompanying notes

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Short-Term Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Short-Term Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

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Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

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Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr.(58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO II ADMINISTRATIVE CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Total Return Portfolio II

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Total Return Portfolio II Administrative Class	5.01%	7.66%
Lehman Brothers Aggregate Bond Index	4.10%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio’s Administrative Class inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the Index.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Administrative Class returned 5.01% for the 12-month period ended December 31, 2003, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.10% for the period.

•	The Portfolio’s duration was similar to that of the benchmark throughout the period and had little effect on relative performance.

•	An emphasis on intermediate maturities was positive for performance given the steepness in that part of the yield curve.

•	Below-benchmark exposure to mortgages was negative, as this sector outperformed Treasuries for the year.

•	An underweight to corporates detracted from performance, although this impact was more than offset by positive security selection, particularly in the telecom and pipeline sectors.

•	An allocation to TIPS (Treasury Inflation Protected Securities) added to performance as these securities outperformed Treasuries of similar duration.

2	Annual Report | 12.31.03

Financial Highlights

Total Return Portfolio II (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		12/31/2000	05/28/1999-12/31/1999

Net asset value beginning of period	$10.09	$10.12		$10.24		$9.82	$10.00
Net investment income (a)	0.17	0.38		0.48		0.63	0.32
Net realized/unrealized gain (loss) on investments (a)	0.33	0.41		0.49		0.44	(0.18)
Total income from investment operations	0.50	0.79		0.97		1.07	0.14
Dividends from net investment income	(0.19)	(0.40)		(0.48)		(0.65)	(0.32)
Distributions from net realized capital gains	(0.09)	(0.42)		(0.61)		0.00	0.00
Total distributions	(0.28)	(0.82)		(1.09)		(0.65)	(0.32)
Net asset value end of period	$10.31	$10.09		$10.12		$10.24	$9.82
Total return	5.01%	7.97%		9.72%		11.30%	1.41%
Net assets end of period (000s)	$17,474	$16,882		$2,403		$2,203	$5,128
Ratio of net expenses to average net assets	0.65%	0.66	%(d)	0.65	%(c)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	1.62%	3.73%		4.56%		6.34%	5.38%
Portfolio turnover rate	863%	418%		606%		937%	378%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Total Return Portfolio II

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$17,452
Receivable for investments sold	215
Interest and dividends receivable	61
Variation margin receivable	11
Unrealized appreciation on swap agreements	2

17,741

Liabilities:
Payable for short sale	$218
Written options outstanding	21
Accrued investment advisory fee	4
Accrued administration fee	4
Accrued servicing fee	2
Swap premiums received	2
251

Net Assets	$17,490

Net Assets Consist of:
Paid in capital	$17,034
Undistributed net investment income	248
Accumulated undistributed net realized gain	(12)
Net unrealized appreciation	220

$17,490

Net Assets:
Institutional Class	$16
Administrative Class	17,474

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	1,694

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.31
Administrative Class	10.31

Cost of Investments Owned	$17,329

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Total Return Portfolio II

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$393
Miscellaneous income	1

Total Income	394

Expenses:
Investment advisory fees	44
Administration fees	43
Distribution and/or servicing fees—Administrative Class	26
Miscellaneous expense	1

Total Expenses	114

Net Investment Income	280

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	319
Net realized gain on futures contracts, options, and swaps	39
Net change in unrealized appreciation on investments	89
Net change in unrealized appreciation on futures contracts, options, and swaps	124
Net Gain	571

Net Increase in Assets Resulting from Operations	$851

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$280	$160
Net realized gain	358	219
Net change in unrealized appreciation (depreciation)	213	(55)

Net increase resulting from operations	851	324

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	(50)
Administrative Class	(323)	(110)
From net realized capital gains
Institutional Class	0	(48)
Administrative Class	(150)	(102)

Total Distributions	(475)	(310)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	0	14,872
Issued as reinvestment of distributions
Institutional Class	2	98
Administrative Class	473	212
Cost of shares redeemed
Institutional Class	(1,200)	(2,745)
Administrative Class	(260)	(600)
Net increase (decrease) resulting from Portfolio share transactions	(985)	11,837

Total Increase (Decrease) in Net Assets	(609)	11,851

Net Assets:
Beginning of period	18,099	6,248
End of period*	$17,490	$18,099

*Including undistributed net investment income of:	$248	$49

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Total Return Portfolio II

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6. 7%

Banking & Finance 2.8%
CIT Group, Inc.
5.500% due 02/15/2004	$30	$30
2.489% due 07/30/2004 (a)	40	40
2.660% due 01/31/2005 (a)	100	102
General Motors Acceptance Corp.
1.520% due 07/21/2004 (a)	100	100
3.070% due 05/19/2005 (a)	100	102
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	123

		497

Industrials 1.9%
DaimlerChrysler North America Holding Corp.
4.750% due 01/15/2008	170	174
El Paso Corp.
6.750% due 05/15/2009	50	48
Williams Cos., Inc.
7.875% due 09/01/2021	100	106

		328

Utilities 2.0%
AEP Texas Central Co.
2.430% due 02/15/2005	10	10
Appalachian Power Co.
4.800% due 06/15/2005	20	21
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)	100	100
Sprint Capital Corp.
7.625% due 01/30/2011	100	112
TXU Energy Co.
7.000% due 03/15/2013	100	111

		354

Total Corporate Bonds & Notes (Cost $1,115)		1,179

MUNICIPAL BONDS & NOTES 3.4%

California 0.6%
La Quinta, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2001
5.100% due 09/01/2031	100	103

New Jersey 1.3%
New Jersey Transportation Trust Fund Revenue Bonds, Series 2003
5.000% due 06/05/2013	50	56
Tobacco Settlement Financing Corp., Series 2003
4.375% due 06/01/2019	70	67
6.750% due 06/01/2039	100	99

		222

New York 0.7%
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.920% due 06/15/2023 (a)	25	28
New York Transitional Finance Authority Revenue Bonds, Series 2003
5.000% due 02/01/2033	100	102

		130

Texas 0.1%
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	20	20

Washington 0.7%
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2014	100	114

Total Municipal Bonds & Notes (Cost $580)		589

U.S. TREASURY OBLIGATIONS 10.4%

Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (b)	152	164
3.625% due 01/15/2008	275	304
3.875% due 01/15/2009	451	510
3.375% due 01/15/2012	313	350
3.000% due 07/15/2012	309	336
3.875% due 04/15/2029	113	146

Total U.S. Treasury Obligations (Cost $1,759)		1,810

MORTGAGE-BACKED SECURITIES 16.4%

Collateralized Mortgage Obligations 9.1%
Bear Stearns Adjustable Rate Mortgage Trust
6.080% due 08/25/2032 (a)	4	4
5.190% due 04/25/2033 (a)	53	54
4.834% due 12/25/2033 (a)	99	100
Chase Mortgage Finance Corp.
6.230% due 12/25/2029 (a)	2	2
Countrywide Home Loans
5.800% due 03/19/2032 (a)	4	4
CS First Boston Mortgage Securities Corp.
6.270% due 04/25/2032 (a)	2	2
5.724% due 06/25/2032 (a)	27	27
6.182% due 06/25/2032 (a)	22	23
6.000% due 01/25/2033	15	15
2.360% due 08/25/2033 (a)	22	21
Fannie Mae
6.000% due 08/25/2029	20	21
5.000% due 04/25/2033	231	234
Federal Home Loan Bank
5.500% due 03/15/2015	4	4
Freddie Mac
5.000% due 10/15/2026	156	157
5.500% due 08/15/2030	127	129
Government National Mortgage Association
1.648% due 09/20/2030 (a)	14	14
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043	93	99
GSR Mortgage Loan Trust
5.575% due 10/25/2031	8	8
6.000% due 03/25/2032	28	29
Impac CMB Trust
1.520% due 07/25/2033 (a)	116	116
MASTR Asset Securitization Trust
5.500% due 09/25/2033	88	88
Merrill Lynch Mortgage Investors, Inc.
1.448% due 01/20/2030 (a)	6	6
MLCC Mortgage Investors, Inc.
2.825% due 01/25/2029 (a)	100	103
Morgan Stanley Dean Witter Capital I, Inc.
7.460% due 02/15/2020	2	2
Residential Funding Mortgage Securities I, Inc.
5.600% due 09/25/2032 (a)	5	5
Structured Asset Mortgage Investments, Inc.
1.450% due 09/19/2032 (a)	9	9
Structured Asset Securities Corp.
6.500% due 09/25/2031 (a)	16	17
6.150% due 07/25/2032 (a)	3	3
Washington Mutual Mortgage Securities Corp.
3.173% due 02/27/2034 (a)	42	43
2.740% due 08/25/2042 (a)	259	260

		1,599

Fannie Mae 6.0%
4.872% due 12/01/2036 (a)	66	67
5.000% due 06/01/2018	463	473
5.161% due 09/01/2034 (a)	69	70
5.500% due 10/01/2017 - 11/01/2017 (c)	79	82
6.000% due 06/01/2016 - 04/01/2033 (a)(c)	294	307
6.500% due 08/01/2032	42	44

		1,043

Freddie Mac 1.0%
3.568% due 01/01/2028 (a)	8	8
3.645% due 07/01/2027 (a)	8	9
5.000% due 10/01/2018	87	89
6.000% due 09/01/2016	29	30
6.500% due 08/01/2032	35	36

		172

Government National Mortgage Association 0.3%
3.500% due 05/20/2030 (a)	25	25
4.375% due 02/20/2027 (a)	35	35

		60

Total Mortgage-Backed Securities (Cost $2,874)		2,874

ASSET-BACKED SECURITIES 0. 6%

Amortizing Residential Collateral Trust
1.388% due 06/25/2032 (a)	26	26
CIT Group Home Equity Loan Trust
1.388% due 06/25/2033 (a)	15	15
CS First Boston Mortgage Securities Corp.
1.428% due 01/25/2032 (a)	28	28
Equity One ABS, Inc.
1.398% due 11/25/2032 (a)	23	23
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)	5	5
Irwin Home Equity Loan Trust
1.408% due 06/25/2029 (a)	4	4
Morgan Stanley Dean Witter Capital I, Inc.
1.448% due 07/25/2032 (a)	10	11

Total Asset-Backed Securities (Cost $112)		112

	# of Contracts

PURCHASED PUT OPTIONS 0.0%

Eurodollar March Futures (CME)
Strike @ 95.500 Exp. 03/15/2004	5	0

Total Purchased Put Options (Cost $0)		0

	Shares

PREFERRED SECURITY 0.7%

DG Funding Trust
3.413% due 12/29/2049 (a)	11	117

Total Preferred Security (Cost $116)		117

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 61.6%

Certificates of Deposit 3.4%
Bank of America N.A.
1.100% due 03/15/2004	300	300
Citibank N.A.
1.095% due 02/19/2004	300	300

		600

Commercial Paper 25.1%
Fannie Mae
1.080% due 02/24/2004	200	200
1.130% due 02/25/2004	400	399
1.045% due 03/17/2004	200	200
1.060% due 04/06/2004	300	299
Federal Home Loan Bank
1.060% due 03/10/2004	1,100	1,098

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Total Return Portfolio II

December 31, 2003

	Principal Amount (000s)	Value (000s)

Freddie Mac
1.070% due 01/29/2004	$200	$200
1.085% due 03/01/2004	1,400	1,398
1.090% due 03/01/2004	300	299
1.100% due 03/15/2004	100	100
General Electric Capital Corp.
1.110% due 04/08/2004	200	199

		4,392

Repurchase Agreements 2.2%
State Street Bank
0.800% due 01/02/2004 (Dated 12/31/2003. Collateralized by Fannie Mae 1.875% due 01/15/2005 valued at $385. Repurchase proceeds are $377.)	377	377

U.S. Treasury Bills 30.9%
1.021% due 03/11/2004 - 06/17/2004 (b)(c)	5,425	5,402

Total Short-Term Instruments (Cost $10,773)		10,771

Total Investments 99.8% (Cost $17,329)		$17,452

Written Options (e)(0.1%) (Premiums $30)		(21)

Other Assets and Liabilities (Net) 0.3%		59

Net Assets100.0%		$17,490

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities with an aggregate market value of $451 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Eurodollar September Futures
(09/2004)—Long	2	$3
Eurodollar December Futures
(12/2004)—Long	3	3
Eurodollar March Futures
(03/2005)—Long	2	3
Eurodollar June Futures
(06/2005)—Long	2	2
Eurodollar September Futures
(09/2005)—Long	1	0
Eurodollar December Futures
(12/2005)—Long	1	0
Eurodollar March Futures
(03/2008)—Long	1	0
Eurodollar June Futures
(06/2008)—Long	1	0
Eurodollar September Futures
(09/2008)—Long	1	0
Eurodollar December Futures
(12/2008)—Long	1	0
U.S. Treasury 5-Year Note
(03/2004)—Long	26	34
U.S. Treasury 10-Year Note
(03/2004)—Long	43	45

		$90

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Principal amount of security is adjusted for inflation.
(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CME Eurodollar March Futures
Strike @ 98.500
Exp. 03/15/2004	2	$1	$1
Put—CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	1	1	0
Put—CME Eurodollar March Futures
Strike @ 97.750
Exp. 03/15/2004	1	1	0
Put—CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	5	3	1
Call—CBOT U.S. Treasury Note March Futures
Strike @ 113.000
Exp. 02/21/2004	3	3	4
Put—CBOT U.S. Treasury Note March Futures
Strike @ 108.000
Exp. 02/21/2004	2	2	1

		$11	$7

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 6.000%**
Exp. 10/19/2004	$100	$4	$8
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 6.000%*
Exp. 10/19/2004	100	4	1
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 5.200%**
Exp. 11/02/2004	100	3	5
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 6.700%*
Exp. 11/02/2004	100	3	0
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike@ 4.000%**
Exp. 03/03/2004	100	2	0
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike@ 4.000%**
Exp. 03/03/2004	100	1	0
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike@ 4.000%**
Exp. 03/03/2004	100	2	0

		$19	$14

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(f)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due to 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$10	$0
Receive total return on Lehman Brothers Commercial Mortgage-Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004	10	0
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America, N.A. Exp. 06/16/2009	400	2

		$2

(g)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.250	08/15/2023	$100	$114	$114
U.S. Treasury Bond	5.375	02/15/2031	100	104	101

				$218	$215

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller

10	Annual Report | 12.31.03

to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

(iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$66,512	$64,537	$18,704	$16,715

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$16
Sales	74
Closing Buys	(17)
Expirations	(43)
Exercised	0

Balance at 12/31/2003	$30

12	Annual Report | 12.31.03

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$248	$133	$(48)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$17,329	$142	$(19)	$123

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(2)	Long-Term Capital Gains Distributions	Return of Capital
$425	$50	$0

(2)	Includes short-term capital gains.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	0	0	1,474	14,872

Issued as reinvestment of distributions
Institutional Class	0	2	10	98
Administrative Class	45	473	21	212

Cost of shares redeemed
Institutional Class	(119)	(1,200)	(269)	(2,745)
Administrative Class	(25)	(260)	(58)	(600)

Net increase resulting from Portfolio share transactions	(99)	$(985)	1,178	$11,837

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	1	99

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

8. Subsequent Event (Unaudited)

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Total Return Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets, and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Total Return Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Total Return Portfolio

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Total Return Portfolio Institutional Class	5.20%	8.27%
Lehman Brothers Aggregate Bond Index	4.10%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging market securities.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Institutional Class returned 5.20% for the 12-month period ended December 31, 2003, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.10% for the period.

•	The Portfolio’s duration was similar to that of the benchmark throughout 2003 and had little effect on relative performance.

•	An emphasis on intermediate maturities in the second half of the year was positive for performance given the steepness in that part of the yield curve.

•	Below-benchmark exposure to mortgages was negative, as this sector outperformed Treasuries for the year.

•	An underweight to corporates detracted from performance, although this impact was offset by positive security selection, particularly in the telecom and pipeline sectors.

•	Eurozone exposure was positive for performance. Eurozone bonds outpaced U.S. Treasuries for the year, even though short maturity returns in the U.S. and Eurozone were similar in the fourth quarter as investors worldwide began to anticipate central bank tightening given revived growth.

2	Annual Report | 12.31.03

Financial Highlights

Total Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002	12/31/2001	04/10/2000-12/31/2000

Net asset value beginning of period	$10.23	$9.89	$9.77	$9.50
Net investment income (a)	0.27	0.43	0.50	0.45
Net realized/unrealized gain on investments (a)	0.25	0.47	0.31	0.27
Total income from investment operations	0.52	0.90	0.81	0.72
Dividends from net investment income	(0.31)	(0.43)	(0.50)	(0.45)
Distributions from net realized capital gains	(0.08)	(0.13)	(0.19)	0.00
Total distributions	(0.39)	(0.56)	(0.69)	(0.45)
Net asset value end of period	$10.36	$10.23	$9.89	$9.77
Total return	5.20%	9.23%	8.53%	7.82%
Net assets end of period (000s)	$75,540	$46,548	$35,231	$625
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.60%	4.24%	5.00%	6.48%
Portfolio turnover rate	193%	222%	217%	415%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Total Return Portfolio

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,946,638
Foreign currency, at value	3,317
Receivable for investments sold	38,197
Unrealized appreciation on forward foreign currency contracts	12
Receivable for Portfolio shares sold	52,392
Interest and dividends receivable	7,777
Variation margin receivable	701
Swap premiums paid	176
Unrealized appreciation on swap agreements	802

2,050,012

Liabilities:
Payable for investments purchased	$16,279
Unrealized depreciation on forward foreign currency contracts	197
Payable for short sale	34,576
Due to Custodian	232
Written options outstanding	1,462
Payable for Portfolio shares redeemed	10,610
Dividends payable	537
Accrued investment advisory fee	417
Accrued administration fee	417
Accrued servicing fee	216
Variation margin payable	13
Swap premiums received	1,070
Unrealized depreciation on swap agreements	109
Other liabilities	1
66,136

Net Assets	$1,983,876

Net Assets Consist of:
Paid in capital	$1,945,340
Undistributed net investment income	7,677
Accumulated undistributed net realized (loss)	(4,104)
Net unrealized appreciation	34,963

$1,983,876

Net Assets:
Institutional Class	$75,540
Administrative Class	1,908,336

Shares Issued and Outstanding:
Institutional Class	7,289
Administrative Class	184,137

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.36
Administrative Class	10.36

Cost of Investments Owned	$1,923,611

Cost of Foreign Currency Held	$3,208

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Total Return Portfolio

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$51,668
Miscellaneous income	57

Total Income	51,725

Expenses:
Investment advisory fees	4,166
Administration fees	4,166
Distribution and/or servicing fees—Administrative Class	2,391
Trustees’ fees	22
Organization Costs	1
Miscellaneous expense	12

Total Expenses	10,758

Net Investment Income	40,967

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,946
Net realized gain on futures contracts, options, and swaps	6,567
Net realized gain on foreign currency transactions	1,589
Net change in unrealized appreciation on investments	7,626
Net change in unrealized appreciation on futures contracts, options, and swaps	9,194
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(561)
Net Gain	35,361

Net Increase in Assets Resulting from Operations	$76,328

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$40,967	$29,591
Net realized gain	19,102	21,933
Net change in unrealized appreciation	16,259	17,135

Net increase resulting from operations	76,328	68,659

Distributions to Shareholders:
From net investment income
Institutional Class	(2,155)	(1,571)
Administrative Class	(44,938)	(28,021)
From net realized capital gains
Institutional Class	(652)	(558)
Administrative Class	(14,348)	(13,143)

Total Distributions	(62,093)	(43,293)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	76,213	18,993
Administrative Class	979,977	946,200
Issued as reinvestment of distributions
Institutional Class	2,807	2,129
Administrative Class	48,536	37,015
Cost of shares redeemed
Institutional Class	(50,575)	(11,077)
Administrative Class	(295,164)	(178,833)
Net increase resulting from Portfolio share transactions	761,794	814,427

Total Increase in Net Assets	776,029	839,793

Net Assets:
Beginning of period	1,207,847	368,054
End of period*	$1,983,876	$1,207,847

*Including undistributed (overdistributed) net investment income of:	$7,677	$5,440

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Total Return Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 5.5%

Banking & Finance 2.6%
Atlas Reinsurance II PLC
3.525% due 01/07/2005 (a)	$1,250	$1,259
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	700	703
CIT Group, Inc.
2.489% due 07/30/2004 (a)	2,220	2,236
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	6,800	8,718
Gemstone Investors Ltd.
7.710% due 10/31/2004	700	710
General Motors Acceptance Corp.
1.990% due 03/22/2004 (a)	600	601
1.969% due 05/04/2004 (a)	11,000	11,019
1.870% due 05/10/2004 (a)	500	501
1.880% due 05/17/2004 (a)	700	701
1.590% due 07/20/2004 (a)	500	500
1.520% due 07/21/2004 (a)	200	200
1.510% due 07/30/2004 (a)	600	600
2.410% due 10/20/2005 (a)	900	907
8.000% due 11/01/2031	4,600	5,181
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	112
8.625% due 02/01/2022	1,800	2,002
Phoenix Quake Wind Ltd.
3.600% due 07/03/2008 (a)	800	810
3.600% due 07/03/2008 (a)	800	809
4.650% due 07/03/2008 (a)	400	396
Popular North America, Inc.
6.625% due 01/15/2004	500	501
Premium Asset Trust
1.465% due 11/27/2004 (a)	100	100
1.521% due 09/08/2007 (a)(l)	100	98
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	650
Residential Reinsurance Ltd.
6.130% due 06/01/2004 (a)	100	101
6.123% due 06/08/2006 (a)	8,100	8,222
Studio RE Ltd.
6.250% due 07/07/2006 (a)	1,300	1,313
UFJ Finance Aruba AEC
6.750% due 07/15/2013	2,300	2,457
Vita Capital Ltd.
2.530% due 01/01/2007 (a)	500	499

		51,906

Industrials 1.9%
Continental Airlines, Inc.
7.256% due 03/15/2020	401	408
DaimlerChrysler NA Holding Corp.
6.500% due 11/15/2013	1,000	1,055
El Paso Corp.
6.750% due 05/15/2009	6,000	5,753
7.875% due 06/15/2012	8,600	8,170
7.800% due 08/01/2031	1,500	1,284
7.750% due 01/15/2032	300	257
General Motors Corp.
7.125% due 07/15/2013	1,600	1,758
8.375% due 07/05/2033	700	1,028
ITT Corp.
6.750% due 11/15/2005	250	264
Kerr-McGee Corp.
1.890% due 06/28/2004 (a)	150	150
Northwest Airlines, Inc.
6.841% due 10/01/2012	3,300	3,255
United Airlines, Inc.
1.391% due 03/02/2004 (a)	1,664	1,358
8.030% due 07/01/2011	465	105
6.071% due 03/01/2013	6,920	5,965
Williams Cos., Inc.
7.875% due 09/01/2021	5,500	5,830

		36,640

Utilities 1.0%
AEP Texas Central Co.
2.430% due 02/15/2005 (a)	900	901
Entergy Gulf States, Inc.
8.250% due 04/01/2004	5,500	5,587
6.000% due 12/01/2012	6,500	6,665
France Telecom S.A.
9.750% due 03/01/2031	800	1,067
Pacific Gas & Electric Co.
8.333% due 10/31/2049 (a)	400	403
Sprint Capital Corp.
7.625% due 01/30/2011	5,200	5,839
8.375% due 03/15/2012	200	234

		20,696

Total Corporate Bonds & Notes (Cost $102,411)		109,242

MUNICIPAL BONDS & NOTES 4.0%

California 0.6%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	3,600	3,607
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2028	7,300	7,514
Orange County, California Sanitation District Certificates of Participation Bonds, (FGIC Insured), Series 2003
5.000% due 02/01/2033	1,000	1,027

		12,148

Illinois 0.9%
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	20,000	18,389

Massachusetts 0.0%
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	1,000	1,019

Minnesota 0.1%
Northsta, Minnesota Guarantee Student Loan Income Revenue Bonds, (GTD Students Loan Insured), Series 2002
1.140% due 04/01/2042 (a)	1,500	1,500

Missouri 0.1%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.210% due 02/15/2028	2,600	2,600

New Jersey 0.6%
Tobacco Settlement Financing Corp., Series 2003
4.375% due 06/01/2019	4,870	4,686
6.000% due 06/01/2037	1,530	1,369
6.750% due 06/01/2039	5,450	5,377

		11,432

New York 0.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	1,400	1,430
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	10,460	10,781
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.820% due 06/15/2023 (a)	850	947

		13,158

North Carolina 0.2%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.690% due 04/01/2021 (a)	2,733	3,084

Texas 0.1%
Brazos, Texas Higher Education Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.230% due 12/01/2039 (a)	1,700	1,700
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	1,200	1,226

		2,926

Washington 0.2%
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2013	1,700	1,936
5.500% due 07/01/2014	1,300	1,481

		3,417

Wisconsin 0.5%
Badger Asset Securitization Corporate Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,536
State of Wisconsin General Revenue Bonds, (XLCA Insured), Series 2003
1.200% due 05/01/2032	6,100	6,100

		9,636

Total Municipal Bonds & Notes (Cost $80,335)		79,309

U.S. GOVERNMENT AGENCIES 1.0%
Small Business Administration
6.344% due 08/01/2011	2,192	2,305
6.030% due 02/10/2012	14,115	14,656
7.500% due 04/01/2017	2,621	2,929
6.290% due 01/01/2021	341	370
5.130% due 09/01/2023	100	101

Total U.S. Government Agencies (Cost $19,441)		20,361

U.S. TREASURY OBLIGATIONS 7.0%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (b)	4,087	4,429
3.625% due 01/15/2008	16,605	18,369
3.875% due 01/15/2009	24,705	27,905
4.250% due 01/15/2010	2,089	2,430
3.500% due 01/15/2011	10,417	11,709
3.375% due 01/15/2012	4,168	4,665
3.000% due 07/15/2012	23,152	25,246
1.875% due 07/15/2013	2,115	2,101
3.875% due 04/15/2029	32,861	42,586

Total U.S. Treasury Obligations (Cost $133,844)		139,440

MORTGAGE-BACKED SECURITIES 22.5%

Collateralized Mortgage Obligations 6.0%
Aurora Loan Services
1.841% due 05/25/2030 (a)	90	90
Bank of America Mortgage Securities, Inc.
5.736% due 10/20/2032 (a)	1,247	1,291
Bear Stearns Adjustable Rate Mortgage Trust
4.010% due 11/25/2030 (a)	29	29
6.081% due 08/25/2032 (a)	175	176
5.300% due 10/25/2032 (a)	338	343
5.381% due 01/25/2033 (a)	2,897	2,941
5.652% due 01/25/2033 (a)	865	872
5.182% due 03/25/2033 (a)	4,904	4,967
4.948% due 01/25/2034 (a)	11,688	11,747
Cendant Mortgage Corp.
1.791% due 08/25/2030 (a)	42	42
Chase Mortgage Finance Corp.
6.225% due 12/25/2029 (a)	232	233
Credit-Based Asset Servicing & Securitization LLC
1.551% due 09/25/2029 (a)	128	128

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2003

	Principal Amount (000s)	Value (000s)

CS First Boston Mortgage Securities Corp.
6.750% due 12/27/2028	$100	$100
6.267% due 04/25/2032 (a)	209	217
6.184% due 06/25/2032 (a)	2,954	3,027
5.732% due 10/25/2032 (a)	1,574	1,614
Fannie Mae
7.000% due 04/25/2023	8,325	8,820
6.000% due 02/25/2029	339	341
5.000% due 04/25/2033	18,629	18,906
Federal Home Loan Bank
5.500% due 03/15/2015	318	323
First Nationwide Trust
6.750% due 08/21/2031	331	341
Freddie Mac
5.000% due 09/15/2016	1,123	1,157
6.250% due 08/25/2022	2,629	2,677
7.000% due 06/15/2023	5,458	5,777
8.500% due 08/01/2024	49	54
6.500% due 04/15/2029	673	717
7.500% due 07/15/2030	179	188
1.662% due 09/15/2030 (a)	125	126
1.612% due 11/15/2030 (a)	217	218
Government National Mortgage Association
7.500% due 11/20/2029	543	587
1.548% due 06/20/2030 (a)	16	16
1.648% due 09/20/2030 (a)	136	136
GSR Mortgage Loan Trust
5.626% due 04/25/2032 (a)	2,504	2,508
G-Wing Ltd.
3.770% due 05/06/2004 (a)	878	872
Indymac Adjustable Rate Mortgage Trust
6.563% due 01/25/2032 (a)	88	91
Resecuritization Mortgage Trust
6.500% due 04/19/2029	76	77
Residential Asset Securitization Trust
7.130% due 07/25/2031	2,911	2,952
Residential Funding Mortgage Securities I, Inc.
6.500% due 12/25/2023	2,488	2,508
6.500% due 03/25/2032	5,664	5,843
5.599% due 09/25/2032 (a)	562	576
Small Business Administration
8.017% due 02/10/2010	529	585
7.449% due 08/01/2010	69	75
Structured Asset Mortgage Investments, Inc.
1.462% due 09/19/2032 (a)	1,211	1,207
Structured Asset Securities Corp.
7.000% due 02/25/2016	27	27
1.591% due 06/25/2017 (a)	2,477	2,482
1.591% due 05/25/2031 (a)	6	6
5.800% due 09/25/2031	13	13
6.500% due 10/25/2031 (a)	129	134
6.131% due 02/25/2032 (a)	158	163
6.150% due 07/25/2032 (a)	418	420
1.431% due 01/25/2033 (a)	699	698
Superannuation Members Home Loans Global Fund
1.395% due 06/15/2026 (a)	275	275
Torrens Trust
1.422% due 07/15/2031 (a)	1,005	1,007
Washington Mutual Mortgage Securities Corp.
5.168% due 10/25/2032 (a)	1,903	1,950
4.054% due 01/25/2041 (a)	35	35
2.779% due 08/25/2042 (a)	25,444	25,556
Wells Fargo Mortgage-Backed Securities Trust
6.643% due 10/25/2031 (a)	140	141
5.018% due 09/25/2032 (a)	401	406

		118,808

Fannie Mae 14.7%
2.849% due 09/01/2040 (a)	253	257
3.366% due 11/01/2025 (a)	5	6
4.214% due 10/01/2032 (a)	3,257	3,311
4.353% due 11/01/2035 (a)	645	656
4.872% due 12/01/2036 (a)	6,001	6,108
5.000% due 01/01/2018 - 12/01/2018 (c)	18,407	18,804
5.148% due 09/01/2034 (a)	6,562	6,678
5.500% due 04/01/2014 - 01/01/2018 (c)	103,261	107,157
6.000% due 04/01/2013 - 01/14/2034 (c)	140,495	146,086
6.500% due 06/01/2029 - 07/01/2032 (c)	1,126	1,178
6.507% due 09/01/2039 (a)	414	431

		290,672

Federal Housing Administration 0.0%
7.430% due 01/25/2023	500	507

Freddie Mac 1.5%
3.645% due 07/01/2027 (a)	8	9
3.681% due 01/01/2028 (a)	8	8
5.000% due 10/01/2018 - 11/01/2018 (c)	6,973	7,114
6.000% due 07/01/2016 - 04/01/2033 (c)	19,052	19,739
6.500% due 08/01/2032	2,918	3,057
7.826% due 07/01/2030 (a)	8	8

		29,935

Government National Mortgage Association 0.3%
3.500% due 05/20/2030 - 02/20/2032 (a)(c)	3,960	3,928
4.000% due 07/20/2030 (a)	55	56
4.375% due 04/20/2026 - 02/20/2027 (a)(c)	365	374
5.000% due 10/20/2029 - 11/20/2029 (a)(c)	1,176	1,202

		5,560

Total Mortgage-Backed Securities (Cost $442,393)		445,482

ASSET-BACKED SECURITIES 0.7%
ACE Securities Corp.
1.481% due 06/25/2032 (a)	628	629
Ameriquest Mortgage Securities, Inc.
1.482% due 06/15/2030 (a)	2	1
Amortizing Residential Collateral Trust
1.388% due 06/25/2032 (a)	3,387	3,386
Bayview Financial Acquisition Trust
1.541% due 04/25/2031 (a)	119	119
1.421% due 07/25/2031 (a)	71	71
CDC Mortgage Capital Trust
1.431% due 01/25/2033 (a)	3,501	3,500
Conseco Finance Securitizations Corp.
1.532% due 10/15/2031 (a)	247	247
EMC Mortgage Loan Trust
1.511% due 05/25/2040 (a)	2,386	2,386
GRMT II Mortgage Loan Trust
1.398% due 06/20/2032 (a)	65	65
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)	699	700
Irwin Home Equity Loan Trust
1.431% due 06/25/2029 (a)	577	577
Irwin Low Balance Home Equity Loan Trust
1.516% due 06/25/2021 (a)	13	13
Morgan Stanley Dean Witter Capital I, Inc.
1.471% due 07/25/2032 (a)	1,380	1,380
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	1,744	1,757

Total Asset-Backed Securities (Cost $14,819)		14,831

SOVEREIGN ISSUES 3.2%
Province of Quebec
7.500% due 09/15/2029	75	94
Republic of Brazil
2.000% due 04/15/2006 (a)	2,280	2,249
11.500% due 03/12/2008	2,300	2,679
2.062% due 04/15/2009 (a)	628	593
11.000% due 01/11/2012	2,840	3,309
8.000% due 04/15/2014	7,622	7,499
11.000% due 08/17/2040	2,400	2,634
Republic of Panama
9.625% due 02/08/2011	800	928
9.375% due 01/16/2023	330	361
8.875% due 09/30/2027	5,200	5,486
Republic of Peru
9.125% due 02/21/2012	1,400	1,568
9.875% due 02/06/2015	5,100	5,941
Republic of South Africa
9.125% due 05/19/2009	500	603
United Mexican States
9.875% due 02/01/2010	100	126
8.375% due 01/14/2011	300	357
6.375% due 01/16/2013	930	967
11.375% due 09/15/2016	5,100	7,237
8.300% due 08/15/2031	17,700	20,001

Total Sovereign Issues (Cost $55,125)		62,632

	Shares

PREFERRED SECURITY 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)	1,239	13,134

Total Preferred Security (Cost $13,056)		13,134

PREFERRED STOCK 0.7%
Force Series
5.115% due 12/31/2049 (k)	93	9,360
Fortis Amev NV
3.860% due 12/31/2049 (a)	31	4,805

Total Preferred Stock (Cost $14,057)		14,165

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 52.8%

Commercial Paper 41.6%
ABN AMRO Mortgage Corp.
1.070% due 01/26/2004	$2,000	1,999
Anz (Delaware), Inc.
1.075% due 02/19/2004	20,000	19,971
1.075% due 02/26/2004	20,000	19,967
CBA (de) Finance
1.070% due 01/20/2004	20,000	19,989
Danske Corp.
1.080% due 01/21/2004	3,500	3,498
1.075% due 02/23/2004	25,000	24,961
Fannie Mae
1.080% due 02/02/2004	15,400	15,386
1.010% due 02/03/2004	3,600	3,597
1.000% due 02/04/2004	20,900	20,881
1.070% due 02/18/2004	31,000	30,957
1.075% due 02/18/2004	15,000	14,979
1.080% due 02/18/2004	12,700	12,682
1.080% due 02/24/2004	13,700	13,678
1.077% due 02/25/2004	21,800	21,765
1.080% due 02/25/2004	16,200	16,174
1.080% due 03/03/2004	19,900	19,864
1.050% due 03/17/2004	3,100	3,093
1.050% due 03/24/2004	1,300	1,297
1.075% due 04/01/2004	28,900	28,822
1.060% due 04/06/2004	47,800	47,659
Federal Home Loan Bank
1.045% due 03/19/2004	16,900	16,860

8	Annual Report | 12.31.03 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Freddie Mac
1.060% due 01/08/2004	$25,600	$25,595
1.060% due 01/14/2004	39,100	39,086
1.060% due 01/15/2004	43,400	43,383
1.080% due 01/29/2004	35,800	35,771
1.075% due 02/05/2004	18,200	18,181
1.070% due 02/12/2004	3,300	3,296
General Electric Capital Corp.
1.120% due 03/04/2004	8,600	8,583
1.100% due 03/15/2004	20,000	19,956
1.100% due 03/16/2004	7,900	7,882
HBOS Treasury Services PLC
1.105% due 01/23/2004	8,100	8,095
1.100% due 02/25/2004	8,000	7,987
1.095% due 03/19/2004	700	698
1.110% due 03/19/2004	20,000	19,954
1.115% due 04/13/2004	13,300	13,258
Lloyds Bank PLC
1.060% due 01/22/2004	4,200	4,197
Lloyds TSB Bank PLC
1.065% due 02/26/2004	12,400	12,380
Nestle Capital Corp.
1.060% due 02/09/2004	25,700	25,671
Rabobank USA Financial Corp.
1.060% due 01/30/2004	50,000	49,959
Royal Bank of Scotland PLC
1.075% due 02/03/2004	16,100	16,085
1.080% due 02/03/2004	20,000	19,981
UBS Finance, Inc.
1.060% due 01/20/2004	20,000	19,989
1.075% due 02/12/2004	3,600	3,596
1.085% due 02/17/2004	2,300	2,297
1.075% due 02/25/2004	25,700	25,659
Westpac Capital Corp.
1.075% due 02/05/2004	9,800	9,790
1.090% due 03/24/2004	20,000	19,950
1.100% due 04/07/2004	4,300	4,287
Westpac Trust Securities NT Ltd.
1.070% due 02/23/2004	700	699

		824,344

Repurchase Agreement 1.4%
State Street Bank
0.800% due 01/02/2004	28,267	28,267

(Dated 12/31/2003. Collateralized by Fannie Mae 1.875% due 02/15/2005 valued at $28,833. Repurchase proceeds are $28,268.)
U.S. Treasury Bills 9.8%
0.999% due 03/04/2004 - 06/17/2004 (b)(c)(d)	196,170	195,431

Total Short-Term Instruments (Cost $1,048,130)		1,048,042

Total Investments 98.1% (Cost $1,923,611)		$1,946,638

Written Options (f) (0.1%) (Premiums $2,357)		(1,462)

Other Assets and Liabilities (Net) 2.0%		38,700

Net Assets 100.0%		$1,983,876

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities with an aggregate market value of $12,805 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options
Strike @ 97.500
(03/2004)—Short	74	$57
Euribor Written Put Options
Strike @ 97.000
(12/2004)—Short	75	30
Euribor December Futures
(12/2004)—Long	259	320
Euribor March Futures
(03/2005)—Long	87	103
Euro-Bobl 5 Year Note
(03/2004)—Long	235	23
Eurodollar December Futures
(12/2004)—Long	776	1,000
Eurodollar March Futures
(03/2005)—Long	776	986
Eurodollar June Futures
(06/2005)—Long	776	896
U.S. Treasury 5-Year Note
(03/2004)—Long	465	465
U.S. Treasury 10-Year Note
(03/2004)—Long	3,928	6,879

		$10,759

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $2,246 as of December 31, 2003.
(e)	Principal amount of security is adjusted for inflation.
(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CME Eurodollar Futures
Strike @ 98.500
Exp. 03/15/2004	18	$9	$13
Put—CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	9	7	0
Put—CME Eurodollar March Futures
Strike @ 97.750
Exp. 03/15/2004	81	48	1
Put—CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	462	303	46
Call—CBOT U.S. Treasury Note March Futures
Strike @ 113.000
Exp. 02/21/2004	240	235	281
Put—CBOT U.S. Treasury Note March Futures
Strike @ 108.000
Exp. 02/21/2004	146	117	46

		$719	$387

Type	Notional Amount	Premium	Value

Call—OTC 5-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%**
Exp. 03/03/2004	$25,600,000	$393	$49
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.970%**
Exp. 10/04/2004	6,400,000	256	548
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.970%*
Exp. 10/04/2004	6,400,000	257	49
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%**
Exp. 10/19/2004	1,700,000	69	147
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%*
Exp. 10/19/2004	1,700,000	69	14
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%**
Exp. 01/07/2005	3,900,000	95	228
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	3,900,000	132	18
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%**
Exp. 03/03/2004	5,100,000	112	5
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 03/03/2004	8,200,000	136	8
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 03/03/2004	8,300,000	119	9

		$1,638	$1,075

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(g)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017	BP	700	$(10)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		300	(4)

See accompanying notes | 12.31.03 | Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2003

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	BP	1,700	$(16)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		900	3
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		1,100	(5)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	19,900	7
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		31,500	(74)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		500	9
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		4,000	68
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		1,500	18
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		1,800	12
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.070%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2012	JY	200,000	47
Receive a fixed rate equal to 0.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: UBS Warburg LLC Exp. 03/06/2004		1,100	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		1,900	4
Receive a fixed rate equal to 1.750% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		900	6
Receive total return on Lehman Brothers Commercial Mortgage Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004		1,600	0
Receive a fixed rate equal to 1.800% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005		$300	$4
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America, N.A. Exp. 06/16/2009		99,700	414
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009		52,100	210

			$693

(h)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	01/20/2019	$6,000	$6,293	$6,293
U.S. Treasury Bond	6.250	08/15/2023	15,200	17,330	17,302
U.S. Treasury Bond	5.375	02/15/2031	10,500	10,953	10,642

				$34,576	$34,237

(i)	Forward foreign currency contracts outstanding at December 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	3,522	01/2004	$0	$(197)	$(197)
Buy	JY	218,444	01/2004	12	0	12

				$12	$(197)	$(185)

(j)	Principal amount denoted in indicated currency:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

(k)	Restricted securities as of December 31, 2003:

Issuer Description	Acquisition Date	Cost as of December 31, 2003	Market Value as of December 31, 2003	Market Value as Percentage of Net Assets

Force Series	03/21/2000	$9,360	$9,360	0.47%

(l)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $98, which is 0.00% of net assets.

10	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put

12	Annual Report | 12.31.03

option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Organization Expenses. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of

14	Annual Report | 12.31.03

portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,893,055	$1,831,592	$322,016	$222,437

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$2,008
Sales	5,852
Closing Buys	(985)
Expirations	(4,518)
Exercised	0

Balance at 12/31/2003	$2,357

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$7,838	$12,050	$(4,379)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$1,923,611	$28,005	$(4,978)	$23,027

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(2)	Long-Term Capital Gains Distributions	Return of Capital
$54,093	$8,000	$0

(2)	Includes short-term capital gains.

12.31.03 | Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	7,349	$76,213	1,882	$18,993
Administrative Class	94,450	979,977	93,895	946,200

Issued as reinvestment of distributions
Institutional Class	271	2,807	211	2,129
Administrative Class	4,687	48,536	3,662	37,015

Cost of shares redeemed
Institutional Class	(4,880)	(50,575)	(1,106)	(11,077)
Administrative Class	(28,502)	(295,164)	(17,705)	(178,833)

Net increase resulting from Portfolio share transactions	73,375	$761,794	80,839	$814,427

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	99
Administrative Class	5	69

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

16	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Total Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO II INSTITUTIONAL CLASS ANNUAL REPORT December 31, 2003

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Most bonds posted positive returns in the fourth quarter 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index, generally regarded as representative of the U.S. bond market as a whole, returned 4.10% for the year.

Although Treasury yields rose only 0.20% to 0.50% for the year, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3%. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the dollar plunged against most major currencies amid concern about the U.S. trade deficit.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities, as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman

January 31, 2004

12.31.03 | Annual Report	1

Total Return Portfolio II

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2003

	1 Year	Since Inception*

Total Return Portfolio II Institutional Class	5.24%	8.24%
Lehman Brothers Aggregate Bond Index	4.10%	—

*	Annualized

All Portfolio returns are net of fees and expenses.

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the index.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Institutional Class returned 5.24% for the 12-month period ended December 31, 2003, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.10% for the period.

•	The Portfolio’s duration was similar to that of the benchmark throughout the period and had little effect on relative performance.

•	An emphasis on intermediate maturities was positive for performance given the steepness in that part of the yield curve.

•	Below-benchmark exposure to mortgages was negative, as this sector outperformed Treasuries for the year.

•	An underweight to corporates detracted from performance, although this impact was more than offset by positive security selection, particularly in the telecom and pipeline sectors.

•	An allocation to TIPS (Treasury Inflation Protected Securities) added to performance as these securities outperformed Treasuries of similar duration.

2	Annual Report | 12.31.03

Financial Highlights

Total Return Portfolio II (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2003	12/31/2002		12/31/2001		04/10/2000-12/31/2000

Net asset value beginning of period	$10.09	$10.12		$10.24		$10.02
Net investment income (a)	0.16	0.41		0.50		0.50
Net realized/unrealized gain on investments (a)	0.36	0.39		0.49		0.22
Total income from investment operations	0.52	0.80		0.99		0.72
Dividends from net investment income	(0.21)	(0.41)		(0.50)		(0.50)
Distributions from net realized capital gains	(0.09)	(0.42)		(0.61)		0.00
Total distributions	(0.30)	(0.83)		(1.11)		(0.50)
Net asset value end of period	$10.31	$10.09		$10.12		$10.24
Total return	5.24%	8.13%		9.88%		7.41%
Net assets end of period (000s)	$16	$1,217		$3,845		$3,499
Ratio of net expenses to average net assets	0.50%	0.51	%(c)	0.50	%(b)	0.50%*
Ratio of net investment income to average net assets	1.56%	3.99%		4.71%		6.90%*
Portfolio turnover rate	863%	418%		606%		937%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes | 12.31.03 | Annual Report	3

Statement of Assets and Liabilities

Total Return Portfolio II

December 31, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$17,452
Receivable for investments sold	215
Interest and dividends receivable	61
Variation margin receivable	11
Unrealized appreciation on swap agreements	2

17,741

Liabilities:
Payable for short sale	$218
Written options outstanding	21
Accrued investment advisory fee	4
Accrued administration fee	4
Accrued servicing fee	2
Swap premiums received	2
251

Net Assets	$17,490

Net Assets Consist of:
Paid in capital	$17,034
Undistributed net investment income	248
Accumulated undistributed net realized gain	(12)
Net unrealized appreciation	220

$17,490

Net Assets:
Institutional Class	$16
Administrative Class	17,474

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	1,694

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.31
Administrative Class	10.31

Cost of Investments Owned	$17,329

4	Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Total Return Portfolio II

Amounts in thousands

Year Ended December 31, 2003

Investment Income:
Interest	$393
Miscellaneous income	1

Total Income	394

Expenses:
Investment advisory fees	44
Administration fees	43
Distribution and/or servicing fees—Administrative Class	26
Miscellaneous expense	1

Total Expenses	114

Net Investment Income	280

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	319
Net realized gain on futures contracts, options, and swaps	39
Net change in unrealized appreciation on investments	89
Net change in unrealized appreciation on futures contracts, options, and swaps	124
Net Gain	571

Net Increase in Assets Resulting from Operations	$851

See accompanying notes | 12.31.03 | Annual Report	5

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands

	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$280	$160
Net realized gain	358	219
Net change in unrealized appreciation (depreciation)	213	(55)

Net increase resulting from operations	851	324

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	(50)
Administrative Class	(323)	(110)
From net realized capital gains
Institutional Class	0	(48)
Administrative Class	(150)	(102)

Total Distributions	(475)	(310)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	0	14,872
Issued as reinvestment of distributions
Institutional Class	2	98
Administrative Class	473	212
Cost of shares redeemed
Institutional Class	(1,200)	(2,745)
Administrative Class	(260)	(600)
Net increase (decrease) resulting from Portfolio share transactions	(985)	11,837

Total Increase (Decrease) in Net Assets	(609)	11,851

Net Assets:
Beginning of period	18,099	6,248
End of period*	$17,490	$18,099

*Including undistributed net investment income of:	$248	$49

6	Annual Report | 12.31.03 | See accompanying notes

Schedule of Investments

Total Return Portfolio II

December 31, 2003

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.7%

Banking & Finance 2.8%
CIT Group, Inc.
5.500% due 02/15/2004	$30	$30
2.489% due 07/30/2004 (a)	40	40
2.660% due 01/31/2005 (a)	100	102
General Motors Acceptance Corp.
1.520% due 07/21/2004 (a)	100	100
3.070% due 05/19/2005 (a)	100	102
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	123

		497

Industrials 1.9%
DaimlerChrysler North America Holding Corp.
4.750% due 01/15/2008	170	174
El Paso Corp.
6.750% due 05/15/2009	50	48
Williams Cos., Inc.
7.875% due 09/01/2021	100	106

		328

Utilities 2.0%
AEP Texas Central Co.
2.430% due 02/15/2005	10	10
Appalachian Power Co.
4.800% due 06/15/2005	20	21
Entergy Gulf States, Inc.
2.070% due 06/18/2007 (a)	100	100
Sprint Capital Corp.
7.625% due 01/30/2011	100	112
TXU Energy Co.
7.000% due 03/15/2013	100	111

		354

Total Corporate Bonds & Notes (Cost $1,115)		1,179

MUNICIPAL BONDS & NOTES 3.4%

California 0.6%
La Quinta, California Redevelopment Agency Tax
Allocation Bonds, (AMBAC Insured), Series 2001
5.100% due 09/01/2031	100	103

New Jersey 1.3%
New Jersey Transportation Trust Fund Revenue Bonds, Series 2003
5.000% due 06/05/2013	50	56
Tobacco Settlement Financing Corp., Series 2003
4.375% due 06/01/2019	70	67
6.750% due 06/01/2039	100	99

		222

New York 0.7%
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.920% due 06/15/2023 (a)	25	28
New York Transitional Finance Authority Revenue Bonds, Series 2003
5.000% due 02/01/2033	100	102

		130

Texas 0.1%
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	20	20

Washington 0.7%
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2014	100	114

Total Municipal Bonds & Notes (Cost $580)		589

U.S. TREASURY OBLIGATIONS 10.4%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007(b)	152	164
3.625% due 01/15/2008	275	304
3.875% due 01/15/2009	451	510
3.375% due 01/15/2012	313	350
3.000% due 07/15/2012	309	336
3.875% due 04/15/2029	113	146

Total U.S. Treasury Obligations (Cost $1,759)		1,810

MORTGAGE-BACKED SECURITIES 16.4%

Collateralized Mortgage Obligations 9.1%
Bear Stearns Adjustable Rate Mortgage Trust
6.080% due 08/25/2032 (a)	4	4
5.190% due 04/25/2033 (a)	53	54
4.834% due 12/25/2033 (a)	99	100
Chase Mortgage Finance Corp.
6.230% due 12/25/2029 (a)	2	2
Countrywide Home Loans
5.800% due 03/19/2032 (a)	4	4
CS First Boston Mortgage Securities Corp.
6.270% due 04/25/2032 (a)	2	2
5.724% due 06/25/2032 (a)	27	27
6.182% due 06/25/2032 (a)	22	23
6.000% due 01/25/2033	15	15
2.360% due 08/25/2033 (a)	22	21
Fannie Mae
6.000% due 08/25/2029	20	21
5.000% due 04/25/2033	231	234
Federal Home Loan Bank
5.500% due 03/15/2015	4	4
Freddie Mac
5.000% due 10/15/2026	156	157
5.500% due 08/15/2030	127	129
Government National Mortgage Association
1.648% due 09/20/2030 (a)	14	14
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043	93	99
GSR Mortgage Loan Trust
5.575% due 10/25/2031	8	8
6.000% due 03/25/2032	28	29
Impac CMB Trust
1.520% due 07/25/2033 (a)	116	116
MASTR Asset Securitization Trust
5.500% due 09/25/2033	88	88
Merrill Lynch Mortgage Investors, Inc.
1.448% due 01/20/2030 (a)	6	6
MLCC Mortgage Investors, Inc.
2.825% due 01/25/2029 (a)	100	103
Morgan Stanley Dean Witter Capital I, Inc.
7.460% due 02/15/2020	2	2
Residential Funding Mortgage Securities I, Inc.
5.600% due 09/25/2032 (a)	5	5
Structured Asset Mortgage Investments, Inc.
1.450% due 09/19/2032 (a)	9	9
Structured Asset Securities Corp.
6.500% due 09/25/2031 (a)	16	17
6.150% due 07/25/2032 (a)	3	3
Washington Mutual Mortgage Securities Corp.
3.173% due 02/27/2034 (a)	42	43
2.740% due 08/25/2042 (a)	259	260

		1,599

Fannie Mae 6.0%
4.872% due 12/01/2036 (a)	66	67
5.000% due 06/01/2018	463	473
5.161% due 09/01/2034 (a)	69	70
5.500% due 10/01/2017 - 11/01/2017 (c)	79	82
6.000% due 06/01/2016 - 04/01/2033 (a)(c)	294	307
6.500% due 08/01/2032	42	44

		1,043

Freddie Mac 1.0%
3.568% due 01/01/2028 (a)	8	8
3.645% due 07/01/2027 (a)	8	9
5.000% due 10/01/2018	87	89
6.000% due 09/01/2016	29	30
6.500% due 08/01/2032	35	36

		172

Government National Mortgage Association 0.3%
3.500% due 05/20/2030 (a)	25	25
4.375% due 02/20/2027 (a)	35	35

		60

Total Mortgage-Backed Securities (Cost $2,874)		2,874

ASSET-BACKED SECURITIES 0.6%
Amortizing Residential Collateral Trust
1.388% due 06/25/2032 (a)	26	26
CIT Group Home Equity Loan Trust
1.388% due 06/25/2033 (a)	15	15
CS First Boston Mortgage Securities Corp.
1.428% due 01/25/2032 (a)	28	28
Equity One ABS, Inc.
1.398% due 11/25/2032 (a)	23	23
Household Mortgage Loan Trust
1.448% due 05/20/2032 (a)	5	5
Irwin Home Equity Loan Trust
1.408% due 06/25/2029 (a)	4	4
Morgan Stanley Dean Witter Capital I, Inc.
1.448% due 07/25/2032 (a)	10	11

Total Asset-Backed Securities (Cost $112)		112

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 95.500
Exp. 03/15/2004	5	0

Total Purchased Put Options (Cost $0)		0

	Shares

PREFERRED SECURITY 0.7%
DG Funding Trust
3.413% due 12/29/2049 (a)	11	117

Total Preferred Security (Cost $116)		117

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 61.6%

Certificates of Deposit 3.4%
Bank of America N.A.
1.100% due 03/15/2004	$300	300
Citibank N.A.
1.095% due 02/19/2004	300	300

		600

Commercial Paper 25.1%
Fannie Mae
1.080% due 02/24/2004	200	200
1.130% due 02/25/2004	400	399
1.045% due 03/17/2004	200	200
1.060% due 04/06/2004	300	299
Federal Home Loan Bank
1.060% due 03/10/2004	1,100	1,098

See accompanying notes | 12.31.03 | Annual Report	7

Schedule of Investments (Cont.)

Total Return Portfolio II

December 31, 2003

	Principal Amount (000s)	Value (000s)

Freddie Mac
1.070% due 01/29/2004	$200	$200
1.085% due 03/01/2004	1,400	1,398
1.090% due 03/01/2004	300	299
1.100% due 03/15/2004	100	100
General Electric Capital Corp.
1.110% due 04/08/2004	200	199

		4,392

Repurchase Agreements 2.2%
State Street Bank
0.800% due 01/02/2004	377	377

(Dated 12/31/2003. Collateralized by Fannie Mae 1.875% due 01/15/2005 valued at $385. Repurchase proceeds are $377.)

U.S. Treasury Bills 30.9%
1.021% due 03/11/2004- 06/17/2004 (b)(c)	5,425	5,402

Total Short-Term Instruments (Cost $10,773)		10,771

Total Investments 99.8% (Cost $17,329)		$17,452

Written Options (e) (0.1%) (Premiums $30)		(21)

Other Assets and Liabilities (Net) 0.3%		59

Net Assets 100.0%		$17,490

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2003.
(b)	Securities with an aggregate market value of $451 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	# of Contracts	Unrealized Appreciation

Eurodollar September Futures
(09/2004)—Long	2	$3
Eurodollar December Futures
(12/2004)—Long	3	3
Eurodollar March Futures
(03/2005)—Long	2	3
Eurodollar June Futures
(06/2005)—Long	2	2
Eurodollar September Futures
(09/2005)—Long	1	0
Eurodollar December Futures
(12/2005)—Long	1	0
Eurodollar March Futures
(03/2008)—Long	1	0
Eurodollar June Futures
(06/2008)—Long	1	0
Eurodollar September Futures
(09/2008)—Long	1	0
Eurodollar December Futures
(12/2008)—Long	1	0
U.S. Treasury 5-Year Note
(03/2004)—Long	26	34
U.S. Treasury 10-Year Note
(03/2004)—Long	43	45

		$90

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Principal amount of security is adjusted for inflation.
(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CME Eurodollar March Futures
Strike @ 98.500
Exp. 03/15/2004	2	$1	$1
Put—CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	1	1	0
Put—CME Eurodollar March Futures
Strike @ 97.750
Exp. 03/15/2004	1	1	0
Put—CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	5	3	1
Call—CBOT U.S. Treasury Note March Futures
Strike @ 113.000
Exp. 02/21/2004	3	3	4
Put—CBOT U.S. Treasury Note March Futures
Strike @ 108.000
Exp. 02/21/2004	2	2	1

		$11	$7

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 6.000%**
Exp. 10/19/2004	$100	$4	$8
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 6.000%*
Exp. 10/19/2004	100	4	1
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 5.200%**
Exp. 11/02/2004	100	3	5
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike@ 6.700%*
Exp. 11/02/2004	100	3	0
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike@ 4.000%**
Exp. 03/03/2004	100	2	0
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike@ 4.000%**
Exp. 03/03/2004	100	1	0
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike@ 4.000%**
Exp. 03/03/2004	100	2	0

		$19	$14

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(f)	Swap agreements outstanding at December 31, 2003:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due to 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$10	$0
Receive total return on Lehman Brothers Commercial Mortgage-Backed Securities Index and pay floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004	10	0
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America, N.A. Exp. 06/16/2009	400	2

		$2

(g)	Short sales open at December 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.250	08/15/2023	$100	$114	$114
U.S. Treasury Bond	5.375	02/15/2031	100	104	101

				$218	$215

8	Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12.31.03 | Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of December 31, 2003, there were no outstanding financing transactions.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller

10	Annual Report | 12.31.03

to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities maybe identified as collateral in accordance with the terms of the respective swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred subject always to the limit that not more than 0.15% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.15% during current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;

12.31.03 | Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2003

(iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.50%
Administrative Class	0.65%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2001	12/31/2002	12/31/2003

Amount Available for Reimbursement	$0	$0	$0

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$66,512	$64,537	$18,704	$16,715

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2002	$16
Sales	74
Closing Buys	(17)
Expirations	(43)
Exercised	0

Balance at 12/31/2003	$30

12	Annual Report | 12.31.03

6. Federal Income Tax Matters

As of December 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$248	$133	$(48)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and foreign currency transactions.

As of December 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$17,329	$142	$(19)	$123

As of fiscal year ended December 31, 2003, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(2)	Long-Term Capital Gains Distributions	Return of Capital
$425	$50	$0

(2)	Includes short-term capital gains.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2003		Year Ended 12/31/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	0	0	1,474	14,872

Issued as reinvestment of distributions
Institutional Class	0	2	10	98
Administrative Class	45	473	21	212

Cost of shares redeemed
Institutional Class	(119)	(1,200)	(269)	(2,745)
Administrative Class	(25)	(260)	(58)	(600)

Net increase resulting from Portfolio share transactions	(99)	$(985)	1,178	$11,837

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	1	99

12.31.03 | Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2003

8. Subsequent Event

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”); PIMCO Advisors Distributors LLC (“PAD”); PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”); and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On February 17, 2004, a class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, regarding the use of brokerage commissions to pay for distribution. On February 20, 2004, a class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of the Funds. Both of the class action lawsuits seek unspecified compensatory damages. ADAM and the PIMCO-related entities are conducting a thorough internal investigation into the matters raised in the complaints. The New Jersey Attorney General’s complaint does not allege any market timing activity took place in the PIMCO Variable Insurance Trust Portfolios, and the class action complaint filed in Connecticut does not name any of the PIMCO Variable Insurance Trust Portfolios as parties.

PIMCO, PAD and the Trust believe the strategies followed by members of the plaintiffs’ bar and the publicity surrounding the regulatory investigation and related lawsuits described above will result in other similar lawsuits filed in federal or state courts naming PIMCO, PAD, the Trust and/or their affiliates, which may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain Portfolios during specified periods, or as derivative actions on behalf of the Portfolios.

PIMCO Advisors, PEA Capital, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolios or on PIMCO’s, or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolios.

14	Annual Report | 12.31.03

Report of Independent Auditors

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Total Return Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets, and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Total Return Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 23, 2004

12.31.03 | Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	08/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	08/1997 to Present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	05/2000 to Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	08/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	05/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (65) Trustee	08/1997 to Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report | 12.31.03

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to Present	Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2001 to Present	Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/2003 to Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (47) Senior Vice President	02/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2003 to Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	08/1997 to Present	Managing Director, PIMCO.

Douglas J. Ongaro (42) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (40) Senior Vice President	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/2003 to Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	08/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to Present	Account Manager, PIMCO.

Henrik P. Larsen (33) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/2003 to Present	Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to Present	Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to Present	Account Manager, PIMCO.

David J. Pittman (55) Vice President	02/2003 to Present	Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2003 to Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to Present	Account Manager, PIMCO. Formerly, Vice President, Transamerica Investment Management.

Michael J. Willemsen (43) Vice President	08/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1997 to Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

12.31.03 | Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services Midwest (formerly “National Financial Data Services”)

330 W. 9th Street, 5th Floor

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

800.927.4648

WWW.PIMCOADVISORS.COM

WWW.PIMCO.COM

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. The report is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective PIMCO Variable Insurance Trust prospectus, which contains information covering investment policies and other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

Item 2.	Code of Ethics—filed herewith

Item 3.	Audit Committee Financial Expert

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2003	$184,446
	December 31, 2002	$151,360

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2003	$30,400
	December 31, 2002	$9,220

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2003	$16,039
	December 31, 2002	$10,750

(d)	Fiscal Year Ended	All Other Fees
	December 31, 2003	$ 0
	December 31, 2002	$ 0

(e)	Pre-approval policies and procedures

	(1) The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

	(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2003	December 31, 2002

	PIMCO Variable Insurance Trust	$46,439	$19,970
	PIMCO	$143,112	$592,665

	Totals	$189,551	$612,635

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy

Item 6.	(Reserved)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases—not applicable

Item 9.	(Reserved)

Item 10.	Controls and Procedures

(a) The Chairman of the Board, President and Treasurer have concluded that Pacific Select Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Pacific Select Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Pacific Select Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 11.	Exhibits

(a) Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	March 8, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 8, 2004

PIMCO FUNDS:

CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY

ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

November 18, 2003

I.	Covered Officers/Purpose of the Code

This Code of Ethics (this “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 has been adopted by the registered investment companies (each a “Fund” and, collectively, the “Funds”) listed on Exhibit A and applies to each Fund’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom is identified in Exhibit B) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC’) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to conflicts of interest.

II.	Covered Officers Should Handle Ethically Any Actual or Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the relevant Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of the Covered Officer’s family, receives improper personal benefits as a result of the Covered Officer’s position with the relevant Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and the relevant Fund and already are subject to conflict of interest provisions and procedures in the Investment Company Act of 1940 (including the regulations thereunder, the “1940 Act”) and the Investment Advisers Act of 1940 (including the regulations thereunder, the “Investment Advisers Act”). Indeed, conflicts of interest are endemic for certain registered management investment companies and those conflicts are both substantially and procedurally dealt with under the 1940 Act. For example, Covered Officers may not engage in certain transactions with a Fund because of their status as “affiliated persons” of such Fund. The compliance program of each Fund and the compliance programs of its investment advisers (including sub-advisers), principal underwriter and administrator or sub-administrator (each a “Service Provider” and, collectively, the “Service Providers”) are reasonably designed to prevent, or identify and correct, violations of many of those provisions, although they are not designed to provide absolute assurance as to those matters. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code. See also Section V of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Service Providers of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether for the Funds or for a Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Service Providers and the Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Funds and their Service Providers and is consistent with the performance by the Covered Officers of their duties as officers of the relevant Fund. Thus, if performed in conformity with the provisions of the 1940 Act, the Investment Advisers Act, other applicable law and the relevant Fund’s constitutional documents, such activities will be deemed to have been handled ethically. Frequently, the 1940 Act establishes, as a mechanism for dealing with conflicts, disclosure to and approval by the Directors/Trustees of a Fund who are not “interested persons” of such Fund under the 1940 Act. In addition, it is recognized by the Funds’ Boards of Directors /Trustees (“Boards’) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes and that such service, by itself, does not give rise to a conflict of interest.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not the subject of provisions of the 1940 Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should bear in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the relevant Fund, unless the personal interest has been disclosed to and approved by other officers of such Fund or such Fund’s Board or a committee of such Fund’s Board that has no such personal interest.

*            *             *             *

Each Covered Officer must not:

•	use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the relevant Fund whereby the Covered Officer would benefit personally to the detriment of such Fund;

•	cause the relevant Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit such Fund; or

•	retaliate against any other Covered Officer or any employee of the Funds or their Service Providers for reports of potential violations that are made in good faith.

There are some conflict of interest situations that should always be approved by the President of the relevant Fund (or, with respect to activities of the President, by the Chairman of the relevant Fund). These conflict of interest situations are listed below:

•	service on the board of directors or governing board of a publicly traded entity;

•	acceptance of any investment opportunity or of any material gift or gratuity from any person or entity that does business, or desires to do business, with the relevant Fund. For these purposes, material gifts do not include (i) gifts from a single giver so long as their aggregate annual value does not exceed the equivalent of $500.00 or (ii) attending business meals, business related conferences, sporting events and other entertainment events at the expense of a giver, so long as the expense is reasonable and both the Covered Person and the giver are present.[1]

•	any ownership interest in, or any consulting or employment relationship with, any entities doing business with the relevant Fund, other than a Service Provider or an affiliate of a Service Provider. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the outstanding securities of the relevant class.

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the relevant Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment with a Service Provider or its affiliate. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the particular class of security outstanding.

III.	Disclosure and Compliance

•	No Covered Officer should knowingly misrepresent, or cause others to misrepresent, facts about the relevant Fund to others, whether within or outside such Fund, including to such Fund’s Board and auditors, and to governmental regulators and self-regulatory organizations;

•	each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the Service Providers or with counsel to the Funds with the goal of promoting full, fair, accurate, timely and understandable disclosure in the registration statements or periodic reports that the Funds file with, or submit to, the SEC (which, for sake of clarity, does not

[1]	The $500.00 threshold is based upon the PIMCO Code of Ethics.

include any sales literature, omitting prospectuses, or “tombstone” advertising prepared by the relevant Fund’s principal underwriter(s)); and

•	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the relevant Fund that he has received, read, and understands the Code;

•	provide full and fair responses to all questions asked in any Trustee and Officer Questionnaire provided by the relevant Fund as well as with respect to any supplemental request for information; and

•	notify the President of the relevant Fund promptly if he is convinced to a moral certainty that there has been a material violation of this Code (with respect to violations by a President, the Covered Officer shall report to the Chairman of the relevant Fund).

The President of each Fund is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the President will be considered by the Chairman of the relevant Fund.

The Funds will follow these procedures in investigating and enforcing this Code:

•	the President will take all appropriate action to investigate any potential material violations reported to him, which actions may include the use of internal or external counsel, accountants or other personnel;

•	if, after such investigation, the President believes that no material violation has occurred, the President is not required to take any further action;

•	any matter that the President believes is a material violation will be reported to the Committee;

•	if the Committee concurs that a material violation has occurred, it will

•	inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to applicable policies and procedures; notification to appropriate personnel of a Service Provider or its board; or a recommendation to dismiss the Covered Officer;

•	the Committee will be authorized to grant waivers, as it deems appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds or the Funds’ Service Providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Funds’ and their Service Providers’ codes of ethics under Rule 17j-1 under the 1940 Act and the Service Providers’ more detailed compliance policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	Amendments

Any material amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone except as permitted by the Board.

VIII.	Internal Use

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.

Date:          November 18, 2003

Exhibit A

Registered Investment Companies

PIMCO Funds: Pacific Investment Management Series (“PIMS”)

PIMCO Variable Insurance Trust (“PVIT”)

PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”)

Exhibit B

Persons Covered by this Code of Ethics

Trust	Principal Executive Officer	Principal Financial Officer	Principal Accounting Officer
PIMS	R. Wesley Burns	John P. Hardaway	John P. Hardaway
PVIT	R. Wesley Burns	John P. Hardaway	John P. Hardaway
PCM	R. Wesley Burns	John P. Hardaway	John P. Hardaway

Note that a listed officer is only a “Covered Officer” of the Fund(s) for which he or she serves as a Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer.